Janus Investment Fund

Janus Henderson International Long/Short Equity Fund

Supplement dated December 29, 2017

to Currently Effective Prospectuses

Effective December 31, 2017, Janus Henderson International Long/Short Equity Fund’s (the “Fund”) subadvisory agreement with Henderson Investment Management Limited (“HIML”) will be terminated. Janus Capital Management LLC (“Janus Capital”) will concurrently enter into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which the Fund’s current portfolio managers will continue to be responsible for the day-to-day management of the Fund. Under the arrangement, HGIL and the portfolio managers will be considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers will continue to render portfolio management, research, and other services to the Fund, subject to supervision of Janus Capital. Accordingly, effective January 1, 2018, the Fund’s Prospectuses are amended as follows:

1.	The following is added at the end of the first paragraph in the “Investment Adviser” section under “Management of the Funds”:

In addition, Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson International Long/Short Equity Fund on behalf of Janus Capital.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel – Janus Henderson International Long/Short Equity Fund” section of the Prospectuses:

Janus Henderson International Long/Short Equity Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Co-Lead Portfolio Manager, and Steve Johnstone, Fund Manager, Diversified Hedge Funds and the Fund’s Portfolio Manager & Quantitative Strategist, generally oversee the management and portfolio construction of the Fund. Individual members of the Team manage the Fund’s investments in specific countries and regions as outlined below.

Quantitative Strategist – Steve Johnstone is Fund Manager, Diversified Hedge Funds, and Co-Lead Portfolio Manager & Quantitative Strategist for the Fund. He generally oversees the management and portfolio construction of the Fund with Stephen Peak and is responsible for the top-down overlay and quantitative risk control of the Fund’s overall portfolio. Mr. Johnstone has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Johnstone joined Janus Capital (and its affiliates) in 2011 via the acquisition of Gartmore.

Portfolio Management of the Fund’s sub-portfolios:

Europe – Stephen Peak is Director of International Equities and Co-Lead Portfolio Manager of the Fund. He manages the Europe sub-portfolio of the Fund and generally oversees the management and portfolio construction of the Fund with Steve Johnstone. Mr. Peak has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Peak joined Janus Capital (and its affiliates) in 1992.

UK – Neil Hermon is Co-Head of UK Equities and Co-Portfolio Manager of the Fund. He manages the UK sub-portfolio of the Fund. Mr. Hermon has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Hermon joined Janus Capital (and its affiliates) in 2002.

Asia Pacific – Sat Duhra is Fund Manager, Asia Pacific (ex-Japan) Equities, and Co-Portfolio Manager of the Fund. He manages the Asia Pacific sub-portfolio of the Fund. Mr. Duhra has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since January 2017. Mr. Duhra joined Janus Capital (and its affiliates) in 2011.

Japan – Junichi Inoue is Head of Japanese Equities and Co-Portfolio Manager of the Fund. He manages the Japan subportfolio of the Fund. Mr. Inoue has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since January 2017. Mr. Inoue joined Janus Capital (and its affiliates) in 2016. Prior to joining Henderson Global Investors, Mr. Inoue served as Fund Manager at DIAM Asset Management from 2012 to 2016.

Effective January 1, 2018, references to HIML and/or its subadvisory agreement with the Fund are deleted.

Please retain this Supplement with your records.

2

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Alternative **
Janus Henderson Diversified Alternatives Fund	JDDAX	JDDCX	JDASX	JDAIX	JDANX	JDATX
Janus Henderson International Long/Short Equity Fund	HLNAX	HLNCX	HLNSX	HLNIX	HLNRX	HLNTX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “Janus” or “Henderson”. The name change for each Fund was effective June 5, 2017.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes two portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson International Long/Short Equity Fund is subadvised by Henderson Investment Management Limited (“HIML”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Diversified Alternatives Fund	2
Janus Henderson International Long/Short Equity Fund	12
Additional information about the Funds
Fees and expenses	22
Additional investment strategies and general portfolio policies	23
Risks of the Funds	28
Management of the Funds
Investment adviser	40
Management expenses	40
Subadviser	41
Investment personnel	42
Other information	44
Distributions and taxes	45
Shareholder’s guide
Pricing of fund shares	49
Choosing a share class	50
Distribution, servicing, and administrative fees	52
Payments to financial intermediaries by Janus Capital or its affiliates	53
Purchases	54
Exchanges	58
Redemptions	59
Excessive trading	60
Shareholder communications	63
Financial highlights	64
Appendix A – intermediary sales charge waivers and discounts	76
Glossary of investment terms	77
1	Janus Investment Fund

Fund summary

Janus Henderson Diversified Alternatives Fund
Ticker:	JDDAX	Class A Shares	JDASX	Class S Shares	JDANX	Class N Shares
	JDDCX	Class C Shares	JDAIX	Class I Shares	JDATX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 54 of the Fund’s Prospectus and in the “Purchases” section on page 61 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)		Class A		Class C		Class S		Class I		Class N		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)		None		1.00%		None		None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		Class A		Class C		Class S		Class I		Class N		Class T
Management Fees of the Fund and the Subsidiary(1)		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution/Service (12b-1) Fees		0.25%		1.00%		0.25%		None		None		None
Other Expenses		0.37%		0.34%		0.58%		0.34%		0.32%		0.56%
Other Expenses of the Fund	0.36%		0.33%		0.57%		0.33%		0.31%		0.55%
Other Expenses of the Subsidiary	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(2)		1.62%		2.34%		1.83%		1.34%		1.32%		1.56%
Fee Waiver(2)		0.26%		0.24%		0.24%		0.21%		0.23%		0.22%
Total Annual Fund Operating Expenses After Fee Waiver(2)		1.36%		2.10%		1.59%		1.13%		1.09%		1.34%

(1)	The Fund may invest in commodity-linked investments through a wholly-owned subsidiary of the Fund that invests in commodity-linked investments. Janus Capital has contractually agreed that to the extent the Fund invests in the subsidiary, it shall not collect advisory fees from the Fund in an amount equal to the fee it collects from the subsidiary. The management fee waiver arrangement may not be discontinued by Janus Capital as long as its contract with the subsidiary is in place.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses, which include the other expenses of the subsidiary shown above (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 1.09% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
2	Janus Henderson Diversified Alternatives Fund

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 730	$ 1,057	$ 1,406	$ 2,386
Class C Shares	$ 337	$ 730	$ 1,250	$ 2,676
Class S Shares	$ 186	$ 576	$ 990	$ 2,148
Class I Shares	$ 136	$ 425	$ 734	$ 1,613
Class N Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 159	$ 493	$ 850	$ 1,856

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 730	$ 1,057	$ 1,406	$ 2,386
Class C Shares	$ 237	$ 730	$ 1,250	$ 2,676
Class S Shares	$ 186	$ 576	$ 990	$ 2,148
Class I Shares	$ 136	$ 425	$ 734	$ 1,613
Class N Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 159	$ 493	$ 850	$ 1,856

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The Fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the Fund will be successful in meeting its investment objective.
The Fund employs a proprietary multi-factor process to allocate the Fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the Fund invests, so that no individual risk premium contributes disproportionately to the Fund’s overall risk profile and expected returns over the long term. Next, the Fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia. The Fund’s portfolio managers generally rebalance risk premia allocations monthly, but may rebalance such allocations more often from time to time to adjust the Fund’s relative risk premia exposures. The rebalancing techniques used by the Fund’s portfolio managers may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. The Fund may not utilize all identified risk premia in its investment process at all times. Janus Capital believes that this allocation process may provide better risk adjusted returns than a traditional asset allocation strategy that employs fixed weights for asset classes.
The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes to identify risk premia and generate returns, including, but not limited to, relative value, momentum, credit, size, roll yield, systematic, and currency carry.
3	Janus Henderson Diversified Alternatives Fund

Relative Value – Relative Value investing seeks to capture the spread between a relatively undervalued asset and a more expensive one. For example, one pool of equities often outperforms another pool of equities in a different sector or investment style. Relative value attempts to identify the difference in valuation associated with those assets and favors investments in the relatively undervalued pool to generate return.
Momentum – Momentum investing seeks to capitalize on the expected continuance of trends in the market. For example, if interest rates are increasing, a momentum investor would invest in securities that would generate positive returns if rates continue to increase in the near term.
Credit – Credit investing seeks to invest in fixed-income securities to realize the additional rate of return that corporate debt provides as compared to U.S. Treasuries.
Size – Size investing seeks to generate returns by investing in small capitalization equity securities over large capitalization equity securities. The basis for this strategy is that over time, less liquid equities (small capitalization) will outperform more liquid equities (large capitalization).
Roll Yield – Roll Yield investing seeks to capture returns from favoring certain maturities of commodity futures contracts over others. This strategy typically combines offsetting long and short exposures on various sets of individual commodity futures contracts that have different expiration dates.
Systematic – Systematic investing seeks to invest in one or more asset classes, or a subset of a specific asset class, to generate the associated market return. For example, the Fund may invest a portion of the portfolio in global equities to generate the market returns associated with that type of investment.
Currency Carry – Currency Carry investing seeks to generate returns by investing in higher yielding currencies versus lower yielding currencies. In a carry trade, low interest rate currencies may be sold, and high interest rate currencies may be purchased.
As part of the process to identify and isolate specific risk premia and generate returns, the Fund may have both long and short exposure to securities and derivatives in which it invests with respect to risk premia. The Fund’s exposure to U.S. and non-U.S. investments, which may include emerging markets, will vary based on perceived investment opportunities. The Fund will make significant use of derivative instruments, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. Derivatives will be used to gain exposure to the various asset classes in which the Fund may invest, for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, and to earn income and enhance returns. The Fund may utilize swaps, including equity, interest rate, index, commodity, currency, and total return. The Fund may utilize options and futures, including forward commodity and currency contracts and U.S. Treasury, interest rate, and market index futures. The Fund’s use of options includes options purchased and sold (written). In addition, the Fund may enter into forward foreign currency exchange contracts to manage the Fund’s interest rate exposure.
The Fund intends to target an annualized volatility of approximately 6%, with an expected range of approximately 5-7%. For the fiscal year ended June 30, 2017, the Fund’s annualized volatility was 3.76%. By comparison, the 15-year historical volatility level of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark index, was approximately 3.41% as of June 30, 2017. The actual volatility level of the Fund may be higher or lower than its target volatility depending on market conditions. The Fund’s exposure to derivatives will create a leveraging effect on the portfolio where market exposure exceeds amounts invested. Through its investments in derivatives, such as futures and swaps, it is expected that the Fund’s gross notional investment exposure (generally, the total value of the assets underlying a derivatives contract at the time of valuation) will range from 300% to 400% of the Fund’s net assets. This leverage will vary over time and may be significant. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities and may negatively affect the Fund’s ability to achieve its investment objective.
The Fund’s equity and fixed-income exposure may be obtained through direct investment in equity and fixed-income securities or through investment in other mutual funds or exchange-traded funds (“ETFs”). The Fund may also utilize exchange-traded notes (“ETNs”). The equity securities in which the Fund invests may involve exposure to common stocks of companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fixed-income securities in which the Fund invests may include securities of any maturity and of any credit
4	Janus Henderson Diversified Alternatives Fund

quality, and may include exposure to government bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, zero-coupon bonds, and high-yield/high-risk bonds, also known as “junk” bonds. The Fund’s investment in ETFs and ETNs may be used to gain exposure to market indices, a basket of securities, commodities, currencies, or a particular commodity or currency.
The Fund’s exposure to the commodity markets, in whole or in part, may be made through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest in commodity-related derivatives such as futures and swaps, ETNs, and other investments such as cash or U.S. Treasuries which may serve as margin or collateral for the Subsidiary’s commodity-linked derivative positions.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a portfolio which includes exposure to a portfolio of risk premia strategies derived from equity, fixed-income, commodity, and currency investments, as well as derivatives. While the Fund seeks to deliver absolute returns with low correlation to returns generated by investments in stocks and bonds, there is a risk that the expected returns and correlation properties of these risk premia may be incorrect. Such investments, and derivatives in particular, tend to be more volatile than many other investment choices.
Management Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. There is a risk that the returns provided by an individual risk premium may be subject to high volatility and that the portfolio managers’ beliefs about the risk, expected returns and correlation properties of various risk premia may be incorrect. In particular, the Fund’s target volatility of 6% is expected to subject the Fund to increased volatility relative to its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index. A relatively small price movement in a derivatives position may result in an immediate and substantial loss to the Fund. Further, the Fund’s ability to achieve its investment objective also depends on the successful allocation of the Fund’s assets among various risk premia and asset classes, and you could lose money on your investment in the Fund as a result of these allocations. There is also a risk that the Fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated, and the Fund will not meet its investment objective. Finally, Janus Capital has limited experience managing a risk premia investment strategy, and there is no guarantee that the investment techniques and analysis used by the Fund’s portfolio managers will produce the desired results.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
5	Janus Henderson Diversified Alternatives Fund

Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers’ ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Subsidiary Risk.  By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all of the provisions of the 1940 Act.
Commodity Tax Risk.  The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the Fund), in which it ruled that income from a fund’s investment in certain commodity-linked notes and a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, in September 2016 the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. Accordingly, the Fund may invest in certain commodity-linked investments: (a) directly only to the extent that such commodity-linked investments constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Additionally, in September 2016, the IRS issued proposed regulations that would require the Subsidiary to distribute its “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include passive income such as income from commodity-linked derivatives) each year in order for the Fund to treat that income as qualifying income. The Fund anticipates that the Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and the Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective and jeopardize the Fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the Fund to higher tax rates and/or penalties.
Foreign Exposure Risk.  The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in
6	Janus Henderson Diversified Alternatives Fund

currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of an investment’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks or derivatives may perform differently from the market as a whole and other types of securities.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that
7	Janus Henderson Diversified Alternatives Fund

one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Sovereign Debt Risk.  The Fund may invest, directly or indirectly, in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Currency Risk.  The Fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of the Fund’s use of currency investment strategies, the Fund’s net currency positions may expose the Fund to losses independent of any securities positions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Exchange-Traded and Mutual Funds Risk.  The Fund may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.
Exchange-Traded Notes Risk.  The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on
8	Janus Henderson Diversified Alternatives Fund

cash collateral. ETNs are subject to credit risk and counterparty risk. In addition, when the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2016 4.63%	Worst Quarter: 3rd Quarter 2015 – 3.99%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 2.58%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (12/28/12)
Class I Shares
Return Before Taxes	9.11%	1.35%
Return After Taxes on Distributions	7.72%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	0.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%
Class A Shares
Return Before Taxes(1)	2.60%	– 0.34%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%
9	Janus Henderson Diversified Alternatives Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (12/28/12)
Class C Shares
Return Before Taxes(2)	7.01%	0.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%
Class S Shares
Return Before Taxes	8.68%	1.02%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%
Class N Shares
Return Before Taxes	9.18%	1.40%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%
Class T Shares
Return Before Taxes	9.00%	1.22%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	1.71%
LIBOR +3% (reflects no deduction for expenses, fees, or taxes)	3.88%	3.65%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund also compares its performance to the LIBOR +3%. The indices are described below.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
•	The LIBOR +3% is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market) plus 300 basis points.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
10	Janus Henderson Diversified Alternatives Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
11	Janus Henderson Diversified Alternatives Fund

Fund summary

Janus Henderson International Long/Short Equity Fund
Ticker:	HLNAX	Class A Shares	HLNSX	Class S Shares	HLNRX	Class N Shares
	HLNCX	Class C Shares	HLNIX	Class I Shares	HLNTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson International Long/Short Equity Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 54 of the Fund’s Prospectus and in the “Purchases” section on page 61 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.94%	2.05%	1.76%	1.76%	1.45%	1.76%
Short Sale Expenses	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(2)	3.75%	5.61%	4.57%	4.32%	4.01%	4.32%
Fee Waiver(2)	0.69%	1.84%	1.33%	1.52%	1.26%	1.33%
Total Annual Fund Operating Expenses After Fee Waiver(2)	3.06%	3.77%	3.24%	2.80%	2.75%	2.99%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 1.43% until November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
12	Janus Henderson International Long/Short Equity Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 931	$ 1,655	$ 2,398	$ 4,338
Class C Shares	$ 659	$ 1,668	$ 2,763	$ 5,442
Class S Shares	$ 458	$ 1,380	$ 2,310	$ 4,669
Class I Shares	$ 433	$ 1,309	$ 2,197	$ 4,470
Class N Shares	$ 403	$ 1,221	$ 2,055	$ 4,214
Class T Shares	$ 433	$ 1,309	$ 2,197	$ 4,470

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 931	$ 1,655	$ 2,398	$ 4,338
Class C Shares	$ 559	$ 1,668	$ 2,763	$ 5,442
Class S Shares	$ 458	$ 1,380	$ 2,310	$ 4,669
Class I Shares	$ 433	$ 1,309	$ 2,197	$ 4,470
Class N Shares	$ 403	$ 1,221	$ 2,055	$ 4,214
Class T Shares	$ 433	$ 1,309	$ 2,197	$ 4,470

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Predecessor Fund and the Fund for the fiscal period August 1, 2016 to June 30, 2017 was 186% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions of equity securities issued by, or equity-related derivative instruments providing exposure to, non-U.S. companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, instruments that carry the right to buy common stocks of non-U.S. companies, and depositary receipts. Non-U.S. companies are broadly defined to include any issuer that meets one of the following tests: (i) its country of organization, its primary business office or the principal trading market of its stock are located outside of the U.S., (ii) 50% or more of its assets are located in a country other than the U.S., or (iii) 50% or more of its revenues are derived from outside of the U.S.
In addition to holding equities long and selling equities short, the Fund transacts in certain derivative instruments in order to obtain or amplify its exposure to long and short positions, primarily through the use of single-security equity swap transactions, but may also use futures, options, forward contracts and other derivatives for this purpose. The Fund may also transact in derivative instruments for hedging purposes or to manage risks.
The Fund may invest in securities of companies of any size capitalization, style or sector and may invest in any country, including emerging markets. The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. Under normal circumstances, the Fund intends to engage in derivative transactions to hedge against fluctuations in currency exchange rates but may not always do so.
In selecting investments, the portfolio managers use a fundamental, bottom up approach in an attempt to identify undervalued, overvalued or mispriced stocks. The Fund seeks to invest in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform. The Fund will allocate its assets among various regions and countries based on strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector. A strategic top-down overlay process will be used to manage the Fund’s overall net exposure and provide aggregate portfolio level risk control. The Fund expects to maintain a net long exposure bias in its portfolio but has the ability to have net short exposure.
13	Janus Henderson International Long/Short Equity Fund

Security selection will be based upon an analysis of a range of criteria, including: (i) a company’s financial strength; (ii) a company’s competitive position in its industry; (iii) a company’s projected future earnings and cash flows; (iv) a company’s valuations relative to earnings forecasts or other valuation criteria; and (v) the quality of a company’s management.
The Fund will generally consider selling a security or other investment, or cover a short position when, in the portfolio managers’ opinion, there is a risk of significant change in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security or exiting a short position if, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements.
The Fund may invest in all types of equity and equity-related securities including, but not limited to, common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, rights, warrants, shares of investment companies including exchanged-traded funds (“ETFs”) and equity interests in trusts, partnerships, and limited liability companies. As part of this strategy, the Fund may also hold cash and/or invest in money market instruments or cash equivalents in order to achieve it investment objective. The Fund may also invest in fixed-income securities of U.S. and non-U.S. companies, including below investment grade securities (commonly referred to as “junk bonds”).
The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issues, including through initial public offerings and private placements.
The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1⁄3% of its total assets, including the amount borrowed.
The Fund may engage in exchange-traded or over-the-counter (“OTC”) derivative transactions for purposes of speculation to seek return, to hedge against fluctuations in securities prices or currency exchange rates, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. The Fund expects to use derivatives principally when seeking to obtain exposure to long or short positions in individual securities using equity swaps, to gain or hedge exposure to a certain equity markets using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options, or to hedge currency exposure using forward foreign currency contracts. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.
The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a non-U.S. equity portfolio, including all types of equity and equity-related securities, such as common stocks. Common stocks tend to be more volatile than many other investment choices.
Nondiversification Risk.   The Fund is classified as nondiversified under the 1940 Act. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Short Sale Risk.  Short positions in equity securities may involve substantial risks. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the portfolio managers expect the value of such securities to fall during the period of the Fund’s investment exposure. However, the Fund will incur a loss on a short position in respect of a security if the price of the security increases during the period of the Fund’s investment exposure. When taking a short position, the Fund’s potential loss is limited only by the maximum attainable price of the security, less the price at which the Fund’s position in the security was established. Under certain circumstances, even if the value of the Fund’s long positions are rising, this could be offset by the declining values of the Fund’s short positions. Conversely, it is possible that rising values of the
14	Janus Henderson International Long/Short Equity Fund

Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Shorting will also result in higher transaction costs (such as interest and dividend expenses), which reduce the Fund’s return, and may result in higher taxes.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 12.1% of the Fund’s investments were in emerging markets.
Depositary Receipts Risk.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.
Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.
Issuer Risk.  An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the
15	Janus Henderson International Long/Short Equity Fund

Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Sector Risk.  At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Geographic Concentration Risk.  To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and
16	Janus Henderson International Long/Short Equity Fund

durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets may experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown are those of the Predecessor Fund, Henderson International Long/Short Equity Fund. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 9, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.
•	The performance shown for Class A Shares reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class C Shares reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown
17	Janus Henderson International Long/Short Equity Fund

for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class S Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2015 2.11%	Worst Quarter: 2nd Quarter 2016 – 2.98%

The Fund’s (and the Predecessor’s Fund’s) year-to-date return as of the calendar quarter ended September 30, 2017 was 3.35%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (12/9/14)
Class I Shares
Return Before Taxes	– 4.12%	– 0.91%
Return After Taxes on Distributions	– 4.75%	– 1.86%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 1.99%	– 0.96%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%
18	Janus Henderson International Long/Short Equity Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (12/9/14)
Class A Shares
Return Before Taxes(2)	– 10.14%	– 4.09%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%
Class C Shares
Return Before Taxes(3)	– 6.14%	– 1.94%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%
Class S Shares
Return Before Taxes	– 5.96%	– 2.44%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%
Class N Shares
Return Before Taxes	– 4.20%	– 1.24%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%
Class T Shares
Return Before Taxes	– 5.74%	– 2.20%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.15%	5.28%
MSCI EAFE® Index (USD Hedged) (reflects no deduction for expenses, fees, or taxes)	6.69%	5.77%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is MSCI EAFE® Index (USD Hedged). The MSCI EAFE® Index (USD Hedged) is a free float-adjusted market capitalization index designed to measure developed market equity performance while hedging the currency back to U.S. Dollars. The MSCI EAFE® Index (USD Hedged) is composed of companies representative of the market structure of developed market countries.
Previously, the Predecessor Fund used the MSCI EAFE® Index (USD Hedged) gross of foreign withholding taxes. Going forward, the Fund’s performance will be compared to the MSCI EAFE® Index (USD Hedged) net of foreign withholding taxes because it more closely reflects the Fund’s investment universe and is consistent with the practices of other funds advised by Janus Capital.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class I Shares for the period prior to June 5, 2017. If Class I Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on
19	Janus Henderson International Long/Short Equity Fund

your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Stephen Peak is Co-Lead Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in December 2014. Steve Johnstone is Co-Lead Portfolio Manager & Quantitative Strategist for the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in December 2014. Sat Duhra is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since January 2017. Junichi Inoue is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since January 2017. Neil Hermon is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in December 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
20	Janus Henderson International Long/Short Equity Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
21	Janus Henderson International Long/Short Equity Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period, but does not include Janus Henderson Diversified Alternatives Fund’s wholly-owned subsidiary. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
22	Janus Investment Fund

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code, 90% of a fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. Janus Henderson Diversified Alternatives Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), and which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.
The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. In September 2016, the IRS issued proposed regulations that would require the Subsidiary to distribute its “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include passive income such as income from commodity-linked derivatives) each year in order for the Fund to treat that income as qualifying income. The Fund anticipates that the Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Internal Revenue Code, which in turn may subject the Fund to higher tax rates and/or penalties.
Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Cash Position
A Fund may not always stay fully invested. When the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the
23	Janus Investment Fund

Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash. In addition, Janus Henderson Diversified Alternatives Fund may have a substantial cash position in order to meet margin and collateral requirements for its derivative positions.
Additionally, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Common Stock
Consistent with its investment objective or policies, Janus Henderson International Long/Short Equity Fund may invest substantially all of its assets in common stocks. The portfolio managers generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure to emerging markets. The portfolio managers may sell a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.
Emerging Markets
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Foreign Securities
Each Fund may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure to emerging markets.
In addition, Janus Henderson Diversified Alternatives Fund’s portfolio managers seek investments that meet the risk premia strategy criteria, regardless of where an issuer or company is located. Foreign securities are generally selected based on the portfolio managers’ risk premia investment process without regard to any predetermined allocation among countries or geographic regions.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent Janus Henderson Diversified Alternatives Fund invests in high-yield/high-risk bonds, under normal circumstances, the Fund will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered
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under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Initial Public Offerings
A Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
Loans
The Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Fund’s total assets.
Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Janus Henderson Diversified Alternatives Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson International Long/Short Equity Fund is classified as “nondiversified.” A fund that is classified as “nondiversified” has the
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ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
Portfolio Turnover
The strategies for Janus Henderson Diversified Alternatives Fund may involve the purchase of securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the perceived risk premia opportunities. Changes are normally made in the Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Due to the nature of the securities in which it invests and the investment strategies, Janus Henderson Diversified Alternatives Fund may have high portfolio turnover compared to other funds. The rebalancing techniques used by the Fund’s portfolio managers may result in higher portfolio turnover compared to a “buy and hold” fund strategy. The Fund’s portfolio managers periodically rebalance the investments in each risk premium basket to the target weightings.
Janus Henderson International Long/Short Equity Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in the Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
For each Fund, increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Funds’ performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Short Sales
A Fund may engage in short sales. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities
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sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.
Special Situations
Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
The Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to a commodity index, commodity markets, long and short positions in individual securities, or certain common or preferred stocks, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
U.S. Government Securities
Each Fund, particularly Janus Henderson Diversified Alternatives Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
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Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Janus Henderson Diversified Alternatives Fund may also invest in or have exposure to other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
•	pass-through securities including commercial and residential mortgage- and asset-backed securities and mortgage dollar rolls
•	pay-in-kind and step coupon securities
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions
Unless otherwise stated within its specific investment policies, Janus Henderson International Long/Short Equity Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objectives. These securities and strategies may include:
•	debt securities (such as bonds, notes, and debentures)
•	other investment companies (such as exchange-traded funds)
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security or derivative, the greater the Fund’s exposure to the risks associated with that security or derivative. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk.  The Funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
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Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investment in or exposure to fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
•	Equity Swaps Risk. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund’s financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. If such future guidance limits a Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.
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•	Forward Foreign Currency Contract Risk. Forward foreign currency contracts are a type of derivative contract, whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved, which will expose the Fund to the risk of foreign exchange loss. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for a Fund. The trading markets for forward currency contracts also offer less protection against defaults than trading in currency instruments on an exchange. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect the Fund’s returns and net asset value. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When a Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects a Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument). Further, because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price.
Emerging Markets Risk.  Each Fund may invest, directly or indirectly, in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or
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have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  Janus Henderson Diversified Alternatives Fund may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  The Funds invest in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of
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different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause a Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  The Funds invest in foreign equity and debt securities, either indirectly through other mutual funds, ETFs, and various derivative instruments (including, but not limited to, total return swap agreements, participatory notes, depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Funds’ performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the
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economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Initial Public Offering Risk.  A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. In addition, as a fund increases in size, the impact of IPOs on that fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment
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grade issues or comparable fixed rate securities, and may not always follow this pattern. The Funds may use futures, swaps, options, and other derivatives to manage interest rate risk.
Liquidity Risk.  A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Funds may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Funds invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing a Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Fund may
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satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
A Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject a Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. The Funds may underperform their benchmark index or other mutual funds with similar investment objectives.
Because Janus Henderson International Long/Short Equity Fund may investment substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.
Various derivative instruments may be used as part of the Funds’ investment strategy. There is no guarantee that the portfolio managers’ use of derivative investments will benefit the Funds. The Funds’ performance could be worse than if the Funds had not used such instruments. Use of such investments may instead increase risk to the Funds, rather than reduce risk. Further, the target volatility of 6% for Janus Henderson Diversified Alternatives Fund is expected to subject the Fund to increased volatility relative to its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index. A relatively small price movement in a derivatives position may result in an immediate and substantial loss to Janus Henderson Diversified Alternatives Fund.
The Funds’ performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of, or exposure to, certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of the portfolio for each Fund may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if
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you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Further, while Janus Henderson Diversified Alternatives Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments or risk premia perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.
Money Market Fund Investment Risk.  By investing in a money market fund, the Funds will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, a Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent a Fund transacts in instruments such as derivatives, such Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Fund directly bears, a Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks
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associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.  Janus Henderson International Long/Short Equity Fund is classified as nondiversified under the Investment Company Act of 1940, as amended, and may hold a greater percentage of its assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, and has from time to time operated as diversified, the Fund’s nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.
Overweighting in Certain Market Sectors Risk.  The percentage of a Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s NAV.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
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Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.  Janus Henderson International Long/Short Equity Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Fund’s Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Sovereign Debt Risk.  The Funds may invest, directly or indirectly, in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Warrants and Rights Risk.  The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though such Fund will not receive all of the
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income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Janus Henderson Diversified Alternatives Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. HIML is responsible for the day-to-day management of Janus Henderson International Long/Short Equity Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays HIML a subadvisory fee from its investment advisory fee for managing Janus Henderson International Long/Short Equity Fund.
The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory fees paid by a Fund. The rate shown is a fixed rate based on each Fund’s average daily net assets.
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Diversified Alternatives Fund	First $1 Billion	1.00
	Over $1 Billion	0.95	0.92
Janus Henderson International Long/Short Equity Fund	All Asset Levels	1.25	1.14

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary with respect to Janus Henderson Diversified Alternatives Fund (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
Janus Capital is responsible for the day-to-day management of the Subsidiary. Janus Capital has contractually agreed to waive a portion of Janus Henderson Diversified Alternatives Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreement (as applicable) is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary with respect to Janus Henderson Diversified Alternatives Fund, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Diversified Alternatives Fund	1.09
Janus Henderson International Long/Short Equity Fund	1.43

Subadviser
Henderson Investment Management Limited (“HIML”) serves as subadviser to Janus Henderson International Long/Short Equity Fund. HIML, 201 Bishopsgate, London UK EC2M 3AE, is a global money manager providing a full spectrum of investment products and services to institutions and individuals around the world. As subadviser, HIML provides day-to-day management of Janus Henderson International Long/Short Equity Fund’s investment operations. HIML is an indirect, wholly-owned subsidiary of Janus Henderson Group plc.
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Investment personnel
Janus Henderson Diversified Alternatives Fund

Co-Portfolio Managers Ashwin Alankar and John S. Fujiwara jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012. Mr. Fujiwara is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in July 2012. Prior to joining Janus Capital, Mr. Fujiwara was a Senior Principal at Absolute Plus Management, LLC from 2006 to 2012. Mr. Fujiwara holds a Bachelor’s degree in Economics from the University of California at Los Angeles and a Master of Business Administration degree from the Johnson Graduate School of Management, Cornell University.
Janus Henderson International Long/Short Equity Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Co-Lead Portfolio Manager, and Steve Johnstone, Fund Manager, Diversified Hedge Funds and the Fund’s Portfolio Manager & Quantitative Strategist, generally oversee the management and portfolio construction of the Fund. Individual members of the Team manage the Fund’s investments in specific countries and regions as outlined below.
Quantitative Strategist – Steve Johnstone is Fund Manager, Diversified Hedge Funds, and Co-Lead Portfolio Manager & Quantitative Strategist for the Fund. He generally oversees the management and portfolio construction of the Fund with Stephen Peak and is responsible for the top-down overlay and quantitative risk control of the Fund’s overall portfolio. Mr. Johnstone has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Johnstone joined Henderson Global Investors in 2011 via the acquisition of Gartmore.
Portfolio Management of the Fund’s sub-portfolios:
Europe – Stephen Peak is Director of International Equities and Co-Lead Portfolio Manager of the Fund. He manages the Europe sub-portfolio of the Fund and generally oversees the management and portfolio construction of the Fund with Steve Johnstone. Mr. Peak has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Peak joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992.
UK – Neil Hermon is Co-Head of UK Equities and Co-Portfolio Manager of the Fund. He manages the UK sub-portfolio of the Fund. Mr. Hermon has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since its inception in December 2014. Mr. Hermon joined Henderson Global Investors in 2002.
Asia Pacific – Sat Duhra is Fund Manager, Asia Pacific (ex-Japan) Equities, and Co-Portfolio Manager of the Fund. He manages the Asia Pacific sub-portfolio of the Fund. Mr. Duhra has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since January 2017. Mr. Duhra joined Henderson Global Investors in 2011.
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Japan – Junichi Inoue is Head of Japanese Equities and Co-Portfolio Manager of the Fund. He manages the Japan sub-portfolio of the Fund. Mr. Inoue has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson International Long/Short Equity Fund since January 2017. Mr. Inoue joined Henderson Global Investors in 2016. Prior to joining Henderson Global Investors, Mr. Inoue served as Fund Manager at DIAM Asset Management from 2012 to 2016.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and HIML each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. This conflict may be heightened since Mr. Alankar is a portfolio manager of the Janus Capital “funds of funds” and also manages Janus Henderson Diversified Alternatives Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds.
The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the
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Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares sold from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that 90% of a fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. Janus Henderson Diversified Alternatives Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, and which is generally subject to the same investment policies and restrictions as the Fund. The IRS has issued a number of private letter rulings to mutual funds (but not the Fund), in which it ruled that income from a fund’s investment in certain commodity-linked notes and a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, in September 2016 the IRS announced that it will
46	Janus Investment Fund

no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. Accordingly, the Fund may invest in certain commodity-linked investments: (a) directly only to the extent that such commodity-linked investments constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Additionally, in September 2016, the IRS issued proposed regulations that would require the Subsidiary to distribute its “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include passive income such as income from commodity-linked derivatives) each year in order for the Fund to treat that income as qualifying income. The Fund anticipates that the Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and the SAI. Such changes could adversely affect the Fund’s ability to meet its investment objective, and jeopardize the Fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the Fund to higher tax rates and/or penalties.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
47	Janus Investment Fund

Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For
48	Janus Investment Fund

instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Each Fund’s per share class NAV is available at janushenderson.com/advisor/mutual-funds (or janushenderson.com/allfunds for shareholders of Class D Shares).
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be
49	Janus Investment Fund

subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by Janus Henderson Diversified Alternatives Fund. The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
50	Janus Investment Fund

Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
51	Janus Investment Fund

Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the
52	Janus Investment Fund

class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates
53	Janus Investment Fund

with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of
54	Janus Investment Fund

its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
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Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
56	Janus Investment Fund

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
57	Janus Investment Fund

Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
58	Janus Investment Fund

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
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While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or
60	Janus Investment Fund

excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
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Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Janus Henderson Diversified Alternatives Fund’s top portfolio holdings, consisting of security names only in alphabetical order and determined according to their notional value, are generally available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Janus Henderson International Long/Short Equity Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Upon request only, Janus Henderson Diversified Alternatives Fund may provide security breakdowns (e.g., industry, sector, regional, market capitalization, risk premia basket, and asset allocation), and specific portfolio level performance contribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Janus Henderson Diversified Alternatives Fund may elect to provide the top performance contributors/detractors, consisting of security names in alphabetical order, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Janus Henderson International Long/Short Equity Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with
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a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Diversified Alternatives Fund – Class A
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.92	$9.98	$9.84	$9.82	$10.00
Income from investment operations:
Net investment income/(loss)	(0.11) (2)	(0.14) (2)	(0.15) (2)	(0.13) (2)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.18	0.37	0.15	(0.08)
Total from investment operations	0.52	0.04	0.22	0.02	(0.18)
Less distributions:
Dividends from net investment income	(0.28)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.28)	(0.10)	(0.08)	—	—
Net asset value, end of period	$10.16	$9.92	$9.98	$9.84	$9.82
Total return(3)	5.29%	0.42%	2.22%	0.20%	(1.80)%
Net assets, end of period (in thousands)	$2,297	$2,882	$2,740	$4,055	$3,523
Average net assets for the period (in thousands)	$2,737	$2,730	$2,048	$3,752	$3,557
Ratio of gross expenses to average net assets(4)	1.83%	1.89%	1.84%	1.70%	3.05%
Ratio of net expenses to average net assets(4)	1.54%	1.53%	1.52%	1.46%	1.52%
Ratio of net investment income/(loss) to average net assets(4)	(1.13)%	(1.42)%	(1.51)%	(1.34)%	(1.36)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
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Janus Henderson Diversified Alternatives Fund – Class C
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.72	$9.84	$9.79	$9.78	$10.00
Income from investment operations:
Net investment income/(loss)	(0.18) (2)	(0.21) (2)	(0.23) (2)	(0.15) (2)	(0.14)
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.19	0.36	0.16	(0.08)
Total from investment operations	0.43	(0.02)	0.13	0.01	(0.22)
Less distributions:
Dividends from net investment income	(0.21)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.21)	(0.10)	(0.08)	—	—
Net asset value, end of period	$9.94	$9.72	$9.84	$9.79	$9.78
Total return(3)	4.48%	(0.19)%	1.31%	0.10%	(2.20)%
Net assets, end of period (in thousands)	$2,071	$1,749	$1,709	$3,516	$3,566
Average net assets for the period (in thousands)	$1,885	$1,685	$1,752	$3,551	$3,578
Ratio of gross expenses to average net assets(4)	2.56%	2.63%	2.59%	1.89%	3.92%
Ratio of net expenses to average net assets(4)	2.29%	2.27%	2.26%	1.64%	2.27%
Ratio of net investment income/(loss) to average net assets(4)	(1.85)%	(2.15)%	(2.26)%	(1.52)%	(2.11)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
65	Janus Investment Fund

Janus Henderson Diversified Alternatives Fund – Class S
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.89	$9.92	$9.82	$9.81	$10.00
Income from investment operations:
Net investment income/(loss)	(0.12) (2)	(0.12) (2)	(0.18) (2)	(0.14) (2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.19	0.36	0.15	(0.08)
Total from investment operations	0.51	0.07	0.18	0.01	(0.19)
Less distributions:
Dividends from net investment income	(0.30)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.30)	(0.10)	(0.08)	—	—
Net asset value, end of period	$10.10	$9.89	$9.92	$9.82	$9.81
Total return(3)	5.17%	0.72%	1.82%	0.10%	(1.90)%
Net assets, end of period (in thousands)	$1,453	$1,381	$1,371	$3,506	$3,502
Average net assets for the period (in thousands)	$1,425	$1,340	$1,578	$3,492	$3,548
Ratio of gross expenses to average net assets(4)	2.04%	2.12%	2.07%	1.95%	3.19%
Ratio of net expenses to average net assets(4)	1.64%	1.33%	1.75%	1.58%	1.76%
Ratio of net investment income/(loss) to average net assets(4)	(1.21)%	(1.22)%	(1.74)%	(1.46)%	(1.60)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
66	Janus Investment Fund

Janus Henderson Diversified Alternatives Fund – Class I
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$10.00	$10.02	$9.87	$9.83	$10.00
Income from investment operations:
Net investment income/(loss)	(0.08) (2)	(0.11) (2)	(0.13) (2)	(0.11) (2)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.19	0.36	0.15	(0.09)
Total from investment operations	0.55	0.08	0.23	0.04	(0.17)
Less distributions:
Dividends from net investment income	(0.31)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.31)	(0.10)	(0.08)	—	—
Net asset value, end of period	$10.24	$10.00	$10.02	$9.87	$9.83
Total return(3)	5.51%	0.82%	2.32%	0.41%	(1.70)%
Net assets, end of period (in thousands)	$6,713	$2,383	$2,265	$5,727	$6,464
Average net assets for the period (in thousands)	$4,396	$2,318	$2,586	$6,201	$5,751
Ratio of gross expenses to average net assets(4)	1.55%	1.63%	1.59%	1.50%	2.58%
Ratio of net expenses to average net assets(4)	1.31%	1.27%	1.26%	1.25%	1.27%
Ratio of net investment income/(loss) to average net assets(4)	(0.81)%	(1.16)%	(1.26)%	(1.13)%	(1.10)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
67	Janus Investment Fund

Janus Henderson Diversified Alternatives Fund – Class N
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$10.01	$10.04	$9.87	$9.83	$10.00
Income from investment operations:
Net investment income/(loss)	(0.08) (2)	(0.11) (2)	(0.13) (2)	(0.11) (2)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.18	0.38	0.15	(0.12)
Total from investment operations	0.55	0.07	0.25	0.04	(0.17)
Less distributions:
Dividends from net investment income	(0.30)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.30)	(0.10)	(0.08)	—	—
Net asset value, end of period	$10.26	$10.01	$10.04	$9.87	$9.83
Total return(3)	5.58%	0.72%	2.52%	0.41%	(1.70)%
Net assets, end of period (in thousands)	$50,421	$47,367	$52,478	$57,190	$57,935
Average net assets for the period (in thousands)	$47,482	$48,364	$54,416	$57,130	$30,839
Ratio of gross expenses to average net assets(4)	1.53%	1.62%	1.60%	1.49%	1.84%
Ratio of net expenses to average net assets(4)	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets(4)	(0.83)%	(1.14)%	(1.24)%	(1.13)%	(1.06)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
68	Janus Investment Fund

Janus Henderson Diversified Alternatives Fund – Class T
	Years or Period ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.95	$9.98	$9.85	$9.82	$10.00
Income from investment operations:
Net investment income/(loss)	(0.10) (2)	(0.10) (2)	(0.15) (2)	(0.13) (2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.17	0.36	0.16	(0.07)
Total from investment operations	0.53	0.07	0.21	0.03	(0.18)
Less distributions:
Dividends from net investment income	(0.31)	—	—	—	—
Distributions from capital gains	—	(0.10)	(0.08)	—	—
Total distributions	(0.31)	(0.10)	(0.08)	—	—
Net asset value, end of period	$10.17	$9.95	$9.98	$9.85	$9.82
Total return(3)	5.39%	0.72%	2.12%	0.31%	(1.80)%
Net assets, end of period (in thousands)	$3,708	$1,579	$2,517	$3,809	$3,772
Average net assets for the period (in thousands)	$2,556	$1,689	$2,162	$3,773	$4,004
Ratio of gross expenses to average net assets(4)	1.77%	1.87%	1.83%	1.75%	2.94%
Ratio of net expenses to average net assets(4)	1.45%	1.18%	1.51%	1.40%	1.51%
Ratio of net investment income/(loss) to average net assets(4)	(0.97)%	(1.08)%	(1.50)%	(1.28)%	(1.36)%
Portfolio turnover rate	16%	0%	0%	59%	38%

(1)	Period December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
69	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class A
	Period ended June 30 2017(1)	Year or Period ended July 31
		2016	2015 (2)
Net asset value, beginning of period	$9.45	$10.27	$10.00
Income from investment operations:
Net investment income (loss)(3)	(0.16)	(0.14)	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	0.40	(0.32)	0.39
Total from investment operations	0.24	(0.46)	0.27
Less distributions:
Dividends from net investment income	—	(0.33)	—
Distributions from capital gains	—	(0.03)	—
Total distributions	—	(0.36)	—
Net asset value, end of period	$9.69	$9.45	$10.27
Total return(4)	2.54%	(4.59)%	2.70%
Net assets, end of period (in thousands)	$1,128	$18,046	$199
Average net assets for the period (in thousands)	$1,495	$9,016	$142
Ratio of gross expenses to average net assets(5)	3.85%	4.22% (6)	10.12%
Ratio of net expenses to average net assets(5)	2.49%	3.53%	4.00%
Ratio of net investment income/(loss) to average net assets(5)	(1.62)%	(1.47)%	(1.84)%
Portfolio turnover rate	186%	274%	285%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period December 9, 2014 (inception date) through July 31, 2015.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.
70	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class C
	Period ended June 30 2017(1)	Year or Period ended July 31
		2016	2015 (2)
Net asset value, beginning of period	$9.38	$10.22	$10.00
Income from investment operations:
Net investment income (loss)(3)	(0.23)	(0.22)	(0.17)
Net gain/(loss) on investments (both realized and unrealized)	0.42	(0.32)	0.39
Total from investment operations	0.19	(0.54)	0.22
Less distributions:
Dividends from net investment income	(0.18)	(0.27)	—
Distributions from capital gains	—	(0.03)	—
Total distributions	(0.18)	(0.30)	—
Net asset value, end of period	$9.39	$9.38	$10.22
Total return(4)	2.06%	(5.39)%	2.20%
Net assets, end of period (in thousands)	$104	$233	$102
Average net assets for the period (in thousands)	$218	$114	$101
Ratio of gross expenses to average net assets(5)	5.21%	5.91% (6)	10.83%
Ratio of net expenses to average net assets(5)	3.74%	3.61%	4.72%
Ratio of net investment income/(loss) to average net assets(5)	(2.66)%	(2.28)%	(2.55)%
Portfolio turnover rate	186%	274%	285%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period December 9, 2014 (inception date) through July 31, 2015.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.
71	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class S
Period ended June 30 2017(1)
Net asset value, beginning of period	$9.58
Income from investment operations:
Net investment income/(loss)(2)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.04) (3)
Total from investment operations	(0.05)
Less distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total distributions	—
Net asset value, end of period	$9.53
Total return(4)	(0.52)%
Net assets, end of period (in thousands)	$50
Average net assets for the period (in thousands)	$50
Ratio of gross expenses to average net assets(5)	4.51%
Ratio of net expenses to average net assets(5)	3.28%
Ratio of net investment income/(loss) to average net assets(5)	(1.07)%
Portfolio turnover rate	186%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
72	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class I
	Period ended June 30 2017(1)	Year or Period ended July 31
		2016	2015 (2)
Net asset value, beginning of period	$9.49	$10.28	$10.00
Income from investment operations:
Net investment income (loss)(3)	(0.14)	(0.12)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.40	(0.31)	0.38
Total from investment operations	0.26	(0.43)	0.28
Less distributions:
Dividends from net investment income	(0.22)	(0.33)	—
Distributions from capital gains	—	(0.03)	—
Total distributions	(0.22)	(0.36)	—
Net asset value, end of period	$9.53	$9.49	$10.28
Total return(4)	2.85%	(4.27)%	2.80%
Net assets, end of period (in thousands)	$10,162	$10,295	$5,982
Average net assets for the period (in thousands)	$9,926	$6,436	$5,250
Ratio of gross expenses to average net assets(5)	4.28%	4.75% (6)	9.70%
Ratio of net expenses to average net assets(5)	2.76%	2.81%	3.63%
Ratio of net investment income/(loss) to average net assets(5)	(1.61)%	(1.20)%	(1.49)%
Portfolio turnover rate	186%	274%	285%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period December 9, 2014 (inception date) through July 31, 2015.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.
73	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class N
	Period ended June 30 2017(1)	Period ended July 31 2016(2)
Net asset value, beginning of period	$9.48	$10.14
Income from investment operations:
Net investment income (loss)(3)	(0.14)	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	0.42	(0.21)
Total from investment operations	0.28	(0.30)
Less distributions:
Dividends from net investment income	(0.22)	(0.33)
Distributions from capital gains	—	(0.03)
Total distributions	(0.22)	(0.36)
Net asset value, end of period	$9.54	$9.48
Total return(4)	2.98%	(3.03)%
Net assets, end of period (in thousands)	$4,674	$4,681
Average net assets for the period (in thousands)	$4,678	$4,799
Ratio of gross expenses to average net assets(5)	4.18%	4.23% (6)
Ratio of net expenses to average net assets(5)	2.75%	2.99%
Ratio of net investment income/(loss) to average net assets(5)	(1.61)%	(1.39)%
Portfolio turnover rate	186%	274%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period November 30, 2015 (inception date) through July 31, 2016.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.04% higher had the custodian not reimbursed the Fund.
74	Janus Investment Fund

Janus Henderson International Long/Short Equity Fund – Class T
Period ended June 30 2017(1)
Net asset value, beginning of period	$9.58
Income from investment operations:
Net investment income/(loss)(2)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.04) (3)
Total from investment operations	(0.05)
Less distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total distributions	—
Net asset value, end of period	$9.53
Total return(4)	(0.52)%
Net assets, end of period (in thousands)	$50
Average net assets for the period (in thousands)	$50
Ratio of gross expenses to average net assets(5)	4.24%
Ratio of net expenses to average net assets(5)	3.01%
Ratio of net investment income/(loss) to average net assets(5)	(0.80)%
Portfolio Turnover rate	186%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
75	Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

76	Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
77	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
80	Janus Investment Fund

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
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short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class T Shares Ticker
Multi-Asset **
Janus Henderson Global Allocation Fund – Conservative	JCAAX	JCACX	JCASX	JCAIX	JSPCX
Janus Henderson Global Allocation Fund – Moderate	JMOAX	JMOCX	JMOSX	JMOIX	JSPMX
Janus Henderson Global Allocation Fund – Growth	JGCAX	JGCCX	JGCSX	JGCIX	JSPGX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “Janus.” The name change for each Fund was effective June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Global Allocation Fund – Conservative	2
Janus Henderson Global Allocation Fund – Moderate	11
Janus Henderson Global Allocation Fund – Growth	20
Additional information about the Funds
Fees and expenses	29
Additional investment strategies and general portfolio policies	29
Risks of the Funds	32
Management of the Funds
Investment adviser	44
Management expenses	44
Investment personnel	46
Other information	47
Distributions and taxes	48
Shareholder’s guide
Pricing of fund shares	52
Choosing a share class	53
Distribution, servicing, and administrative fees	54
Payments to financial intermediaries by Janus Capital or its affiliates	55
Purchases	57
Exchanges	60
Redemptions	61
Excessive trading	63
Shareholder communications	65
Financial highlights	66
Appendix A	81
Appendix B – intermediary sales charge waivers and discounts	89
Glossary of investment terms	90
1	Janus Investment Fund

Fund summary

Janus Henderson Global Allocation Fund – Conservative
Ticker:	JCAAX	Class A Shares	JCASX	Class S Shares	JSPCX	Class T Shares
	JCACX	Class C Shares	JCAIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Conservative seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 57 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.16%	0.14%	0.31%	0.16%	0.31%
Acquired Fund(1) Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.15%	1.88%	1.30%	0.90%	1.05%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating
2	Janus Henderson Global Allocation Fund – Conservative

expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 919	$ 1,172	$ 1,892
Class C Shares	$ 291	$ 591	$ 1,016	$ 2,201
Class S Shares	$ 132	$ 412	$ 713	$ 1,568
Class I Shares	$ 92	$ 287	$ 498	$ 1,108
Class T Shares	$ 107	$ 334	$ 579	$ 1,283

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 919	$ 1,172	$ 1,892
Class C Shares	$ 191	$ 591	$ 1,016	$ 2,201
Class S Shares	$ 132	$ 412	$ 713	$ 1,568
Class I Shares	$ 92	$ 287	$ 498	$ 1,108
Class T Shares	$ 107	$ 334	$ 579	$ 1,283

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to fixed-income securities and money market instruments, 40% to equity investments, and 5% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying bond funds and money market instruments, approximately 40% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), and approximately 5% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
3	Janus Henderson Global Allocation Fund – Conservative

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Fixed-Income Securities Risk.  Approximately 55% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the
4	Janus Henderson Global Allocation Fund – Conservative

portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Market Risk.  Approximately 40% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign
5	Janus Henderson Global Allocation Fund – Conservative

debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 5% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other
6	Janus Henderson Global Allocation Fund – Conservative

factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
7	Janus Henderson Global Allocation Fund – Conservative

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 10.64%	Worst Quarter: 3rd Quarter 2008 – 6.58%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 9.91%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	2.33%	5.03%	5.05%	5.58%
Return After Taxes on Distributions	2.01%	3.66%	3.81%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.53%	3.65%	3.65%	4.12%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%
Class A Shares
Return Before Taxes(1)	– 3.76%	3.60%	4.26%	4.83%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%
Class C Shares
Return Before Taxes(2)	0.73%	4.23%	4.19%	4.70%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%
Class S Shares
Return Before Taxes	2.03%	4.70%	4.66%	5.18%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%
8	Janus Henderson Global Allocation Fund – Conservative

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class I Shares
Return Before Taxes	2.41%	5.12%	5.05%	5.58%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Fund also compares its performance to the Global Conservative Allocation Index. The indices are described below.
•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
•	The Global Conservative Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Indexsm (40%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
9	Janus Henderson Global Allocation Fund – Conservative

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Janus Henderson Global Allocation Fund – Conservative

Fund summary

Janus Henderson Global Allocation Fund – Moderate
Ticker:	JMOAX	Class A Shares	JMOSX	Class S Shares	JSPMX	Class T Shares
	JMOCX	Class C Shares	JMOIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Moderate seeks total return through growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 57 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.14%	0.15%	0.31%	0.16%	0.31%
Acquired Fund(1) Fees and Expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses	1.26%	2.02%	1.43%	1.03%	1.18%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating
11	Janus Henderson Global Allocation Fund – Moderate

expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 696	$ 952	$ 1,227	$ 2,010
Class C Shares	$ 305	$ 634	$ 1,088	$ 2,348
Class S Shares	$ 146	$ 452	$ 782	$ 1,713
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class T Shares	$ 120	$ 375	$ 649	$ 1,432

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 696	$ 952	$ 1,227	$ 2,010
Class C Shares	$ 205	$ 634	$ 1,088	$ 2,348
Class S Shares	$ 146	$ 452	$ 782	$ 1,713
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class T Shares	$ 120	$ 375	$ 649	$ 1,432

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 35% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
12	Janus Henderson Global Allocation Fund – Moderate

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 55% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Fixed-Income Securities Risk.  Approximately 35% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund
13	Janus Henderson Global Allocation Fund – Moderate

and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in
14	Janus Henderson Global Allocation Fund – Moderate

times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other
15	Janus Henderson Global Allocation Fund – Moderate

factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
16	Janus Henderson Global Allocation Fund – Moderate

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.27%	Worst Quarter: 4th Quarter 2008 – 11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 12.37%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	2.97%	6.18%	4.94%	5.75%
Return After Taxes on Distributions	2.52%	4.80%	3.80%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	4.65%	3.66%	4.37%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%
Class A Shares
Return Before Taxes(1)	– 3.01%	4.82%	4.19%	5.05%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%
Class C Shares
Return Before Taxes(2)	1.24%	5.35%	4.07%	4.86%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%
17	Janus Henderson Global Allocation Fund – Moderate

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class S Shares
Return Before Taxes	2.71%	5.89%	4.59%	5.38%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%
Class I Shares
Return Before Taxes	3.11%	6.30%	4.94%	5.75%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Moderate Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
18	Janus Henderson Global Allocation Fund – Moderate

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
19	Janus Henderson Global Allocation Fund – Moderate

Fund summary

Janus Henderson Global Allocation Fund – Growth
Ticker:	JGCAX	Class A Shares	JGCSX	Class S Shares	JSPGX	Class T Shares
	JGCCX	Class C Shares	JGCIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Growth seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 57 of the Fund’s Prospectus and in the “Purchases” section on page 60 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.14%	0.17%	0.31%	0.15%	0.31%
Acquired Fund(1) Fees and Expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.23%	2.01%	1.40%	0.99%	1.15%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating
20	Janus Henderson Global Allocation Fund – Growth

expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 693	$ 943	$ 1,212	$ 1,978
Class C Shares	$ 304	$ 630	$ 1,083	$ 2,338
Class S Shares	$ 143	$ 443	$ 766	$ 1,680
Class I Shares	$ 101	$ 315	$ 547	$ 1,213
Class T Shares	$ 117	$ 365	$ 633	$ 1,398

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 693	$ 943	$ 1,212	$ 1,978
Class C Shares	$ 204	$ 630	$ 1,083	$ 2,338
Class S Shares	$ 143	$ 443	$ 766	$ 1,680
Class I Shares	$ 101	$ 315	$ 547	$ 1,213
Class T Shares	$ 117	$ 365	$ 633	$ 1,398

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 75% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 15% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
21	Janus Henderson Global Allocation Fund – Growth

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 75% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying
22	Janus Henderson Global Allocation Fund – Growth

fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Fixed-Income Securities Risk.  Approximately 15% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed
23	Janus Henderson Global Allocation Fund – Growth

securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or
24	Janus Henderson Global Allocation Fund – Growth

some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
25	Janus Henderson Global Allocation Fund – Growth

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 18.37%	Worst Quarter: 4th Quarter 2008 – 18.05%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 14.84%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class T Shares
Return Before Taxes	3.48%	7.45%	4.50%	5.70%
Return After Taxes on Distributions	2.87%	6.26%	3.60%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	2.46%	5.77%	3.44%	4.45%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%
Class A Shares
Return Before Taxes(1)	– 2.63%	6.06%	3.76%	5.00%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%
Class C Shares
Return Before Taxes(2)	1.82%	6.60%	3.64%	4.82%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%
26	Janus Henderson Global Allocation Fund – Growth

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class S Shares
Return Before Taxes	3.24%	7.16%	4.18%	5.36%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%
Class I Shares
Return Before Taxes	3.60%	7.59%	4.50%	5.70%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Growth Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Growth Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
27	Janus Henderson Global Allocation Fund – Growth

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
28	Janus Henderson Global Allocation Fund – Growth

Additional information about the Funds

Fees and expenses
Each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Funds’ returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Funds’ assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with the underlying funds’ investments in exchange-traded funds.
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or
29	Janus Investment Fund

alternative investment strategies. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.
This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.
The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers a different strategy for attaining capital growth and income. The allocation to stocks, bonds, and alternative investment strategies in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.
Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes and strategies over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.
	Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Global Allocation Fund – Moderate	Janus Henderson Global Allocation Fund – Growth
Long-Term Expected Average Asset Allocation
Equity Investments	40%	55%	75%
Fixed-Income Securities and Money Market Instruments	55%	35%	15%
Alternative Investments	5%	10%	10%
Normal Asset Allocation Range
Equity Investments	30%-50%	45%-65%	70%-85%
Fixed-Income Securities and Money Market Instruments	50%-65%	30%-45%	10%-25%
Alternative Investments	0%-20%	5%-20%	5%-20%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to U.S.-based companies of varying market capitalizations, international companies (including those with exposure to emerging markets), bonds and money market instruments, derivatives, currency strategies, and alternative investments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio managers. The Equity/Fixed Income/Alternative long-term expected average asset allocation targets and normal asset allocation ranges, as well as the underlying funds and investments in each underlying fund, may change from time to time without shareholder approval or notice.
Although each Fund can invest in any or all of the underlying funds described in Appendix A of this Prospectus, it is expected that each Fund will normally invest in only some of the underlying funds at any particular time. A Fund’s investment in any underlying fund may exceed 25% of such Fund’s total assets. For information on the underlying Janus Henderson funds currently available for investment by the Funds, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Funds may invest in additional Janus Henderson funds established in the future.
30	Janus Investment Fund

The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.
Asset Category – Potential Underlying Funds*
Equity Investments (Stocks)
Janus Henderson Adaptive Global Allocation Fund	Janus Henderson Global Life Sciences Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Asia Equity Fund	Janus Henderson Global Real Estate Fund	Janus Henderson Overseas Fund
Janus Henderson Balanced Fund	Janus Henderson Global Research Fund	Janus Henderson Research Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Select Fund	Janus Henderson Select Value Fund
Janus Henderson Emerging Markets Managed Volatility Fund	Janus Henderson Global Technology Fund	Janus Henderson Small Cap Value Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Value Fund	Janus Henderson Triton Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund	Janus Henderson Value Plus Income Fund
Janus Henderson Forty Fund	Janus Henderson International Managed Volatility Fund	Janus Henderson Venture Fund
Janus Henderson Global Equity Income Fund	Janus Henderson International Value Fund	Janus Henderson U.S. Managed Volatility Fund
Janus Henderson Global Income Managed Volatility Fund	Janus Henderson Large Cap Value Fund
Fixed-Income Securities (Bonds)
Janus Henderson Flexible Bond Fund	Janus Henderson Multi-Sector Income Fund	Janus Henderson Short-Term Bond Fund
Janus Henderson Global Bond Fund	Janus Henderson Real Return Fund	Janus Henderson Strategic Income Fund
Janus Henderson High-Yield Fund
Alternative Investments
Janus Henderson Diversified Alternatives Fund	Janus Henderson Global Unconstrained Bond Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.
Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Funds may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Funds and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding a Fund’s actual allocations to underlying funds is available to shareholders on a periodic basis through the Funds’ annual reports, semiannual reports, and certain other reports filed with the Securities and Exchange Commission, as well as at janushenderson.com/advisor/mutual-funds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.
The following table summarizes the management process:
Action	Normal Frequency
Establish strategic asset class allocation policy	Annually
Monitor asset class allocations	Ongoing
Review/rebalance Fund allocations	As needed
Review asset (and sub-asset) class exposures/classifications	Annually

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following additional investment strategies and general policies apply to the Funds and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.
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Cash Position
A Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Portfolio Turnover
The Funds normally seek long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the judgment of the portfolio managers. Changes are normally made in a Fund’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, each Fund intends to allocate assets among underlying funds that invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and alternative investment strategies, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus Henderson funds. The allocation of each Fund’s assets to underlying funds may not be successful in achieving the Fund’s investment objective. There is a risk that you may experience lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.
There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Funds do not control the investments of the underlying funds, or any indirect concentration that occurs as a result of the underlying funds following their investment objectives.
The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The portfolio managers, officers, and Trustees of the Funds may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Fund could cause an
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underlying fund’s actual expenses to increase, or could result in an underlying fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Fund purchases, redeems, or owns a substantial portion of the underlying fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.
Each Fund also invests in underlying funds that may invest substantially all of their assets in fixed-income securities or income-generating securities. Investing in this type of underlying fund may expose a Fund to risks such as credit risk and interest rate fluctuations. In addition, a Fund’s performance may also be affected by risks of certain types of investments by the underlying funds, such as foreign (non-U.S.) securities and derivative instruments.
An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.
The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.
Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.
Counterparty Risk.  Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles. In addition, an underlying fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is
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incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Currency Risk.  An underlying fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying fund’s use of currency investment strategies, the underlying fund’s net currency positions may expose the underlying fund to losses independent of any securities positions.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.
Emerging Markets Risk.  Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation
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of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. An underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that an underlying fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the underlying fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in an underlying fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely
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affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, an underlying fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect an underlying fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. To the extent an underlying fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent an underlying fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that an underlying fund invests in derivatives tied to fixed-income securities, such underlying fund may be more substantially exposed to these risks than an underlying fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An underlying fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund.
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Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign equity and debt securities, including investments in emerging markets, which can be more volatile than the U.S. markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus Henderson Global Unconstrained Bond Fund and Janus Henderson High-Yield Fund may invest without limit in high-yield/high-risk bonds. The underlying Janus Henderson Real Return Fund and Janus Henderson Strategic Income Fund may invest a substantial amount of their net assets in high-yield/high-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 65% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, in the life sciences, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by an underlying fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the
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underlying fund agrees to pay at the initiation of the swap. Except for an underlying fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to an underlying fund.
Initial Public Offering Risk.  A Fund may invest in underlying funds that may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. To the extent a Fund is invested in underlying funds that purchase shares issued in IPOs, the Fund is exposed to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the underlying funds in which a Fund invests, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain underlying funds’ performance in the past, there can be no assurance that the underlying funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of underlying funds to which IPO securities are allocated increases, the number of securities issued to any one underlying fund may decrease. In addition, as a Fund or underlying fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the underlying fund, these techniques could in certain cases have a detrimental effect on the underlying fund, including increasing portfolio turnover (and related transactions costs) and causing the underlying fund to incur taxable gains. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  An underlying fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. An underlying fund may also make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an underlying fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is
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reduced). An inability to sell one or more portfolio positions can adversely affect an underlying fund’s value or prevent such underlying fund from being able to take advantage of other investment opportunities.
Loan Risk.  Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing an underlying fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. In addition to the risks associated with bank loans, an underlying fund’s investments in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. An underlying fund’s investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.
Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of an underlying fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
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Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance. To minimize the risk of significant underperformance relative to an underlying fund’s benchmark index, INTECH has designed certain risk controls. In addition, the underlying funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, INTECH may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of an underlying fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. An underlying fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified.
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An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.
Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
REIT Risk.  To the extent an underlying fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the underlying fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying fund with those proceeds, resulting in reduced returns to shareholders. When an underlying fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations. In the event of such a default, the underlying fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the underlying fund’s portfolio.
Rule 144A Securities Risk.  Certain underlying funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the underlying funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively an underlying fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, an underlying fund’s investment in Rule 144A securities may subject the underlying fund to enhanced liquidity risk and potentially increase the underlying fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Securities Lending Risk.  An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. An underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer
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a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.
Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.
Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Subsidiary Risk.  Certain underlying funds may gain exposure to the commodities markets by investing in wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”). By investing in a Subsidiary, an underlying fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the underlying fund. Each Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the underlying fund), in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as a Subsidiary, constitutes qualifying income. The IRS has suspended the issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or a Subsidiary to operate as described in the underlying fund’s prospectus and the SAI. Such changes could adversely affect the underlying fund’s ability to meet its investment objective and jeopardize the underlying fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the underlying fund to higher tax rates and/or penalties.
Swap Agreements Risk.  Certain underlying funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates.
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Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If the other party to a swap defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments Risk.  Certain underlying funds may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, an underlying fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to an underlying fund may be less favorable than the security delivered to the dealer.
Unconstrained Investing Risk.  Because the portfolio manager of the underlying Janus Henderson Global Unconstrained Bond Fund employs an unconstrained investment approach, the underlying fund may have exposure to a broader range of securities and instruments, credit qualities, maturities, countries, and regions than its benchmark index. As a result, there is a greater risk that the underlying fund may underperform the 3-Month USD LIBOR (the underlying fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the underlying fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Funds and the underlying funds. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Funds.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. Janus Capital generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.
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The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Global Allocation Fund – Conservative	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Moderate	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Growth	All Asset Levels	0.05	0.05

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Allocation Fund – Conservative	0.14
Janus Henderson Global Allocation Fund – Moderate	0.12
Janus Henderson Global Allocation Fund – Growth	0.14

Subadvisers of Certain Underlying Funds
Henderson Investment Management Limited (“HIML”) serves as subadviser to six of the available underlying funds: Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Strategic Income Fund. HIML, 201 Bishopsgate, London UK EC2M 3AE, is a global money manager providing a full spectrum of investment products and services to institutions and individuals around the world. As subadviser, HIML provides day to day management of the investment operations of the underlying funds. HIML is an indirect, wholly-owned subsidiary of Janus Henderson Group plc.
INTECH Investment Management LLC (“INTECH”) serves as subadviser to four of the available underlying funds: Janus Henderson Emerging Markets Managed Volatility Fund (formerly named INTECH Emerging Markets Managed Volatility Fund), Janus Henderson Global Income Managed Volatility Fund (formerly named INTECH Global Income Managed Volatility Fund), Janus Henderson International Managed Volatility Fund (formerly named INTECH International Managed
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Volatility Fund), and Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund) (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 97% of INTECH.
Perkins Investment Management LLC (“Perkins”) serves as subadviser to seven of the available underlying funds: Janus Henderson Global Value Fund (formerly named Perkins Global Value Fund), Janus Henderson International Value Fund (formerly named Perkins International Value Fund), Janus Henderson Large Cap Value Fund (formerly named Perkins Large Cap Value Fund), Janus Henderson Mid Cap Value Fund (formerly named Perkins Mid Cap Value Fund), Janus Henderson Select Value Fund (formerly named Perkins Select Value Fund), Janus Henderson Small Cap Value Fund (formerly named Perkins Small Cap Value Fund), and Janus Henderson Value Plus Income Fund (formerly named Perkins Value Plus Income Fund) (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
Janus Henderson Global Allocation Fund – Growth

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Enrique Chang is Global Chief Investment Officer of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the
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Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital
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gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
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Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying
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fund, which negatively impacts long-term shareholders of the underlying fund. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
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Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1) May be waived under certain circumstances.
Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares.
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Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there
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is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
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Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information
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about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
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The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
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Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix B – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or
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enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s or underlying fund’s shares. Redemptions by these large shareholders of their holdings may cause a Fund or underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases may adversely affect a Fund’s or underlying fund’s performance to the extent that the Fund or underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments
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result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or underlying fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and
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redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the underlying fund or a Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted valuation policies and procedures intended to reduce an underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a
64	Janus Investment Fund

monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Certain underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to an underlying fund’s performance. Certain underlying funds’ top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to fund performance, average fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
65	Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Allocation Fund – Conservative – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.10	$12.83	$13.62	$12.93	$12.37
Income from investment operations:
Net investment income/(loss)	0.10 (1)	0.15 (1)	0.38 (1)	0.22 (1)	0.33
Net gain/(loss) on investments (both realized and unrealized)	0.62	(0.11)	(0.55)	1.55	0.57
Total from investment operations	0.72	0.04	(0.17)	1.77	0.90
Less distributions:
Dividends from net investment income	(0.05)	(0.12)	(0.40)	(0.26)	(0.34)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.09)	(0.77)	(0.62)	(1.08)	(0.34)
Net asset value, end of period	$12.73	$12.10	$12.83	$13.62	$12.93
Total return	6.01%	0.41%	(1.25)%	14.20%	7.36%
Net assets, end of period (in thousands)	$4,507	$11,944	$12,648	$13,197	$11,399
Average net assets for the period (in thousands)	$7,313	$11,826	$12,831	$12,167	$10,187
Ratio of gross expenses to average net assets(2)	0.46%	0.46%	0.46%	0.48%	0.43%
Ratio of net expenses to average net assets(2)	0.46%	0.46%	0.46%	0.48%	0.43%
Ratio of net investment income/(loss) to average net assets(2)	0.83%	1.27%	2.86%	1.69%	2.51%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
66	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.88	$12.64	$13.39	$12.73	$12.19
Income from investment operations:
Net investment income/(loss)	0.03 (1)	0.09 (1)	0.32 (1)	0.13 (1)	0.25
Net gain/(loss) on investments (both realized and unrealized)	0.62	(0.13)	(0.53)	1.52	0.55
Total from investment operations	0.65	(0.04)	(0.21)	1.65	0.80
Less distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.32)	(0.17)	(0.26)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.06)	(0.72)	(0.54)	(0.99)	(0.26)
Net asset value, end of period	$12.47	$11.88	$12.64	$13.39	$12.73
Total return	5.50%	(0.18)%	(1.58)%	13.37%	6.57%
Net assets, end of period (in thousands)	$16,752	$20,972	$20,866	$22,215	$18,294
Average net assets for the period (in thousands)	$18,722	$20,085	$22,092	$19,860	$16,584
Ratio of gross expenses to average net assets(2)	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of net expenses to average net assets(2)	1.00%	0.97%	0.86%	1.15%	1.19%
Ratio of net investment income/(loss) to average net assets(2)	0.22%	0.72%	2.48%	1.03%	1.70%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
67	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.07	$12.79	$13.58	$12.91	$12.35
Income from investment operations:
Net investment income/(loss)	0.07 (1)	0.13 (1)	0.34 (1)	0.20 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	0.63	(0.12)	(0.53)	1.54	0.57
Total from investment operations	0.70	0.01	(0.19)	1.74	0.88
Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.38)	(0.25)	(0.32)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.11)	(0.73)	(0.60)	(1.07)	(0.32)
Net asset value, end of period	$12.66	$12.07	$12.79	$13.58	$12.91
Total return	5.84%	0.24%	(1.37)%	13.96%	7.21%
Net assets, end of period (in thousands)	$1,541	$1,579	$2,499	$2,043	$1,357
Average net assets for the period (in thousands)	$1,573	$2,044	$2,123	$1,713	$1,335
Ratio of gross expenses to average net assets(2)	0.61%	0.62%	0.61%	0.63%	0.61%
Ratio of net expenses to average net assets(2)	0.61%	0.61%	0.61%	0.62%	0.59%
Ratio of net investment income/(loss) to average net assets(2)	0.58%	1.04%	2.61%	1.54%	2.36%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
68	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.18	$12.91	$13.71	$13.01	$12.44
Income from investment operations:
Net investment income/(loss)	0.10 (1)	0.19 (1)	0.35 (1)	0.26 (1)	0.35
Net gain/(loss) on investments (both realized and unrealized)	0.65	(0.13)	(0.49)	1.55	0.59
Total from investment operations	0.75	0.06	(0.14)	1.81	0.94
Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.44)	(0.29)	(0.37)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.16)	(0.79)	(0.66)	(1.11)	(0.37)
Net asset value, end of period	$12.77	$12.18	$12.91	$13.71	$13.01
Total return	6.29%	0.64%	(1.02)%	14.46%	7.61%
Net assets, end of period (in thousands)	$5,078	$3,628	$4,266	$3,855	$3,319
Average net assets for the period (in thousands)	$4,411	$3,582	$5,162	$3,465	$2,902
Ratio of gross expenses to average net assets(2)	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of net expenses to average net assets(2)	0.21%	0.20%	0.19%	0.23%	0.20%
Ratio of net investment income/(loss) to average net assets(2)	0.82%	1.54%	2.64%	1.98%	2.72%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
69	Janus Investment Fund

Janus Henderson Global Allocation Fund – Conservative – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.15	$12.89	$13.69	$13.00	$12.42
Income from investment operations:
Net investment income/(loss)	0.11 (1)	0.18 (1)	0.39 (1)	0.26 (1)	0.38
Net gain/(loss) on investments (both realized and unrealized)	0.63	(0.13)	(0.55)	1.54	0.55
Total from investment operations	0.74	0.05	(0.16)	1.80	0.93
Less distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.42)	(0.29)	(0.35)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.14)	(0.79)	(0.64)	(1.11)	(0.35)
Net asset value, end of period	$12.75	$12.15	$12.89	$13.69	$13.00
Total return	6.21%	0.51%	(1.13)%	14.35%	7.60%
Net assets, end of period (in thousands)	$24,104	$29,425	$32,667	$30,011	$24,223
Average net assets for the period (in thousands)	$26,862	$30,113	$30,449	$26,955	$27,679
Ratio of gross expenses to average net assets(2)	0.36%	0.37%	0.36%	0.38%	0.36%
Ratio of net expenses to average net assets(2)	0.33%	0.27%	0.36%	0.29%	0.26%
Ratio of net investment income/(loss) to average net assets(2)	0.91%	1.46%	2.91%	1.92%	2.87%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
70	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.20	$13.49	$14.29	$12.58	$12.21
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.14 (1)	0.37 (1)	0.21 (1)	0.32
Net gain/(loss) on investments (both realized and unrealized)	1.01	(0.35)	(0.50)	1.88	0.97
Total from investment operations	1.13	(0.21)	(0.13)	2.09	1.29
Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.34)	(0.23)	(0.31)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.19)	(1.08)	(0.67)	(0.38)	(0.92)
Net asset value, end of period	$13.14	$12.20	$13.49	$14.29	$12.58
Total return	9.47%	(1.45)%	(0.87)%	16.79%	10.67%
Net assets, end of period (in thousands)	$10,563	$13,911	$14,913	$11,593	$8,913
Average net assets for the period (in thousands)	$12,118	$13,573	$13,942	$9,885	$6,850
Ratio of gross expenses to average net assets(2)	0.44%	0.44%	0.44%	0.43%	0.41%
Ratio of net expenses to average net assets(2)	0.44%	0.44%	0.44%	0.43%	0.41%
Ratio of net investment income/(loss) to average net assets(2)	0.93%	1.13%	2.71%	1.53%	1.97%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
71	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.02	$13.29	$14.08	$12.40	$12.02
Income from investment operations:
Net investment income/(loss)	0.03 (1)	0.10 (1)	0.24 (1)	0.11 (1)	0.18
Net gain/(loss) on investments (both realized and unrealized)	1.01	(0.35)	(0.47)	1.85	0.99
Total from investment operations	1.04	(0.25)	(0.23)	1.96	1.17
Less distributions:
Dividends from net investment income	(0.03)	(0.07)	(0.23)	(0.13)	(0.18)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.11)	(1.02)	(0.56)	(0.28)	(0.79)
Net asset value, end of period	$12.95	$12.02	$13.29	$14.08	$12.40
Total return	8.77%	(1.77)%	(1.58)%	15.92%	9.78%
Net assets, end of period (in thousands)	$8,036	$9,432	$11,648	$11,120	$9,480
Average net assets for the period (in thousands)	$8,504	$10,518	$11,146	$10,017	$8,442
Ratio of gross expenses to average net assets(2)	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of net expenses to average net assets(2)	1.10%	0.77%	1.20%	1.14%	1.18%
Ratio of net investment income/(loss) to average net assets(2)	0.25%	0.78%	1.76%	0.86%	1.23%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
72	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.12	$13.40	$14.19	$12.49	$12.14
Income from investment operations:
Net investment income/(loss)	0.09 (1)	0.11 (1)	0.32 (1)	0.19 (1)	0.29
Net gain/(loss) on investments (both realized and unrealized)	1.02	(0.34)	(0.47)	1.85	0.97
Total from investment operations	1.11	(0.23)	(0.15)	2.04	1.26
Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.31)	(0.19)	(0.30)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.18)	(1.05)	(0.64)	(0.34)	(0.91)
Net asset value, end of period	$13.05	$12.12	$13.40	$14.19	$12.49
Total return	9.30%	(1.57)%	(1.03)%	16.53%	10.44%
Net assets, end of period (in thousands)	$2,821	$2,574	$3,234	$2,580	$3,139
Average net assets for the period (in thousands)	$2,702	$2,927	$3,017	$2,839	$2,429
Ratio of gross expenses to average net assets(2)	0.61%	0.61%	0.61%	0.61%	0.60%
Ratio of net expenses to average net assets(2)	0.60%	0.61%	0.61%	0.60%	0.60%
Ratio of net investment income/(loss) to average net assets(2)	0.72%	0.88%	2.31%	1.40%	1.88%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
73	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.28	$13.57	$14.36	$12.63	$12.27
Income from investment operations:
Net investment income/(loss)	0.15 (1)	0.17 (1)	0.40 (1)	0.26 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	1.02	(0.35)	(0.50)	1.87	1.00
Total from investment operations	1.17	(0.18)	(0.10)	2.13	1.31
Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.36)	(0.25)	(0.34)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.23)	(1.11)	(0.69)	(0.40)	(0.95)
Net asset value, end of period	$13.22	$12.28	$13.57	$14.36	$12.63
Total return	9.73%	(1.20)%	(0.65)%	17.10%	10.80%
Net assets, end of period (in thousands)	$4,457	$3,740	$4,684	$5,384	$5,441
Average net assets for the period (in thousands)	$4,244	$4,214	$5,525	$5,595	$5,730
Ratio of gross expenses to average net assets(2)	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of net expenses to average net assets(2)	0.21%	0.22%	0.20%	0.22%	0.18%
Ratio of net investment income/(loss) to average net assets(2)	1.19%	1.36%	2.86%	1.89%	2.38%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
74	Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.25	$13.53	$14.33	$12.61	$12.25
Income from investment operations:
Net investment income/(loss)	0.13 (1)	0.16 (1)	0.37 (1)	0.23 (1)	0.27
Net gain/(loss) on investments (both realized and unrealized)	1.02	(0.34)	(0.49)	1.88	1.03
Total from investment operations	1.15	(0.18)	(0.12)	2.11	1.30
Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.35)	(0.24)	(0.33)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.21)	(1.10)	(0.68)	(0.39)	(0.94)
Net asset value, end of period	$13.19	$12.25	$13.53	$14.33	$12.61
Total return	9.60%	(1.23)%	(0.80)%	16.96%	10.67%
Net assets, end of period (in thousands)	$18,793	$20,446	$25,197	$23,236	$17,314
Average net assets for the period (in thousands)	$19,231	$22,603	$24,674	$20,305	$15,843
Ratio of gross expenses to average net assets(2)	0.36%	0.36%	0.36%	0.36%	0.35%
Ratio of net expenses to average net assets(2)	0.32%	0.27%	0.36%	0.30%	0.30%
Ratio of net investment income/(loss) to average net assets(2)	1.03%	1.27%	2.69%	1.72%	2.15%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
75	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.71	$14.44	$15.28	$13.19	$11.78
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.14 (1)	0.33 (1)	0.20 (1)	0.23
Net gain/(loss) on investments (both realized and unrealized)	1.42	(0.59)	(0.42)	2.38	1.41
Total from investment operations	1.58	(0.45)	(0.09)	2.58	1.64
Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.29)	(0.24)	(0.23)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.31)	(1.28)	(0.75)	(0.49)	(0.23)
Net asset value, end of period	$13.98	$12.71	$14.44	$15.28	$13.19
Total return	12.68%	(3.07)%	(0.48)%	19.82%	14.08%
Net assets, end of period (in thousands)	$4,151	$5,421	$4,279	$4,437	$3,182
Average net assets for the period (in thousands)	$5,171	$4,273	$4,341	$3,583	$2,912
Ratio of gross expenses to average net assets(2)	0.44%	0.45%	0.44%	0.46%	0.41%
Ratio of net expenses to average net assets(2)	0.44%	0.45%	0.44%	0.46%	0.41%
Ratio of net investment income/(loss) to average net assets(2)	1.23%	1.05%	2.25%	1.41%	1.72%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
76	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.49	$14.19	$15.03	$13.00	$11.60
Income from investment operations:
Net investment income/(loss)	0.06 (1)	0.10 (1)	0.22 (1)	0.11 (1)	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.40	(0.58)	(0.41)	2.31	1.41
Total from investment operations	1.46	(0.48)	(0.19)	2.42	1.53
Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.19)	(0.14)	(0.13)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.21)	(1.22)	(0.65)	(0.39)	(0.13)
Net asset value, end of period	$13.74	$12.49	$14.19	$15.03	$13.00
Total return	11.94%	(3.36)%	(1.18)%	18.79%	13.30%
Net assets, end of period (in thousands)	$4,486	$4,907	$5,639	$5,508	$4,325
Average net assets for the period (in thousands)	$4,679	$5,296	$5,594	$4,944	$4,126
Ratio of gross expenses to average net assets(2)	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of net expenses to average net assets(2)	1.07%	0.75%	1.23%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets(2)	0.48%	0.79%	1.52%	0.80%	0.93%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
77	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.64	$14.37	$15.21	$13.13	$11.74
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.09 (1)	0.34 (1)	0.20 (1)	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.42	(0.55)	(0.45)	2.34	1.41
Total from investment operations	1.54	(0.46)	(0.11)	2.54	1.61
Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.27)	(0.21)	(0.22)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.27)	(1.27)	(0.73)	(0.46)	(0.22)
Net asset value, end of period	$13.91	$12.64	$14.37	$15.21	$13.13
Total return	12.44%	(3.20)%	(0.62)%	19.60%	13.84%
Net assets, end of period (in thousands)	$2,533	$2,355	$2,083	$1,807	$1,785
Average net assets for the period (in thousands)	$2,488	$2,736	$2,166	$1,763	$1,902
Ratio of gross expenses to average net assets(2)	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of net expenses to average net assets(2)	0.61%	0.63%	0.62%	0.63%	0.58%
Ratio of net investment income/(loss) to average net assets(2)	0.90%	0.73%	2.29%	1.42%	1.51%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
78	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.80	$14.54	$15.37	$13.27	$11.86
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.19 (1)	0.36 (1)	0.27 (1)	0.25
Net gain/(loss) on investments (both realized and unrealized)	1.45	(0.61)	(0.40)	2.35	1.43
Total from investment operations	1.61	(0.42)	(0.04)	2.62	1.68
Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.33)	(0.27)	(0.27)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.33)	(1.32)	(0.79)	(0.52)	(0.27)
Net asset value, end of period	$14.08	$12.80	$14.54	$15.37	$13.27
Total return	12.89%	(2.88)%	(0.18)%	20.03%	14.32%
Net assets, end of period (in thousands)	$6,052	$4,413	$6,527	$5,944	$4,648
Average net assets for the period (in thousands)	$4,925	$5,441	$6,226	$5,413	$4,349
Ratio of gross expenses to average net assets(2)	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of net expenses to average net assets(2)	0.20%	0.22%	0.21%	0.23%	0.20%
Ratio of net investment income/(loss) to average net assets(2)	1.22%	1.43%	2.42%	1.86%	1.97%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
79	Janus Investment Fund

Janus Henderson Global Allocation Fund – Growth – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.78	$14.51	$15.35	$13.25	$11.84
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.17 (1)	0.34 (1)	0.22 (1)	0.29
Net gain/(loss) on investments (both realized and unrealized)	1.43	(0.60)	(0.41)	2.39	1.37
Total from investment operations	1.59	(0.43)	(0.07)	2.61	1.66
Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.31)	(0.26)	(0.25)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.31)	(1.30)	(0.77)	(0.51)	(0.25)
Net asset value, end of period	$14.06	$12.78	$14.51	$15.35	$13.25
Total return	12.77%	(2.94)%	(0.36)%	19.93%	14.18%
Net assets, end of period (in thousands)	$18,491	$17,505	$23,231	$18,521	$11,935
Average net assets for the period (in thousands)	$17,409	$19,056	$19,670	$14,295	$13,567
Ratio of gross expenses to average net assets(2)	0.36%	0.37%	0.37%	0.38%	0.36%
Ratio of net expenses to average net assets(2)	0.33%	0.30%	0.37%	0.33%	0.30%
Ratio of net investment income/(loss) to average net assets(2)	1.17%	1.25%	2.29%	1.52%	1.88%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
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Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS
The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus Henderson funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.
The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus Henderson funds established in the future.
Potential Underlying Funds Included in the Equity Investments Asset Category
Janus Henderson Adaptive Global Allocation Fund seeks total return through growth of capital and income. The fund seeks to achieve its investment objective by allocating its assets across a portfolio of global equity, global fixed-income, and, at times, commodities investments. In doing so, the fund will attempt to reduce the risk of significant loss, or a drop in the value of the fund’s capital that is unlikely to be regained over a full market cycle (a time period representing a significant market decline and recovery), while also participating in the upside growth of the capital markets. To achieve this objective, the fund’s portfolio managers employ a “tail managed” strategy intended to tactically shift away from assets whose downside tail risks are perceived to be increasing and toward assets whose expected tail gains are increasing. As it relates to investing, “tails” represent the outliers of a distribution of returns or, in other words, outsized future moves both to the positive and negative. Tail events typically occur more often than expected, and a tail loss or a tail gain can have a substantial impact on a portfolio’s long-term performance.
Janus Henderson Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund may have significant exposure to emerging market countries. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. The fund’s fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in foreign securities, which may include investments in emerging markets.
Janus Henderson Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign securities, which may include investments in emerging markets.
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Janus Henderson Emerging Markets Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the fund may include ETFs that provide exposure to certain emerging markets. The fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $47.1 billion. The fund may also invest in foreign securities, which may include investments in emerging markets.
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe. The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.
Janus Henderson Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets. As of June 30, 2017, the fund held stocks of 41 companies. Of those holdings, 20 comprised approximately 66.11% of the fund’s holdings.
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
Janus Henderson Global Income Managed Volatility Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained
82	Janus Investment Fund

within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index (the fund’s secondary benchmark index), but with lower absolute volatility. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the fund and the index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe have a life science orientation. In the fund’s pursuit of companies with a life science orientation, the fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. From time to time, the fund may invest in shares of companies through initial public offerings. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.
Janus Henderson Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. Because the fund’s investments in foreign securities are partially based on the composition of the fund’s benchmark index, the MSCI World Indexsm, the fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the fund’s benchmark index. The fund may also invest in foreign equity and debt securities.
Janus Henderson Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 40-70 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of June 30, 2017, the fund held stocks of 67 companies. Of these holdings, 40 comprised approximately 76.96% of the fund’s holdings.
Janus Henderson Global Technology Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in
83	Janus Investment Fund

securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and (ii) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. Some of the industries and companies likely to be represented in the fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); and industrials. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.
Janus Henderson Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also invest in U.S. and foreign equity and debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component if they currently pay dividends or the portfolio managers believe they have potential for increasing or commencing dividend payments. The fund invests to a lesser extent in fixed-income securities, such as corporate bonds.
Janus Henderson International Managed Volatility Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI EAFE® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson International Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. The fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of
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June 30, 2017, they ranged from approximately $1.8 billion to $417.8 billion, and the median market capitalization was $8.7 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $31.0 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Overseas Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may normally invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) but may also invest in U.S. and foreign debt securities.
Janus Henderson Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Henderson Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks in all capitalization ranges selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.4 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity
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securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson U.S. Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio manager believes to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and commercial loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.
Janus Henderson Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of purchase. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.8 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Henderson Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers that are economically tied to developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The U.S. Government debt securities in which the fund may invest include Treasury Inflation-Protected Securities, also known as TIPS. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds,
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commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in commercial loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.
Janus Henderson High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in commercial loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Multi-Sector Income Fund seeks high current income with a secondary focus on capital appreciation. The fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities that the portfolio managers believe have high income potential. The portfolio managers may also consider the capital appreciation potential of certain investments. The fund may invest up to 65% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the fund’s overall volatility may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments, zero-coupon bonds, and equity securities that pay dividends or that the portfolio managers believe have potential for paying dividends.
Janus Henderson Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation-Protected Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk” bonds. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, commercial and residential mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.
Janus Henderson Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in commercial loans, commercial and residential mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Strategic Income Fund seeks total return through current income and capital appreciation. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or
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more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.
Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Henderson Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the fund will be successful in meeting its investment objective. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the fund invests, so that no individual risk premium contributes disproportionately to the fund’s overall risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia.
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The type of bonds in which the fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments. In pursuing its investment objective, the fund will have exposure to investments that are tied economically to a number of countries throughout the world. The fund’s average portfolio duration may range from negative 4 years to plus 6 years. The fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the fund’s net assets), preferred stock, and equity securities. The fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
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Appendix B – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the
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price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. An underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
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Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent an underlying fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
93	Janus Investment Fund

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when an underlying fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in
94	Janus Investment Fund

the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
Class D Shares* Ticker
Multi-Asset **
Janus Henderson Global Allocation Fund – Conservative	JMSCX
Janus Henderson Global Allocation Fund – Moderate	JNSMX
Janus Henderson Global Allocation Fund – Growth	JNSGX

Janus Investment Fund
*CLASS D SHARES ARE CLOSED TO CERTAIN NEW INVESTORS
Prospectus
Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janushenderson.com/edelivery.
** Previously, each Fund’s name was preceded by “Janus.” The name change for each Fund was effective June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. The Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. The Shares are not offered through financial intermediaries.

Fund summary
Janus Henderson Global Allocation Fund – Conservative	2
Janus Henderson Global Allocation Fund – Moderate	9
Janus Henderson Global Allocation Fund – Growth	16
Additional information about the Funds
Fees and expenses	23
Additional investment strategies and general portfolio policies	23
Risks of the Funds	26
Management of the Funds
Investment adviser	38
Management expenses	38
Investment personnel	40
Other information	41
Distributions and taxes	42
Shareholder’s manual
Doing business with Janus Henderson	45
Pricing of fund shares	49
Administrative services fees	50
Payments to financial intermediaries by Janus Capital or its affiliates	50
Paying for shares	51
Exchanges	52
Payment of redemption proceeds	53
Excessive trading	55
Shareholder services and account policies	57
Financial highlights	60
Appendix A	63
Glossary of investment terms	71
1	Janus Investment Fund

Fund summary

Janus Henderson Global Allocation Fund – Conservative
Ticker:	JMSCX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Conservative seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.21%
Acquired Fund(1) Fees and Expenses	0.69%
Total Annual Fund Operating Expenses	0.95%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to fixed-income securities and money market instruments, 40% to equity investments, and 5% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
2	Janus Henderson Global Allocation Fund – Conservative

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying bond funds and money market instruments, approximately 40% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), and approximately 5% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Fixed-Income Securities Risk.  Approximately 55% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the
3	Janus Henderson Global Allocation Fund – Conservative

target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Market Risk.  Approximately 40% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and
4	Janus Henderson Global Allocation Fund – Conservative

regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 5% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns,
5	Janus Henderson Global Allocation Fund – Conservative

and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume
6	Janus Henderson Global Allocation Fund – Conservative

reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 10.64%	Worst Quarter: 3rd Quarter 2008 – 6.58%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 9.97%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	2.40%	5.07%	5.09%	5.62%
Return After Taxes on Distributions	2.06%	3.69%	3.85%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	1.58%	3.69%	3.69%	4.15%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	4.53%	3.93%	3.70%	4.45%

The Fund’s primary benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Fund also compares its performance to the Global Conservative Allocation Index. The indices are described below.
•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
•	The Global Conservative Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Indexsm (40%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for the periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
7	Janus Henderson Global Allocation Fund – Conservative

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 500
To add to any existing type of Fund account without an automatic investment program	$ 100

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
8	Janus Henderson Global Allocation Fund – Conservative

Fund summary

Janus Henderson Global Allocation Fund – Moderate
Ticker:	JNSMX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Moderate seeks total return through growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.21%
Acquired Fund(1) Fees and Expenses	0.82%
Total Annual Fund Operating Expenses	1.08%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 110	$ 343	$ 595	$ 1,317

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the
9	Janus Henderson Global Allocation Fund – Moderate

Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 55% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 35% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 55% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
10	Janus Henderson Global Allocation Fund – Moderate

Fixed-Income Securities Risk.  Approximately 35% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign
11	Janus Henderson Global Allocation Fund – Moderate

debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated.
12	Janus Henderson Global Allocation Fund – Moderate

Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
13	Janus Henderson Global Allocation Fund – Moderate

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.27%	Worst Quarter: 4th Quarter 2008 – 11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 12.42%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	3.06%	6.25%	4.99%	5.80%
Return After Taxes on Distributions	2.58%	4.85%	3.84%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares	2.08%	4.70%	3.70%	4.40%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	5.69%	5.76%	3.76%	4.74%

The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Moderate Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for the periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
14	Janus Henderson Global Allocation Fund – Moderate

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 500
To add to any existing type of Fund account without an automatic investment program	$ 100

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
15	Janus Henderson Global Allocation Fund – Moderate

Fund summary

Janus Henderson Global Allocation Fund – Growth
Ticker:	JNSGX	Class D Shares*
* Class D Shares are closed to certain new investors.
INVESTMENT OBJECTIVE
Janus Henderson Global Allocation Fund – Growth seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D
Management Fees	0.05%
Other Expenses	0.23%
Acquired Fund(1) Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	1.07%

(1)	“Acquired Fund” refers to any underlying fund in which the Fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class D Shares	$ 109	$ 340	$ 590	$ 1,306

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries. As a result, the Fund normally will have approximately 40% to 65% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.
The Fund invests in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”
16	Janus Henderson Global Allocation Fund – Growth

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Fund, oversee the investment process, and are responsible for the day-to-day management of the Fund. The portfolio managers continually monitor asset class allocations and rebalance the Fund’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.
The Fund will normally allocate approximately 75% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 15% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.
When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Main Risks Associated with the Fund
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Affiliated Fund Risk.  Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.
Market Risk.  Approximately 75% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of
17	Janus Henderson Global Allocation Fund – Growth

favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Sovereign Debt Risk.  An underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Fixed-Income Securities Risk.  Approximately 15% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on
18	Janus Henderson Global Allocation Fund – Growth

the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Fund’s performance.
Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Alternative Investments Allocation Risk.  Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund may invest in Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments
19	Janus Henderson Global Allocation Fund – Growth

may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital has limited experience managing the investment strategy of Janus Henderson Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
Commodity-Linked Investments Risk.  Certain underlying funds may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume
20	Janus Henderson Global Allocation Fund – Growth

reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.
Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 18.37%	Worst Quarter: 4th Quarter 2008 – 18.05%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 14.90%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/30/05)
Class D Shares
Return Before Taxes	3.53%	7.50%	4.55%	5.74%
Return After Taxes on Distributions	2.92%	6.30%	3.63%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	5.81%	3.47%	4.48%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index (reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)	6.80%	7.57%	3.71%	4.94%

The Fund’s primary benchmark index is the MSCI All Country World Indexsm. The Fund also compares its performance to the Global Growth Allocation Index. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Global Growth Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).
After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for the periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
21	Janus Henderson Global Allocation Fund – Growth

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since September 2014. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014.
PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 500
To add to any existing type of Fund account without an automatic investment program	$ 100

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.
22	Janus Henderson Global Allocation Fund – Growth

Additional information about the Funds

Fees and expenses
Each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Funds’ returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Funds’ assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with the underlying funds’ investments in exchange-traded funds.
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Other Expenses”
°	include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Funds’ transfer agent.
°	may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or alternative investment strategies. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.
This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.
The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers a different strategy for attaining capital growth and income. The allocation to stocks, bonds, and alternative investment strategies in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.
23	Janus Investment Fund

Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes and strategies over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.
	Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Global Allocation Fund – Moderate	Janus Henderson Global Allocation Fund – Growth
Long-Term Expected Average Asset Allocation
Equity Investments	40%	55%	75%
Fixed-Income Securities and Money Market Instruments	55%	35%	15%
Alternative Investments	5%	10%	10%
Normal Asset Allocation Range
Equity Investments	30%-50%	45%-65%	70%-85%
Fixed-Income Securities and Money Market Instruments	50%-65%	30%-45%	10%-25%
Alternative Investments	0%-20%	5%-20%	5%-20%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to U.S.-based companies of varying market capitalizations, international companies (including those with exposure to emerging markets), bonds and money market instruments, derivatives, currency strategies, and alternative investments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio managers. The Equity/Fixed Income/Alternative long-term expected average asset allocation targets and normal asset allocation ranges, as well as the underlying funds and investments in each underlying fund, may change from time to time without shareholder approval or notice.
Although each Fund can invest in any or all of the underlying funds described in Appendix A of this Prospectus, it is expected that each Fund will normally invest in only some of the underlying funds at any particular time. A Fund’s investment in any underlying fund may exceed 25% of such Fund’s total assets. For information on the underlying Janus Henderson funds currently available for investment by the Funds, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Funds may invest in additional Janus Henderson funds established in the future.
The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.
Asset Category – Potential Underlying Funds*
Equity Investments (Stocks)
Janus Henderson Adaptive Global Allocation Fund	Janus Henderson Global Life Sciences Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Asia Equity Fund	Janus Henderson Global Real Estate Fund	Janus Henderson Overseas Fund
Janus Henderson Balanced Fund	Janus Henderson Global Research Fund	Janus Henderson Research Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Select Fund	Janus Henderson Select Value Fund
Janus Henderson Emerging Markets Managed Volatility Fund	Janus Henderson Global Technology Fund	Janus Henderson Small Cap Value Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Value Fund	Janus Henderson Triton Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund	Janus Henderson Value Plus Income Fund
Janus Henderson Forty Fund	Janus Henderson International Managed Volatility Fund	Janus Henderson Venture Fund
Janus Henderson Global Equity Income Fund	Janus Henderson International Value Fund	Janus Henderson U.S. Managed Volatility Fund
Janus Henderson Global Income Managed Volatility Fund	Janus Henderson Large Cap Value Fund
Fixed-Income Securities (Bonds)
Janus Henderson Flexible Bond Fund	Janus Henderson Multi-Sector Income Fund	Janus Henderson Short-Term Bond Fund
Janus Henderson Global Bond Fund	Janus Henderson Real Return Fund	Janus Henderson Strategic Income Fund
Janus Henderson High-Yield Fund
24	Janus Investment Fund

Asset Category – Potential Underlying Funds*
Alternative Investments
Janus Henderson Diversified Alternatives Fund	Janus Henderson Global Unconstrained Bond Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.
Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Funds may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Funds and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding a Fund’s actual allocations to underlying funds is available to shareholders on a periodic basis through the Funds’ annual reports, semiannual reports, and certain other reports filed with the Securities and Exchange Commission, as well as at janushenderson.com/allfunds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.
The following table summarizes the management process:
Action	Normal Frequency
Establish strategic asset class allocation policy	Annually
Monitor asset class allocations	Ongoing
Review/rebalance Fund allocations	As needed
Review asset (and sub-asset) class exposures/classifications	Annually

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following additional investment strategies and general policies apply to the Funds and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.
Cash Position
A Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Portfolio Turnover
The Funds normally seek long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the judgment of the portfolio managers. Changes are normally made in a Fund’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
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Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, each Fund intends to allocate assets among underlying funds that invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and alternative investment strategies, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus Henderson funds. The allocation of each Fund’s assets to underlying funds may not be successful in achieving the Fund’s investment objective. There is a risk that you may experience lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.
There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Funds do not control the investments of the underlying funds, or any indirect concentration that occurs as a result of the underlying funds following their investment objectives.
The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The portfolio managers, officers, and Trustees of the Funds may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Fund could cause an underlying fund’s actual expenses to increase, or could result in an underlying fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Fund purchases, redeems, or owns a substantial portion of the underlying fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.
Each Fund also invests in underlying funds that may invest substantially all of their assets in fixed-income securities or income-generating securities. Investing in this type of underlying fund may expose a Fund to risks such as credit risk and interest rate fluctuations. In addition, a Fund’s performance may also be affected by risks of certain types of investments by the underlying funds, such as foreign (non-U.S.) securities and derivative instruments.
An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market
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capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.
The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.
Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.
Counterparty Risk.  Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles. In addition, an underlying fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying
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fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Currency Risk.  An underlying fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying fund’s use of currency investment strategies, the underlying fund’s net currency positions may expose the underlying fund to losses independent of any securities positions.
Derivatives Risk.  Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.
Emerging Markets Risk.  Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. An underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
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Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that an underlying fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the underlying fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  Certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in an underlying fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, an underlying fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect an underlying fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. To the extent an underlying fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to
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greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent an underlying fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that an underlying fund invests in derivatives tied to fixed-income securities, such underlying fund may be more substantially exposed to these risks than an underlying fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An underlying fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund.
Foreign Exposure Risk.  Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign equity and debt securities, including investments in emerging markets, which can be more volatile than the U.S. markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection
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against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus Henderson Global Unconstrained Bond Fund and Janus Henderson High-Yield Fund may invest without limit in high-yield/high-risk bonds. The underlying Janus Henderson Real Return Fund and Janus Henderson Strategic Income Fund may invest a substantial amount of their net assets in high-yield/high-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 65% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, in the life sciences, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by an underlying fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the underlying fund agrees to pay at the initiation of the swap. Except for an underlying fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to an underlying fund.
Initial Public Offering Risk.  A Fund may invest in underlying funds that may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. To the extent a Fund is invested in underlying funds that purchase shares issued in IPOs, the Fund is exposed to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the underlying funds in which a Fund invests, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain underlying
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funds’ performance in the past, there can be no assurance that the underlying funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of underlying funds to which IPO securities are allocated increases, the number of securities issued to any one underlying fund may decrease. In addition, as a Fund or underlying fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Investment Process Risk.  The portfolio managers of the underlying Janus Henderson Adaptive Global Allocation Fund use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the underlying fund, these techniques could in certain cases have a detrimental effect on the underlying fund, including increasing portfolio turnover (and related transactions costs) and causing the underlying fund to incur taxable gains. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  An underlying fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. An underlying fund may also make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an underlying fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect an underlying fund’s value or prevent such underlying fund from being able to take advantage of other investment opportunities.
Loan Risk.  Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing an underlying fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign
32	Janus Investment Fund

investment, including Eurozone risk. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. In addition to the risks associated with bank loans, an underlying fund’s investments in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. An underlying fund’s investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.
Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of an underlying fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mathematical Investment Process Risk.  The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance. To minimize the risk of significant underperformance relative to an underlying fund’s benchmark index, INTECH has designed certain risk controls. In addition, the underlying funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, INTECH may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”),
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making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of an underlying fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. An underlying fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.
Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
REIT Risk.  To the extent an underlying fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed
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upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the underlying fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying fund with those proceeds, resulting in reduced returns to shareholders. When an underlying fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations. In the event of such a default, the underlying fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the underlying fund’s portfolio.
Rule 144A Securities Risk.  Certain underlying funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the underlying funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively an underlying fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, an underlying fund’s investment in Rule 144A securities may subject the underlying fund to enhanced liquidity risk and potentially increase the underlying fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Securities Lending Risk.  An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. An underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.
Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.
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Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Subsidiary Risk.  Certain underlying funds may gain exposure to the commodities markets by investing in wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”). By investing in a Subsidiary, an underlying fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the underlying fund. Each Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the underlying fund), in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as a Subsidiary, constitutes qualifying income. The IRS has suspended the issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or a Subsidiary to operate as described in the underlying fund’s prospectus and the SAI. Such changes could adversely affect the underlying fund’s ability to meet its investment objective and jeopardize the underlying fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the underlying fund to higher tax rates and/or penalties.
Swap Agreements Risk.  Certain underlying funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If the other party to a swap defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments Risk.  Certain underlying funds may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, an underlying fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to an underlying fund may be less favorable than the security delivered to the dealer.
Unconstrained Investing Risk.  Because the portfolio manager of the underlying Janus Henderson Global Unconstrained Bond Fund employs an unconstrained investment approach, the underlying fund may have exposure to a broader range of securities and instruments, credit qualities, maturities, countries, and regions than its benchmark index. As a result, there is a greater risk that the underlying fund may underperform the 3-Month USD LIBOR (the underlying fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the
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underlying fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Funds and the underlying funds. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Funds.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. Janus Capital generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.
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The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Global Allocation Fund – Conservative	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Moderate	All Asset Levels	0.05	0.05
Janus Henderson Global Allocation Fund – Growth	All Asset Levels	0.05	0.05

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The reports are also available, free of charge, at janushenderson.com/reports.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Allocation Fund – Conservative	0.14
Janus Henderson Global Allocation Fund – Moderate	0.12
Janus Henderson Global Allocation Fund – Growth	0.14

Subadvisers of Certain Underlying Funds
Henderson Investment Management Limited (“HIML”) serves as subadviser to six of the available underlying funds: Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, and Janus Henderson Strategic Income Fund. HIML, 201 Bishopsgate, London UK EC2M 3AE, is a global money manager providing a full spectrum of investment products and services to institutions and individuals around the world. As subadviser, HIML provides day to day management of the investment operations of the underlying funds. HIML is an indirect, wholly-owned subsidiary of Janus Henderson Group plc.
INTECH Investment Management LLC (“INTECH”) serves as subadviser to four of the available underlying funds: Janus Henderson Emerging Markets Managed Volatility Fund (formerly named INTECH Emerging Markets Managed Volatility Fund), Janus Henderson Global Income Managed Volatility Fund (formerly named INTECH Global Income Managed Volatility Fund), Janus Henderson International Managed Volatility Fund (formerly named INTECH International Managed Volatility Fund), and Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund) (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard,
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Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 97% of INTECH.
Perkins Investment Management LLC (“Perkins”) serves as subadviser to seven of the available underlying funds: Janus Henderson Global Value Fund (formerly named Perkins Global Value Fund), Janus Henderson International Value Fund (formerly named Perkins International Value Fund), Janus Henderson Large Cap Value Fund (formerly named Perkins Large Cap Value Fund), Janus Henderson Mid Cap Value Fund (formerly named Perkins Mid Cap Value Fund), Janus Henderson Select Value Fund (formerly named Perkins Select Value Fund), Janus Henderson Small Cap Value Fund (formerly named Perkins Small Cap Value Fund), and Janus Henderson Value Plus Income Fund (formerly named Perkins Value Plus Income Fund) (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Moderate
Janus Henderson Global Allocation Fund – Growth

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Enrique Chang is Global Chief Investment Officer of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Moderate, and Janus Henderson Global Allocation Fund – Growth, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus Henderson representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
Distribution Options
When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janushenderson.com/individual, by calling a Janus Henderson representative, or by writing to the Funds at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Funds offer the following options:
Reinvestment Option.  You may reinvest your income dividends and capital gains distributions in additional shares.
Cash Option.  You may receive your income dividends and capital gains distributions in cash.
Reinvest and Cash Option.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.
Redirect Option.  You may direct your dividends or capital gains distributions to purchase shares of another Janus Henderson fund.
The Funds reserve the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified
42	Janus Investment Fund

tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, the Janus Henderson funds will report cost basis information to you and to the IRS. Each Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
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Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Funds. This section will help you become familiar with the different types of accounts you can establish with Janus Capital. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.
With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
Doing business with Janus Henderson
The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Under certain limited circumstances, shareholders of other Janus Henderson share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.
In addition, directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.
Online –  janushenderson.com  – 24 hours a day, 7 days a week

At janushenderson.com/individual* existing shareholders can:
•	Obtain Fund information and performance
•	View your personalized performance
•	Review your account or your complete portfolio
•	Buy, exchange, and sell Janus Henderson funds
•	Update personal information
•	Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms
•	Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
*	New accounts can only be opened via written request. In addition, certain account or transaction types may be restricted from being processed through janushenderson.com. If you would like more information about these restrictions, please contact a Janus Henderson representative.
Janus Henderson XpressLinetm 1-888-979-7737 • 24-hour automated phone system	Mailing Address Janus Henderson P.O. Box 55932 Boston, MA 02205-5932 For Overnight Mail Janus Henderson 30 Dan Road, Suite 55932 Canton, MA 02021-2809
Janus Henderson Representatives 1-800-525-3713
TDD For the speech and hearing impaired. 1-800-525-0056

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Minimum Investments*

To open a new regular Fund account	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$ 500
To add to any existing type of Fund account without an automatic investment program	$ 100

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.
Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.
Types of Account Ownership
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account.
Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.
Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.
Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.
Tax-Deferred Accounts
Please refer to janushenderson.com/individual for the appropriate account application and for information related to maintaining an account. Certain tax-deferred accounts can only be maintained via written request. Please contact a Janus Henderson representative for more information.
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus Henderson are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.
Investing for Your Retirement
Please visit janushenderson.com/individual or call a Janus Henderson representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1⁄2 or used for a nonqualifying purpose.
Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.
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Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.
Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only maintain this type of account via written request. Please contact a Janus Henderson representative for more information.
Accounts for the Benefit of a Child
Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.
Coverdell Education Savings Account
This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.
Please refer to the following for information regarding opening an account and conducting business with Janus Henderson.
To Open an Account or Buy Shares
New accounts can only be opened via written request. Please visit janushenderson.com/individual or contact a Janus Henderson representative for more information.
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
By Mail/In Writing

•	To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus Henderson or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.
•	To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.
Online

•	You may buy additional shares in an existing Fund account. You may elect to have Janus Henderson electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via janushenderson.com/individual.
By Telephone

•	For an existing account, you may use Janus Henderson XpressLinetm to buy shares 24 hours a day, or you may call a Janus Henderson representative during normal business hours. Janus Henderson will electronically withdraw funds from your designated bank account.
•	You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Henderson representative.
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By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.
•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note:  For more information, refer to “Paying for Shares.”
To Exchange Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Online

•	Exchanges may generally be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus Henderson fund, call Janus Henderson XpressLinetm or a Janus Henderson representative.
By Mail/In Writing

•	To request an exchange in writing, please follow the instructions in “Written Instructions.”
By Systematic Exchange

•	You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note:  For more information, refer to “Exchanges.”
To Sell Shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Online

•	Redemptions may be made online at janushenderson.com/individual.
By Telephone

•	Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus Henderson XpressLinetm or a Janus Henderson representative. The Funds reserve the right to limit the dollar amount that you may redeem from your account by telephone.
By Mail/In Writing

•	To request a redemption in writing, please follow the instructions in “Written Instructions.”
By Systematic Redemption

•	This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note:  For more information, refer to “Payment of Redemption Proceeds.”
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Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by a Fund or its agents.
Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
Policies in Relation to Transactions
All requests, including but not limited to, exchanges between a Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to
49	Janus Investment Fund

receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving underlying funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.
Administrative services fees
The Funds pay an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by Class D Shares of each Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.
Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
50	Janus Investment Fund

Paying for shares
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.
Please note the following when purchasing Shares:
•	Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.
•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.
•	Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.
•	When purchasing Shares through the Automatic Investment Program, your automatic investment selection(s) will generally be active within three days following receipt of your authorization for the date and amount you specify. If no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. If the balance in the Janus Henderson fund account you are buying into falls to zero as the result of a redemption, exchange, or minimum balance fee, your Automatic Investment Program will be discontinued.
•	We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.
•	Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Henderson Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus Henderson to (i) buy shares of another Janus Henderson fund or (ii) sell shares of Janus Henderson Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus Henderson will treat your inaction as approval of the purchase of Janus Henderson Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus Henderson for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Henderson Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Henderson Government Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Henderson Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”
•	For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.
•	If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus Capital is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus Capital may temporarily limit additional share purchases. In addition, Janus Capital may close an account if it is unable to verify a shareholder’s
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identity. Please contact a Janus Henderson representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
The Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.
Exchanges
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Please note the following when exchanging Shares:
•	An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. A Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.
•	New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus Henderson fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	New Janus Henderson fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)
•	Exchanges between existing Janus Henderson fund accounts must meet the $100 subsequent investment requirement.
•	For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus Henderson fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.
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•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	With certain exceptions, exchanges between Janus Henderson fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus Henderson fund, you will need to meet criteria for investing in the closed fund. For more information, refer to Closed Fund Policies in the “Other Information” section of this Prospectus.

Note: For the fastest and easiest way to exchange shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Payment of redemption proceeds
As previously noted, with certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.
•	Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.
•	ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.
By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.
By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus Henderson fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Generally, orders to sell Shares may be initiated at any time at janushenderson.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Henderson Government Money Market Fund during the 15-day hold period.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
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(iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Note: For the fastest and easiest way to redeem shares, log on to janushenderson.com/individual* 24 hours a day, 7 days a week.
*	Certain account types and transactions are not available via janushenderson.com. For more information, access janushenderson.com/individual or refer to this Shareholder’s Manual.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s or underlying fund’s shares. Redemptions by these large shareholders of their holdings may cause a Fund or underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases may adversely affect a Fund’s or underlying fund’s performance to the extent that the Fund or underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or underlying fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Written Instructions
To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus Henderson.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:
•	the name of the Janus Henderson fund(s) being redeemed or exchanged;
•	the account number(s);
•	the amount of money or number of shares being redeemed or exchanged;
•	the name(s) on the account;
•	the signature(s) of one or more registered account owners; and
•	your daytime telephone number.

Signature Guarantee
A signature guarantee for each registered account owner is required if any of the following is applicable:
•	You request a redemption by check above a certain dollar amount.
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•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.
The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing, or counterfeit.
How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Funds are also available for purchase through third party intermediaries. As described below, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those
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intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the underlying fund or a Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted valuation policies and procedures intended to reduce an underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the
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confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-800-525-3713 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/reports.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Certain underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to an underlying fund’s performance. Certain underlying funds’ top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to fund performance, average fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder services and account policies
Address Changes
For the easiest way to change the address on your account, visit janushenderson.com/individual. You may also call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus Henderson fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.
Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janushenderson.com/individual. You may also send a written request signed by the shareholder of record or by each shareholder of record if more than one. Please note that you may change or add bank information online at janushenderson.com/individual for purchases only. Certain accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janushenderson.com/individual or over the telephone. If multiple account owners are named on the added bank account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.
Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janushenderson.com/individual, call a Janus Henderson representative, or send a written request signed by one or more shareholder(s) of record.
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Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.
Lost (Unclaimed/Abandoned) Accounts
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds as undeliverable. Based upon statutory requirements for returned mail, Janus Capital will attempt to locate the shareholder or rightful owner of the account. If Janus Capital is unable to locate the shareholder, then Janus Capital is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
Online and Telephone Transactions
You may initiate many transactions through janushenderson.com/individual or by calling Janus Henderson XpressLinetm. You may also contact a Janus Henderson representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please call a Janus Henderson representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.
Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus Henderson representative by telephone.
If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janushenderson.com/individual, calling Janus Henderson XpressLinetm, contacting a Janus Henderson representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.
Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus Henderson. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus Henderson immediately about any transactions you believe to be unauthorized.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janushenderson.com/individual or call a Janus Henderson representative for further instructions.
Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janushenderson.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janushenderson.com/individual, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within three days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.
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The Funds produce financial reports that include a complete list of each of the Funds’ portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically at janushenderson.com/edelivery. The Funds’ fiscal year ends June 30.
Unless you instruct Janus Henderson otherwise by contacting a Janus Henderson representative, the Funds will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus Henderson representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.
Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.
Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Funds to redeem their Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class D Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Allocation Fund – Conservative – Class D
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.18	$12.91	$13.70	$13.00	$12.44
Income from investment operations:
Net investment income/(loss)	0.11 (1)	0.18 (1)	0.41 (1)	0.26 (1)	0.35
Net gain/(loss) on investments (both realized and unrealized)	0.63	(0.12)	(0.56)	1.55	0.57
Total from investment operations	0.74	0.06	(0.15)	1.81	0.92
Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.42)	(0.29)	(0.36)
Distributions from capital gains	(0.04)	(0.65)	(0.22)	(0.82)	—
Total distributions	(0.15)	(0.79)	(0.64)	(1.11)	(0.36)
Net asset value, end of period	$12.77	$12.18	$12.91	$13.70	$13.00
Total return	6.19%	0.61%	(1.03)%	14.41%	7.50%
Net assets, end of period (in thousands)	$178,971	$194,171	$217,150	$234,052	$218,190
Average net assets for the period (in thousands)	$184,411	$199,014	$226,112	$224,649	$215,079
Ratio of gross expenses to average net assets(2)	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of net expenses to average net assets(2)	0.26%	0.27%	0.26%	0.27%	0.25%
Ratio of net investment income/(loss) to average net assets(2)	0.90%	1.45%	3.09%	1.93%	2.69%
Portfolio turnover rate	25%	5%	20%	13%	69%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
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Janus Henderson Global Allocation Fund – Moderate – Class D
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.28	$13.57	$14.36	$12.63	$12.27
Income from investment operations:
Net investment income/(loss)	0.14 (1)	0.16 (1)	0.38 (1)	0.24 (1)	0.30
Net gain/(loss) on investments (both realized and unrealized)	1.02	(0.35)	(0.49)	1.89	1.00
Total from investment operations	1.16	(0.19)	(0.11)	2.13	1.30
Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.35)	(0.25)	(0.33)
Distributions from capital gains	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)
Total distributions	(0.22)	(1.10)	(0.68)	(0.40)	(0.94)
Net asset value, end of period	$13.22	$12.28	$13.57	$14.36	$12.63
Total return	9.67%	(1.26)%	(0.71)%	17.04%	10.71%
Net assets, end of period (in thousands)	$212,552	$222,254	$251,092	$276,135	$247,153
Average net assets for the period (in thousands)	$214,793	$229,378	$264,375	$261,560	$241,398
Ratio of gross expenses to average net assets(2)	0.26%	0.27%	0.26%	0.26%	0.25%
Ratio of net expenses to average net assets(2)	0.26%	0.26%	0.26%	0.26%	0.25%
Ratio of net investment income/(loss) to average net assets(2)	1.09%	1.28%	2.75%	1.77%	2.24%
Portfolio turnover rate	32%	5%	21%	11%	64%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
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Janus Henderson Global Allocation Fund – Growth – Class D
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.80	$14.53	$15.36	$13.26	$11.85
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.16 (1)	0.36 (1)	0.25 (1)	0.25
Net gain/(loss) on investments (both realized and unrealized)	1.44	(0.59)	(0.42)	2.36	1.42
Total from investment operations	1.60	(0.43)	(0.06)	2.61	1.67
Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.31)	(0.26)	(0.26)
Distributions from capital gains	(0.15)	(1.15)	(0.46)	(0.25)	—
Total distributions	(0.32)	(1.30)	(0.77)	(0.51)	(0.26)
Net asset value, end of period	$14.08	$12.80	$14.53	$15.36	$13.26
Total return	12.81%	(2.89)%	(0.24)%	19.95%	14.21%
Net assets, end of period (in thousands)	$213,929	$205,275	$230,323	$249,215	$215,671
Average net assets for the period (in thousands)	$206,525	$211,703	$239,451	$234,801	$213,579
Ratio of gross expenses to average net assets(2)	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of net expenses to average net assets(2)	0.28%	0.29%	0.28%	0.29%	0.28%
Ratio of net investment income/(loss) to average net assets(2)	1.22%	1.24%	2.43%	1.72%	1.89%
Portfolio turnover rate	35%	6%	19%	13%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
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Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS
The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus Henderson funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.
The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus Henderson funds established in the future.
Potential Underlying Funds Included in the Equity Investments Asset Category
Janus Henderson Adaptive Global Allocation Fund seeks total return through growth of capital and income. The fund seeks to achieve its investment objective by allocating its assets across a portfolio of global equity, global fixed-income, and, at times, commodities investments. In doing so, the fund will attempt to reduce the risk of significant loss, or a drop in the value of the fund’s capital that is unlikely to be regained over a full market cycle (a time period representing a significant market decline and recovery), while also participating in the upside growth of the capital markets. To achieve this objective, the fund’s portfolio managers employ a “tail managed” strategy intended to tactically shift away from assets whose downside tail risks are perceived to be increasing and toward assets whose expected tail gains are increasing. As it relates to investing, “tails” represent the outliers of a distribution of returns or, in other words, outsized future moves both to the positive and negative. Tail events typically occur more often than expected, and a tail loss or a tail gain can have a substantial impact on a portfolio’s long-term performance.
Janus Henderson Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund may have significant exposure to emerging market countries. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.
Janus Henderson Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. The fund’s fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in foreign securities, which may include investments in emerging markets.
Janus Henderson Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign securities, which may include investments in emerging markets.
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Janus Henderson Emerging Markets Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the fund may include ETFs that provide exposure to certain emerging markets. The fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $47.1 billion. The fund may also invest in foreign securities, which may include investments in emerging markets.
Janus Henderson European Focus Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe. The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.
Janus Henderson Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign securities, which may include investments in emerging markets. As of June 30, 2017, the fund held stocks of 41 companies. Of those holdings, 20 comprised approximately 66.11% of the fund’s holdings.
Janus Henderson Global Equity Income Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.
Janus Henderson Global Income Managed Volatility Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained
64	Janus Investment Fund

within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index (the fund’s secondary benchmark index), but with lower absolute volatility. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the fund and the index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Global Life Sciences Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that the portfolio managers believe have a life science orientation. In the fund’s pursuit of companies with a life science orientation, the fund has a fundamental policy to normally invest at least 25% of its total assets in securities of companies that are categorized in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. So, for example, companies with a “life science orientation” include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The fund implements its investment policies by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics. From time to time, the fund may invest in shares of companies through initial public offerings. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers that are economically tied to different countries throughout the world, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.
Janus Henderson Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. Because the fund’s investments in foreign securities are partially based on the composition of the fund’s benchmark index, the MSCI World Indexsm, the fund’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the fund’s benchmark index. The fund may also invest in foreign equity and debt securities.
Janus Henderson Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 40-70 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may invest in companies of any size throughout the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of June 30, 2017, the fund held stocks of 67 companies. Of these holdings, 40 comprised approximately 76.96% of the fund’s holdings.
Janus Henderson Global Technology Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in
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securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and (ii) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. Some of the industries and companies likely to be represented in the fund’s portfolio include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); and industrials. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.
Janus Henderson Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also invest in U.S. and foreign equity and debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio managers believe have income potential. With respect to the selection of equity securities selected for growth potential, the portfolio managers additionally consider income-generating potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics. With respect to the selection of securities selected for income potential, equity securities may make up part or all of the income component if they currently pay dividends or the portfolio managers believe they have potential for increasing or commencing dividend payments. The fund invests to a lesser extent in fixed-income securities, such as corporate bonds.
Janus Henderson International Managed Volatility Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities. The fund seeks to produce returns in excess of the MSCI EAFE® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson International Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size that are economically tied to countries outside of the United States, including in emerging markets. The fund normally invests in issuers from several different countries, but under unusual circumstances, may invest in a single country. The fund may also invest in non-U.S. debt securities. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of
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June 30, 2017, they ranged from approximately $1.8 billion to $417.8 billion, and the median market capitalization was $8.7 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $31.0 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.
Janus Henderson Overseas Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may normally invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) but may also invest in U.S. and foreign debt securities.
Janus Henderson Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Janus Henderson Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks in all capitalization ranges selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.
Janus Henderson Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.4 billion. The fund may also invest in foreign securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity
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securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Janus Henderson U.S. Managed Volatility Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The fund seeks to produce returns in excess of the Russell 1000® Index (the fund’s benchmark index), but with lower absolute volatility than the benchmark index. The fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio manager believes to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and commercial loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.
Janus Henderson Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index at the time of purchase. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.8 billion. From time to time, the fund may invest in shares of companies through initial public offerings.
Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Henderson Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers that are economically tied to developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The U.S. Government debt securities in which the fund may invest include Treasury Inflation-Protected Securities, also known as TIPS. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds,
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commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in commercial loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.
Janus Henderson High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in commercial loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Multi-Sector Income Fund seeks high current income with a secondary focus on capital appreciation. The fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities that the portfolio managers believe have high income potential. The portfolio managers may also consider the capital appreciation potential of certain investments. The fund may invest up to 65% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the fund’s overall volatility may be reduced. The fund may not have exposure to all of these investment sectors, and the fund’s exposure to any one investment sector will vary over time. The fund may also invest in money market instruments, zero-coupon bonds, and equity securities that pay dividends or that the portfolio managers believe have potential for paying dividends.
Janus Henderson Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation-Protected Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk” bonds. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, commercial and residential mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.
Janus Henderson Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in commercial loans, commercial and residential mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).
Janus Henderson Strategic Income Fund seeks total return through current income and capital appreciation. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or
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more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.
Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Henderson Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the fund will be successful in meeting its investment objective. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the fund invests, so that no individual risk premium contributes disproportionately to the fund’s overall risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia.
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The type of bonds in which the fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments. In pursuing its investment objective, the fund will have exposure to investments that are tied economically to a number of countries throughout the world. The fund’s average portfolio duration may range from negative 4 years to plus 6 years. The fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the fund’s net assets), preferred stock, and equity securities. The fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the
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price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. An underlying fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
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Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
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Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent an underlying fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
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Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when an underlying fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject an underlying fund to leveraged market exposure to commodities. In addition, an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in
75	Janus Investment Fund

the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
76	Janus Investment Fund

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus Henderson representative at 1-800-525-3713. The Funds’ and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/reports. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
P.O. Box 55932
Boston, MA 02205-5932
1-800-525-3713
The Trust’s Investment Company Act File No. is 811-1879.

Janus Investment Fund

Janus Henderson Strategic Income Fund

Supplement dated December 29, 2017

to Currently Effective Prospectuses

Effective December 31, 2017, Janus Henderson Strategic Income Fund’s (the “Fund”) subadvisory agreement with Henderson Investment Management Limited (“HIML”) will be terminated. Janus Capital Management LLC (“Janus Capital”) will concurrently enter into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which the Fund’s current portfolio managers will continue to be responsible for the day-to-day management of the Fund. Under the arrangement, HGIL and the portfolio managers will be considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers will continue to render portfolio management, research, and other services to the Fund, subject to supervision of Janus Capital. Accordingly, effective January 1, 2018, the Fund’s Prospectuses are amended as follows:

1.	The following is added at the end of the first paragraph in the “Investment Adviser” section under “Management of the Funds”:

In addition, Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson Strategic Income Fund on behalf of Janus Capital.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel – Janus Henderson Strategic Income Fund” section of the Prospectuses:

Janus Henderson Strategic Income Fund

John Pattullo is Co-Head of Retail Fixed-Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Strategic Income Fund since December 2008. Mr. Pattullo joined Janus Capital (and its affiliates) in 1997.

Jenna Barnard, CFA, is Co-Head of Retail Fixed-Income and Co-Portfolio Manager of the Fund. She has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Strategic Income Fund since December 2008. Ms. Barnard joined Janus Capital (and its affiliates) in 2002.

Effective January 1, 2018, references to HIML and/or its subadvisory agreement with the Fund are deleted.

In addition to the changes described above, effective immediately, the following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Please retain this Supplement with your records.

2

Janus Investment Fund

Janus Henderson Real Return Fund

Supplement dated December 11, 2017

to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Investment Fund (the “Trust”) has approved a plan to liquidate and terminate Janus Henderson Real Return Fund (the “Fund”) with such liquidation effective on or about March 2, 2018 or at such other time as may be authorized by the Trustees (“Liquidation Date”). Termination of the Fund is expected to occur as soon as practicable following liquidation.

Effective January 9, 2018, the Fund will no longer accept investments by new shareholders. The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund which they are eligible to purchase at any time prior to the Liquidation Date. Effective January 9, 2018, any applicable contingent deferred sales charges (CDSCs) charged by the Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A shares of another Janus Henderson fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus Henderson funds and share classes offered through your intermediary.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder of record.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during the liquidation of the Fund.

Additionally, any asset reductions and increase in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Fixed Income**
Janus Henderson Flexible Bond Fund	JDFAX	JFICX	JADFX	JFLEX	JDFNX	JDFRX	JAFIX
Janus Henderson Global Bond Fund	JGBAX	JGBCX	JGBSX	JGBIX	JGLNX	N/A	JHBTX
Janus Henderson High-Yield Fund	JHYAX	JDHCX	JDHYX	JHYFX	JHYNX	JHYRX	JAHYX
Janus Henderson Multi-Sector Income Fund	JMUAX	JMUCX	JMUSX	JMUIX	JMTNX	N/A	JMUTX
Janus Henderson Real Return Fund	JURAX	JURCX	JURSX	JURIX	N/A	N/A	JURTX
Janus Henderson Short-Term Bond Fund	JSHAX	JSHCX	JSHSX	JSHIX	JSHNX	N/A	JASBX
Janus Henderson Strategic Income Fund	HFAAX	HFACX	HFASX	HFAIX	HFARX	N/A	HFATX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “Janus” or “Henderson.” The name change for each Fund was effective June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes seven portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson Strategic Income Fund is subadvised by Henderson Investment Management Limited (“HIML”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Flexible Bond Fund	2
Janus Henderson Global Bond Fund	9
Janus Henderson High-Yield Fund	17
Janus Henderson Multi-Sector Income Fund	24
Janus Henderson Real Return Fund	32
Janus Henderson Short-Term Bond Fund	40
Janus Henderson Strategic Income Fund	47
Additional information about the Funds
Fees and expenses	56
Additional investment strategies and general portfolio policies	57
Risks of the Funds	62
Management of the Funds
Investment adviser	73
Management expenses	73
Subadviser	75
Investment personnel	75
Other information	78
Distributions and taxes	79
Shareholder’s guide
Pricing of fund shares	83
Choosing a share class	84
Distribution, servicing, and administrative fees	86
Payments to financial intermediaries by Janus Capital or its affiliates	87
Purchases	88
Exchanges	93
Redemptions	93
Excessive trading	95
Shareholder communications	98
Financial highlights	99
Appendix A – intermediary sales charge waivers and discounts	142
Glossary of investment terms	143
Explanation of rating categories	149
1	Janus Investment Fund

Fund summary

Janus Henderson Flexible Bond Fund
Ticker:	JDFAX	Class A Shares	JADFX	Class S Shares	JDFNX	Class N Shares	JAFIX	Class T Shares
	JFICX	Class C Shares	JFLEX	Class I Shares	JDFRX	Class R Shares

INVESTMENT OBJECTIVE
Janus Henderson Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.18%	0.12%	0.29%	0.15%	0.04%	0.29%	0.29%
Total Annual Fund Operating Expenses(1)	0.84%	1.53%	0.95%	0.56%	0.45%	1.20%	0.70%
Fee Waiver(1)	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.83%	1.52%	0.95%	0.56%	0.45%	1.20%	0.70%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.45% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 557	$ 730	$ 919	$ 1,463
Class C Shares	$ 256	$ 483	$ 834	$ 1,824
Class S Shares	$ 97	$ 303	$ 525	$ 1,166
2	Janus Henderson Flexible Bond Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 57	$ 179	$ 313	$ 701
Class N Shares	$ 46	$ 144	$ 252	$ 567
Class R Shares	$ 122	$ 381	$ 660	$ 1,455
Class T Shares	$ 72	$ 224	$ 390	$ 871

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 557	$ 730	$ 919	$ 1,463
Class C Shares	$ 156	$ 483	$ 834	$ 1,824
Class S Shares	$ 97	$ 303	$ 525	$ 1,166
Class I Shares	$ 57	$ 179	$ 313	$ 701
Class N Shares	$ 46	$ 144	$ 252	$ 567
Class R Shares	$ 122	$ 381	$ 660	$ 1,455
Class T Shares	$ 72	$ 224	$ 390	$ 871

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities. As of June 30, 2017, the Fund’s weighted average maturity was 8.8 years. The Fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets). Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use futures, including interest rate futures, Treasury bond futures, and exchange-traded futures, to manage portfolio risk and manage interest rate exposure. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest
3	Janus Henderson Flexible Bond Fund

rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in
4	Janus Henderson Flexible Bond Fund

a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
5	Janus Henderson Flexible Bond Fund

•	The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 3rd Quarter 2009 5.58%	Worst Quarter: 4th Quarter 2016 – 2.76%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 3.37%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (7/7/87)
Class T Shares
Return Before Taxes	2.42%	2.95%	5.33%	6.75%
Return After Taxes on Distributions	1.28%	1.61%	3.74%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.37%	1.74%	3.59%	4.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
Class A Shares
Return Before Taxes(2)	– 2.45%	1.86%	4.75%	6.54%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
6	Janus Henderson Flexible Bond Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (7/7/87)
Class C Shares
Return Before Taxes(3)	0.58%	2.10%	4.51%	6.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
Class S Shares
Return Before Taxes	2.16%	2.69%	5.09%	6.57%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
Class I Shares
Return Before Taxes	2.65%	3.09%	5.33%	6.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
Class N Shares
Return Before Taxes	2.67%	2.95%	5.33%	6.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%
Class R Shares
Return Before Taxes	2.00%	2.46%	4.83%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	4.34%	6.45%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The index is described below.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
7	Janus Henderson Flexible Bond Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Mayur Saigal is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2007.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
8	Janus Henderson Flexible Bond Fund

Fund summary

Janus Henderson Global Bond Fund
Ticker:	JGBAX	Class A Shares	JGBSX	Class S Shares	JGLNX	Class N Shares
	JGBCX	Class C Shares	JGBIX	Class I Shares	JHBTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Bond Fund seeks total return, consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.20%	0.20%	0.36%	0.21%	0.10%	0.35%
Total Annual Fund Operating Expenses(1)	1.05%	1.80%	1.21%	0.81%	0.70%	0.95%
Fee Waiver(1)	0.12%	0.12%	0.11%	0.12%	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.93%	1.68%	1.10%	0.69%	0.59%	0.84%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.59% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 577	$ 793	$ 1,027	$ 1,697
Class C Shares	$ 283	$ 566	$ 975	$ 2,116
Class S Shares	$ 123	$ 384	$ 665	$ 1,466
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
9	Janus Henderson Global Bond Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 72	$ 224	$ 390	$ 871
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 577	$ 793	$ 1,027	$ 1,697
Class C Shares	$ 183	$ 566	$ 975	$ 2,116
Class S Shares	$ 123	$ 384	$ 665	$ 1,466
Class I Shares	$ 83	$ 259	$ 450	$ 1,002
Class N Shares	$ 72	$ 224	$ 390	$ 871
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 210% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. The Fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The Fund invests in securities of issuers that are economically tied to developed and emerging market countries. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The U.S. Government debt securities in which the Fund may invest include Treasury Inflation-Protected Securities, also known as TIPS. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The Fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in commercial loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund has invested in and is expected to continue to invest in forward foreign currency exchange contracts, futures, options, and swaps (including interest rate swaps, total return swaps, and credit default swaps) for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions) and to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, to adjust its currency exposure relative to its benchmark index, and to earn income and enhance returns. In particular, the Fund may use interest rate futures to manage portfolio risk. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The Fund may also enter into short positions for hedging purposes.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
10	Janus Henderson Global Bond Fund

PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization,
11	Janus Henderson Global Bond Fund

sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 14.1% of the Fund’s investments were in emerging markets.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities. Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Inflation-Related Investment Risk.  Inflation index swaps, inflation-linked bonds (including TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
12	Janus Henderson Global Bond Fund

Exchange-Traded Funds Risk.  The Fund may invest in ETFs to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception. Class N Shares of the Fund commenced operations on October 28, 2013.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to October 28, 2013, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for
13	Janus Henderson Global Bond Fund

the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 3rd Quarter 2012 4.27%	Worst Quarter: 4th Quarter 2016 – 6.51%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 6.18%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (12/28/10)
Class I Shares
Return Before Taxes	0.20%	1.50%	2.34%
Return After Taxes on Distributions	0.20%	0.29%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.11%	0.68%	1.33%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%
Class A Shares
Return Before Taxes(2)	– 4.82%	0.27%	1.28%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%
Class C Shares
Return Before Taxes(3)	– 1.75%	0.49%	1.36%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%
14	Janus Henderson Global Bond Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (12/28/10)
Class S Shares
Return Before Taxes	– 0.08%	1.23%	2.06%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%
Class N Shares
Return Before Taxes	0.30%	1.47%	2.25%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%
Class T Shares
Return Before Taxes	0.06%	1.32%	2.16%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index (reflects no deduction for expenses, fees, or taxes)	4.27%	2.97%	3.48%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Fund also compares its performance to the Bloomberg Barclays Global Aggregate Corporate Bond Index. The indices are described below.
•	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
•	The Bloomberg Barclays Global Aggregate Corporate Bond Index is the corporate component of the Bloomberg Barclays Global Aggregate Bond Index.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
15	Janus Henderson Global Bond Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2011. Ryan Myerberg is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
16	Janus Henderson Global Bond Fund

Fund summary

Janus Henderson High-Yield Fund
Ticker:	JHYAX	Class A Shares	JDHYX	Class S Shares	JHYNX	Class N Shares	JAHYX	Class T Shares
	JDHCX	Class C Shares	JHYFX	Class I Shares	JHYRX	Class R Shares

INVESTMENT OBJECTIVES
Janus Henderson High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.18%	0.14%	0.30%	0.10%	0.05%	0.31%	0.30%
Total Annual Fund Operating Expenses	1.00%	1.71%	1.12%	0.67%	0.62%	1.38%	0.87%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 572	$ 778	$ 1,001	$ 1,641
Class C Shares	$ 274	$ 539	$ 928	$ 2,019
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 63	$ 199	$ 346	$ 774
Class R Shares	$ 140	$ 437	$ 755	$ 1,657
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

17	Janus Henderson High-Yield Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 572	$ 778	$ 1,001	$ 1,641
Class C Shares	$ 174	$ 539	$ 928	$ 2,019
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 63	$ 199	$ 346	$ 774
Class R Shares	$ 140	$ 437	$ 755	$ 1,657
Class T Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. The Fund may also invest in commercial loans, money market instruments, and foreign debt securities (which may include investments in emerging markets). Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In particular, the Fund may invest in swaps, including index credit default swaps, to increase or decrease the Fund’s exposure to a particular market.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may
18	Janus Henderson High-Yield Fund

cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  The Fund may invest without limit in higher-yielding/higher-risk bonds. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies,
19	Janus Henderson High-Yield Fund

expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 5.1% of the Fund’s investments were in emerging markets.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
20	Janus Henderson High-Yield Fund

•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.93%	Worst Quarter: 4th Quarter 2008 – 12.96%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 5.76%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/29/95)
Class T Shares
Return Before Taxes	12.82%	6.56%	6.57%	7.53%
Return After Taxes on Distributions	10.00%	3.67%	3.52%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.17%	3.84%	3.79%	4.48%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
Class A Shares
Return Before Taxes(2)	7.27%	5.38%	5.93%	7.21%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
21	Janus Henderson High-Yield Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (12/29/95)
Class C Shares
Return Before Taxes(3)	10.92%	5.68%	5.71%	6.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
Class S Shares
Return Before Taxes	12.67%	6.29%	6.30%	7.25%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
Class I Shares
Return Before Taxes	13.15%	6.73%	6.57%	7.53%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
Class N Shares
Return Before Taxes	13.10%	6.56%	6.57%	7.53%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%
Class R Shares
Return Before Taxes	12.39%	6.03%	6.02%	6.99%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for expenses, fees, or taxes)	17.13%	7.36%	7.45%	7.22%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The index is described below.
•	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
22	Janus Henderson High-Yield Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Seth Meyer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since July 2008.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
23	Janus Henderson High-Yield Fund

Fund summary

Janus Henderson Multi-Sector Income Fund
Ticker:	JMUAX	Class A Shares	JMUSX	Class S Shares	JMTNX	Class N Shares
	JMUCX	Class C Shares	JMUIX	Class I Shares	JMUTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Multi-Sector Income Fund seeks high current income with a secondary focus on capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.35%	0.35%	0.55%	0.34%	0.31%	0.55%
Total Annual Fund Operating Expenses(1)	1.20%	1.95%	1.40%	0.94%	0.91%	1.15%
Fee Waiver(1)	0.26%	0.27%	0.26%	0.27%	0.27%	0.26%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.94%	1.68%	1.14%	0.67%	0.64%	0.89%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.64% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (February 28, 2014) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.60% of the first $200 million of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
24	Janus Henderson Multi-Sector Income Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 591	$ 838	$ 1,103	$ 1,860
Class C Shares	$ 298	$ 612	$ 1,052	$ 2,275
Class S Shares	$ 143	$ 443	$ 766	$ 1,680
Class I Shares	$ 96	$ 300	$ 520	$ 1,155
Class N Shares	$ 93	$ 290	$ 504	$ 1,120
Class T Shares	$ 117	$ 365	$ 633	$ 1,398

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 591	$ 838	$ 1,103	$ 1,860
Class C Shares	$ 198	$ 612	$ 1,052	$ 2,275
Class S Shares	$ 143	$ 443	$ 766	$ 1,680
Class I Shares	$ 96	$ 300	$ 520	$ 1,155
Class N Shares	$ 93	$ 290	$ 504	$ 1,120
Class T Shares	$ 117	$ 365	$ 633	$ 1,398

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by primarily investing, under normal circumstances, in a multi-sector portfolio of U.S. and non-U.S. debt securities that the portfolio managers believe have high income potential. The portfolio managers may also consider the capital appreciation potential of certain investments. The Fund may invest up to 65% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The Fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk bonds; (iii) commercial loans; (iv) commercial and residential mortgage-backed securities; (v) asset-backed securities; (vi) convertible securities and preferred stock; and (vii) emerging market debt. The portfolio managers believe that by investing in multiple sectors that potentially have low correlation to each other, the Fund’s overall volatility may be reduced. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector will vary over time. The Fund may also invest in money market instruments, zero-coupon bonds, and equity securities that pay dividends or that the portfolio managers believe have potential for paying dividends. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use index and single-name credit default swaps, forward foreign currency exchange contracts, and interest rate futures. The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return, or manage duration. The Fund’s exposure to derivatives will vary. The Fund may also enter into short positions for hedging purposes and to enhance returns.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
25	Janus Henderson Multi-Sector Income Fund

PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in
26	Janus Henderson Multi-Sector Income Fund

a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 3.2% of the Fund’s investments were in emerging markets.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including
27	Janus Henderson Multi-Sector Income Fund

companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. In addition, to the extent that the Fund uses forward currency contracts, there is a risk that unanticipated changes in currency prices may negatively impact the Fund’s performance, among other things.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
28	Janus Henderson Multi-Sector Income Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2015 3.10%	Worst Quarter: 3rd Quarter 2015 – 0.57%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 5.77%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (2/28/14)
Class I Shares
Return Before Taxes	7.86%	4.28%
Return After Taxes on Distributions	5.49%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.41%	2.22%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%
Class A Shares
Return Before Taxes(2)	2.48%	2.20%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%
Class C Shares
Return Before Taxes(3)	5.88%	3.24%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%
Class S Shares
Return Before Taxes	7.51%	3.89%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%
Class N Shares
Return Before Taxes	7.88%	4.28%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%
Class T Shares
Return Before Taxes	7.53%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.48%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
29	Janus Henderson Multi-Sector Income Fund

The Fund’s primary benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The index is described below.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  John Kerschner, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2014. John Lloyd is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2014. Seth Meyer, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since February 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
30	Janus Henderson Multi-Sector Income Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
31	Janus Henderson Multi-Sector Income Fund

Fund summary

Janus Henderson Real Return Fund
Ticker:	JURAX	Class A Shares	JURSX	Class S Shares	JURTX	Class T Shares
	JURCX	Class C Shares	JURIX	Class I Shares

INVESTMENT OBJECTIVE
Janus Henderson Real Return Fund seeks real return consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.76%	0.77%	0.99%	0.77%	0.98%
Total Annual Fund Operating Expenses(1)	1.56%	2.32%	1.79%	1.32%	1.53%
Fee Waiver(1)	0.87%	0.89%	0.88%	0.88%	0.87%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.69%	1.43%	0.91%	0.44%	0.66%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.41% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 626	$ 944	$ 1,285	$ 2,243
Class C Shares	$ 335	$ 724	$ 1,240	$ 2,656
Class S Shares	$ 182	$ 563	$ 970	$ 2,105
Class I Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 156	$ 483	$ 834	$ 1,824

32	Janus Henderson Real Return Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 626	$ 944	$ 1,285	$ 2,243
Class C Shares	$ 235	$ 724	$ 1,240	$ 2,656
Class S Shares	$ 182	$ 563	$ 970	$ 2,105
Class I Shares	$ 134	$ 418	$ 723	$ 1,590
Class T Shares	$ 156	$ 483	$ 834	$ 1,824

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The Fund’s investments in U.S. Treasury securities may also include Treasury Inflation-Protected Securities, also known as TIPS. As utilized by the Fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
The Fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The Fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk” bonds. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, commercial and residential mortgage-backed securities, zero-coupon bonds, and agency securities. The Fund may invest in foreign debt securities.
To seek exposure to the commodities markets, the Fund may invest in commodity-linked investments such as commodity-related exchange-traded funds (“ETFs”), commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”).
The Fund’s investments in equity securities may include common stock, preferred stock, and convertible securities, all of which may include exposure to foreign markets. The Fund may invest in companies of any market capitalization. The Fund’s equity investments may also include securities of real estate-related companies, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities, such as foreign entities that have REIT characteristics.
The Fund may also invest in derivative instruments (by taking long and/or short positions) for various purposes, including hedging by shorting interest rate futures against long positions in TIPS, using inflation index swaps to hedge against unexpected changes in the rate of inflation, using interest rate swaps to hedge against changes in interest rates, using currency swaps to adjust its currency exposure, to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment, and to earn income and enhance returns.
The Fund may also use reverse repurchase agreements to generate income as part of its inflation-related strategies. Proceeds from reverse repurchase agreement transactions may be invested in other securities or instruments to attempt to increase the Fund’s investment return. The Fund may also invest in money market instruments, buy backs or dollar rolls, other securitized debt products, commercial loans, various when-issued securities, exchange-traded notes, and other investment companies.
In addition to considering economic factors such as the rate of inflation and the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
33	Janus Henderson Real Return Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  The Fund may invest up to 90% of its net assets in higher-yielding/higher-risk bonds. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy
34	Janus Henderson Real Return Fund

as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Inflation-Related Investment Risk.  Inflation index swaps, inflation-linked bonds (including TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Commodity-Linked Investments Risk.  The Fund may invest in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.
35	Janus Henderson Real Return Fund

Exchange-Traded Funds Risk.  The Fund may invest in ETFs to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements involve leverage risk, counterparty risk, and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. When the Fund invests reverse repurchase transaction proceeds, the Fund is at risk for any fluctuations in the value of securities in which the proceeds are invested. To the extent the Fund uses reverse repurchase agreements, the value of an investment in the Fund may be more volatile, and such transactions may increase the Fund’s overall investment exposure. Additionally, interest expenses related to reverse repurchase transactions could exceed the rate of return on debt obligations and other investments held by the Fund, thereby reducing returns to shareholders.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
36	Janus Henderson Real Return Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2012 5.52%	Worst Quarter: 2nd Quarter 2012 – 3.72%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 2.73%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (5/13/11)
Class I Shares
Return Before Taxes	4.75%	3.04%	1.79%
Return After Taxes on Distributions	3.09%	1.84%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.67%	1.82%	0.91%
Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for expenses, fees, or taxes)	3.14%	0.49%	0.67%
Consumer Price Index +2% (reflects no deduction for expenses, fees, or taxes)	4.07%	3.36%	3.19%
Class A Shares
Return Before Taxes(2)	– 0.50%	1.58%	0.48%
Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for expenses, fees, or taxes)	3.14%	0.49%	0.67%
Consumer Price Index +2% (reflects no deduction for expenses, fees, or taxes)	4.07%	3.36%	3.19%
Class C Shares
Return Before Taxes(3)	2.72%	2.02%	0.78%
Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for expenses, fees, or taxes)	3.14%	0.49%	0.67%
Consumer Price Index +2% (reflects no deduction for expenses, fees, or taxes)	4.07%	3.36%	3.19%
Class S Shares
Return Before Taxes	4.43%	2.77%	1.48%
Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for expenses, fees, or taxes)	3.14%	0.49%	0.67%
Consumer Price Index +2% (reflects no deduction for expenses, fees, or taxes)	4.07%	3.36%	3.19%
37	Janus Henderson Real Return Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (5/13/11)
Class T Shares
Return Before Taxes	4.64%	2.94%	1.68%
Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for expenses, fees, or taxes)	3.14%	0.49%	0.67%
Consumer Price Index +2% (reflects no deduction for expenses, fees, or taxes)	4.07%	3.36%	3.19%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays U.S. 1-5 Year TIPS Index. The Fund also compares its performance to the Consumer Price Index +2%. The indices are described below.
•	The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Bloomberg Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) measures the performance of U.S. Treasury Inflation Protected Securities (TIPS) with maturity between one and five years.
•	The Consumer Price Index +2% is a measure of the average change over time in the prices paid by urban consumers for the market basket of consumer goods and services plus 200 basis points.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Mayur Saigal is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since October 2013. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since October 2012.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
38	Janus Henderson Real Return Fund

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
39	Janus Henderson Real Return Fund

Fund summary

Janus Henderson Short-Term Bond Fund
Ticker:	JSHAX	Class A Shares	JSHSX	Class S Shares	JSHNX	Class N Shares
	JSHCX	Class C Shares	JSHIX	Class I Shares	JASBX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.09%	0.12%	0.29%	0.11%	0.04%	0.29%
Total Annual Fund Operating Expenses(1)	0.90%	1.68%	1.10%	0.67%	0.60%	0.85%
Fee Waiver(1)	0.12%	0.12%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.78%	1.56%	0.99%	0.56%	0.49%	0.74%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.49% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 340	$ 530	$ 736	$ 1,330
Class C Shares	$ 271	$ 530	$ 913	$ 1,987
Class S Shares	$ 112	$ 350	$ 606	$ 1,340
40	Janus Henderson Short-Term Bond Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 61	$ 192	$ 335	$ 750
Class T Shares	$ 87	$ 271	$ 471	$ 1,049

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 340	$ 530	$ 736	$ 1,330
Class C Shares	$ 171	$ 530	$ 913	$ 1,987
Class S Shares	$ 112	$ 350	$ 606	$ 1,340
Class I Shares	$ 68	$ 214	$ 373	$ 835
Class N Shares	$ 61	$ 192	$ 335	$ 750
Class T Shares	$ 87	$ 271	$ 471	$ 1,049

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk” bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. As of June 30, 2017, the Fund’s weighted average maturity was 2.1 years. The Fund may also invest in commercial loans, commercial and residential mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets). Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
“Effective” maturity differs from actual maturity, which may be longer. In calculating the “effective” maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.
Additionally, the Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use derivatives to manage portfolio risk or to manage the effective maturity of the securities in the Fund’s portfolio. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
41	Janus Henderson Short-Term Bond Fund

Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S.
42	Janus Henderson Short-Term Bond Fund

dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
43	Janus Henderson Short-Term Bond Fund

•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class N Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 3.18%	Worst Quarter: 2nd Quarter 2013 – 0.95%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 1.41%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class T Shares
Return Before Taxes	1.48%	1.39%	2.98%	3.97%
Return After Taxes on Distributions	0.98%	0.77%	2.08%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.84%	0.82%	1.98%	2.46%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%
Class A Shares
Return Before Taxes(2)	– 1.21%	0.83%	2.38%	3.44%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%
44	Janus Henderson Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (9/1/92)
Class C Shares
Return Before Taxes(3)	– 0.32%	0.60%	2.21%	2.96%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%
Class S Shares
Return Before Taxes	0.93%	1.20%	2.64%	3.46%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%
Class I Shares
Return Before Taxes	1.66%	1.60%	2.98%	3.87%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%
Class N Shares
Return Before Taxes	1.72%	1.39%	2.98%	3.97%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for expenses, fees, or taxes)	1.28%	0.92%	2.44%	3.99%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The index is described below.
•	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
45	Janus Henderson Short-Term Bond Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Mayur Saigal is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2007.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
46	Janus Henderson Short-Term Bond Fund

Fund summary

Janus Henderson Strategic Income Fund
Ticker:	HFAAX	Class A Shares	HFASX	Class S Shares	HFARX	Class N Shares
	HFACX	Class C Shares	HFAIX	Class I Shares	HFATX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Strategic Income Fund seeks total return through current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 88 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.21%	0.22%	0.37%	0.21%	0.15%	0.37%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.03%	1.79%	1.19%	0.78%	0.72%	0.94%
Fee Waiver(2)	0.03%	0.04%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.00%	1.75%	1.16%	0.75%	0.69%	0.91%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.64% until November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
47	Janus Henderson Strategic Income Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 575	$ 787	$ 1,017	$ 1,675
Class C Shares	$ 282	$ 563	$ 970	$ 2,105
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 575	$ 787	$ 1,017	$ 1,675
Class C Shares	$ 182	$ 563	$ 970	$ 2,105
Class S Shares	$ 121	$ 378	$ 654	$ 1,443
Class I Shares	$ 80	$ 249	$ 433	$ 966
Class N Shares	$ 74	$ 230	$ 401	$ 894
Class T Shares	$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of Henderson Strategic Income Fund (the “Predecessor Fund”) and the Fund for the fiscal period August 1, 2016 to June 30, 2017 was 112% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.
The portfolio managers use a process that combines a bottom-up approach to individual security selection rooted in thorough, independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.
In their bottom-up approach, the portfolio managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s: experience and managerial strength, debt service capability, operating outlook, sensitivity to economic conditions, current financial condition, liquidity and access to capital, asset protection, structural issues, covenant protection, and equity sponsorship.
The portfolio managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.
Sector, regional and industry allocations are evaluated within a broader economic and market context and involve: (i) evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix; (ii) evaluation of country and regional economic environment to support country allocation decisions; and (iii) analysis of industry weightings, including stability and growth of industries, cash flows and/or positive equity momentum.
48	Janus Henderson Strategic Income Fund

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.
The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended, currently up to 33 1⁄3% of its total assets, including the amount borrowed.
Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, U.S. Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements, domestic or foreign floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, loans and notes. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. The Fund has no specific range with respect to the duration of the fixed-income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.
The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The Fund is designed for long-term investors seeking an income-producing portfolio that includes debt securities and dividend-paying equity securities, such as common stocks. Common stocks tend to be more volatile than many other investment choices.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to
49	Janus Henderson Strategic Income Fund

raise rates there is a risk that the fixed income markets may experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Foreign Exposure Risk.  The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 5.4% of the Fund’s investments were in emerging markets.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be
50	Janus Henderson Strategic Income Fund

no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Sector Risk.  At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Geographic Concentration Risk.  To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or
51	Janus Henderson Strategic Income Fund

region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.
Floating Rate Loan Risk.  There may be a number of intermediate participants in floating rate loan transactions and loan agreements have specific rights and obligations, and terms and conditions. Any number of factors in an investment in floating rate loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money. For the Fund’s secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral. The Fund could be held liable as a co-lender.
Floating Rate Notes (FRNs) Risk.  The Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it more difficult for the Fund to dispose of them if the issuer defaults.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown are those of the Predecessor Fund, Henderson Strategic Income Fund. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively.
•	The performance shown for Class A Shares reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class C Shares reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class S Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
52	Janus Henderson Strategic Income Fund

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 24.81%	Worst Quarter: 4th Quarter 2008 – 24.95%

The Fund’s (and the Predecessor Fund’s) year-to-date return as of the calendar quarter ended September 30, 2017 was 4.92%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (9/30/03)
Class A Shares(1)
Return Before Taxes	0.85%	5.07%	3.03%	4.80%
Return After Taxes on Distributions	– 0.08%	3.39%	1.36%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares(2)	0.61%	3.16%	1.62%	2.98%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%
Class C Shares
Return Before Taxes(3)	4.17%	5.33%	2.73%	4.38%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%
Class S Shares
Return Before Taxes	5.79%	6.01%	3.50%	5.15%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%
53	Janus Henderson Strategic Income Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception (9/30/03)
Class I Shares
Return Before Taxes	6.20%	6.38%	3.54%	5.19%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%
Class N Shares
Return Before Taxes	6.26%	6.10%	3.54%	5.19%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%
Class T Shares
Return Before Taxes	5.92%	6.10%	3.54%	5.19%
Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deduction for expenses, fees, or taxes)	5.69%	4.51%	4.86%	4.63%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.38%	1.28%	1.71%

(1)	Fund returns calculated assuming maximum permitted sales loads.
(2)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index. The Fund also compares its performance to the 3-month USD LIBOR. The indices are described below.
•	Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index is the credit component of the Bloomberg Barclays Global Aggregate Index, which provides a broad-based measure of the global investment grade fixed income markets, hedged back into U.S. Dollars. The credit component excludes government bonds and securitized debt.
•	The 3-month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
54	Janus Henderson Strategic Income Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  John Pattullo is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since December 2008. Jenna Barnard, CFA, is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since December 2008.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
55	Janus Henderson Strategic Income Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
56	Janus Investment Fund

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Foreign Securities
Each Fund may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Janus Henderson High-Yield Fund may
57	Janus Investment Fund

invest in high-yield/high-risk bonds without limit. Janus Henderson Real Return Fund and Janus Henderson Strategic Income Fund may invest a substantial amount of their net assets in high-yield/high-risk bonds. Janus Henderson Multi-Sector Income Fund may invest up to 65% of its net assets in high-yield/high-risk bonds. To the extent the other Funds invest in high-yield/high-risk bonds, under normal circumstances, each of Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, and Janus Henderson Short-Term Bond Fund will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Leverage
Certain of a Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect.
Loans
The Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Fund’s total assets.
Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
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A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to a Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in a Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. In addition, Janus Henderson Global Bond Fund and Janus Henderson Multi-Sector Income Fund may invest up to 50% of their net assets and Janus Henderson Strategic Income Fund may invest without limit, in short positions for hedging purposes. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security
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borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Single-Name Credit Default Swaps
A Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
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TBA Commitments
A Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government Securities
The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	equity securities (such as stocks or any other security representing an ownership interest)
•	other investment companies (such as exchange-traded funds)
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	pass-through securities including commercial and residential mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Strategic Income Fund, and up to 35% of Janus Henderson Short-Term Bond Fund’s net assets)
•	zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, Janus Henderson Real Return Fund, and Janus Henderson Strategic Income Fund, and up to 10% of Janus Henderson Short-Term Bond Fund’s net assets)
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

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Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The Funds invest substantially all of their assets in fixed-income securities or income-generating securities and, to varying degrees, derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk.  The Funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
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The table below shows how the Funds differ in terms of the type and credit quality risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.
	Primary Investment Type	Credit Quality Risk
Janus Henderson Flexible Bond Fund	Corporate Bonds	Moderate
Janus Henderson Global Bond Fund	Corporate Bonds	Moderate
Janus Henderson High-Yield Fund	Corporate Bonds	Highest
Janus Henderson Multi-Sector Income Fund	Corporate Bonds	High
Janus Henderson Real Return Fund	Corporate Bonds	High
Janus Henderson Short-Term Bond Fund	Corporate Bonds	Moderate
Janus Henderson Strategic Income Fund	Corporate and Government Bonds	Moderate

Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
•	Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
•	Futures and Swaps Related to Interest Rate Risk. A Fund’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of futures and swaps related to interest rates.
•	Index Credit Default Swaps Risk. If a Fund holds a long position in an index credit default swap (“CDX”), the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
•	Single-Name Credit Default Swaps Risk. When a Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss
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of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to a Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s
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investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  Each Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a
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particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause a Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Floating Rate Notes (FRNs) Risk.  Janus Henderson Strategic Income Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for a Fund to dispose of them if the issuer defaults.
Foreign Exposure Risk.  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt
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liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Because Janus Henderson High-Yield Fund, Janus Henderson Real Return Fund, and Janus Henderson Strategic Income Fund may invest a substantial amount of their net assets in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in net asset value.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Impairment of Collateral Risk.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, Janus Henderson Strategic Income Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by a Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for a Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Fund.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment
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grade issues or comparable fixed rate securities, and may not always follow this pattern. The Funds may manage interest rate risk by varying the average-weighted effective maturity of the portfolios to reflect an analysis of interest rate trends and other factors. The Funds’ average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, swaps, options, and other derivatives to manage interest rate risk.
The table below shows how the Funds differ in terms of the type and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.
	Primary Investment Type	Interest Rate Risk
Janus Henderson Flexible Bond Fund	Corporate Bonds	Moderate
Janus Henderson Global Bond Fund	Corporate Bonds	Moderate
Janus Henderson High-Yield Fund	Corporate Bonds	Moderate
Janus Henderson Multi-Sector Income Fund	Corporate Bonds	Moderate
Janus Henderson Real Return Fund	Corporate Bonds	Low-Moderate
Janus Henderson Short-Term Bond Fund	Corporate Bonds	Low
Janus Henderson Strategic Income Fund	Corporate and Government Bonds	Low-Moderate

Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Funds may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Funds invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing a Fund’s assets in loans, may have access to material non-public information regarding the borrower, the
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ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
A Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject a Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
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Because the Funds may invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate fluctuations. The Funds’ performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the
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value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Overweighting in Certain Market Sectors Risk.  The percentage of a Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s net asset value.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.  The Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
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Sovereign Debt Risk.  A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  A Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.
Warrants and Rights Risk.  The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though such Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments for all Funds except Janus Henderson Strategic Income Fund. HIML is responsible for the day-to-day management of Janus Henderson Strategic Income Fund’s investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund. Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson Global Bond Fund on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays HIML a subadvisory fee from its investment advisory fee for managing Janus Henderson Strategic Income Fund.
The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment
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advisory fee rate is aggregated to include all investment advisory fees paid by a Fund. The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Flexible Bond Fund	First $300 Million	0.50
	Over $300 Million	0.40	0.41
Janus Henderson Global Bond Fund	First $1 Billion	0.60
	Next $1 Billion	0.55
	Over $2 Billion	0.50	0.52
Janus Henderson High-Yield Fund	First $300 Million	0.65
	Over $300 Million	0.55	0.57
Janus Henderson Multi-Sector Income Fund	First $200 Million	0.60
	Next $500 Million	0.57
	Over $700 Million	0.55	0.35
Janus Henderson Real Return Fund	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50	0.00
Janus Henderson Short-Term Bond Fund	First $300 Million	0.64
	Over $300 Million	0.54	0.45
Janus Henderson Strategic Income Fund	First $1 Billion	0.55
	Next $500 Million	0.50
	Over $1.5 Billion	0.45	0.55

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreement (as applicable) is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees
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and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Flexible Bond Fund	0.45
Janus Henderson Global Bond Fund	0.59
Janus Henderson High-Yield Fund	0.69
Janus Henderson Multi-Sector Income Fund	0.64
Janus Henderson Real Return Fund	0.41
Janus Henderson Short-Term Bond Fund	0.49
Janus Henderson Strategic Income Fund	0.64

Subadviser
Henderson Investment Management Limited (“HIML”) serves as subadviser to Janus Henderson Strategic Income Fund. HIML, 201 Bishopsgate, London UK EC2M 3AE, is a global money manager providing a full spectrum of investment products and services to institutions and individuals around the world. As subadviser, HIML provides day-to-day management of Janus Henderson Strategic Income Fund’s investment operations. HIML is an indirect, wholly-owned subsidiary of Janus Henderson Group plc.
Investment personnel
Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.
Janus Henderson Flexible Bond Fund

Co-Portfolio Managers Michael Keough, Mayur Saigal, and Darrell Watters are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Janus Henderson Flexible Bond Fund, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in January 2007 as an analyst. Mr. Keough holds a Bachelor’s degree in Business/Management from the United States Air Force Academy.
Mayur Saigal is Executive Vice President and Co-Portfolio Manager of Janus Henderson Flexible Bond Fund, which he has co-managed since December 2015. Mr. Saigal is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in July 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master of Business Administration degree from the Thunderbird School of Global Management.
Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Henderson Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.
Janus Henderson Global Bond Fund

Co-Portfolio Managers Christopher H. Diaz and Ryan Myerberg are responsible for the day-to-day management of the Fund. Mr. Diaz, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Bond Fund, which he has co-managed since May 2011. Mr. Diaz is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in May 2011. Prior to joining Janus Capital, Mr. Diaz was a portfolio manager at ING from 2000 to May 2011. Mr. Diaz holds a Bachelor’s degree in Finance from the University of South Carolina and a Master of Business Administration degree from Emory University. Mr. Diaz holds the Chartered Financial Analyst designation.
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Ryan Myerberg is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Bond Fund, which he has co-managed since December 2015. Mr. Myerberg is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2010 as a fixed-income trader. Mr. Myerberg holds a Bachelor’s degree in Foreign Affairs from the Woodrow Wilson School of Government at the University of Virginia.
Janus Henderson High-Yield Fund

Co-Portfolio Managers Seth Meyer and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Seth Meyer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson High-Yield Fund, which he has co-managed since December 2015. Mr. Meyer is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in September 2004 as a product manager covering a variety of both equity and fixed-income strategies. Mr. Meyer holds a Bachelor of Science degree in Business Administration, with a concentration in Finance, from the University of Colorado. Mr. Meyer holds the Chartered Financial Analyst designation.
Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Henderson High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.
Janus Henderson Multi-Sector Income Fund

Co-Portfolio Managers John Kerschner, John Lloyd, and Seth Meyer are responsible for the day-to-day management of the Fund. Mr. Meyer, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
John Kerschner, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Multi-Sector Income Fund, which he has co-managed since February 2014. Mr. Kerschner also performs duties as an analyst. He joined Janus Capital in December 2010. Mr. Kerschner holds a Bachelor of Science degree (cum laude) in Biology from Yale University and a Master of Business Administration degree from the Fuqua School of Finance at Duke University, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.
John Lloyd is Executive Vice President and Co-Portfolio Manager of Janus Henderson Multi-Sector Income Fund, which he has co-managed since February 2014. He also performs duties as an analyst. Mr. Lloyd joined Janus Capital as a research analyst in January 2005. Mr. Lloyd holds a Bachelor of Arts degree in Economics from the University of Michigan and a Master of Business Administration degree from the Tuck School of Business at Dartmouth College.
Seth Meyer, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Multi-Sector Income Fund, which he has co-managed since February 2014. Mr. Meyer is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. Mr. Meyer joined Janus Capital in September 2004 as a product manager covering a variety of both equity and fixed-income strategies. Mr. Meyer holds a Bachelor of Science degree in Business Administration, with a concentration in Finance, from the University of Colorado. Mr. Meyer holds the Chartered Financial Analyst designation.
Janus Henderson Real Return Fund

Co-Portfolio Managers Mayur Saigal and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Mayur Saigal is Executive Vice President and Co-Portfolio Manager of Janus Henderson Real Return Fund, which he has co-managed since October 2013. Mr. Saigal is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in July 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master of Business Administration degree from the Thunderbird School of Global Management.
Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Henderson Real Return Fund, which he has co-managed since October 2012. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.
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Janus Henderson Short-Term Bond Fund

Co-Portfolio Managers Mayur Saigal and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Mayur Saigal is Executive Vice President and Co-Portfolio Manager of Janus Henderson Short-Term Bond Fund, which he has co-managed since December 2015. Mr. Saigal is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Capital in July 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master of Business Administration degree from the Thunderbird School of Global Management.
Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Henderson Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.
Janus Henderson Strategic Income Fund

John Pattullo is Co-Head of Retail Fixed-Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Strategic Income Fund since December 2008. Mr. Pattullo joined Henderson Global Investors in 1997.
Jenna Barnard, CFA, is Co-Head of Retail Fixed-Income and Co-Portfolio Manager of the Fund. She has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Strategic Income Fund since December 2008. Ms. Barnard joined Henderson Global Investors in 2002.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and HIML each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Strategic Income Fund are normally declared and distributed monthly. Income dividends for each of the other Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Funds or their agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Funds or their agents. Distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the
79	Janus Investment Fund

excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially
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affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
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The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading”
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section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 4.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
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Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (None for defined contribution plans)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top
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100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a
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Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored
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retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
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Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Fixed-Income Funds (except Janus Henderson Short-Term Bond Fund)
Under $50,000	4.75%	4.99%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None
Janus Henderson Short-Term Bond Fund(3)
Under $50,000	2.50%	2.56%
$50,000 but under $100,000	2.25%	2.30%
$100,000 but under $250,000	2.00%	2.04%
$250,000 but under $500,000	1.50%	1.52%
$500,000 but under $1,000,000	1.00%	1.01%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
(3)	A shareholder who exchanges Shares into a Fund with a higher sales charge may be required to pay the new Fund’s initial sales charge or the difference between the Fund’s sales charge and the sales charge applicable to the new Fund.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
91	Janus Investment Fund

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A
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–	Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer
93	Janus Investment Fund

to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
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Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In
95	Janus Investment Fund

particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities,
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such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top/bottom issuers ranked by performance attribution, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top/bottom issuers may include the percentage of attribution to Fund performance, average Fund weighting, and other relevant data points.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
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Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Flexible Bond Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.63	$10.48	$10.64	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.23 (1)	0.23 (1)	0.24 (1)	0.25 (1)	0.30
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from investment operations	0.03	0.41	0.11	0.56	0.16
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.30)	(0.30)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.27)	(0.26)	(0.27)	(0.42)	(0.51)
Net asset value, end of period	$10.39	$10.63	$10.48	$10.64	$10.50
Total return	0.30%	3.97%	1.02%	5.47%	1.45%
Net assets, end of period (in thousands)	$369,125	$720,360	$785,362	$666,272	$719,932
Average net assets for the period (in thousands)	$572,984	$728,366	$678,538	$649,984	$786,291
Ratio of gross expenses to average net assets	0.84%	0.81%	0.79%	0.80%	0.75%
Ratio of net expenses to average net assets	0.84%	0.81%	0.79%	0.79%	0.75%
Ratio of net investment income/(loss) to average net assets	2.15%	2.18%	2.25%	2.38%	2.09%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson Flexible Bond Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.63	$10.48	$10.64	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.16 (1)	0.16 (1)	0.17 (1)	0.21
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from investment operations	(0.04)	0.34	0.03	0.48	0.07
Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.19)	(0.22)	(0.21)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.20)	(0.19)	(0.19)	(0.34)	(0.42)
Net asset value, end of period	$10.39	$10.63	$10.48	$10.64	$10.50
Total return	(0.38)%	3.27%	0.28%	4.68%	0.65%
Net assets, end of period (in thousands)	$284,311	$379,168	$349,070	$304,253	$432,713
Average net assets for the period (in thousands)	$343,064	$358,131	$332,035	$341,462	$470,325
Ratio of gross expenses to average net assets	1.52%	1.49%	1.53%	1.58%	1.55%
Ratio of net expenses to average net assets	1.52%	1.49%	1.53%	1.56%	1.55%
Ratio of net investment income/(loss) to average net assets	1.51%	1.50%	1.52%	1.60%	1.30%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
100	Janus Investment Fund

Janus Henderson Flexible Bond Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.63	$10.48	$10.64	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.22 (1)	0.21 (1)	0.23 (1)	0.23 (1)	0.28
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.18	(0.14)	0.32	(0.14)
Total from investment operations	0.02	0.39	0.09	0.55	0.14
Less distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.25)	(0.29)	(0.28)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.26)	(0.24)	(0.25)	(0.41)	(0.49)
Net asset value, end of period	$10.39	$10.63	$10.48	$10.64	$10.50
Total return	0.20%	3.83%	0.87%	5.31%	1.26%
Net assets, end of period (in thousands)	$48,347	$72,406	$68,701	$116,274	$75,202
Average net assets for the period (in thousands)	$60,867	$71,575	$92,884	$83,118	$78,304
Ratio of gross expenses to average net assets	0.94%	0.94%	0.94%	0.95%	0.95%
Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.95%	0.94%
Ratio of net investment income/(loss) to average net assets	2.08%	2.06%	2.18%	2.23%	1.91%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
101	Janus Investment Fund

Janus Henderson Flexible Bond Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.63	$10.48	$10.64	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.26 (1)	0.25 (1)	0.26 (1)	0.27 (1)	0.32
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.18	(0.13)	0.31	(0.14)
Total from investment operations	0.06	0.43	0.13	0.58	0.18
Less distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.29)	(0.32)	(0.32)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.30)	(0.28)	(0.29)	(0.44)	(0.53)
Net asset value, end of period	$10.39	$10.63	$10.48	$10.64	$10.50
Total return	0.59%	4.22%	1.24%	5.69%	1.66%
Net assets, end of period (in thousands)	$5,490,323	$5,552,671	$5,971,814	$3,486,670	$2,918,160
Average net assets for the period (in thousands)	$5,521,703	$5,344,122	$5,007,807	$3,017,072	$2,181,783
Ratio of gross expenses to average net assets	0.55%	0.56%	0.57%	0.62%	0.56%
Ratio of net expenses to average net assets	0.55%	0.56%	0.57%	0.59%	0.55%
Ratio of net investment income/(loss) to average net assets	2.50%	2.43%	2.46%	2.59%	2.28%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
102	Janus Investment Fund

Janus Henderson Flexible Bond Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.62	$10.47	$10.63	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.27 (1)	0.27 (1)	0.27 (1)	0.29 (1)	0.39
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.18	(0.12)	0.30	(0.19)
Total from investment operations	0.08	0.45	0.15	0.59	0.20
Less distributions:
Dividends from net investment income	(0.31)	(0.30)	(0.31)	(0.34)	(0.34)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.31)	(0.30)	(0.31)	(0.46)	(0.55)
Net asset value, end of period	$10.39	$10.62	$10.47	$10.63	$10.50
Total return	0.79%	4.35%	1.37%	5.74%	1.77%
Net assets, end of period (in thousands)	$571,544	$613,840	$638,030	$225,650	$64,760
Average net assets for the period (in thousands)	$581,190	$592,601	$467,431	$161,478	$210,599
Ratio of gross expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of net investment income/(loss) to average net assets	2.60%	2.55%	2.57%	2.78%	2.45%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
103	Janus Investment Fund

Janus Henderson Flexible Bond Fund – Class R
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.63	$10.48	$10.64	$10.50	$10.85
Income from investment operations:
Net investment income/(loss)	0.19 (1)	0.19 (1)	0.19 (1)	0.20 (1)	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.20)	0.18	(0.12)	0.32	(0.14)
Total from investment operations	(0.01)	0.37	0.07	0.52	0.12
Less distributions:
Dividends from net investment income	(0.23)	(0.22)	(0.23)	(0.26)	(0.26)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.23)	(0.22)	(0.23)	(0.38)	(0.47)
Net asset value, end of period	$10.39	$10.63	$10.48	$10.64	$10.50
Total return	(0.06)%	3.57%	0.61%	5.05%	1.02%
Net assets, end of period (in thousands)	$41,175	$49,255	$33,915	$23,049	$30,080
Average net assets for the period (in thousands)	$44,888	$41,127	$28,705	$24,473	$29,460
Ratio of gross expenses to average net assets	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of net expenses to average net assets	1.20%	1.20%	1.19%	1.20%	1.17%
Ratio of net investment income/(loss) to average net assets	1.84%	1.81%	1.84%	1.95%	1.67%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
104	Janus Investment Fund

Janus Henderson Flexible Bond Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.62	$10.47	$10.63	$10.49	$10.85
Income from investment operations:
Net investment income/(loss)	0.25 (1)	0.24 (1)	0.25 (1)	0.26 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.18	(0.13)	0.31	(0.15)
Total from investment operations	0.06	0.42	0.12	0.57	0.16
Less distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.28)	(0.31)	(0.31)
Distributions from capital gains	—	—	—	(0.12)	(0.21)
Total distributions	(0.29)	(0.27)	(0.28)	(0.43)	(0.52)
Net asset value, end of period	$10.39	$10.62	$10.47	$10.63	$10.49
Total return	0.55%	4.10%	1.12%	5.58%	1.42%
Net assets, end of period (in thousands)	$1,293,591	$1,574,950	$1,409,448	$1,135,441	$1,165,892
Average net assets for the period (in thousands)	$1,476,151	$1,482,943	$1,300,050	$1,096,557	$1,333,891
Ratio of gross expenses to average net assets	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of net expenses to average net assets	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of net investment income/(loss) to average net assets	2.35%	2.31%	2.35%	2.49%	2.16%
Portfolio turnover rate	96%	99%	124%	118%	118%

(1)	Per share amounts are calculated using the average shares outstanding method.
105	Janus Investment Fund

Janus Henderson Global Bond Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.84	$9.59	$10.61	$9.85	$10.48
Income from investment operations:
Net investment income/(loss)	0.15 (1)	0.17 (1)	0.16 (1)	0.26 (1)	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.28)	0.25	(0.68)	0.80	(0.35)
Total from investment operations	(0.13)	0.42	(0.52)	1.06	(0.08)
Less distributions and other:
Dividends from net investment income	—	(0.01)	(0.50)	(0.30)	(0.12)
Distributions from capital gains	—	—	—	—	(0.25)
Return of capital	(0.17)	(0.16)	— (2)	—	(0.18)
Total distributions and other	(0.17)	(0.17)	(0.50)	(0.30)	(0.55)
Net asset value, end of period	$9.54	$9.84	$9.59	$10.61	$9.85
Total return	(1.32)%	4.47%	(5.03)%	10.96%	(1.04)%
Net assets, end of period (in thousands)	$3,124	$14,574	$27,198	$6,247	$4,649
Average net assets for the period (in thousands)	$9,227	$18,018	$24,080	$3,737	$5,017
Ratio of gross expenses to average net assets	1.05%	1.07%	1.04%	1.02%	1.28%
Ratio of net expenses to average net assets	0.98%	1.02%	1.00%	1.02%	1.01%
Ratio of net investment income/(loss) to average net assets	1.58%	1.78%	1.57%	2.53%	2.32%
Portfolio turnover rate	210%	125%	191%	171%	182%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
106	Janus Investment Fund

Janus Henderson Global Bond Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.85	$9.60	$10.62	$9.86	$10.49
Income from investment operations:
Net investment income/(loss)	0.09 (1)	0.10 (1)	0.08 (1)	0.16 (1)	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.30)	0.25	(0.68)	0.82	(0.35)
Total from investment operations	(0.21)	0.35	(0.60)	0.98	(0.16)
Less distributions and other:
Dividends from net investment income	—	— (2)	(0.42)	(0.22)	(0.08)
Distributions from capital gains	—	—	—	—	(0.25)
Return of capital	(0.10)	(0.10)	— (2)	—	(0.14)
Total distributions and other	(0.10)	(0.10)	(0.42)	(0.22)	(0.47)
Net asset value, end of period	$9.54	$9.85	$9.60	$10.62	$9.86
Total return	(2.16)%	3.71%	(5.75)%	10.09%	(1.78)%
Net assets, end of period (in thousands)	$3,334	$5,288	$7,339	$1,325	$1,654
Average net assets for the period (in thousands)	$4,557	$6,037	$5,754	$963	$2,016
Ratio of gross expenses to average net assets	1.80%	1.79%	1.81%	1.80%	2.05%
Ratio of net expenses to average net assets	1.72%	1.74%	1.77%	1.79%	1.76%
Ratio of net investment income/(loss) to average net assets	0.93%	1.06%	0.81%	1.54%	1.58%
Portfolio turnover rate	210%	125%	191%	171%	182%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
107	Janus Investment Fund

Janus Henderson Global Bond Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.85	$9.60	$10.62	$9.87	$10.49
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.19 (1)	0.16 (1)	0.23 (1)	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	0.26	(0.69)	0.83	(0.35)
Total from investment operations	(0.15)	0.45	(0.53)	1.06	(0.09)
Less distributions and other:
Dividends from net investment income	—	(0.01)	(0.49)	(0.31)	(0.11)
Distributions from capital gains	—	—	—	—	(0.25)
Return of capital	(0.16)	(0.19)	— (2)	—	(0.17)
Total distributions and other	(0.16)	(0.20)	(0.49)	(0.31)	(0.53)
Net asset value, end of period	$9.54	$9.85	$9.60	$10.62	$9.87
Total return	(1.52)%	4.72%	(5.18)%	10.90%	(1.06)%
Net assets, end of period (in thousands)	$448	$267	$162	$418	$905
Average net assets for the period (in thousands)	$369	$173	$192	$571	$943
Ratio of gross expenses to average net assets	1.21%	1.22%	1.19%	1.25%	1.49%
Ratio of net expenses to average net assets	1.07%	0.79%	1.17%	1.06%	1.13%
Ratio of net investment income/(loss) to average net assets	1.76%	2.01%	1.60%	2.29%	2.20%
Portfolio turnover rate	210%	125%	191%	171%	182%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
108	Janus Investment Fund

Janus Henderson Global Bond Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.84	$9.58	$10.60	$9.84	$10.47
Income from investment operations:
Net investment income/(loss)	0.19 (1)	0.20 (1)	0.17 (1)	0.21 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	0.26	(0.66)	0.88	(0.37)
Total from investment operations	(0.12)	0.46	(0.49)	1.09	(0.06)
Less distributions and other:
Dividends from net investment income	—	(0.01)	(0.53)	(0.33)	(0.12)
Distributions from capital gains	—	—	—	—	(0.25)
Return of capital	(0.19)	(0.19)	— (2)	—	(0.20)
Total distributions and other	(0.19)	(0.20)	(0.53)	(0.33)	(0.57)
Net asset value, end of period	$9.53	$9.84	$9.58	$10.60	$9.84
Total return	(1.19)%	4.85%	(4.81)%	11.24%	(0.79)%
Net assets, end of period (in thousands)	$31,136	$38,506	$33,551	$2,990	$234,166
Average net assets for the period (in thousands)	$33,938	$31,348	$32,970	$77,450	$74,492
Ratio of gross expenses to average net assets	0.81%	0.80%	0.80%	0.75%	0.75%
Ratio of net expenses to average net assets	0.73%	0.75%	0.76%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets	1.94%	2.05%	1.73%	2.13%	2.27%
Portfolio turnover rate	210%	125%	191%	171%	182%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
109	Janus Investment Fund

Janus Henderson Global Bond Fund – Class N
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.83	$9.58	$10.60	$10.12
Income from investment operations:
Net investment income/(loss)(2)	0.20	0.21	0.20	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	0.25	(0.68)	0.50
Total from investment operations	(0.11)	0.46	(0.48)	0.72
Less distributions and other:
Dividends from net investment income	—	(0.01)	(0.54)	(0.24)
Distributions from capital gains	—	—	—	—
Return of capital	(0.20)	(0.20)	— (3)	—
Total distributions and other	(0.20)	(0.21)	(0.54)	(0.24)
Net asset value, end of period	$9.52	$9.83	$9.58	$10.60
Total return(4)	(1.09)%	4.84%	(4.73)%	7.22%
Net assets, end of period (in thousands)	$178,045	$208,508	$222,452	$249,350
Average net assets for the period (in thousands)	$188,871	$210,982	$245,055	$237,653
Ratio of gross expenses to average net assets(5)	0.70%	0.71%	0.70%	0.71%
Ratio of net expenses to average net assets(5)	0.62%	0.66%	0.67%	0.71%
Ratio of net investment income/(loss) to average net assets(5)	2.07%	2.14%	1.95%	3.19%
Portfolio turnover rate	210%	125%	191%	171%

(1)	Period October 28, 2013 (commencement of Class N Shares) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
110	Janus Investment Fund

Janus Henderson Global Bond Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.84	$9.59	$10.61	$9.86	$10.48
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.18 (1)	0.17 (1)	0.26 (1)	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.30)	0.25	(0.68)	0.80	(0.34)
Total from investment operations	(0.13)	0.43	(0.51)	1.06	(0.07)
Less distributions and other:
Dividends from net investment income	—	(0.01)	(0.51)	(0.31)	(0.12)
Distributions from capital gains	—	—	—	—	(0.25)
Return of capital	(0.18)	(0.17)	— (2)	—	(0.18)
Total distributions and other	(0.18)	(0.18)	(0.51)	(0.31)	(0.55)
Net asset value, end of period	$9.53	$9.84	$9.59	$10.61	$9.86
Total return	(1.32)%	4.59%	(4.96)%	10.91%	(0.91)%
Net assets, end of period (in thousands)	$5,804	$8,994	$17,880	$11,830	$6,935
Average net assets for the period (in thousands)	$7,240	$10,362	$17,663	$7,406	$4,055
Ratio of gross expenses to average net assets	0.95%	0.96%	0.96%	0.99%	1.19%
Ratio of net expenses to average net assets	0.86%	0.90%	0.92%	0.97%	0.98%
Ratio of net investment income/(loss) to average net assets	1.80%	1.89%	1.66%	2.60%	2.29%
Portfolio turnover rate	210%	125%	191%	171%	182%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
111	Janus Investment Fund

Janus Henderson High-Yield Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.55	$9.41	$9.14	$9.00
Income from investment operations:
Net investment income/(loss)	0.50 (1)	0.45 (1)	0.51 (1)	0.55 (1)	0.57
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.38)	(0.67)	0.50	0.15
Total from investment operations	0.83	0.07	(0.16)	1.05	0.72
Less distributions:
Dividends from net investment income	(0.50)	(0.45)	(0.50)	(0.55)	(0.57)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.50)	(0.45)	(0.70)	(0.78)	(0.58)
Net asset value, end of period	$8.50	$8.17	$8.55	$9.41	$9.14
Total return	10.32%	0.94%	(1.61)%	11.93%	8.12%
Net assets, end of period (in thousands)	$39,747	$152,449	$185,912	$352,140	$321,554
Average net assets for the period (in thousands)	$59,850	$147,155	$263,855	$338,923	$298,736
Ratio of gross expenses to average net assets	1.00%	0.98%	0.98%	1.01%	0.97%
Ratio of net expenses to average net assets	1.00%	0.98%	0.98%	1.01%	0.97%
Ratio of net investment income/(loss) to average net assets	5.86%	5.46%	5.69%	5.93%	6.10%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
112	Janus Investment Fund

Janus Henderson High-Yield Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.56	$9.41	$9.14	$9.00
Income from investment operations:
Net investment income/(loss)	0.44 (1)	0.39 (1)	0.44 (1)	0.48 (1)	0.50
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.38)	(0.65)	0.51	0.15
Total from investment operations	0.77	0.01	(0.21)	0.99	0.65
Less distributions:
Dividends from net investment income	(0.44)	(0.40)	(0.44)	(0.49)	(0.50)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.44)	(0.40)	(0.64)	(0.72)	(0.51)
Net asset value, end of period	$8.50	$8.17	$8.56	$9.41	$9.14
Total return	9.57%	0.18%	(2.20)%	11.13%	7.31%
Net assets, end of period (in thousands)	$43,169	$49,861	$61,023	$76,294	$79,726
Average net assets for the period (in thousands)	$46,514	$53,472	$68,654	$77,004	$84,174
Ratio of gross expenses to average net assets	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of net expenses to average net assets	1.68%	1.62%	1.70%	1.73%	1.72%
Ratio of net investment income/(loss) to average net assets	5.19%	4.83%	4.96%	5.21%	5.36%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
113	Janus Investment Fund

Janus Henderson High-Yield Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.19	$8.57	$9.43	$9.16	$9.02
Income from investment operations:
Net investment income/(loss)	0.49 (1)	0.44 (1)	0.49 (1)	0.54 (1)	0.56
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.38)	(0.66)	0.51	0.15
Total from investment operations	0.81	0.06	(0.17)	1.05	0.71
Less distributions:
Dividends from net investment income	(0.49)	(0.44)	(0.49)	(0.55)	(0.56)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.49)	(0.44)	(0.69)	(0.78)	(0.57)
Net asset value, end of period	$8.51	$8.19	$8.57	$9.43	$9.16
Total return	10.05%	0.83%	(1.73)%	11.80%	7.95%
Net assets, end of period (in thousands)	$1,702	$1,761	$2,785	$5,045	$6,901
Average net assets for the period (in thousands)	$1,801	$2,311	$4,219	$6,694	$6,893
Ratio of gross expenses to average net assets	1.12%	1.13%	1.12%	1.12%	1.12%
Ratio of net expenses to average net assets	1.11%	1.11%	1.12%	1.11%	1.12%
Ratio of net investment income/(loss) to average net assets	5.76%	5.33%	5.54%	5.83%	5.96%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
114	Janus Investment Fund

Janus Henderson High-Yield Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.56	$9.42	$9.15	$9.01
Income from investment operations:
Net investment income/(loss)	0.53 (1)	0.47 (1)	0.53 (1)	0.58 (1)	0.60
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.39)	(0.66)	0.50	0.15
Total from investment operations	0.85	0.08	(0.13)	1.08	0.75
Less distributions:
Dividends from net investment income	(0.52)	(0.47)	(0.53)	(0.58)	(0.60)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.52)	(0.47)	(0.73)	(0.81)	(0.61)
Net asset value, end of period	$8.50	$8.17	$8.56	$9.42	$9.15
Total return	10.67%	1.10%	(1.32)%	12.25%	8.43%
Net assets, end of period (in thousands)	$766,952	$317,634	$281,687	$478,576	$236,426
Average net assets for the period (in thousands)	$535,202	$249,522	$311,969	$396,882	$285,515
Ratio of gross expenses to average net assets	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of net expenses to average net assets	0.68%	0.70%	0.70%	0.72%	0.68%
Ratio of net investment income/(loss) to average net assets	6.23%	5.76%	5.96%	6.22%	6.38%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
115	Janus Investment Fund

Janus Henderson High-Yield Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.56	$9.41	$9.14	$9.01
Income from investment operations:
Net investment income/(loss)	0.53 (1)	0.48 (1)	0.53 (1)	0.58 (1)	0.60
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.39)	(0.64)	0.51	0.14
Total from investment operations	0.86	0.09	(0.11)	1.09	0.74
Less distributions:
Dividends from net investment income	(0.53)	(0.48)	(0.54)	(0.59)	(0.60)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.53)	(0.48)	(0.74)	(0.82)	(0.61)
Net asset value, end of period	$8.50	$8.17	$8.56	$9.41	$9.14
Total return	10.73%	1.18%	(1.14)%	12.37%	8.38%
Net assets, end of period (in thousands)	$30,455	$21,259	$14,751	$19,353	$6,738
Average net assets for the period (in thousands)	$27,197	$17,347	$9,715	$9,055	$8,788
Ratio of gross expenses to average net assets	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of net expenses to average net assets	0.62%	0.63%	0.61%	0.62%	0.61%
Ratio of net investment income/(loss) to average net assets	6.27%	5.85%	5.99%	6.29%	6.47%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
116	Janus Investment Fund

Janus Henderson High-Yield Fund – Class R
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.55	$9.41	$9.14	$9.00
Income from investment operations:
Net investment income/(loss)	0.46 (1)	0.41 (1)	0.47 (1)	0.52 (1)	0.53
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.38)	(0.66)	0.50	0.15
Total from investment operations	0.78	0.03	(0.19)	1.02	0.68
Less distributions:
Dividends from net investment income	(0.46)	(0.41)	(0.47)	(0.52)	(0.53)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.46)	(0.41)	(0.67)	(0.75)	(0.54)
Net asset value, end of period	$8.49	$8.17	$8.55	$9.41	$9.14
Total return	9.77%	0.54%	(2.00)%	11.52%	7.68%
Net assets, end of period (in thousands)	$1,447	$1,413	$1,631	$1,918	$1,666
Average net assets for the period (in thousands)	$1,457	$1,555	$1,644	$1,899	$1,459
Ratio of gross expenses to average net assets	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of net expenses to average net assets	1.38%	1.38%	1.37%	1.37%	1.37%
Ratio of net investment income/(loss) to average net assets	5.49%	5.07%	5.28%	5.58%	5.67%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
117	Janus Investment Fund

Janus Henderson High-Yield Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.17	$8.56	$9.41	$9.14	$9.00
Income from investment operations:
Net investment income/(loss)	0.51 (1)	0.46 (1)	0.51 (1)	0.57 (1)	0.58
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.39)	(0.64)	0.50	0.15
Total from investment operations	0.84	0.07	(0.13)	1.07	0.73
Less distributions:
Dividends from net investment income	(0.51)	(0.46)	(0.52)	(0.57)	(0.58)
Distributions from capital gains	—	—	(0.20)	(0.23)	(0.01)
Total distributions	(0.51)	(0.46)	(0.72)	(0.80)	(0.59)
Net asset value, end of period	$8.50	$8.17	$8.56	$9.41	$9.14
Total return	10.47%	0.94%	(1.38)%	12.09%	8.23%
Net assets, end of period (in thousands)	$821,650	$1,193,347	$1,218,907	$1,466,998	$1,310,580
Average net assets for the period (in thousands)	$1,017,073	$1,172,930	$1,305,785	$1,378,198	$1,401,785
Ratio of gross expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net expenses to average net assets	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of net investment income/(loss) to average net assets	6.00%	5.59%	5.79%	6.07%	6.21%
Portfolio turnover rate	102%	66%	71%	67%	93%

(1)	Per share amounts are calculated using the average shares outstanding method.
118	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class A
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.72	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.45	0.39	0.41	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.19	(0.09) (3)	(0.19)	0.14
Total from investment operations	0.64	0.30	0.22	0.27
Less distributions and other:
Dividends from net investment income	(0.51)	(0.41)	(0.48)	(0.13)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.53)	(0.42)	(0.52)	(0.13)
Net asset value, end of period	$9.83	$9.72	$9.84	$10.14
Total return(4)	6.78%	3.14%	2.19%	2.73%
Net assets, end of period (in thousands)	$8,412	$10,240	$2,222	$1,762
Average net assets for the period (in thousands)	$10,263	$5,892	$1,977	$1,676
Ratio of gross expenses to average net assets(5)	1.20%	1.52%	2.29%	6.12%
Ratio of net expenses to average net assets(5)	0.96%	1.00%	0.99%	1.00%
Ratio of net investment income/(loss) to average net assets(5)	4.60%	4.12%	4.16%	3.89%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
119	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class C
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.72	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.38	0.33	0.34	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.20	(0.10) (3)	(0.20)	0.14
Total from investment operations	0.58	0.23	0.14	0.25
Less distributions and other:
Dividends from net investment income	(0.44)	(0.34)	(0.40)	(0.11)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.46)	(0.35)	(0.44)	(0.11)
Net asset value, end of period	$9.84	$9.72	$9.84	$10.14
Total return(4)	6.11%	2.46%	1.44%	2.48%
Net assets, end of period (in thousands)	$5,056	$3,844	$1,972	$1,798
Average net assets for the period (in thousands)	$4,598	$2,921	$1,879	$1,685
Ratio of gross expenses to average net assets(5)	1.94%	2.26%	3.04%	6.87%
Ratio of net expenses to average net assets(5)	1.69%	1.69%	1.74%	1.75%
Ratio of net investment income/(loss) to average net assets(5)	3.93%	3.46%	3.40%	3.14%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
120	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class S
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.72	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.44	0.41	0.39	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.21	(0.10) (3)	(0.20)	0.14
Total from investment operations	0.65	0.31	0.19	0.26
Less distributions and other:
Dividends from net investment income	(0.51)	(0.42)	(0.45)	(0.12)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.53)	(0.43)	(0.49)	(0.12)
Net asset value, end of period	$9.84	$9.72	$9.84	$10.14
Total return(4)	6.82%	3.26%	1.96%	2.65%
Net assets, end of period (in thousands)	$1,115	$1,909	$1,809	$1,801
Average net assets for the period (in thousands)	$1,703	$1,809	$1,811	$1,699
Ratio of gross expenses to average net assets(5)	1.40%	1.80%	2.52%	6.35%
Ratio of net expenses to average net assets(5)	1.02%	0.90%	1.22%	1.25%
Ratio of net investment income/(loss) to average net assets(5)	4.51%	4.26%	3.92%	3.65%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
121	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class I
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.72	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.49	0.41	0.44	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.18	(0.08) (3)	(0.20)	0.14
Total from investment operations	0.67	0.33	0.24	0.28
Less distributions and other:
Dividends from net investment income	(0.54)	(0.44)	(0.50)	(0.14)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.56)	(0.45)	(0.54)	(0.14)
Net asset value, end of period	$9.83	$9.72	$9.84	$10.14
Total return(4)	7.06%	3.48%	2.47%	2.81%
Net assets, end of period (in thousands)	$63,716	$29,216	$1,805	$1,763
Average net assets for the period (in thousands)	$38,892	$6,816	$1,777	$1,677
Ratio of gross expenses to average net assets(5)	0.94%	1.03%	2.02%	5.86%
Ratio of net expenses to average net assets(5)	0.69%	0.68%	0.72%	0.74%
Ratio of net investment income/(loss) to average net assets(5)	5.00%	4.40%	4.41%	4.15%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
122	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class N
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.72	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.48	0.43	0.44	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.20	(0.10) (3)	(0.20)	0.14
Total from investment operations	0.68	0.33	0.24	0.28
Less distributions and other:
Dividends from net investment income	(0.54)	(0.44)	(0.50)	(0.14)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.56)	(0.45)	(0.54)	(0.14)
Net asset value, end of period	$9.84	$9.72	$9.84	$10.14
Total return(4)	7.21%	3.49%	2.47%	2.82%
Net assets, end of period (in thousands)	$1,553	$2,694	$2,031	$1,763
Average net assets for the period (in thousands)	$2,474	$2,336	$1,957	$1,677
Ratio of gross expenses to average net assets(5)	0.90%	1.28%	2.02%	5.85%
Ratio of net expenses to average net assets(5)	0.65%	0.67%	0.72%	0.74%
Ratio of net investment income/(loss) to average net assets(5)	4.90%	4.48%	4.42%	4.15%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
123	Janus Investment Fund

Janus Henderson Multi-Sector Income Fund – Class T
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.71	$9.84	$10.14	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.47	0.40	0.42	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.19	(0.10) (3)	(0.20)	0.14
Total from investment operations	0.66	0.30	0.22	0.27
Less distributions and other:
Dividends from net investment income	(0.52)	(0.42)	(0.48)	(0.13)
Distributions from capital gains	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions and other	(0.54)	(0.43)	(0.52)	(0.13)
Net asset value, end of period	$9.83	$9.71	$9.84	$10.14
Total return(4)	6.97%	3.21%	2.21%	2.73%
Net assets, end of period (in thousands)	$17,117	$6,676	$4,384	$1,831
Average net assets for the period (in thousands)	$10,244	$10,779	$2,607	$1,716
Ratio of gross expenses to average net assets(5)	1.15%	1.55%	2.26%	6.10%
Ratio of net expenses to average net assets(5)	0.88%	0.88%	0.97%	1.00%
Ratio of net investment income/(loss) to average net assets(5)	4.84%	4.24%	4.20%	3.89%
Portfolio turnover rate	139%	76%	132%	74%

(1)	Period February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
124	Janus Investment Fund

Janus Henderson Real Return Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.52	$9.59	$9.94	$9.64	$9.55
Income from investment operations:
Net investment income/(loss)	0.33 (2)	0.31 (2)	0.35 (2)	0.26 (2)	0.17
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	(0.07)	(0.33)	0.29	0.07
Total from investment operations	0.31	0.24	0.02	0.55	0.24
Less distributions and other:
Dividends from net investment income	(0.33)	(0.31)	(0.37)	(0.25)	(0.09)
Distributions from capital gains	—	—	—	—	—
Return of capital	— (3)	— (3)	—	—	(0.06)
Total distributions and other	(0.33)	(0.31)	(0.37)	(0.25)	(0.15)
Net asset value, end of period	$9.50	$9.52	$9.59	$9.94	$9.64
Total return	3.29%	2.60%	0.18%	5.81%	2.48%
Net assets, end of period (in thousands)	$2,382	$5,199	$2,252	$2,677	$2,054
Average net assets for the period (in thousands)	$3,418	$3,811	$2,372	$2,280	$3,351
Ratio of gross expenses to average net assets	1.56%	1.76%	1.96%	2.15%	2.71%
Ratio of net expenses to average net assets	0.74%	0.75%	0.84%	1.01%	1.15%
Ratio of net investment income/(loss) to average net assets	3.47%	3.31%	3.65%	2.63%	0.60%
Portfolio turnover rate	34%	57%	86%	91%	112% (4)

(1)	The Fund consolidated the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. for financial statement purposes from May 13, 2011 (Fund inception date) through October 15, 2012.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
125	Janus Investment Fund

Janus Henderson Real Return Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.48	$9.55	$9.89	$9.59	$9.48
Income from investment operations:
Net investment income/(loss)	0.26 (2)	0.24 (2)	0.28 (2)	0.18 (2)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	(0.07)	(0.33)	0.30	0.26
Total from investment operations	0.23	0.17	(0.05)	0.48	0.16
Less distributions and other:
Dividends from net investment income	(0.26)	(0.24)	(0.29)	(0.18)	(0.03)
Distributions from capital gains	—	—	—	—	—
Return of capital	— (3)	— (3)	—	—	(0.02)
Total distributions and other	(0.26)	(0.24)	(0.29)	(0.18)	(0.05)
Net asset value, end of period	$9.45	$9.48	$9.55	$9.89	$9.59
Total return	2.42%	1.87%	(0.48)%	5.04%	1.64%
Net assets, end of period (in thousands)	$2,386	$2,905	$2,023	$2,077	$1,978
Average net assets for the period (in thousands)	$2,648	$2,308	$2,022	$2,024	$3,182
Ratio of gross expenses to average net assets	2.31%	2.46%	2.72%	2.90%	3.52%
Ratio of net expenses to average net assets	1.47%	1.46%	1.58%	1.76%	1.90%
Ratio of net investment income/(loss) to average net assets	2.70%	2.58%	2.91%	1.84%	(0.16)%
Portfolio turnover rate	34%	57%	86%	91%	112% (4)

(1)	The Fund consolidated the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. for financial statement purposes from May 13, 2011 (Fund inception date) through October 15, 2012.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
126	Janus Investment Fund

Janus Henderson Real Return Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.54	$9.61	$9.96	$9.65	$9.53
Income from investment operations:
Net investment income/(loss)	0.32 (2)	0.33 (2)	0.33 (2)	0.24 (2)	0.13
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	(0.07)	(0.34)	0.31	0.11
Total from investment operations	0.30	0.26	(0.01)	0.55	0.24
Less distributions and other:
Dividends from net investment income	(0.32)	(0.33)	(0.34)	(0.24)	(0.08)
Distributions from capital gains	—	—	—	—	—
Return of capital	— (3)	— (3)	—	—	(0.04)
Total distributions and other	(0.32)	(0.33)	(0.34)	(0.24)	(0.12)
Net asset value, end of period	$9.52	$9.54	$9.61	$9.96	$9.65
Total return	3.20%	2.79%	(0.05)%	5.77%	2.51%
Net assets, end of period (in thousands)	$693	$868	$821	$2,097	$1,984
Average net assets for the period (in thousands)	$735	$824	$957	$2,042	$3,207
Ratio of gross expenses to average net assets	1.79%	2.00%	2.15%	2.37%	2.70%
Ratio of net expenses to average net assets	0.82%	0.56%	1.08%	1.14%	1.19%
Ratio of net investment income/(loss) to average net assets	3.36%	3.48%	3.32%	2.47%	0.56%
Portfolio turnover rate	34%	57%	86%	91%	112% (4)

(1)	The Fund consolidated the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. for financial statement purposes from May 13, 2011 (Fund inception date) through October 15, 2012.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
127	Janus Investment Fund

Janus Henderson Real Return Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.47	$9.54	$9.89	$9.59	$9.57
Income from investment operations:
Net investment income/(loss)	0.35 (2)	0.33 (2)	0.38 (2)	0.28 (2)	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	(0.07)	(0.34)	0.30	— (3)
Total from investment operations	0.33	0.26	0.04	0.58	0.27
Less distributions and other:
Dividends from net investment income	(0.35)	(0.33)	(0.39)	(0.28)	(0.16)
Distributions from capital gains	—	—	—	—	—
Return of capital	— (3)	— (3)	—	—	(0.09)
Total distributions and other	(0.35)	(0.33)	(0.39)	(0.28)	(0.25)
Net asset value, end of period	$9.45	$9.47	$9.54	$9.89	$9.59
Total return	3.55%	2.85%	0.42%	6.08%	2.77%
Net assets, end of period (in thousands)	$2,438	$3,140	$2,251	$2,302	$2,195
Average net assets for the period (in thousands)	$2,440	$2,492	$2,257	$2,241	$3,457
Ratio of gross expenses to average net assets	1.32%	1.51%	1.71%	1.88%	2.47%
Ratio of net expenses to average net assets	0.48%	0.49%	0.57%	0.77%	0.90%
Ratio of net investment income/(loss) to average net assets	3.69%	3.56%	3.91%	2.84%	0.89%
Portfolio turnover rate	34%	57%	86%	91%	112% (4)

(1)	The Fund consolidated the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. for financial statement purposes from May 13, 2011 (Fund inception date) through October 15, 2012.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
128	Janus Investment Fund

Janus Henderson Real Return Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013 (1)
Net asset value, beginning of period	$9.50	$9.57	$9.92	$9.61	$9.55
Income from investment operations:
Net investment income/(loss)	0.34 (2)	0.33 (2)	0.36 (2)	0.27 (2)	0.22
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	(0.06)	(0.34)	0.30	0.04
Total from investment operations	0.32	0.27	0.02	0.57	0.26
Less distributions and other:
Dividends from net investment income	(0.34)	(0.34)	(0.37)	(0.26)	(0.13)
Distributions from capital gains	—	—	—	—	—
Return of capital	— (3)	— (3)	—	—	(0.07)
Total distributions and other	(0.34)	(0.34)	(0.37)	(0.26)	(0.20)
Net asset value, end of period	$9.48	$9.50	$9.57	$9.92	$9.61
Total return	3.41%	2.85%	0.18%	6.01%	2.76%
Net assets, end of period (in thousands)	$2,685	$3,600	$2,765	$2,603	$2,028
Average net assets for the period (in thousands)	$2,876	$2,943	$2,638	$2,694	$3,323
Ratio of gross expenses to average net assets	1.53%	1.75%	1.97%	2.16%	2.48%
Ratio of net expenses to average net assets	0.61%	0.51%	0.82%	0.92%	0.94%
Ratio of net investment income/(loss) to average net assets	3.56%	3.54%	3.67%	2.70%	0.83%
Portfolio turnover rate	34%	57%	86%	91%	112% (4)

(1)	The Fund consolidated the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. for financial statement purposes from May 13, 2011 (Fund inception date) through October 15, 2012.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
129	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.04	$3.04	$3.07	$3.05	$3.08
Income from investment operations:
Net investment income/(loss)	0.04 (1)	0.03 (1)	0.04 (1)	0.04 (1)	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	— (2)	(0.03)	0.03	(0.01)
Total from investment operations	0.02	0.03	0.01	0.07	0.04
Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.04)	(0.03)	(0.04)	(0.05)	(0.07)
Net asset value, end of period	$3.02	$3.04	$3.04	$3.07	$3.05
Total return	0.59%	1.07%	0.35%	2.33%	1.24%
Net assets, end of period (in thousands)	$82,707	$140,541	$155,365	$171,464	$153,132
Average net assets for the period (in thousands)	$118,037	$149,362	$169,622	$164,880	$192,733
Ratio of gross expenses to average net assets	0.90%	0.90%	0.90%	0.85%	1.07%
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.77%	0.81%
Ratio of net investment income/(loss) to average net assets	1.18%	1.06%	1.21%	1.41%	1.49%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
130	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.04	$3.03	$3.07	$3.05	$3.08
Income from investment operations:
Net investment income/(loss)	0.01 (1)	0.01 (1)	0.01 (1)	0.02 (1)	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from investment operations	(0.01)	0.02	(0.03)	0.05	0.01
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.01)	(0.01)	(0.01)	(0.03)	(0.04)
Net asset value, end of period	$3.02	$3.04	$3.03	$3.07	$3.05
Total return	(0.17)%	0.71%	(0.75)%	1.52%	0.46%
Net assets, end of period (in thousands)	$40,512	$54,355	$54,465	$68,852	$78,276
Average net assets for the period (in thousands)	$48,661	$54,760	$61,751	$74,487	$78,430
Ratio of gross expenses to average net assets	1.66%	1.58%	1.67%	1.68%	1.69%
Ratio of net expenses to average net assets	1.56%	1.48%	1.57%	1.56%	1.55%
Ratio of net investment income/(loss) to average net assets	0.45%	0.37%	0.44%	0.60%	0.74%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
131	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.04	$3.03	$3.07	$3.05	$3.08
Income from investment operations:
Net investment income/(loss)	0.03 (1)	0.03 (1)	0.03 (1)	0.04 (1)	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.01	(0.04)	0.03	(0.01)
Total from investment operations	0.01	0.04	(0.01)	0.07	0.03
Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.04)	(0.04)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.03)	(0.03)	(0.03)	(0.05)	(0.06)
Net asset value, end of period	$3.02	$3.04	$3.03	$3.07	$3.05
Total return	0.42%	1.34%	(0.17)%	2.15%	1.03%
Net assets, end of period (in thousands)	$2,228	$2,736	$2,609	$3,863	$5,149
Average net assets for the period (in thousands)	$2,506	$2,708	$3,366	$4,353	$5,117
Ratio of gross expenses to average net assets	1.10%	1.08%	1.09%	1.08%	1.09%
Ratio of net expenses to average net assets	0.97%	0.86%	0.99%	0.96%	0.99%
Ratio of net investment income/(loss) to average net assets	1.04%	0.99%	1.02%	1.20%	1.29%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
132	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.04	$3.04	$3.07	$3.05	$3.08
Income from investment operations:
Net investment income/(loss)	0.04 (1)	0.04 (1)	0.04 (1)	0.05 (1)	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	— (2)	(0.03)	0.03	(0.01)
Total from investment operations	0.02	0.04	0.01	0.08	0.04
Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net asset value, end of period	$3.02	$3.04	$3.04	$3.07	$3.05
Total return	0.82%	1.32%	0.60%	2.54%	1.48%
Net assets, end of period (in thousands)	$554,512	$524,171	$446,894	$391,360	$315,482
Average net assets for the period (in thousands)	$516,841	$496,267	$450,223	$356,795	$307,611
Ratio of gross expenses to average net assets	0.67%	0.65%	0.65%	0.66%	0.66%
Ratio of net expenses to average net assets	0.57%	0.54%	0.55%	0.56%	0.55%
Ratio of net investment income/(loss) to average net assets	1.45%	1.31%	1.46%	1.60%	1.73%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
133	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.04	$3.04	$3.07	$3.05	$3.08
Income from investment operations:
Net investment income/(loss)	0.05 (1)	0.04 (1)	0.05 (1)	0.05 (1)	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	— (2)	(0.03)	0.03	(0.01)
Total from investment operations	0.03	0.04	0.02	0.08	0.04
Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.05)	(0.04)	(0.05)	(0.06)	(0.07)
Net asset value, end of period	$3.02	$3.04	$3.04	$3.07	$3.05
Total return	0.89%	1.37%	0.66%	2.59%	1.48%
Net assets, end of period (in thousands)	$28,393	$35,702	$38,345	$35,680	$37,619
Average net assets for the period (in thousands)	$33,131	$36,943	$38,577	$43,206	$37,659
Ratio of gross expenses to average net assets	0.60%	0.59%	0.59%	0.59%	0.60%
Ratio of net expenses to average net assets	0.50%	0.49%	0.49%	0.51%	0.55%
Ratio of net investment income/(loss) to average net assets	1.50%	1.36%	1.52%	1.60%	1.74%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
134	Janus Investment Fund

Janus Henderson Short-Term Bond Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.05	$3.04	$3.08	$3.05	$3.09
Income from investment operations:
Net investment income/(loss)	0.04 (1)	0.03 (1)	0.04 (1)	0.04 (1)	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.01	(0.04)	0.04	(0.02)
Total from investment operations	0.02	0.04	—	0.08	0.03
Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions from capital gains	—	—	— (2)	(0.01)	(0.02)
Total distributions	(0.04)	(0.03)	(0.04)	(0.05)	(0.07)
Net asset value, end of period	$3.03	$3.05	$3.04	$3.08	$3.05
Total return	0.65%	1.46%	0.08%	2.67%	0.90%
Net assets, end of period (in thousands)	$1,160,964	$1,509,507	$1,743,219	$2,123,511	$2,209,497
Average net assets for the period (in thousands)	$1,347,246	$1,604,829	$1,940,826	$2,130,299	$2,200,413
Ratio of gross expenses to average net assets	0.85%	0.84%	0.84%	0.84%	0.85%
Ratio of net expenses to average net assets	0.74%	0.73%	0.74%	0.76%	0.80%
Ratio of net investment income/(loss) to average net assets	1.26%	1.12%	1.27%	1.37%	1.49%
Portfolio turnover rate	82%	78%	84%	78%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
135	Janus Investment Fund

Janus Henderson Strategic Income Fund – Class A
	Period ended June 30 2017(1)	Years or Period ended July 31				Year ended December 31 2012
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$9.34	$9.09	$9.13	$8.93	$9.12	$8.39
Income from investment operations:
Net investment income/(loss)(3)	0.26	0.25	0.32	0.46	0.23	0.40
Net gain/(loss) on investments (both realized and unrealized)	0.11	0.24	0.01	0.20	(0.19)	0.73
Total from investment operations	0.37	0.49	0.33	0.66	0.04	1.13
Less distributions and other:
Dividends from net investment income	(0.12)	(0.24)	(0.37)	(0.46)	(0.23)	(0.40)
Distributions from capital gains	—	—	—	—	—	—
Return of capital	(0.13)	—	—	—	—	—
Total distributions and other	(0.25)	(0.24)	(0.37)	(0.46)	(0.23)	(0.40)
Net asset value, end of period	$9.46	$9.34	$9.09	$9.13	$8.93	$9.12
Total return(4)	3.99%	5.46%	3.71%	7.56%	0.39%	13.75%
Net assets, end of period (in thousands)	$43,047	$66,863	$28,200	$11,522	$15,656	$17,596
Average net assets for the period (in thousands)	$60,131	$47,477	$20,111	$12,645	$17,450	$16,030
Ratio of gross expenses to average net assets(5)	1.01%	1.04% (6)	1.15%	1.36%	1.44%	1.34%
Ratio of net expenses to average net assets(5)	1.01%	1.04% (6)	1.09%	1.10%	1.10%	1.10%
Ratio of net investment income/(loss) to average net assets(5)	2.99%	2.72% (7)	3.52%	5.02%	4.36%	4.51%
Portfolio turnover rate	112%	110%	54%	84%	50%	47%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(7)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
136	Janus Investment Fund

Janus Henderson Strategic Income Fund – Class C
	Period ended June 30 2017(1)	Years or Period ended July 31				Year ended December 31 2012
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$9.29	$9.04	$9.09	$8.89	$9.08	$8.35
Income from investment operations:
Net investment income/(loss)(3)	0.19	0.18	0.26	0.39	0.19	0.33
Net gain/(loss) on investments (both realized and unrealized)(3)	0.11	0.24	— (4)	0.20	(0.20)	0.73
Total from investment operations	0.30	0.42	0.26	0.59	(0.01)	1.06
Less distributions and other:
Dividends from net investment income	(0.08)	(0.17)	(0.31)	(0.39)	(0.18)	(0.33)
Distributions from capital gains	—	—	—	—	—	—
Return of capital	(0.10)	—	—	—	—	—
Total distributions and other	(0.18)	(0.17)	(0.31)	(0.39)	(0.18)	(0.33)
Net asset value, end of period	$9.41	$9.29	$9.04	$9.09	$8.89	$9.08
Total return(5)	3.31%	4.70%	2.84%	6.78%	(0.06)%	12.95%
Net assets, end of period (in thousands)	$39,923	$50,531	$30,034	$17,744	$19,483	$22,328
Average net assets for the period (in thousands)	$46,079	$40,443	$25,216	$17,512	$21,665	$22,229
Ratio of gross expenses to average net assets(6)	1.77%	1.80% (7)	1.92%	2.12%	2.20%	2.11%
Ratio of net expenses to average net assets(6)	1.77%	1.80% (7)	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income/(loss) to average net assets(6)	2.22%	1.98% (8)	2.84%	4.27%	3.62%	3.77%
Portfolio turnover rate	112%	110%	54%	84%	50%	47%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Less than $0.005 per share.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(8)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
137	Janus Investment Fund

Janus Henderson Strategic Income Fund – Class S
Period ended June 30 2017(1)
Net asset value, beginning of period	$9.49
Income from investment operations:
Net investment income/(loss)(2)	— (3)
Net gain/(loss) on investments (both realized and unrealized)	(0.01) (4)
Total from investment operations	(0.01)
Less distributions and other:
Dividends from net investment income	(0.01)
Distributions from capital gains	—
Return of capital	(0.02)
Total distributions and other	(0.03)
Net asset value, end of period	$9.45
Total return(5)	(0.11)%
Net assets, end of period (in thousands)	$50
Average net assets for the period (in thousands)	$50
Ratio of gross expenses to average net assets(6)	1.22%
Ratio of net expenses to average net assets(6)	1.22%
Ratio of net investment income/(loss) to average net assets(6)	(0.55)%
Portfolio turnover rate	112%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
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Janus Henderson Strategic Income Fund – Class I
	Period ended June 30 2017(1)	Years or Period ended July 31				Period ended December 31 2012
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$9.31	$9.06	$9.11	$8.91	$9.10	$8.37
Income from investment operations:
Net investment income/(loss)(3)	0.27	0.27	0.34	0.48	0.24	0.42
Net gain/(loss) on investments (both realized and unrealized)	0.12	0.23	0.01	0.21	(0.19)	0.73
Total from investment operations	0.39	0.50	0.35	0.69	0.05	1.15
Less distributions and other:
Dividends from net investment income	(0.12)	(0.25)	(0.40)	(0.49)	(0.24)	(0.42)
Distributions from capital gains	—	—	—	—	—	—
Return of capital	(0.15)	—	—	—	—	—
Total distributions and other	(0.27)	(0.25)	(0.40)	(0.49)	(0.24)	(0.42)
Net asset value, end of period	$9.43	$9.31	$9.06	$9.11	$8.91	$9.10
Total return(4)	4.26%	5.70%	3.86%	7.88%	0.54%	14.06%
Net assets, end of period (in thousands)	$333,853	$323,462	$106,544	$18,271	$7,291	$3,903
Average net assets for the period (in thousands)	$326,067	$227,875	$65,902	$7,395	$5,535	$3,025
Ratio of gross expenses to average net assets(5)	0.76%	0.79% (6)	0.92%	1.08%	1.16%	1.07%
Ratio of net expenses to average net assets(5)	0.76%	0.79% (6)	0.84%	0.85%	0.85%	0.85%
Ratio of net investment income/(loss) to average net assets(5)	3.21%	2.96% (7)	3.73%	5.29%	4.59%	4.79%
Portfolio turnover rate	112%	110%	54%	84%	50%	47%

(1)	The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2017.
(2)	The Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(7)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
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Janus Henderson Strategic Income Fund – Class N
	Period ended June 30 2017(1)	Period ended July 31 2016(2)
Net asset value, beginning of period	$9.32	$8.99
Income from investment operations:
Net investment income/(loss)(3)	0.28	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.11	0.32
Total from investment operations	0.39	0.49
Less distributions and other:
Dividends from net investment income	(0.12)	(0.16)
Distributions from capital gains	—	—
Return of capital	(0.15)	—
Total distributions and other	(0.27)	(0.16)
Net asset value, end of period	$9.44	$9.32
Total return(4)	4.31%	5.57%
Net assets, end of period (in thousands)	$1,340	$1,528
Average net assets for the period (in thousands)	$1,434	$1,413
Ratio of gross expenses to average net assets(5)	0.70%	0.73% (6)
Ratio of net expenses to average net assets(5)	0.70%	0.73% (6)
Ratio of net investment income/(loss) to average net assets(5)	3.25%	2.77% (7)
Portfolio turnover rate	112%	110%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period November 20, 2015 (inception date) through July 31, 2016.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(7)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
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Janus Henderson Strategic Income Fund – Class T
Period ended June 30 2017(1)
Net asset value, beginning of period	$9.49
Income from investment operations:
Net investment income/(loss)(2)	— (3)
Net gain/(loss) on investments (both realized and unrealized)	(0.01) (4)
Total from investment operations	(0.01)
Less distributions and other:
Dividends from net investment income	(0.01)
Distributions from capital gains	—
Return of capital	(0.02)
Total distributions and other	(0.03)
Net asset value, end of period	$9.45
Total return(5)	(0.10)%
Net assets, end of period (in thousands)	$55
Average net assets for the period (in thousands)	$53
Ratio of gross expenses to average net assets(6)	95%
Ratio of net expenses to average net assets(6)	95%
Ratio of net investment income/(loss) to average net assets(6)	(0.01)%
Portfolio turnover rate	112%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
141	Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

142	Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
143	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
144	Janus Investment Fund

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
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Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
147	Janus Investment Fund

short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
148	Janus Investment Fund

Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & poor’s ratings services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

149	Janus Investment Fund

fitch, inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

150	Janus Investment Fund

moody’s investors service, inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
Fixed Income**
Janus Henderson Global Unconstrained Bond Fund	JUCAX	JUCCX	JUCSX	JUCIX	JUCNX	JUCRX	JUCTX
(formerly named Janus Global Unconstrained Bond Fund)

Janus Investment Fund
Prospectus
**The name change for the Fund was effective June 5, 2017.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Global Unconstrained Bond Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Global Unconstrained Bond Fund	2
Additional information about the Fund
Fees and expenses	11
Additional investment strategies and general portfolio policies	11
Risks of the Fund	18
Management of the Fund
Investment adviser	31
Management expenses	31
Investment personnel	32
Other information	34
Distributions and taxes	35
Shareholder’s guide
Pricing of fund shares	39
Choosing a share class	40
Distribution, servicing, and administrative fees	42
Payments to financial intermediaries by Janus Capital or its affiliates	43
Purchases	44
Exchanges	48
Redemptions	49
Excessive trading	51
Shareholder communications	53
Financial highlights	54
Appendix A – performance of related accounts	61
Appendix B – intermediary sales charge waivers and discounts	62
Glossary of investment terms	63
Explanation of rating categories	69
1	Janus Investment Fund

Fund summary

Janus Henderson Global Unconstrained Bond Fund
Ticker:	JUCAX	Class A Shares	JUCSX	Class S Shares	JUCNX	Class N Shares	JUCTX	Class T Shares
	JUCCX	Class C Shares	JUCIX	Class I Shares	JUCRX	Class R Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Unconstrained Bond Fund seeks to maximize total return, consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 44 of the Fund’s Prospectus and in the “Purchases” section on page 68 of the Fund’s Statement of Additional Information. In addition, please see Appendix B – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.11%	0.12%	0.31%	0.10%	0.06%	0.32%	0.30%
Acquired Fund(1) Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	1.77%	1.21%	0.75%	0.71%	1.47%	0.95%

(1)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating
2	Janus Henderson Global Unconstrained Bond Fund

expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 573	$ 781	$ 1,006	$ 1,653
Class C Shares	$ 280	$ 557	$ 959	$ 2,084
Class S Shares	$ 123	$ 384	$ 665	$ 1,466
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 73	$ 227	$ 395	$ 883
Class R Shares	$ 150	$ 465	$ 803	$ 1,757
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 573	$ 781	$ 1,006	$ 1,653
Class C Shares	$ 180	$ 557	$ 959	$ 2,084
Class S Shares	$ 123	$ 384	$ 665	$ 1,466
Class I Shares	$ 77	$ 240	$ 417	$ 930
Class N Shares	$ 73	$ 227	$ 395	$ 883
Class R Shares	$ 150	$ 465	$ 803	$ 1,757
Class T Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. As an “unconstrained” fund, the Fund has the flexibility to invest across all fixed-income asset classes, and is not managed to be compared to any specific index. The Fund has significant latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have long, short, or negative duration.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The type of bonds in which the Fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, swap agreements, futures contracts, and options that provide exposure to various fixed-income instruments. In pursuing its investment objective, the Fund will have exposure to investments that are tied economically to a number of countries throughout the world.
The Fund’s average portfolio duration may range from negative 4 years to plus 6 years. As of June 30, 2017, the Fund’s average portfolio duration was 1.13 years. The Fund may invest without limit in high-yield/high-risk bonds, also known as “junk” bonds. The Fund may also invest in money market instruments (which may include reverse repurchase agreements), loan participations and assignments, foreign debt securities (which may include investments in emerging markets up to 50% of the Fund’s net assets), preferred stock, and equity securities. From time to time, the Fund may invest in shares of companies through initial public offerings. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
The Fund may invest all of its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may utilize swap agreements, including index and single-name credit default swaps, inflation-linked swaps, interest rate swaps, and total return swaps. The Fund may also use forward foreign currency exchange
3	Janus Henderson Global Unconstrained Bond Fund

contracts, interest rate futures, options, commodity and index futures, swaptions, and various other derivatives. Derivatives are used for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, or currency exposure, to gain exposure to or to short individual securities, and to earn income, meet liquidity needs, enhance return, or manage duration. The Fund’s exposure to derivatives will vary.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales of equity and fixed-income securities. The Fund may implement short positions through derivatives such as options, futures, or swaps. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money.
Unconstrained Investing Risk.  Because the portfolio manager employs an unconstrained investment approach, the Fund may have exposure to a broader range of securities and instruments, credit qualities, maturities, countries, and regions than its benchmark index. As a result, there is a greater risk that the Fund may underperform the 3-Month USD LIBOR (the Fund’s benchmark) if the portfolio manager’s expectations regarding market trends and the interplay of market factors are incorrect. In addition, the Fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio manager’s selections is dependent on a greater number of variables.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
4	Janus Henderson Global Unconstrained Bond Fund

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 5.8% of the Fund’s investments were in emerging markets.
Derivatives Risk.  Derivatives, such as swaps, futures, forwards, and options, can be highly volatile and involve risks similar to those of the underlying referenced securities, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or
5	Janus Henderson Global Unconstrained Bond Fund

other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Derivatives may be difficult to value, are susceptible to liquidity risk, and entail the risk that a party will default on its obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Short Sales Risk.  Entering into short sales can involve the loss of more money than the actual cost of the investment, and the risk of loss if the third party to the short sale does not honor its contract terms.
Reverse Repurchase Agreement Risk.  In a reverse repurchase agreement, there is a risk that the other party to the agreement fails to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.
Equity Securities Risk.  The Fund’s use of equity securities, such as common stocks and preferred stocks, creates additional risk as those securities typically have greater price volatility than fixed-income securities and may decline in response to general market conditions.
Commodity-Linked Investments Risk.  The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments
6	Janus Henderson Global Unconstrained Bond Fund

in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception. Class R Shares of the Fund commenced operations on February 6, 2015.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class R Shares for periods prior to February 6, 2015, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
7	Janus Henderson Global Unconstrained Bond Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2016 2.10%	Worst Quarter: 3rd Quarter 2015 – 1.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 2.72%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (5/27/14)
Class I Shares
Return Before Taxes	5.26%	1.28%
Return After Taxes on Distributions	3.76%	0.29%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.98%	0.53%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
Class A Shares
Return Before Taxes(2)	– 0.04%	– 0.86%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
Class C Shares
Return Before Taxes(3)	3.23%	0.29%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
Class S Shares
Return Before Taxes	4.83%	0.83%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
Class N Shares
Return Before Taxes	5.28%	1.30%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
Class R Shares
Return Before Taxes	4.50%	0.57%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%
8	Janus Henderson Global Unconstrained Bond Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (5/27/14)
Class T Shares
Return Before Taxes	4.94%	1.04%
3-Month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.40%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the 3-Month USD LIBOR. The index is described below.
•	The 3-Month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  William H. Gross is Executive Vice President and Portfolio Manager of the Fund, which he has managed since October 2014.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.
9	Janus Henderson Global Unconstrained Bond Fund

Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Janus Henderson Global Unconstrained Bond Fund

Additional information about the Fund

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.
°	for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least November 1, 2018. The expense limit is described in the “Management Expenses” section of this Prospectus.
•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary section, including the types of securities the Fund may invest in when
11	Janus Investment Fund

pursuing its investment objective. This section also describes investment strategies and policies that the Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since the Fund’s composition can change over time. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Closed-End Funds
The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that, unlike an open-end mutual fund, do not typically issue redeemable shares. Instead, a fixed number of shares trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market. The shares of closed-end funds frequently trade at either a premium or discount relative to their underlying net asset values.
Commodity Futures Contracts
Commodity futures contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures contracts may be listed on an exchange and thus traded at market prices on an exchange pursuant to terms common to all market participants.
Commodity Futures Trading Commission (“CFTC”) Regulation
In 2012, the CFTC adopted changes to Rule 4.5 under the Commodity Exchange Act that required Janus Capital to register with the CFTC, and operation of the Fund is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.
Cross-Currency Swaps
The Fund may enter into cross-currency swaps or basis swaps. A cross-currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Emerging Markets
The Fund will normally limit its investments in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” to 50% of its net assets. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Eurodollar Futures Contracts
The Fund may make investments in Eurodollar futures contracts, which are typically used to adjust interest rate exposure and replicate government bond positions. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
12	Janus Investment Fund

Foreign Securities
The Fund invests in foreign securities and foreign currencies. The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Index Credit Default Swaps
The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Inflation-Linked Securities
The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings
The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
13	Janus Investment Fund

Interest Rate Swaps
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
Leverage
Certain of the Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect.
Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets.
Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
The Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event
14	Janus Investment Fund

the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and return.
Non-Agency Mortgage-Backed Securities
The Fund may invest in non-agency mortgage-backed securities, which are mortgage-backed securities issued or guaranteed by private issuers.
Options on Futures Contracts
An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Options on Securities and Indices
The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the Investment Company Act of 1940, as amended.
Options on Swap Contracts
The Fund may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the portfolio manager believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.
Privately Issued Mortgage-Related Securities
The Fund may invest in privately issued mortgage-related securities, which are mortgage-backed securities issued or guaranteed by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest
15	Janus Investment Fund

and principal payments from an underlying pool of fixed or adjustable rate mortgages. Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Privately issued mortgage-related securities generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.
Real Estate-Related Securities
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Fund may engage in short sales of equity and fixed-income securities. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
When engaging in short sales, the Fund may transact with a prime broker. In the event that the prime broker becomes insolvent, the Fund may be unable to settle pending short sales, engage in additional short sales, and/or access its assets that are held by the broker, for a period of time. In addition, there is a risk that the prime broker will be unwilling or unable to perform its contractual obligations under the prime brokerage arrangement.
The Fund may also enter into short positions through forward commitments or short derivative positions through options contracts, futures contracts, and swap agreements. A short derivative position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s
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losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.
Single-Name Credit Default Swaps
The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
Sovereign Bond Futures Contracts
Sovereign bond futures contracts provide for the delivery upon maturity of one sovereign bond among a basket of eligible-to-deliver sovereign bonds.
Special Situations
The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
The Fund may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation-linked swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, a commodity index, or commodity markets, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation-linked, and total return are described in this Prospectus and/or in the “Glossary of Investment Terms.”
TBA Commitments
The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
Treasury Futures Contracts
Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.
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U.S. Government Securities
The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:
•	other investment companies (such as exchange-traded funds)
•	pass-through securities including dollar rolls
•	securities convertible into common stocks or preferred stocks
•	pay-in-kind and step coupon securities
•	equity and fixed-income securities issued in private placement transactions

Risks of the Fund
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed-income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary section. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.
Closed-End Funds Risk.  Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks, or other methods. While the use of leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and net asset value volatility and the possibility that a closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. Closed-end funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Some closed-end funds may have a thin trading market or “float,” which could result in them being less liquid than an open-end mutual fund. In addition, to the extent that an underlying closed-end fund invests in fixed-income securities, it will be subject to the same risks described under “Fixed-Income Securities Risk.”
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Collateralized Debt Obligation Risk.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk.  The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Janus Capital, it is possible that the Fund could lose all or substantially all of its investment.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact the Fund’s return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the
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Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
•	Commodity Futures Contracts Risk. There are several risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while the Fund is invested in a futures contract on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
•	Cross-Currency Swaps Risk. Cross-currency or basis swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.
•	Eurodollar Futures Contracts Risk. Eurodollar futures contracts involve market risk associated with changes in interest rates.
•	Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time and may adversely affect the Fund’s returns and net asset value.
•	Index Credit Default Swaps Risk. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
•	Interest Rate Futures Risk. The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio manager’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio manager may not result in the successful use of interest rate futures.
•	Interest Rate Swaps Risk. The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.
•	Options on Futures Contracts Risk. The amount of risk that the Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.
•	Options on Securities and Indices Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to
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covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
•	Options on Swap Contracts Risk. Because the use of options on swap contracts, or “swaptions,” generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
•	Single-Name Credit Default Swaps Risk. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.
•	Sovereign Bond Futures Contracts Risk. Interest rate movements directly affect the price of the sovereign bond futures contracts held by the Fund. If a sovereign bond futures contract is denominated in a non-U.S. currency, the Fund will be exposed to exchange rate risk. In addition, the price, yield, and modified duration of each eligible-to-deliver sovereign bond under the relevant sovereign bond futures contract may change unpredictably, affecting the value of the sovereign bond futures contract.
•	Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.
Emerging Markets Risk.  The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be
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denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
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The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  The Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, the Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its
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securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  The Fund invests in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as the Fund holds a foreign security or invests directly in foreign currencies, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value
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of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Fund’s exposure to industry risk.
Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
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Liquidity Risk.  The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Fund may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Fund invests may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing the Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
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The Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject the Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, currency, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that the portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net
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asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Privately Issued Mortgage-Related Securities Risk.  Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest
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performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.
Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Fund’s Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental
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entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  The Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. The Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Fund

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund. Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) (“Kapstream”), pursuant to which certain employees of Kapstream may also serve as employees or as “associated persons” of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Fund reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Fund’s Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.
Management expenses
The Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay.
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The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Global Unconstrained Bond Fund	First $1 Billion	0.65	0.64
	Next $2 Billion	0.62
	Over $3 Billion	0.60

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.
A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Global Unconstrained Bond Fund	0.82

Investment personnel
Janus Henderson Global Unconstrained Bond Fund

William H. Gross is Executive Vice President and Portfolio Manager of Janus Henderson Global Unconstrained Bond Fund, which he has managed since October 2014. Mr. Gross is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).
Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the Fund he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely
32	Janus Investment Fund

affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.
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Other information

CLOSED FUND POLICIES
The Fund may limit sales of its Shares to new investors. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUND
The Fund is distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect the Fund’s NAV
Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of
35	Janus Investment Fund

the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares sold from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The
36	Janus Investment Fund

Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
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The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. The Fund’s per share class NAV is available at janushenderson.com/advisor/mutual-funds (or janushenderson.com/allfunds for shareholders of Class D Shares).
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the
39	Janus Investment Fund

Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 4.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
40	Janus Investment Fund

Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with the Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with the Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
41	Janus Investment Fund

Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (None for defined contribution plans)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Fund
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
42	Janus Investment Fund

Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top
43	Janus Investment Fund

100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances,
44	Janus Investment Fund

the Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.
The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with the Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with the Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored
45	Janus Investment Fund

retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
46	Janus Investment Fund

•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Fund and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
47	Janus Investment Fund

Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix B – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or
48	Janus Investment Fund

enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In
49	Janus Investment Fund

addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
50	Janus Investment Fund

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large
51	Janus Investment Fund

amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Fund.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a
52	Janus Investment Fund

monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info.
•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund may elect to provide the top performance contributors/detractors, including the percentage of contribution/detraction to Fund performance, monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Fund’s fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
53	Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Global Unconstrained Bond Fund – Class A
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.70	$9.71	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.19	0.18	0.09	— (3)
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.06	(0.27)	0.01
Total from investment operations	0.33	0.24	(0.18)	0.01
Less distributions and other:
Dividends from net investment income	(0.38)	(0.13)	(0.07)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.12)	(0.05)	—
Total distributions and other	(0.39)	(0.25)	(0.12)	—
Net asset value, end of period	$9.64	$9.70	$9.71	$10.01
Total return(4)	3.51%	2.54%	(1.86)%	0.10%
Net assets, end of period (in thousands)	$123,769	$85,242	$82,298	$3,934
Average net assets for the period (in thousands)	$103,307	$81,615	$44,607	$3,934
Ratio of gross expenses to average net assets(5)	1.01%	1.01%	1.07%	5.73%
Ratio of net expenses to average net assets(5)	1.01%	1.01%	1.07%	1.08%
Ratio of net investment income/(loss) to average net assets(5)	1.94%	1.90%	0.93%	(0.36)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
54	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class C
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.69	$9.69	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.12	0.11	0.02	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.07	(0.28)	0.02
Total from investment operations	0.26	0.18	(0.26)	0.01
Less distributions and other:
Dividends from net investment income	(0.31)	(0.09)	(0.03)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.09)	(0.03)	—
Total distributions and other	(0.32)	(0.18)	(0.06)	—
Net asset value, end of period	$9.63	$9.69	$9.69	$10.01
Total return(3)	2.75%	1.87%	(2.59)%	0.10%
Net assets, end of period (in thousands)	$60,913	$45,452	$51,993	$272
Average net assets for the period (in thousands)	$54,205	$45,549	$26,045	$126
Ratio of gross expenses to average net assets(4)	1.75%	1.76%	1.80%	6.43%
Ratio of net expenses to average net assets(4)	1.75%	1.76%	1.80%	1.83%
Ratio of net investment income/(loss) to average net assets(4)	1.22%	1.12%	0.23%	(0.97)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
55	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class S
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.17	0.17	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.07	(0.28)	0.02
Total from investment operations	0.31	0.24	(0.21)	0.01
Less distributions and other:
Dividends from net investment income	(0.37)	(0.13)	(0.06)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.11)	(0.04)	—
Total distributions and other	(0.38)	(0.24)	(0.10)	—
Net asset value, end of period	$9.63	$9.70	$9.70	$10.01
Total return(3)	3.24%	2.51%	(2.13)%	0.10%
Net assets, end of period (in thousands)	$1,071	$541	$487	$50
Average net assets for the period (in thousands)	$716	$463	$288	$50
Ratio of gross expenses to average net assets(4)	1.21%	1.23%	1.36%	5.97%
Ratio of net expenses to average net assets(4)	1.17%	1.14%	1.36%	1.33%
Ratio of net investment income/(loss) to average net assets(4)	1.75%	1.79%	0.71%	(0.61)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
56	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class I
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.21	0.21	0.12	— (3)
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.07	(0.28)	0.01
Total from investment operations	0.36	0.28	(0.16)	0.01
Less distributions and other:
Dividends from net investment income	(0.41)	(0.15)	(0.09)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.13)	(0.06)	—
Total distributions and other	(0.42)	(0.28)	(0.15)	—
Net asset value, end of period	$9.64	$9.70	$9.70	$10.01
Total return(4)	3.79%	2.90%	(1.56)%	0.10%
Net assets, end of period (in thousands)	$1,685,309	$1,168,251	$1,104,105	$3,935
Average net assets for the period (in thousands)	$1,409,826	$1,035,919	$731,773	$3,934
Ratio of gross expenses to average net assets(5)	0.74%	0.75%	0.76%	5.47%
Ratio of net expenses to average net assets(5)	0.74%	0.75%	0.76%	0.83%
Ratio of net investment income/(loss) to average net assets(5)	2.22%	2.15%	1.26%	(0.11)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
57	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class N
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.70	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.22	0.21	0.12	— (3)
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.07	(0.28)	0.01
Total from investment operations	0.36	0.28	(0.16)	0.01
Less distributions and other:
Dividends from net investment income	(0.41)	(0.15)	(0.09)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.13)	(0.06)	—
Total distributions and other	(0.42)	(0.28)	(0.15)	—
Net asset value, end of period	$9.64	$9.70	$9.70	$10.01
Total return(4)	3.82%	2.93%	(1.58)%	0.10%
Net assets, end of period (in thousands)	$5,444	$3,967	$3,099	$50
Average net assets for the period (in thousands)	$5,122	$3,265	$1,667	$50
Ratio of gross expenses to average net assets(5)	0.71%	0.73%	0.77%	5.47%
Ratio of net expenses to average net assets(5)	0.71%	0.73%	0.77%	0.83%
Ratio of net investment income/(loss) to average net assets(5)	2.25%	2.22%	1.22%	(0.11)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
58	Janus Investment Fund

Janus Henderson Global Unconstrained Bond Fund – Class R
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.70	$9.70	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.14	0.15	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.06	(0.26)
Total from investment operations	0.29	0.21	(0.23)
Less distributions and other:
Dividends from net investment income	(0.34)	(0.11)	(0.04)
Distributions from capital gains	—	—	—
Return of capital	(0.01)	(0.10)	(0.03)
Total distributions and other	(0.35)	(0.21)	(0.07)
Net asset value, end of period	$9.64	$9.70	$9.70
Total return(3)	3.05%	2.15%	(2.31)%
Net assets, end of period (in thousands)	$551	$211	$50
Average net assets for the period (in thousands)	$343	$162	$50
Ratio of gross expenses to average net assets(4)	1.47%	1.46%	1.49%
Ratio of net expenses to average net assets(4)	1.47%	1.46%	1.49%
Ratio of net investment income/(loss) to average net assets(4)	1.42%	1.56%	0.71%
Portfolio turnover rate	145%	149%	107%

(1)	Period February 6, 2015 (commencement of Class R Shares) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
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Janus Henderson Global Unconstrained Bond Fund – Class T
	Years or Period ended June 30
	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.69	$9.70	$10.01	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.19	0.18	0.10	— (3)
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.07	(0.28)	0.01
Total from investment operations	0.34	0.25	(0.18)	0.01
Less distributions and other:
Dividends from net investment income	(0.39)	(0.14)	(0.08)	—
Distributions from capital gains	—	—	—	—
Return of capital	(0.01)	(0.12)	(0.05)	—
Total distributions and other	(0.40)	(0.26)	(0.13)	—
Net asset value, end of period	$9.63	$9.69	$9.70	$10.01
Total return(4)	3.58%	2.60%	(1.80)%	0.10%
Net assets, end of period (in thousands)	$217,138	$164,055	$195,190	$3,949
Average net assets for the period (in thousands)	$193,689	$173,502	$118,182	$3,938
Ratio of gross expenses to average net assets(5)	0.95%	0.98%	1.01%	5.72%
Ratio of net expenses to average net assets(5)	0.94%	0.94%	1.01%	1.08%
Ratio of net investment income/(loss) to average net assets(5)	2.02%	1.92%	0.99%	(0.36)%
Portfolio turnover rate	145%	149%	107%	15%

(1)	Period May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
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Appendix A – performance of related accounts

As of the date of this Prospectus, Janus Capital manages certain accounts with investment objectives, policies, and strategies that are substantially similar to those of the Fund, which has less than a three-year operating history. Pursuant to CFTC requirements, the following chart shows the historical performance of the Janus Global Unconstrained Bond Composite (the “Composite”), which is comprised of accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund’s. The 3-Month USD LIBOR is the benchmark for the Fund and the Composite.
As of September 30, 2017, the Composite consisted of one advisory account and three mutual fund portfolios. The mutual fund portfolios for which Janus Capital acts as investment adviser are included in the Composite. The data is provided to illustrate the past performance of Janus Capital in managing the accounts in the Composite as measured against the 3-Month USD LIBOR, and does not represent the performance of the Fund. In addition, this data shows the performance of the Composite for a limited period and may not provide a complete indication of how the accounts in the Composite would perform over time or through a number of different market environments. Total returns represent the performance of the Composite and not the Fund.
Average Annual Total Returns for the Periods Ended 09/30/17
	1 Year	Since Inception(1)
Janus Global Unconstrained Bond Composite(2)	3.45%	2.29%
3-Month USD LIBOR(3)	1.03%	0.61%

(1)	The inception date of the Composite is December 1, 2014.
(2)	The performance shown is after advisory fees and transaction costs charged to the accounts in the Composite have been deducted. The fees and expenses for the mutual fund portfolios in the Composite are generally expected to be higher than those reflected in the Composite, which would reduce performance. The advisory account in the Composite is not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composite’s performance. The fees and expenses of the advisory account in the Composite do not include custody fees or other expenses normally paid by mutual funds, including the Fund. If these fees and expenses were included, returns would be lower.
(3)	The 3-Month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

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Appendix B – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
63	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
64	Janus Investment Fund

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
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Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such
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securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.
Standard & poor’s ratings services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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fitch, inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

70	Janus Investment Fund

moody’s investors service, inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
71	Janus Investment Fund

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72	Janus Investment Fund

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.
The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

Janus Investment Fund

Janus Henderson All Asset Fund

Janus Henderson Dividend & Income Builder Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated December 29, 2017

to Currently Effective Prospectuses

Effective December 31, 2017, each Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) will be terminated. Janus Capital Management LLC (“Janus Capital”) will concurrently enter into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which each Fund’s current portfolio managers will continue to be responsible for the day-to-day management of the Fund. Under the arrangement, HGIL and the portfolio managers will be considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers will continue to render portfolio management, research, and other services to each Fund, subject to supervision of Janus Capital. Accordingly, effective January 1, 2018, the Prospectuses for each Fund are amended as follows:

1.	The following is added at the end of the first paragraph in the “Investment Adviser” section under “Management of the Funds”:

In addition, Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Henderson Global Investors Limited (“HGIL”), pursuant to which one or more employees of HGIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to Janus Henderson All Asset Fund and Janus Henderson Dividend & Income Builder Fund on behalf of Janus Capital.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel – Janus Henderson All Asset Fund” section of the Prospectuses:

Janus Henderson All Asset Fund

Paul O’Connor is Head of Multi-Asset and Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson All Asset Fund since 2013. Mr. O’Connor joined Janus Capital (and its affiliates) in 2013. Prior to joining Janus Capital (and its affiliates), Mr. O’Connor served as Head of Asset Allocation at Mercer Partners from 2011 to 2013.

3.	The following replaces in its entirety the corresponding information in the “Investment Personnel – Janus Henderson Dividend & Income Builder Fund” section of the Prospectuses:

Janus Henderson Dividend & Income Builder Fund

Alex Crooke is Head of Global Equity Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Crooke joined Janus Capital (and its affiliates) in 1994.

Job Curtis is Director of Global Equity Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Curtis joined Janus Capital (and its affiliates) in 1992.

Ben Lofthouse, CFA, is Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since 2014. Mr. Lofthouse joined Janus Capital (and its affiliates) in 2004.

Jenna Barnard, CFA, is Co-Head of Retail Fixed Income and Co-Portfolio Manager of the Fund. She has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Ms. Barnard joined Janus Capital (and its affiliates) in 2002.

John Pattullo, is Co-Head of Retail Fixed Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Pattullo joined Janus Capital (and its affiliates) in 1997.

Effective January 1, 2018, references to HIML and/or its subadvisory agreement with each of the Funds are deleted.

Please retain this Supplement with your records.

2

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Multi-Asset **
Janus Henderson Adaptive Global Allocation Fund	JAGAX	JAVCX	JAGSX	JVGIX	JAGNX	JVGTX
Janus Henderson All Asset Fund	HGAAX	HGACX	HGAQX	HGAIX	HGARX	HGATX
Janus Henderson Dividend & Income Builder Fund	HDAVX	HDCVX	HDQVX	HDIVX	HDRVX	HDTVX
Janus Henderson Value Plus Income Fund	JPVAX	JPVCX	JPVSX	JPVIX	JPVNX	JPVTX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “Janus”, “Henderson”, or “Perkins”. The name change for each Fund was effective June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes four portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson All Asset Fund and Janus Henderson Dividend & Income Builder Fund are subadvised by Henderson Investment Management Limited (“HIML”). Approximately half of Janus Henderson Value Plus Income Fund is subadvised by Perkins Investment Management LLC (“Perkins”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Adaptive Global Allocation Fund	2
Janus Henderson All Asset Fund	13
Janus Henderson Dividend & Income Builder Fund	24
Janus Henderson Value Plus Income Fund	33
Additional information about the Funds
Fees and expenses	41
Additional investment strategies and general portfolio policies	42
Risks of the Funds	47
Management of the Funds
Investment adviser	59
Management expenses	59
Subadvisers	60
Investment personnel	61
Other information	63
Distributions and taxes	64
Shareholder’s guide
Pricing of fund shares	68
Choosing a share class	69
Distribution, servicing, and administrative fees	71
Payments to financial intermediaries by Janus Capital or its affiliates	72
Purchases	73
Exchanges	77
Redemptions	78
Excessive trading	79
Shareholder communications	82
Financial highlights	83
Appendix A – intermediary sales charge waivers and discounts	106
Glossary of investment terms	107
1	Janus Investment Fund

Fund summary

Janus Henderson Adaptive Global Allocation Fund
Ticker:	JAGAX	Class A Shares	JAGSX	Class S Shares	JAGNX	Class N Shares
	JAVCX	Class C Shares	JVGIX	Class I Shares	JVGTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Adaptive Global Allocation Fund seeks total return through growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 73 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.52%	0.51%	0.75%	0.65%	0.49%	0.76%
Acquired Fund(1) Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses(2)	1.62%	2.36%	1.85%	1.50%	1.34%	1.61%
Fee Waiver(2)	0.56%	0.55%	0.54%	0.69%	0.53%	0.55%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.06%	1.81%	1.31%	0.81%	0.81%	1.06%

(1)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.71%. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. The contractual waivers will remain in effect until November 1, 2018. The contractual waivers may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (June 23, 2015) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.
2	Janus Henderson Adaptive Global Allocation Fund

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 730	$ 1,057	$ 1,406	$ 2,386
Class C Shares	$ 339	$ 736	$ 1,260	$ 2,696
Class S Shares	$ 188	$ 582	$ 1,001	$ 2,169
Class I Shares	$ 153	$ 474	$ 818	$ 1,791
Class N Shares	$ 136	$ 425	$ 734	$ 1,613
Class T Shares	$ 164	$ 508	$ 876	$ 1,911

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 730	$ 1,057	$ 1,406	$ 2,386
Class C Shares	$ 239	$ 736	$ 1,260	$ 2,696
Class S Shares	$ 188	$ 582	$ 1,001	$ 2,169
Class I Shares	$ 153	$ 474	$ 818	$ 1,791
Class N Shares	$ 136	$ 425	$ 734	$ 1,613
Class T Shares	$ 164	$ 508	$ 876	$ 1,911

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 302% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by allocating its assets across a portfolio of global equity, global fixed-income, and, at times, commodities investments. In doing so, the Fund will attempt to reduce the risk of significant loss, or a drop in the value of the Fund’s capital that is unlikely to be regained over a full market cycle (a time period representing a significant market decline and recovery), while also participating in the upside growth of the capital markets. To achieve this objective, the Fund’s portfolio managers employ a “tail managed” strategy intended to tactically shift away from assets whose downside tail risks are perceived to be increasing and toward assets whose expected tail gains are increasing. As it relates to investing, “tails” represent the outliers of a distribution of returns or, in other words, outsized future moves both to the positive and negative. Tail events typically occur more often than expected, and a tail loss or a tail gain can have a substantial impact on a portfolio’s long-term performance.
The Fund uses a variety of investments to gain the desired exposure, including global equities, global fixed-income securities, and with respect to commodity-linked investments, exchange-traded funds (“ETFs”) and mutual funds. The Fund may invest in emerging markets, but will normally limit such investments to 30% of its net assets, measured at the time of purchase. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
To implement the strategy, the portfolio managers utilize two complementary processes: a “top-down” macro analysis and a “bottom-up” risk/reward analysis, each of which are described below. These processes each employ certain proprietary models which provide forward-looking insights into capital markets and which seek to identify indicators of market stress or potential upside. Such models include a proprietary options implied information model that monitors day-to-day movements in options prices for indicators of risk and reward between asset classes, sectors, and regions. Using the proprietary models, the portfolio managers will adjust the Fund’s allocations and the underlying security exposures.
•	Top-Down Macro Analysis. The top-down analysis focuses on how the Fund’s assets will be distributed between the global equity and global fixed-income asset classes, and, at times, the commodity asset class. The portfolio managers monitor
3	Janus Henderson Adaptive Global Allocation Fund

expected tail gains and losses across the equity, fixed-income, and commodity asset classes. The portfolio managers intend to periodically adjust the Fund’s asset allocation to mitigate downside risk exposure that is perceived to be elevated and obtain exposure to upside gains. Accordingly, the Fund’s allocation to global equity investments, global fixed-income investments, and, at times, commodity-linked investments, will likely shift periodically to minimize exposure to tail losses and enhance exposure to tail gains. The periodic shifts in the Fund’s asset allocation may significantly impact the Fund’s risk profile.
•	Bottom-Up Risk/Reward Analysis. The bottom-up analysis is designed to identify the underlying security exposures that comprise the Fund’s equity, fixed-income, and commodity asset classes, and periodically rebalance the Fund’s portfolio to maximize exposure to securities that are expected to provide tail gains while minimizing exposure to securities that are expected to provide tail losses. Within the Fund’s equity component, the portfolio managers intend to adjust the portfolio’s sector, currency, and regional exposures away from market capitalization weights based on their evaluation of expected tail loss and gain. Within the Fund’s fixed-income component, the portfolio managers intend to adjust the portfolio’s credit, duration, and regional exposures using the same analysis. Within the Fund’s commodity asset class, the portfolio managers intend to adjust individual commodity or sector exposures when appropriate using the same analysis.
The Fund may invest in equity securities including common and preferred stock, convertible equity securities, sponsored and unsponsored American Depositary Receipts and European Depositary Receipts, non-registered or restricted securities, warrants, and securities of other investment companies. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. government debt securities (“sovereign debt”). The types of fixed-income securities in which the Fund may invest include asset-backed securities, bank loans, corporate bonds, commercial paper, commercial and residential mortgage-backed securities, mortgage dollar rolls, depositary receipts, and floating-rate securities. The Fund may invest up to 20% of its assets in high-yield/high-risk bonds, also known as “junk” bonds. The Fund’s exposure to commodities may be obtained through ETFs, mutual funds and, at times, exchange-traded notes. In pursuing its investment objective, the Fund will have exposure to investments that are tied economically to a number of countries throughout the world.
The Fund intends to limit its use of derivatives to hedging portfolio risk arising from the Fund’s investments. For example, the Fund may use foreign exchange contracts or other similar instruments to reduce the impact of foreign exchange rate changes on the Fund’s value. In addition, the Fund may use derivatives instruments such as futures to hedge or limit the market exposure when the exchanges or markets in which the securities principally trade are closed or not available, or liquidity is scarce. The Fund may also enter into short sales for hedging purposes.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a portfolio which includes exposure to equity securities (such as stocks or any other security representing an ownership interest) and fixed-income securities (such as bonds, notes, and debentures), and which involves the use of derivatives.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and
4	Janus Henderson Adaptive Global Allocation Fund

regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of June 30, 2017, approximately 2.2% of the Fund’s investments were in emerging markets.
Exchange-Traded and Mutual Funds Risk.  The Fund may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Commodity-Linked Investments Risk.  The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, agricultural products, or precious metals), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Equity Securities Risk.  The Fund’s use of equity securities, such as common stocks and preferred stocks, creates additional risk as those securities typically have greater price volatility than fixed-income securities and may not perform as expected. In addition, equity securities may decline in value in response to general market and economic conditions, which may reduce the Fund’s returns.
Fixed-Income Securities Risk.  The Fund may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain
5	Janus Henderson Adaptive Global Allocation Fund

positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Investment Process Risk.  The portfolio managers use certain proprietary models, including a proprietary options implied information model, to implement the Fund’s investment strategy. These models may not be successful in identifying how the Fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the Fund may underperform its benchmark if these
6	Janus Henderson Adaptive Global Allocation Fund

models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the Fund, these techniques could in certain cases have a detrimental effect on the Fund, including increasing portfolio turnover (and related transactions costs) and causing the Fund to incur taxable gains. Janus Capital does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the Fund’s portfolio managers will produce the desired results.
Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers’ ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Exchange-Traded Notes Risk.  The Fund may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. In addition, when the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.
Nondiversification Risk.  The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the Fund’s performance during the period indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
7	Janus Henderson Adaptive Global Allocation Fund

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 3rd Quarter 2016 2.21%	Worst Quarter: 2nd Quarter 2016 0.21%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 12.50%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (6/23/15)
Class I Shares
Return Before Taxes	5.47%	– 0.64%
Return After Taxes on Distributions	5.09%	– 0.96%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.23%	– 0.59%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%
8	Janus Henderson Adaptive Global Allocation Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (6/23/15)
Class A Shares
Return Before Taxes(2)	– 0.93%	– 4.70%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%
Class C Shares
Return Before Taxes(3)	3.35%	– 1.63%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%
Class S Shares
Return Before Taxes	5.10%	– 1.02%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%
9	Janus Henderson Adaptive Global Allocation Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (6/23/15)
Class N Shares
Return Before Taxes	5.48%	– 0.63%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%
Class T Shares
Return Before Taxes	5.33%	– 0.84%
MSCI All Country World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.86%	– 0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged) (reflects no deduction for expenses, fees, or taxes)	3.95%	3.67%
Adaptive Global Allocation 60/40 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.45%	1.41%
Adaptive Global Allocation 70/30 Index (Hedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.82%	0.97%
Adaptive Global Allocation 70/30 Index (Unhedged) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (reflects no deduction for expenses, fees, or taxes)	2.09%	1.47%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
Effective January 1, 2017, the Fund’s primary benchmark index changed from the Adaptive Global Allocation 70/30 Index (Hedged) to the MSCI All Country World Indexsm. Janus Capital believes that the change to the Fund’s primary benchmark index better reflects the Fund’s investments across global markets. Effective January 1, 2017, the Adaptive Global Allocation 60/40 Index (Hedged) was added as a secondary benchmark index for the Fund. Janus Capital believes that the addition of the Adaptive Global Allocation 60/40 Index (Hedged) serves as a reference benchmark that reflects the general mix of asset classes, sectors, and regions in which the Fund may invest. The Fund also compares its performance to the Bloomberg Barclays Global Aggregate Bond Index (Hedged). Previously, the Fund’s primary and secondary benchmark indices changed to reflect the hedged, rather than unhedged, version of the Bloomberg Barclays Global Aggregate Bond Index. This change was intended to provide a more appropriate comparison for the Fund. The indices are described below.
•	The MSCI All Country World Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
•	The Bloomberg Barclays Global Aggregate Bond Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
10	Janus Henderson Adaptive Global Allocation Fund

•	The Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Indexsm (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%).
•	The Adaptive Global Allocation 70/30 Index (Hedged) is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (30%).
•	The Adaptive Global Allocation 70/30 Index (Unhedged) is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (30%).
•	The Bloomberg Barclays Global Aggregate Bond Index (Unhedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Ashwin Alankar, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2015. Enrique Chang, Global Chief Investment Officer of Janus Henderson Investors, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2015.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
11	Janus Henderson Adaptive Global Allocation Fund

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
12	Janus Henderson Adaptive Global Allocation Fund

Fund summary

Janus Henderson All Asset Fund
Ticker:	HGAAX	Class A Shares	HGAQX	Class S Shares	HGARX	Class N Shares
	HGACX	Class C Shares	HGAIX	Class I Shares	HGATX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson All Asset Fund seeks to provide total return by investing in a broad range of asset classes.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 73 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.44%	0.45%	0.61%	0.42%	0.38%	0.61%
Acquired Fund Fees and Expenses	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses(2)	1.54%	2.30%	1.71%	1.27%	1.23%	1.46%
Fee Waiver(2)	0.25%	0.25%	0.25%	0.24%	0.26%	0.25%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.29%	2.05%	1.46%	1.03%	0.97%	1.21%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.51% until November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
13	Janus Henderson All Asset Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 723	$ 1,033	$ 1,366	$ 2,304
Class C Shares	$ 333	$ 718	$ 1,230	$ 2,636
Class S Shares	$ 174	$ 539	$ 928	$ 2,019
Class I Shares	$ 129	$ 403	$ 697	$ 1,534
Class N Shares	$ 125	$ 390	$ 676	$ 1,489
Class T Shares	$ 149	$ 462	$ 797	$ 1,746

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 723	$ 1,033	$ 1,366	$ 2,304
Class C Shares	$ 233	$ 718	$ 1,230	$ 2,636
Class S Shares	$ 174	$ 539	$ 928	$ 2,019
Class I Shares	$ 129	$ 403	$ 697	$ 1,534
Class N Shares	$ 125	$ 390	$ 676	$ 1,489
Class T Shares	$ 149	$ 462	$ 797	$ 1,746

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Predecessor Fund and the Fund for the fiscal period August 1, 2016 to June 30, 2017 was 55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.
Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.
The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or subadviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Janus Henderson Group organizations. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed-income securities and expects to invest in fixed-income securities.
14	Janus Henderson All Asset Fund

The Fund’s investment exposure, either through direct investment or through the underlying funds, primarily includes the following types of securities and other financial instruments:
•	Equity securities of U.S. and non-U.S. companies, including in emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, warrants to purchase equity securities, partnerships, and limited liability companies.
•	Fixed-income securities of various types including U.S. government debt securities, U.S. investment grade corporate debt, high yield bonds and other securities rated below investment grade (commonly referred to as “junk bonds”), mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.
•	Derivatives. The Fund and the underlying funds may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes directly. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s or the underlying funds’ use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.
The Fund or an underlying fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund or an underlying fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. The Fund or an underlying fund may also enter into repurchase agreements.
The Trust has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies (including registered open-end and closed-end management companies, business development companies, and registered unit investment trusts) in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of the Trust (“Underlying Janus Henderson Funds” and together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Janus Henderson Funds, at the discretion of the adviser and/or subadviser and without shareholder approval, the Fund may invest in additional series of the Trust created in the future.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking a portfolio that includes a broad range of both traditional and alternative asset classes. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and other securities. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.
Management Risk.  The underlying funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds may fail to produce the intended results. As a result, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Foreign Exposure Risk.  The Fund and certain underlying funds may have significant exposure to foreign markets, including emerging markets, as a result of their investments in foreign securities, which can be more volatile than the U.S. markets. As
15	Janus Henderson All Asset Fund

a result, the Fund’s or an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. The Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Small-Sized Companies Risk.  The Fund’s or underlying funds’ investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Convertible Securities Risk.  The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Warrants Risk.  The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities purchased by the Fund or underlying funds.
Fixed-Income Securities Risk.  The Fund’s assets may be allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, an underlying fund may not be able to maintain positive returns. An underlying fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets may experience increased volatility and that the liquidity of certain underlying fund investments may be reduced. These developments could cause the underlying fund’s net asset value to fluctuate or make it more difficult for the underlying fund to accurately value its securities. These developments or others also could cause an underlying fund to face increased shareholder redemptions, which could force the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund and the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund and the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income
16	Janus Henderson All Asset Fund

securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that an underlying fund invests in Rule 144A and restricted securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Exchange-Traded and Mutual Funds Risk.  The Fund may invest in ETFs and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.
Affiliated Fund Risk.  Janus Capital and HIML have the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus Henderson mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Exchange-Traded Funds Risk.  The Fund and certain underlying funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund or an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund and certain underlying funds are also subject to the risks associated with the securities in which the ETF invests.
Derivatives Risk.  Both the Fund and certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund or an underlying fund enters into short derivative positions, the Fund or such underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s or such underlying fund’s losses are theoretically unlimited.
Over-the-Counter Risk.  Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.
17	Janus Henderson All Asset Fund

Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund or an underlying fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund or an underlying fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund or an underlying fund to leveraged market exposure to commodities. In addition, the Fund’s or an underlying fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund or the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Real Estate Securities Risk.  To the extent an underlying fund holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments by the Fund or an underlying fund in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the returns of the Fund or an underlying fund. In addition, investments by the Fund or an underlying fund in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Commodity-Linked Investments Risk.  The Fund or an underlying fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
Private Placements and Restricted Securities Risk.  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended, and are generally eligible for sale only to certain eligible investors. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it difficult to sell such securities when the Fund’s adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.
Repurchase Agreements Risk.  Repurchase agreements may be viewed as loans made by the Fund or an underlying fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.
Private Equity Risk.  There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and
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thinly traded companies, and there is a risk that private equity investors may not be able to make a fully informed investment decision. Listed private equity companies may have relatively concentrated investment portfolios consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by poor performance of a small number of investments or even a single investment, particularly if a company experiences the need to write down an investment.
Market Risk.  The Fund may allocate its assets to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Infrastructure Investment Risk.  Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other events or mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Geographic Concentration Risk.  Although the Fund does not focus its investments in a particular geographic region, the application of flexible asset allocation approach may result at times in the Fund’s investments being concentrated in a particular geographic region. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.
Liquidity Risk.  The Fund or an underlying fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund or an underlying fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund or an underlying fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s or an underlying fund’s value or prevent the Fund or an underlying fund from being able to take advantage of other investment opportunities. For investments in fixed-income securities, such securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. To the extent the Fund or an underlying fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown are those of the Predecessor Fund, Henderson All Asset Fund. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of the Predecessor Fund were
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reorganized into Class A Shares, Class C Shares, Class I Shares and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on March 30, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.
•	The performance shown for Class A Shares reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class C Shares reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class S Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 4th Quarter 2013 3.46%	Worst Quarter: 3rd Quarter 2015 – 4.56%

The Fund’s (and the Predecessor’s Fund’s) year-to-date return as of the calendar quarter ended September 30, 2017 was 8.60%.
20	Janus Henderson All Asset Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (3/30/12)
Class I Shares
Return Before Taxes	4.63%	3.32%
Return After Taxes on Distributions	4.46%	2.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.76%	2.22%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%
Class A Shares
Return Before Taxes(1)	– 1.61%	1.79%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%
Class C Shares
Return Before Taxes(2)	2.53%	2.28%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%
Class S Shares
Return Before Taxes	3.98%	2.66%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%
Class N Shares
Return Before Taxes	4.67%	3.17%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%
21	Janus Henderson All Asset Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (3/30/12)
Class T Shares
Return Before Taxes	4.22%	2.91%
3-month USD LIBOR (reflects no deduction for expenses, fees, or taxes)	0.66%	0.37%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	8.45%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	9.07%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the 3-month USD LIBOR. The Fund also compares its performance to the MSCI World Indexsm. The indices are described below.
•	The 3-month USD LIBOR is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
•	The MSCI World Indexsm is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
Previously, the Predecessor Fund used the MSCI World Indexsm gross of foreign withholding taxes. Going forward, the Fund’s performance will be compared to the MSCI World Indexsm net of foreign withholding taxes because it more closely reflects the Fund’s investment universe and is consistent with the practices of other funds advised by Janus Capital.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class I Shares for the period prior to June 5, 2017. If Class I Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
22	Janus Henderson All Asset Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Manager:  Paul O’Connor is Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since November 2013.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
23	Janus Henderson All Asset Fund

Fund summary

Janus Henderson Dividend & Income Builder Fund
Ticker:	HDAVX	Class A Shares	HDQVX	Class S Shares	HDRVX	Class N Shares
	HDCVX	Class C Shares	HDIVX	Class I Shares	HDTVX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Dividend & Income Builder Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 73 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.29%	0.31%	0.49%	0.33%	0.39%	0.49%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.30%	2.07%	1.50%	1.09%	1.15%	1.25%
Fee Waiver(2)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.15%	1.92%	1.35%	0.94%	1.00%	1.10%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.84% until November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
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investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 700	$ 963	$ 1,247	$ 2,053
Class C Shares	$ 310	$ 649	$ 1,114	$ 2,400
Class S Shares	$ 153	$ 474	$ 818	$ 1,791
Class I Shares	$ 111	$ 347	$ 601	$ 1,329
Class N Shares	$ 117	$ 365	$ 633	$ 1,398
Class T Shares	$ 127	$ 397	$ 686	$ 1,511

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 700	$ 963	$ 1,247	$ 2,053
Class C Shares	$ 210	$ 649	$ 1,114	$ 2,400
Class S Shares	$ 153	$ 474	$ 818	$ 1,791
Class I Shares	$ 111	$ 347	$ 601	$ 1,329
Class N Shares	$ 117	$ 365	$ 633	$ 1,398
Class T Shares	$ 127	$ 397	$ 686	$ 1,511

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of Henderson Dividend & Income Builder Fund (the “Predecessor Fund”) and the Fund for the fiscal period August 1, 2016 to June 30, 2017 was 55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing securities, and at least 50% of its assets in equity securities.
The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities, including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the U.S. and around the world, unrated bonds and floating rate securities.
In selecting investments, the Fund seeks to invest in securities that the portfolio managers believe offer the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.
For the Fund’s investment in equity securities, the portfolio managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (“REITs”), and other equity-related securities.
The Fund may invest in a variety of fixed income securities, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.
The Fund invests in U.S. and non-U.S. issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in pursuit of the Fund’s objectives and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. There is no limitation on the market capitalization range of issuers in which the Fund may invest. The Fund’s investment in an issuer may be effected through an initial public offering and/or a private placement.
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The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, including the United Kingdom. The Fund may invest up to 15% of its net assets in illiquid securities.
The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.
Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.
The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended, currently up to 33 1⁄3% of its total assets, including the amount borrowed.
The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.
The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.
The Fund generally measures the average yield on global stocks by reference to the MSCI World Indexsm.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an income-producing portfolio, including fixed-income securities and dividend-paying equities, such as common stocks. Common stocks tend to be more volatile than many other investment choices.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets may experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices,
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therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
Foreign Exposure Risk.  The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
United Kingdom Risk.  The Fund is subject to certain risks related to the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The risk of investing in British issuers may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react.
Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and
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regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sovereign Debt Risk.  The Fund may invest, directly or indirectly, in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is
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incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Geographic Concentration Risk.  To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Returns shown are those of the Predecessor Fund, Henderson Dividend & Income Builder Fund. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares and Class N Shares, respectively, of the Fund on June 2, 2017. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.
•	The performance shown for Class A Shares reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class C Shares reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class S Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
Returns of the Fund will be different from the Predecessor Fund as they have different expenses.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
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Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 3rd Quarter 2013 8.17%	Worst Quarter: 3rd Quarter 2015 – 5.18%

The Fund’s (and the Predecessor’s Fund’s) year-to-date return as of the calendar quarter ended September 30, 2017 was 14.73%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (8/1/12)
Class I Shares
Return Before Taxes	4.45%	7.71%
Return After Taxes on Distributions	3.79%	6.85%
Return After Taxes on Distributions and Sale of Fund Shares	3.26%	5.98%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%
Class A Shares
Return Before Taxes(1)	– 0.91%	6.23%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%
Class C Shares
Return Before Taxes(2)	2.48%	6.67%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%
Class S Shares
Return Before Taxes	4.00%	7.24%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%
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Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (8/1/12)
Class N Shares
Return Before Taxes	4.46%	7.62%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%
Class T Shares
Return Before Taxes	4.24%	7.51%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.15%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes)	8.15%	10.76%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Indexsm. The MSCI World Indexsm is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
Previously, the Predecessor Fund used the MSCI World Indexsm gross of foreign withholding taxes. Going forward, the Fund’s performance will be compared to the MSCI World Indexsm net of foreign withholding taxes because it more closely reflects the Fund’s investment universe and is consistent with the practices of other funds advised by Janus Capital.
After-tax returns are calculated using distributions for the Predecessor Fund’s Class I Shares for the period prior to June 5, 2017. If Class I Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Portfolio Managers:  Alex Crooke is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in August 2012. Job Curtis is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in August 2012. Ben Lofthouse, CFA, is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since November 2014. Jenna Barnard, CFA, is Co-Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in August 2012. John Pattullo is Co-Portfolio Manager of the Fund, has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in August 2012.
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PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
32	Janus Henderson Dividend & Income Builder Fund

Fund summary

Janus Henderson Value Plus Income Fund
Ticker:	JPVAX	Class A Shares	JPVSX	Class S Shares	JPVNX	Class N Shares
	JPVCX	Class C Shares	JPVIX	Class I Shares	JPVTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Value Plus Income Fund seeks capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 73 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.44%	0.46%	0.68%	0.53%	0.46%	0.72%
Total Annual Fund Operating Expenses(2)	1.29%	2.06%	1.53%	1.13%	1.06%	1.32%
Fee Waiver(2)	0.36%	0.36%	0.35%	0.38%	0.38%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.93%	1.70%	1.18%	0.75%	0.68%	0.93%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.68% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
33	Janus Henderson Value Plus Income Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 699	$ 960	$ 1,242	$ 2,042
Class C Shares	$ 309	$ 646	$ 1,108	$ 2,390
Class S Shares	$ 156	$ 483	$ 834	$ 1,824
Class I Shares	$ 115	$ 359	$ 622	$ 1,375
Class N Shares	$ 108	$ 337	$ 585	$ 1,294
Class T Shares	$ 134	$ 418	$ 723	$ 1,590

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 699	$ 960	$ 1,242	$ 2,042
Class C Shares	$ 209	$ 646	$ 1,108	$ 2,390
Class S Shares	$ 156	$ 483	$ 834	$ 1,824
Class I Shares	$ 115	$ 359	$ 622	$ 1,375
Class N Shares	$ 108	$ 337	$ 585	$ 1,294
Class T Shares	$ 134	$ 418	$ 723	$ 1,590

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by normally investing 40-60% of its assets in equity securities and investing the remainder in fixed-income securities and cash equivalents.
Equity Securities.  The Fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the Fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio manager believes to be undervalued or have the potential for high relative dividend yields, or both. The Fund’s equity portfolio manager invests in companies which have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s equity portfolio manager generally looks for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
Fixed-Income Securities.  The Fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and commercial loans), convertible securities, and short-term securities. The Fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The Fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets. Cash positions are considered a part of the Fund’s fixed-income allocation and will be managed by the Fund’s fixed-income portfolio manager.
In addition to considering economic factors such as the effect of interest rates on the Fund’s fixed-income investments, the Fund’s fixed-income portfolio manager applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.
The Fund may also invest in foreign securities, which may include investments in emerging markets.
34	Janus Henderson Value Plus Income Fund

The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may buy and sell put and call options to enhance returns, utilize interest rate futures to manage portfolio risk, and use forward currency contracts to manage currency risk.
Janus Capital manages the Fund’s fixed-income investments and Perkins manages the Fund’s equity investments. The Fund’s portfolio managers collaborate in determining the Fund’s overall asset allocation. The Fund may periodically adjust its mix of equity and fixed-income investments in response to changing economic and market conditions, including outside the range of 40-60% of its assets in equity securities. Due to the nature of the fixed-income securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The Fund is designed for long-term investors seeking a portfolio including common stocks and bonds selected for their potential to produce capital appreciation and current income. Common stocks tend to be more volatile than many other investment choices.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the equity portfolio manager.
Mid-Sized Companies Risk.  The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by
35	Janus Henderson Value Plus Income Fund

their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Loan Risk.  The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk.
Sovereign Debt Risk.  The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue
36	Janus Henderson Value Plus Income Fund

Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
Allocation Risk.  The Fund’s ability to achieve its investment objective depends largely upon the allocation of assets among the equity and fixed asset categories. You could lose money on your investment in the Fund as a result of these allocations. Portfolio management may favor an asset category that underperforms relative to other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed-income market is rising. Additionally, periodic rebalancing of Fund assets among asset categories may result in increased transaction costs, which may have a negative effect on the Fund’s performance.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
37	Janus Henderson Value Plus Income Fund

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 4th Quarter 2011 7.22%	Worst Quarter: 3rd Quarter 2011 – 7.73%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 6.40%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (7/30/10)
Class I Shares
Return Before Taxes	11.03%	8.54%	8.70%
Return After Taxes on Distributions	9.81%	6.57%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	6.76%	6.25%	6.39%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class A Shares
Return Before Taxes(1)	4.44%	7.02%	7.47%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class C Shares
Return Before Taxes(2)	8.96%	7.56%	7.72%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
38	Janus Henderson Value Plus Income Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (7/30/10)
Class S Shares
Return Before Taxes	10.71%	8.22%	8.35%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class N Shares
Return Before Taxes	10.63%	8.11%	8.27%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%
Class T Shares
Return Before Taxes	10.88%	8.40%	8.55%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses, fees, or taxes)	2.65%	2.23%	2.95%
Value Income Index (reflects no deduction for expenses, fees, or taxes)	9.97%	8.52%	8.44%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000® Value Index. The Fund also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Value Income Index. The indices are described below.
•	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
•	The Value Income Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
39	Janus Henderson Value Plus Income Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Theodore M. Thome, CFA, is Portfolio Manager of the equity portion of the Fund, which he has managed or co-managed since July 2010. Darrell Watters is Executive Vice President of the Fund and Portfolio Manager of the fixed-income portion of the Fund, which he has managed or co-managed since July 2010.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
40	Janus Henderson Value Plus Income Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

41	Janus Investment Fund

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Common Stock
Consistent with its investment objective or policies, Janus Henderson Dividend & Income Builder Fund may invest substantially all of its assets in common stocks. The portfolio managers generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure to emerging markets. The portfolio managers may sell a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.
Janus Henderson Value Plus Income Fund’s equity portfolio manager (the “Perkins portfolio manager”) primarily invests in the common stocks of companies whose stock prices are believed to be undervalued or have the potential for high relative dividend yields, or both. The portfolio manager focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.
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The Perkins portfolio manager generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The Perkins portfolio manager’s philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio manager may sell a Fund holding if, among other things, the security reaches the portfolio manager’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.
A company may be considered attractively valued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Janus Henderson Adaptive Global Allocation Fund will normally limit its investments in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” to 30% of its net assets.
Foreign Securities
Each Fund may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Janus Henderson Value Plus Income Fund will limit its investments in high-yield/high-risk bonds to 50% or less of the fixed-income portion of its net assets. To the extent Janus Henderson Adaptive Global Allocation Fund invests in high-yield/high-risk bonds, under normal circumstances, the Fund will limit its investments in high-yield/high-risk bonds to 20% or less of its net assets.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Leverage
Certain of the Funds’ investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions, or other
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similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Fund.
Loans
The Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Fund’s total assets.
Bank Loans.  Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans.  Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans.  DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans.  Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Adaptive Global Allocation Fund is classified as “nondiversified.” A fund that is classified as “nondiversified” has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.
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Portfolio Turnover
In general, each of Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, and Janus Henderson Value Plus Income Fund intends to purchase securities for long-term investment, although, to a limited extent, the Funds may purchase securities in anticipation of relatively short-term gains. Janus Henderson Adaptive Global Allocation Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in a Fund’s portfolio whenever the portfolio managers believe such changes are desirable. For Janus Henderson Adaptive Global Allocation Fund, changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Due to the nature of the securities in which it invests, Janus Henderson Adaptive Global Allocation Fund may have relatively high portfolio turnover compared to other funds. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
Certain Funds may engage in short sales. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an
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unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
The Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
Janus Henderson Value Plus Income Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government Securities
Each Fund, particularly Janus Henderson Value Plus Income Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for
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repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	pass-through securities including commercial and residential mortgage- and asset-backed securities
•	zero coupon, pay-in-kind, and step coupon securities
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Convertible Securities Risk.  The Funds or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps,
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futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
•	Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.
Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these
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countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Equity Securities Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded and Mutual Funds Risk.  The Funds, particularly Janus Henderson Adaptive Global Allocation Fund, may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s or mutual fund’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs or mutual funds, and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
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The ETFs and mutual funds in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF or mutual fund. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF or mutual fund. Because a Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs and mutual funds, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Exchange-Traded Notes Risk.  Janus Henderson Adaptive Global Allocation Fund may invest, directly or indirectly, in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed-Income Securities Risk.  The Funds may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These
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developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause a Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Floating Rate Notes (FRNs) Risk.  Janus Henderson Dividend & Income Builder Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for a Fund to dispose of them if the issuer defaults.
Foreign Exposure Risk.  Each Fund invests in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
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•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Impairment of Collateral Risk.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, Janus Henderson Dividend & Income Builder Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. Janus Henderson Value Plus Income Fund may manage interest rate risk by varying the average-weighted effective maturity of the fixed-income portion of the Fund to reflect an analysis of interest rate trends and other factors. The average-weighted effective maturity will tend to be shorter when a portfolio manager expects interest rates to rise and longer when a portfolio manager expects interest rates to fall. The Funds may use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. These risks may be heightened if a Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Through the use of leverage, a Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Liquidity Risk.  A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
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Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Loan Risk.  The Funds may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
•	Bank Loan Risk. The bank loans in which the Funds invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing a Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of the Fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Fund invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Fund realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Fund.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).
A Fund may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Fund may also invest in other floating rate debt securities or other investments. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Fund’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Fund’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
•	Bridge Loan Risk. Investments in bridge loans subject a Fund to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of
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bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP loan.
•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for a Fund may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may, from time to time, invest a significant amount of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate fluctuations. The Funds’ performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.
Because the Funds may, from time to time, also invest a significant amount of their assets in equity securities, they are subject to the risk that the value of the securities they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates (or, for Janus Henderson Adaptive Global Allocation Fund, decrease the Fund’s credit exposure). The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio managers’ use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Money Market Fund Investment Risk.  By investing in a money market fund, the Funds will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, a Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent a Fund transacts in instruments such as derivatives, such Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Fund’s investments in derivatives. An
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investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (“SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Fund directly bears, a Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Municipal Securities Risk.  Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.
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Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns as governmental cost burdens are reallocated among federal, state and local governments. Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and the Funds may not, in all circumstances, be able to collect all principal and interest to which it is entitled.
Nondiversification Risk.  Janus Henderson Adaptive Global Allocation Fund is classified as nondiversified under the Investment Company Act of 1940, as amended, and may hold a greater percentage of its assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price
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on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.  The Funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Sovereign Debt Risk.  A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk.  Janus Henderson Value Plus Income Fund may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.
Warrants and Rights Risk.  The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are
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generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though such Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Janus Henderson Adaptive Global Allocation Fund’s and the fixed-income portion of Janus Henderson Value Plus Income Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Funds’ investments. HIML is responsible for the day-to-day management of Janus Henderson All Asset Fund’s and Janus Henderson Dividend & Income Builder Fund’s investment portfolios subject to the general oversight of Janus Capital. Perkins is responsible for the day-to-day management of the equity portion of Janus Henderson Value Plus Income Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays HIML a subadvisory fee from its investment advisory fee for managing Janus Henderson All Asset Fund and Janus Henderson Dividend & Income Builder Fund. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing a portion of Janus Henderson Value Plus Income Fund.
The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment
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advisory fee rate is aggregated to include all investment advisory fees paid by a Fund. The rate shown is a fixed rate based on each Fund’s average daily net assets.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Adaptive Global Allocation Fund	First $2 Billion	0.75
	Next $2 Billion	0.72
	Over $4 Billion	0.70	0.32
Janus Henderson All Asset Fund	All Asset Levels	0.40	0.33
Janus Henderson Dividend & Income Builder Fund	First $1 Billion	0.75
	Next $1 Billion	0.65
	Over $2 Billion	0.55	0.00
Janus Henderson Value Plus Income Fund	All Asset Levels	0.60	0.24

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. With respect to Janus Henderson Adaptive Global Allocation Fund, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. This additional contractual waiver will remain in effect until November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements (as applicable) is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. In addition, with respect to Janus Henderson Adaptive Global Allocation Fund, Janus Capital shall reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Adaptive Global Allocation Fund(1)	0.71
Janus Henderson All Asset Fund	0.51
Janus Henderson Dividend & Income Builder Fund	0.84
Janus Henderson Value Plus Income Fund	0.68

(1)	For a period beginning with the Fund’s commencement of operations (June 23, 2015) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Subadvisers
Henderson Investment Management Limited (“HIML”) serves as subadviser to Janus Henderson All Asset Fund and Janus Henderson Dividend & Income Builder Fund. HIML, 201 Bishopsgate, London UK EC2M 3AE, is a global money manager
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providing a full spectrum of investment products and services to institutions and individuals around the world. As subadviser, HIML provides day-to-day management of Janus Henderson All Asset Fund’s and Janus Henderson Dividend & Income Builder Fund’s investment operations. HIML is an indirect, wholly-owned subsidiary of Janus Henderson Group plc.
Perkins Investment Management LLC (“Perkins”) serves as subadviser to Janus Henderson Value Plus Income Fund, and has served in such capacity since the Fund’s inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the equity portion of Janus Henderson Value Plus Income Fund’s investment operations, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Adaptive Global Allocation Fund

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Ashwin Alankar, Ph.D., is Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2015. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.
Enrique Chang is Global Chief Investment Officer of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since June 2015. Mr. Chang is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.
Janus Henderson All Asset Fund

Paul O’Connor is Head of Multi-Asset and Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson All Asset Fund since 2013. Mr. O’Connor joined Henderson Global Investors in 2013. Prior to joining Henderson Global Investors, Mr. O’Connor served as Head of Asset Allocation at Mercer Partners from 2011 to 2013.
Janus Henderson Dividend & Income Builder Fund

Alex Crooke is Head of Global Equity Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Crooke joined Henderson Global Investors in 1994.
Job Curtis is Director of Global Equity Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Curtis joined Touche Remnant in 1987, which was subsequently purchased by Henderson Global Investors in 1992.
Ben Lofthouse, CFA, is Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since 2014. Mr. Lofthouse joined Henderson Global Investors in 2004.
Jenna Barnard, CFA, is Co-Head of Retail Fixed Income and Co-Portfolio Manager of the Fund. She has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Ms. Barnard joined Henderson Global Investors in 2002.
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John Pattullo, is Co-Head of Retail Fixed Income and Co-Portfolio Manager of the Fund. He has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson Dividend & Income Builder Fund since its inception in 2012. Mr. Pattullo joined Henderson Global Investors in 1997.
Janus Henderson Value Plus Income Fund

Equity Investments
Portfolio Manager Theodore M. Thome is responsible for the day-to-day management of the Fund’s equity investments.
Theodore M. Thome, CFA, is Co-Portfolio Manager of Janus Henderson Value Plus Income Fund, which he has co-managed since July 2010. Mr. Thome joined Perkins in September 2002 as a research analyst covering the healthcare industry. He holds a Bachelor of Science degree in Life Science from the United States Military Academy at West Point and a Master of Business Administration with concentrations in finance and accounting from the University of Chicago Booth School of Business. Mr. Thome holds the Chartered Financial Analyst designation.
Fixed-Income Investments
Portfolio Manager Darrell Watters is responsible for the day-to-day management of the Fund’s fixed-income investments.
Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Henderson Value Plus Income Fund, which he has co-managed since July 2010. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Additionally, the portfolio managers for Janus Henderson Adaptive Global Allocation Fund consult with Myron Scholes, who assisted in the development of certain proprietary models used for the Fund, including the options implied information model. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at the Stanford Graduate School of Business, a Nobel Laureate in Economic Sciences in 1997 for a method for determining the value of derivatives, and is the co-originator of the Black-Scholes options pricing model. The portfolio managers and Mr. Scholes periodically review the broad market, macroeconomic conditions, and other global financial factors that may impact the Fund’s allocation of assets among the underlying funds and asset classes.
Conflicts of Interest
Janus Capital, HIML, and Perkins each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Dividend & Income Builder Fund are normally declared and distributed quarterly. Dividends from net investment income for Janus Henderson Value Plus Income Fund are normally declared and distributed monthly. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment
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income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
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The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For
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instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the
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security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
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Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the
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class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates
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with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of
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its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
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Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
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You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
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Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
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Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
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While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or
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excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
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Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Janus Henderson All Asset Fund, Janus Henderson Dividend & Income Builder Fund, and Janus Henderson Value Plus Income Fund may occasionally provide top performance contributors/detractors monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Janus Henderson Adaptive Global Allocation Fund may elect to provide the top performance contributors/detractors monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance. For Janus Henderson Value Plus Income Fund, top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may
81	Janus Investment Fund

exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
82	Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Adaptive Global Allocation Fund – Class A
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.49	$9.69	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.09	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.06	(0.23)	(0.32)
Total from investment operations	1.15	(0.18)	(0.31)
Less distributions:
Dividends from net investment income	(0.09)	(0.02)	—
Distributions from capital gains	—	—	—
Total distributions	(0.09)	(0.02)	—
Net asset value, end of period	$10.55	$9.49	$9.69
Total return(3)	12.17%	(1.85)%	(3.10)%
Net assets, end of period (in thousands)	$743	$571	$485
Average net assets for the period (in thousands)	$609	$530	$496
Ratio of gross expenses to average net assets(4)	1.52%	1.54%	13.45%
Ratio of net expenses to average net assets(4)	1.07%	1.09%	1.07%
Ratio of net investment income/(loss) to average net assets(4)	0.86%	0.55%	5.04%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
83	Janus Investment Fund

Janus Henderson Adaptive Global Allocation Fund – Class C
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.44	$9.69	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.01	(0.01)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.05	(0.23)	(0.32)
Total from investment operations	1.06	(0.24)	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	(0.01)	—
Distributions from capital gains	—	—	—
Total distributions	(0.02)	(0.01)	—
Net asset value, end of period	$10.48	$9.44	$9.69
Total return(3)	11.21%	(2.52)%	(3.10)%
Net assets, end of period (in thousands)	$1,225	$1,046	$24
Average net assets for the period (in thousands)	$1,112	$827	$25
Ratio of gross expenses to average net assets(4)	2.27%	2.29%	14.19%
Ratio of net expenses to average net assets(4)	1.83%	1.84%	1.82%
Ratio of net investment income/(loss) to average net assets(4)	0.05%	(0.06)%	4.29%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
84	Janus Investment Fund

Janus Henderson Adaptive Global Allocation Fund – Class S
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.48	$9.69	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.07	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.06	(0.24)	(0.32)
Total from investment operations	1.13	(0.19)	(0.31)
Less distributions:
Dividends from net investment income	(0.08)	(0.02)	—
Distributions from capital gains	—	—	—
Total distributions	(0.08)	(0.02)	—
Net asset value, end of period	$10.53	$9.48	$9.69
Total return(3)	11.95%	(1.99)%	(3.10)%
Net assets, end of period (in thousands)	$1,183	$1,057	$24
Average net assets for the period (in thousands)	$1,110	$831	$25
Ratio of gross expenses to average net assets(4)	1.75%	1.78%	13.69%
Ratio of net expenses to average net assets(4)	1.17%	1.24%	1.32%
Ratio of net investment income/(loss) to average net assets(4)	0.70%	0.53%	4.79%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
85	Janus Investment Fund

Janus Henderson Adaptive Global Allocation Fund – Class I
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.51	$9.69	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.17	0.09	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.00	(0.24)	(0.32)
Total from investment operations	1.17	(0.15)	(0.31)
Less distributions:
Dividends from net investment income	(0.11)	(0.03)	—
Distributions from capital gains	—	—	—
Total distributions	(0.11)	(0.03)	—
Net asset value, end of period	$10.57	$9.51	$9.69
Total return(3)	12.42%	(1.55)%	(3.10)%
Net assets, end of period (in thousands)	$4,596	$1,090	$48
Average net assets for the period (in thousands)	$1,802	$854	$50
Ratio of gross expenses to average net assets(4)	1.40%	1.28%	13.19%
Ratio of net expenses to average net assets(4)	0.80%	0.83%	0.82%
Ratio of net investment income/(loss) to average net assets(4)	1.69%	0.94%	5.29%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
86	Janus Investment Fund

Janus Henderson Adaptive Global Allocation Fund – Class N
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.51	$9.70	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.10	0.07	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.06	(0.23)	(0.31)
Total from investment operations	1.16	(0.16)	(0.30)
Less distributions:
Dividends from net investment income	(0.11)	(0.03)	—
Distributions from capital gains	—	—	—
Total distributions	(0.11)	(0.03)	—
Net asset value, end of period	$10.56	$9.51	$9.70
Total return(3)	12.43%	(1.65)%	(3.00)%
Net assets, end of period (in thousands)	$48,806	$48,423	$53,702
Average net assets for the period (in thousands)	$48,134	$49,786	$9,234
Ratio of gross expenses to average net assets(4)	1.24%	1.27%	67.74%
Ratio of net expenses to average net assets(4)	0.81%	0.83%	0.82%
Ratio of net investment income/(loss) to average net assets(4)	1.03%	0.73%	6.84%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
87	Janus Investment Fund

Janus Henderson Adaptive Global Allocation Fund – Class T
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.50	$9.69	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.09	0.07	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.06	(0.24)	(0.32)
Total from investment operations	1.15	(0.17)	(0.31)
Less distributions:
Dividends from net investment income	(0.10)	(0.02)	—
Distributions from capital gains	—	—	—
Total distributions	(0.10)	(0.02)	—
Net asset value, end of period	$10.55	$9.50	$9.69
Total return(3)	12.17%	(1.72)%	(3.10)%
Net assets, end of period (in thousands)	$2,291	$1,085	$48
Average net assets for the period (in thousands)	$1,204	$856	$50
Ratio of gross expenses to average net assets(4)	1.51%	1.53%	13.44%
Ratio of net expenses to average net assets(4)	0.94%	1.00%	1.07%
Ratio of net investment income/(loss) to average net assets(4)	0.95%	0.77%	5.04%
Portfolio turnover rate	302% (5)	122%	10%

(1)	Period June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
88	Janus Investment Fund

Janus Henderson All Asset Fund – Class A
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013	2012 (2)
Net asset value, beginning of period	$10.12	$10.55	$10.76	$10.52	$9.93	$10.00
Income from investment operations:
Net investment income/loss)(3)	0.09	0.08	0.09	0.10	0.09	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.53	(0.17)	0.12	0.56	0.61	(0.08)
Total from investment operations	0.62	(0.09)	0.21	0.66	0.70	(0.07)
Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.14)	(0.11)	(0.09)	—
Distributions from capital gains	—	(0.31)	(0.28)	(0.31)	(0.02)	—
Total distributions	(0.04)	(0.34)	(0.42)	(0.42)	(0.11)	—
Net asset value, end of period	$10.70	$10.12	$10.55	$10.76	$10.52	$9.93
Total return(4)	6.18%	(0.71)%	1.94%	6.44%	7.05%	(0.70)%
Net assets, end of period (in thousands)	$1,862	$4,011	$6,396	$8,929	$12,023	$5,740
Average net assets for the period (in thousands)	$3,232	$4,935	$7,122	$10,041	$10,644	$1,617
Ratio of gross expenses to average net assets(5)(6)	1.01%	0.95% (7)	0.91%	0.93%	1.10%	2.13%
Ratio of net expenses to average net assets(5)(6)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income/(loss) to average net assets(5)(6)	0.91%	0.84%	0.88%	0.94%	0.86%	0.43%
Portfolio turnover rate	55%	44%	19%	52%	37%	7%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period March 30, 2012 (inception date) through July 31, 2012.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.
89	Janus Investment Fund

Janus Henderson All Asset Fund – Class C
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013	2012 (2)
Net asset value, beginning of period	$9.93	$10.39	$10.63	$10.43	$9.91	$10.00
Income from investment operations:
Net investment income/(loss)(3)	0.02	0.01	0.02	0.02	0.02	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.51	(0.16)	0.10	0.56	0.59	(0.08)
Total from investment operations	0.53	(0.15)	0.12	0.58	0.61	(0.09)
Less distributions:
Dividends from net investment income	—	—	(0.08)	(0.07)	(0.07)	—
Distributions from capital gains	—	(0.31)	(0.28)	(0.31)	(0.02)	—
Total distributions	—	(0.31)	(0.36)	(0.38)	(0.09)	—
Net asset value, end of period	$10.46	$9.93	$10.39	$10.63	$10.43	$9.91
Total return(4)	5.34%	(1.37)%	1.14%	5.61%	6.18%	(0.90)%
Net assets, end of period (in thousands)	$7,979	$9,247	$10,824	$11,094	$9,357	$1,013
Average net assets for the period (in thousands)	$8,949	$9,422	$11,557	$10,389	$5,333	$376
Ratio of gross expenses to average net assets(5)(6)	1.78%	1.71% (7)	1.68%	1.67%	1.80%	4.49%
Ratio of net expenses to average net assets(5)(6)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net assets(5)(6)	0.22%	0.09%	0.18%	0.20%	0.20%	(0.24)%
Portfolio turnover rate	55%	44%	19%	52%	37%	7%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period March 30, 2012 (inception date) through July 31, 2012.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.
90	Janus Investment Fund

Janus Henderson All Asset Fund – Class S
Period ended June 30 2017(1)
Net asset value, beginning of period	$10.76
Income from investment operations:
Net investment income/(loss)(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.12) (3)
Total from investment operations	(0.09)
Less distributions:
Dividends from net investment income	—
Distributions from capital gains	—
Total distributions	—
Net asset value, end of period	$10.67
Total return(4)	(0.84)%
Net assets, end of period (in thousands)	$50
Average net assets for the period (in thousands)	$50
Ratio of Gross Expenses to average net assets(5)(6)	1.26%
Ratio of net expenses to average net assets(5)(6)	1.09%
Ratio of net investment income/(loss) to average net assets(5)(6)	3.31%
Portfolio turnover rate	55%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
91	Janus Investment Fund

Janus Henderson All Asset Fund – Class I
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013	2012 (2)
Net asset value, beginning of period	$10.10	$10.55	$10.77	$10.54	$9.94	$10.00
Income from investment operations:
Net investment income/(loss)(3)	0.11	0.07	0.13	0.13	0.11	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.53	(0.13)	0.10	0.56	0.61	(0.08)
Total from investment operations	0.64	(0.06)	0.23	0.69	0.72	(0.06)
Less distributions;
Dividends from net investment income	(0.07)	(0.08)	(0.17)	(0.15)	(0.10)	—
Distributions from capital gains	—	(0.31)	(0.28)	(0.31)	(0.02)	—
Total distributions	(0.07)	(0.39)	(0.45)	(0.46)	(0.12)	—
Net asset value, end of period	$10.67	$10.10	$10.55	$10.77	$10.54	$9.94
Total return(4)	6.38%	(0.45)%	2.20%	6.72%	7.28%	(0.60)%
Net assets, end of period (in thousands)	$7,334	$10,750	$44,333	$46,867	$43,221	$28,875
Average net assets for the period (in thousands)	$8,349	$22,035	$45,011	$52,153	$35,799	$27,898
Ratio of gross expenses to average net assets(5)(6)	0.79%	0.68% (7)	0.63%	0.62%	0.79%	1.41%
Ratio of net expenses to average net assets(5)(6)	0.59%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income/(loss) to average net assets(5)(6)	1.19%	0.69%	1.18%	1.22%	1.10%	0.52%
Portfolio turnover rate	55%	44%	19%	52%	37%	7%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period March 30, 2012 (inception date) through July 31, 2012.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.
92	Janus Investment Fund

Janus Henderson All Asset Fund – Class N
	Period ended June 30 2017(1)	Period ended July 31 2016(2)
Net asset value, beginning of period	$10.09	$10.25
Income from investment operations:
Net investment income/(loss)(3)	0.12	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.52	0.11 (4)
Total from investment operations	0.64	0.23
Less distributions:
Dividends from net investment income	(0.08)	(0.08)
Distributions from capital gains	—	(0.31)
Total distributions	(0.08)	(0.39)
Net asset value, end of period	$10.65	$10.09
Total return(5)	6.43%	2.37%
Net assets, end of period (in thousands)	$30,774	$29,020
Average net assets for the period (in thousands)	$29,638	$27,943
Ratio of gross expenses to average net assets(6)(7)	0.71%	0.64% (8)
Ratio of net expenses to average net assets(6)(7)	0.60%	0.60%
Ratio of net investment income/(loss) to average net assets(6)(7)	1.24%	1.88%
Portfolio turnover rate	55%	44%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period November 30, 2015 (inception date) through July 31, 2016.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(8)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.
93	Janus Investment Fund

Janus Henderson All Asset Fund – Class T
Period ended June 30 2017(1)
Net asset value, beginning of period	$10.76
Income from investment operations:
Net investment income/(loss)(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.12) (3)
Total from investment operations	(0.09)
Less distributions:
Dividends from net investment income	—
Distributions from capital gains	—
Total distributions	—
Net asset value, end of period	$10.67
Total return(4)	(0.84)%
Net assets, end of period (in thousands)	$50
Average net assets for the period (in thousands)	$50
Ratio of Gross Expenses to average net assets(5)(6)	0.99%
Ratio of net expenses to average net assets(5)(6)	0.82%
Ratio of net investment income/(loss) to average net assets(5)(6)	3.58%
Portfolio turnover rate	55%

(1)	Period June 5, 2017 through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
94	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class A
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$12.16	$12.50	$12.57	$11.40	$10.00
Income from investment operations:
Net investment income (loss)(3)	0.38	0.40	0.35	0.40	0.33
Net gain/(loss) on investments (both realized and unrealized)	0.75	(0.40) (4)	0.11	1.10	1.33
Total from investment operations	1.13	—	0.46	1.50	1.66
Less distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.33)	(0.31)	(0.26)
Distributions from capital gains	—	—	(0.20)	(0.02)	—
Total distributions	(0.35)	(0.34)	(0.53)	(0.33)	(0.26)
Net asset value, end of period	$12.94	$12.16	$12.50	$12.57	$11.40
Total return(5)	9.44%	0.19%	3.81%	13.26%	16.79%
Net assets, end of period (in thousands)	$25,824	$40,869	$15,959	$14,308	$1,891
Average net assets for the period (in thousands)	$29,932	$30,357	$15,010	$12,099	$327
Ratio of gross expenses to average net assets(6)	1.23%	1.27% (7)	1.46%	1.94%	7.35%
Ratio of net expenses to average net assets(6)	1.23%	1.27% (8)	1.30%	1.30%	1.30%
Ratio of net investment income/(loss) to average net assets(6)	3.36%	3.37% (9)	2.84%	3.20%	2.98%
Portfolio turnover rate	55%	39%	26%	78%	188%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period August 1, 2012 (inception date) through July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.
(8)	The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(9)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
95	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class C
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$12.05	$12.40	$12.49	$11.35	$10.00
Income from investment operations:
Net investment income (loss)(3)	0.30	0.30	0.26	0.30	0.25
Net gain/(loss) on investments (both realized and unrealized)	0.73	(0.39) (4)	0.10	1.10	1.33
Total from investment operations	1.03	(0.09)	0.36	1.40	1.58
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.25)	(0.24)	(0.23)
Distributions from capital gains	—	—	(0.20)	(0.02)	—
Total distributions	(0.27)	(0.26)	(0.45)	(0.26)	(0.23)
Net asset value, end of period	$12.81	$12.05	$12.40	$12.49	$11.35
Total return(5)	8.62%	(0.58)%	3.00%	12.45%	15.94%
Net assets, end of period (in thousands)	$30,671	$33,327	$13,846	$4,525	$463
Average net assets for the period (in thousands)	$32,821	$24,477	$10,077	$2,561	$128
Ratio of gross expenses to average net assets(6)	2.01%	2.04% (7)	2.23%	2.68%	8.17%
Ratio of net expenses to average net assets(6)	2.01%	2.03% (8)	2.05%	2.05%	2.05%
Ratio of net investment income/(loss) to average net assets(6)	2.68%	2.55% (9)	2.15%	2.38%	2.32%
Portfolio turnover rate	55%	39%	26%	78%	188%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period August 1, 2012 (inception date) through July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.
(8)	The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(9)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
96	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class S
Period ended June 30 2017(1)
Net asset value, beginning of period	$13.18
Income from investment operations:
Net investment income/(loss)(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.16) (3)
Total from investment operations	(0.13)
Less distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	—
Total distributions	(0.12)
Net asset value, end of period	$12.93
Total return(4)	(0.97)%
Net assets, end of period (in thousands)	$49
Average net assets for the period (in thousands)	$50
Ratio of gross expenses to average net assets(5)	1.44%
Ratio of net expenses to average net assets(5)	1.44%
Ratio of net investment income/(loss) to average net assets(5)	3.22%
Turnover rate	55%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
97	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class I
	Period ended June 30 2017(1)	Years or Period ended July 31
		2016	2015	2014	2013 (2)
Net asset value, beginning of period	$12.16	$12.49	$12.57	$11.39	$10.00
Income from investment operations:
Net investment income (loss)(3)	0.45	0.40	0.39	0.44	0.46
Net gain/(loss) on investments (both realized and unrealized)	0.71	(0.37) (4)	0.09	1.09	1.22
Total from investment operations	1.16	0.03	0.48	1.53	1.68
Less distributions:
Dividends from net investment income	(0.38)	(0.36)	(0.36)	(0.33)	(0.29)
Distributions from capital gains	—	—	(0.20)	(0.02)	—
Total distributions	(0.38)	(0.36)	(0.56)	(0.35)	(0.29)
Net asset value, end of period	$12.94	$12.16	$12.49	$12.57	$11.39
Total return(5)	9.70%	0.48%	3.97%	13.56%	17.01%
Net assets, end of period (in thousands)	$78,630	$46,454	$24,356	$8,156	$1,463
Average net assets for the period (in thousands)	$66,190	$36,087	$14,987	$4,251	$1,982
Ratio of gross expenses to average net assets(6)	1.00%	1.04% (7)	1.24%	1.66%	7.11%
Ratio of net expenses to average net assets(6)	1.00%	1.04% (8)	1.05%	1.05%	1.05%
Ratio of net investment income/(loss) to average net assets(6)	3.97%	3.37% (9)	3.13%	3.50%	4.18%
Portfolio turnover rate	55%	39%	26%	78%	188%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period August 1, 2012 (inception date) through July 31, 2013.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.
(8)	The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(9)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
98	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class N
	Period ended June 30 2017(1)	Period ended July 31 2016(2)
Net asset value, beginning of period	$12.17	$11.95
Income from investment operations:
Net investment income (loss)(3)	0.40	0.28
Net gain/(loss) on investments (both realized and unrealized)	0.73	0.17
Total from investment operations	1.13	0.45
Less distributions:
Dividends from net investment income	(0.39)	(0.23)
Distributions from capital gains	—	—
Total distributions	(0.39)	(0.23)
Net asset value, end of period	$12.91	$12.17
Total return(4)	9.44%	3.93%
Net assets, end of period (in thousands)	$50	$403
Average net assets for the period (in thousands)	$281	$406
Ratio of gross expenses to average net assets(5)	1.12%	1.09% (6)
Ratio of net expenses to average net assets(5)	1.06%	1.03% (7)
Ratio of net investment income/(loss) to average net assets(5)	3.58%	3.51% (8)
Portfolio turnover rate	55%	39%

(1)	The Fund changed its fiscal year end from July 31 to June 30 effective June 30, 2017.
(2)	Period November 30, 2015 (inception date) through July 31, 2016.
(3)	Per share amounts are calculated using the average shares outstanding method.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.
(7)	The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.
(8)	The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.
99	Janus Investment Fund

Janus Henderson Dividend & Income Builder Fund – Class T
Period ended June 30 2017(1)
Net asset value, beginning of period	$13.18
Income from investment operations:
Net investment income/(loss)(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.16) (3)
Total from investment operations	(0.13)
Less distributions:
Dividends (from net investment income)	(0.12)
Distributions (from capital gains)	—
Total distributions	(0.12)
Net asset value, end of period	$12.93
Total return(4)	(0.96)%
Net assets, end of period (in thousands)	$59
Average net assets for the period (in thousands)	$52
Ratio of gross expenses to average net assets(5)	1.20%
Ratio of net expenses to average net assets(5)	1.19%
Ratio of net investment income/(loss) to average net assets(5)	3.48%
Portfolio turnover rate	55%

(1)	Period June 5, 2017 (inception date) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
100	Janus Investment Fund

Janus Henderson Value Plus Income Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.87	$11.26	$12.26	$11.68	$10.86
Income from investment operations:
Net investment income/(loss)	0.24 (1)	0.24 (1)	0.22 (1)	0.23 (1)	0.30
Net gain/(loss) on investments (both realized and unrealized)	1.01	(0.14)	0.05	1.29	1.07
Total from investment operations	1.25	0.10	0.27	1.52	1.37
Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.29)	(0.30)	(0.29)
Distributions from capital gains	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total distributions	(0.40)	(0.49)	(1.27)	(0.94)	(0.55)
Net asset value, end of period	$11.72	$10.87	$11.26	$12.26	$11.68
Total return	11.71%	1.01%	2.25%	13.61%	12.82%
Net assets, end of period (in thousands)	$7,130	$6,082	$6,213	$6,603	$6,200
Average net assets for the period (in thousands)	$6,531	$5,981	$6,599	$6,341	$5,545
Ratio of gross expenses to average net assets	1.29%	1.38%	1.43%	1.35%	1.36%
Ratio of net expenses to average net assets	0.95%	0.94%	0.97%	1.01%	1.01%
Ratio of net investment income/(loss) to average net assets	2.14%	2.19%	1.84%	1.94%	2.39%
Portfolio turnover rate	86%	77%	89%	95%	97%

(1)	Per share amounts are calculated using the average shares outstanding method.
101	Janus Investment Fund

Janus Henderson Value Plus Income Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.90	$11.28	$12.29	$11.71	$10.89
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.16 (1)	0.13 (1)	0.15 (1)	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.99	(0.13)	0.04	1.28	1.08
Total from investment operations	1.15	0.03	0.17	1.43	1.29
Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.20)	(0.21)	(0.21)
Distributions from capital gains	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total distributions	(0.31)	(0.41)	(1.18)	(0.85)	(0.47)
Net asset value, end of period	$11.74	$10.90	$11.28	$12.29	$11.71
Total return	10.71%	0.38%	1.41%	12.78%	12.03%
Net assets, end of period (in thousands)	$5,649	$6,283	$7,029	$6,519	$5,485
Average net assets for the period (in thousands)	$5,470	$6,419	$6,880	$6,035	$5,223
Ratio of gross expenses to average net assets	2.06%	2.10%	2.18%	2.04%	2.13%
Ratio of net expenses to average net assets	1.72%	1.66%	1.72%	1.72%	1.76%
Ratio of net investment income/(loss) to average net assets	1.36%	1.47%	1.09%	1.23%	1.64%
Portfolio turnover rate	86%	77%	89%	95%	97%

(1)	Per share amounts are calculated using the average shares outstanding method.
102	Janus Investment Fund

Janus Henderson Value Plus Income Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.88	$11.26	$12.26	$11.69	$10.86
Income from investment operations:
Net investment income/(loss)	0.23 (1)	0.26 (1)	0.19 (1)	0.22 (1)	0.28
Net gain/(loss) on investments (both realized and unrealized)	1.01	(0.13)	0.05	1.28	1.08
Total from investment operations	1.24	0.13	0.24	1.50	1.36
Less distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.26)	(0.29)	(0.27)
Distributions from capital gains	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total distributions	(0.39)	(0.51)	(1.24)	(0.93)	(0.53)
Net asset value, end of period	$11.73	$10.88	$11.26	$12.26	$11.69
Total return	11.54%	1.28%	2.00%	13.42%	12.79%
Net assets, end of period (in thousands)	$1,993	$2,088	$2,063	$5,054	$4,453
Average net assets for the period (in thousands)	$1,950	$2,023	$2,428	$4,725	$4,258
Ratio of gross expenses to average net assets	1.53%	1.63%	1.64%	1.50%	1.59%
Ratio of net expenses to average net assets	1.07%	0.77%	1.18%	1.09%	1.15%
Ratio of net investment income/(loss) to average net assets	2.02%	2.37%	1.57%	1.87%	2.25%
Portfolio turnover rate	86%	77%	89%	95%	97%

(1)	Per share amounts are calculated using the average shares outstanding method.
103	Janus Investment Fund

Janus Henderson Value Plus Income Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.88	$11.27	$12.28	$11.70	$10.87
Income from investment operations:
Net investment income/(loss)	0.27 (1)	0.25 (1)	0.24 (1)	0.27 (1)	0.33
Net gain/(loss) on investments (both realized and unrealized)	1.00	(0.13)	0.05	1.28	1.07
Total from investment operations	1.27	0.12	0.29	1.55	1.40
Less distributions:
Dividends from net investment income	(0.28)	(0.25)	(0.32)	(0.33)	(0.31)
Distributions from capital gains	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total distributions	(0.42)	(0.51)	(1.30)	(0.97)	(0.57)
Net asset value, end of period	$11.73	$10.88	$11.27	$12.28	$11.70
Total return	11.91%	1.18%	2.39%	13.92%	13.16%
Net assets, end of period (in thousands)	$6,814	$3,149	$3,965	$10,794	$9,903
Average net assets for the period (in thousands)	$5,106	$3,682	$4,859	$9,694	$9,764
Ratio of gross expenses to average net assets	1.13%	1.21%	1.22%	1.02%	1.10%
Ratio of net expenses to average net assets	0.76%	0.77%	0.74%	0.71%	0.76%
Ratio of net investment income/(loss) to average net assets	2.33%	2.36%	2.00%	2.23%	2.63%
Portfolio turnover rate	86%	77%	89%	95%	97%

(1)	Per share amounts are calculated using the average shares outstanding method.
104	Janus Investment Fund

Janus Henderson Value Plus Income Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.88	$11.26	$12.27	$11.69	$10.86
Income from investment operations:
Net investment income/(loss)	0.24 (1)	0.26 (1)	0.22 (1)	0.25 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	1.01	(0.13)	0.04	1.28	1.08
Total from investment operations	1.25	0.13	0.26	1.53	1.39
Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.29)	(0.31)	(0.30)
Distributions from capital gains	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)
Total distributions	(0.41)	(0.51)	(1.27)	(0.95)	(0.56)
Net asset value, end of period	$11.72	$10.88	$11.26	$12.27	$11.69
Total return	11.63%	1.26%	2.18%	13.75%	13.01%
Net assets, end of period (in thousands)	$4,039	$1,627	$3,662	$9,037	$5,810
Average net assets for the period (in thousands)	$3,480	$2,419	$4,490	$6,739	$5,470
Ratio of gross expenses to average net assets	1.32%	1.32%	1.39%	1.25%	1.33%
Ratio of net expenses to average net assets	0.93%	0.73%	0.93%	0.87%	0.92%
Ratio of net investment income/(loss) to average net assets	2.14%	2.39%	1.82%	2.08%	2.48%
Portfolio turnover rate	86%	77%	89%	95%	97%

(1)	Per share amounts are calculated using the average shares outstanding method.
105	Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

106	Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
107	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
109	Janus Investment Fund

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
110	Janus Investment Fund

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
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short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Quantitative Equity**
Janus Henderson Emerging Markets Managed Volatility Fund	JOLAX	JOLCX	JOLSX	JOLIX	JOLNX	JOLTX
Janus Henderson Global Income Managed Volatility Fund	JGDAX	JGDCX	JGDSX	JGDIX	JGGNX	JDGTX
Janus Henderson International Managed Volatility Fund	JMIAX	JMICX	JMISX	JMIIX	JMRNX	JRMTX
Janus Henderson U.S. Managed Volatility Fund	JRSAX	JRSCX	JRSSX	JRSIX	JRSNX	JRSTX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “INTECH.” The name change for each Fund was effective on June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes four portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, Janus Henderson International Managed Volatility Fund, and Janus Henderson U.S. Managed Volatility Fund (together, the “INTECH Funds”) are subadvised by INTECH Investment Management LLC (“INTECH”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Emerging Markets Managed Volatility Fund	2
Janus Henderson Global Income Managed Volatility Fund	8
Janus Henderson International Managed Volatility Fund	15
Janus Henderson U.S. Managed Volatility Fund	21
Additional information about the Funds
Fees and expenses	27
Additional investment strategies and general portfolio policies	28
Risks of the Funds	30
Management of the Funds
Investment adviser	34
Management expenses	34
Subadviser	35
Investment personnel	36
Other information	38
Distributions and taxes	39
Shareholder’s guide
Pricing of fund shares	43
Choosing a share class	44
Distribution, servicing, and administrative fees	46
Payments to financial intermediaries by Janus Capital or its affiliates	47
Purchases	48
Exchanges	52
Redemptions	53
Excessive trading	54
Shareholder communications	57
Financial highlights	58
Appendix A – intermediary sales charge waivers and discounts	80
Glossary of investment terms	81
1	Janus Investment Fund

Fund summary

Janus Henderson Emerging Markets Managed Volatility Fund
Ticker:	JOLAX	Class A Shares	JOLSX	Class S Shares	JOLNX	Class N Shares
	JOLCX	Class C Shares	JOLIX	Class I Shares	JOLTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Emerging Markets Managed Volatility Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 48 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	6.32%	6.15%	6.62%	6.66%	6.60%	6.71%
Acquired Fund(2) Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(3)	7.62%	8.20%	7.92%	7.71%	7.65%	7.76%
Fee Waiver(3)	6.32%	6.16%	6.36%	6.59%	6.59%	6.45%
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.30%	2.04%	1.56%	1.12%	1.06%	1.31%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(3)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.95% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
2	Janus Henderson Emerging Markets Managed Volatility Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 1,285	$ 2,649	$ 3,942	$ 6,888
Class C Shares	$ 904	$ 2,344	$ 3,784	$ 7,001
Class S Shares	$ 780	$ 2,274	$ 3,681	$ 6,855
Class I Shares	$ 761	$ 2,220	$ 3,602	$ 6,742
Class N Shares	$ 755	$ 2,205	$ 3,580	$ 6,709
Class T Shares	$ 765	$ 2,233	$ 3,621	$ 6,769

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 1,285	$ 2,649	$ 3,942	$ 6,888
Class C Shares	$ 807	$ 2,344	$ 3,784	$ 7,001
Class S Shares	$ 780	$ 2,274	$ 3,681	$ 6,855
Class I Shares	$ 761	$ 2,220	$ 3,602	$ 6,742
Class N Shares	$ 755	$ 2,205	$ 3,580	$ 6,709
Class T Shares	$ 765	$ 2,233	$ 3,621	$ 6,769

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the Fund may include exchange-traded funds (“ETFs”) that provide exposure to certain emerging markets. The Fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the Fund’s benchmark index), but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile. Since inception, the Fund reduced volatility on average by approximately 25% relative to its named benchmark index (based on the standard deviation of monthly returns). As noted, the volatility reduction is expected to vary over time based on market conditions and other factors.
The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
3	Janus Henderson Emerging Markets Managed Volatility Fund

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Investment Process Risk.  The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.
Exchange-Traded Funds Risk.  The Fund may invest in ETFs to gain exposure to a particular portion of the market, including India local market securities. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
4	Janus Henderson Emerging Markets Managed Volatility Fund

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2015 4.32%	Worst Quarter: 3rd Quarter 2015 – 11.90%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 26.70%.
5	Janus Henderson Emerging Markets Managed Volatility Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	Since Inception (12/17/14)
Class I Shares
Return Before Taxes	1.36%	– 3.53%
Return After Taxes on Distributions	1.10%	– 3.91%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.09%	– 2.69%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%
Class A Shares
Return Before Taxes(2)	– 4.64%	– 6.48%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%
Class C Shares
Return Before Taxes(3)	– 0.66%	– 4.51%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%
Class S Shares
Return Before Taxes	1.09%	– 3.86%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%
Class N Shares
Return Before Taxes	– 5.61%	– 10.77%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%
Class T Shares
Return Before Taxes	1.33%	– 3.62%
MSCI Emerging Markets Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	11.19%	– 0.63%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI Emerging Markets Indexsm. The index is described below.
•	The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
6	Janus Henderson Emerging Markets Managed Volatility Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  INTECH Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Portfolio manager of INTECH since January 2015) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
7	Janus Henderson Emerging Markets Managed Volatility Fund

Fund summary

Janus Henderson Global Income Managed Volatility Fund
Ticker:	JGDAX	Class A Shares	JGDSX	Class S Shares	JGGNX	Class N Shares
	JGDCX	Class C Shares	JGDIX	Class I Shares	JDGTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Global Income Managed Volatility Fund seeks long-term growth of capital and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 48 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.25%	0.23%	0.38%	0.21%	0.13%	0.38%
Total Annual Fund Operating Expenses(2)	1.05%	1.78%	1.18%	0.76%	0.68%	0.93%
Fee Waiver(2)	0.20%	0.19%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.85%	1.59%	1.00%	0.58%	0.50%	0.75%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.50% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your
8	Janus Henderson Global Income Managed Volatility Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 676	$ 890	$ 1,121	$ 1,784
Class C Shares	$ 281	$ 560	$ 964	$ 2,095
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 676	$ 890	$ 1,121	$ 1,784
Class C Shares	$ 181	$ 560	$ 964	$ 2,095
Class S Shares	$ 120	$ 375	$ 649	$ 1,432
Class I Shares	$ 78	$ 243	$ 422	$ 942
Class N Shares	$ 69	$ 218	$ 379	$ 847
Class T Shares	$ 95	$ 296	$ 515	$ 1,143

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The Fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm (the Fund’s primary benchmark index). The Fund may also invest in foreign equity and debt securities. The Fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index (the Fund’s secondary benchmark index), but with lower absolute volatility. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile. The Fund transitioned to a managed volatility strategy in December 2014. Since January 2015, the Fund reduced volatility on average by approximately 15% relative to its secondary benchmark index (based on the standard deviation of monthly returns). As noted, the volatility reduction is expected to vary over time based on market conditions and other factors.
The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the secondary benchmark index. In pursuing its investment objective, the Fund will have exposure to investments that are tied economically to a number of countries throughout the world. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the secondary benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its secondary benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the secondary benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.
9	Janus Henderson Global Income Managed Volatility Fund

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Investment Process Risk.  The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Dividend Risk.  Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the
10	Janus Henderson Global Income Managed Volatility Fund

collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2016 8.11%	Worst Quarter: 3rd Quarter 2014 – 5.49%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 13.72%.
11	Janus Henderson Global Income Managed Volatility Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (12/15/11)
Class I Shares
Return Before Taxes	5.68%	8.96%	9.54%
Return After Taxes on Distributions	4.95%	7.62%	8.19%
Return After Taxes on Distributions and Sale of Fund Shares	3.81%	6.94%	7.42%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%
Class A Shares
Return Before Taxes(1)	– 0.61%	7.37%	7.97%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%
Class C Shares
Return Before Taxes(2)	3.67%	7.83%	8.42%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%
Class S Shares
Return Before Taxes	5.36%	8.65%	9.23%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%
Class N Shares
Return Before Taxes	5.09%	8.03%	8.61%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%
Class T Shares
Return Before Taxes	5.63%	8.75%	9.33%
MSCI World Indexsm (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	9.29%	8.21%	8.94%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI World Indexsm. The Fund also compares its performance to the MSCI World High Dividend Yield Index. The indices are described below.
•	The MSCI World Indexsm is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
12	Janus Henderson Global Income Managed Volatility Fund

•	The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The index includes large- and mid-capitalization stocks from developed markets across the Americas, Asia-Pacific, and Europe. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  INTECH Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Portfolio manager of INTECH since January 2015) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
13	Janus Henderson Global Income Managed Volatility Fund

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
14	Janus Henderson Global Income Managed Volatility Fund

Fund summary

Janus Henderson International Managed Volatility Fund
Ticker:	JMIAX	Class A Shares	JMISX	Class S Shares	JMRNX	Class N Shares
	JMICX	Class C Shares	JMIIX	Class I Shares	JRMTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson International Managed Volatility Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 48 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.40%	0.40%	0.52%	0.31%	0.31%	0.51%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.26%	0.80%	0.80%	1.00%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 292	$ 594	$ 1,021	$ 2,212
Class S Shares	$ 128	$ 400	$ 692	$ 1,523
Class I Shares	$ 82	$ 255	$ 444	$ 990
Class N Shares	$ 82	$ 255	$ 444	$ 990
Class T Shares	$ 102	$ 318	$ 552	$ 1,225

15	Janus Henderson International Managed Volatility Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 685	$ 916	$ 1,167	$ 1,881
Class C Shares	$ 192	$ 594	$ 1,021	$ 2,212
Class S Shares	$ 128	$ 400	$ 692	$ 1,523
Class I Shares	$ 82	$ 255	$ 444	$ 990
Class N Shares	$ 82	$ 255	$ 444	$ 990
Class T Shares	$ 102	$ 318	$ 552	$ 1,225

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The Fund may also invest in foreign equity and debt securities. The Fund seeks to produce returns in excess of the MSCI EAFE® Index (the Fund’s benchmark index), but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile. The Fund transitioned to a managed volatility strategy in December 2014. Since January 2015, the Fund reduced volatility on average by approximately 15% relative to its named benchmark index (based on the standard deviation of monthly returns). As noted, the volatility reduction is expected to vary over time based on market conditions and other factors.
The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the MSCI EAFE® Index. In pursuing its investment objective, the Fund will have exposure to investments that are tied economically to a number of countries throughout the world. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
16	Janus Henderson International Managed Volatility Fund

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Investment Process Risk.  The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.
Foreign Exposure Risk.  The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
17	Janus Henderson International Managed Volatility Fund

Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on October 28, 2016.
•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to October 28, 2016, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods prior to October 28, 2016, the performance may have been different.
The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, Class N Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 22.50%	Worst Quarter: 3rd Quarter 2008 – 20.70%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 23.01%.
18	Janus Henderson International Managed Volatility Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception of Predecessor Fund (5/2/07)
Class I Shares
Return Before Taxes	– 4.25%	6.92%	0.12%
Return After Taxes on Distributions	– 4.60%	5.90%	– 0.45%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 2.08%	5.53%	0.23%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%
Class A Shares
Return Before Taxes(2)	– 9.94%	5.35%	– 0.65%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%
Class C Shares
Return Before Taxes(3)	– 6.10%	6.36%	– 0.32%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%
Class S Shares
Return Before Taxes	– 4.66%	6.63%	– 0.07%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%
Class N Shares
Return Before Taxes	– 4.25%	6.92%	0.12%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%
Class T Shares
Return Before Taxes	– 4.34%	6.67%	– 0.77%
MSCI EAFE® Index (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	1.00%	6.53%	– 0.10%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the MSCI EAFE® Index. The index is described below.
•	The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
19	Janus Henderson International Managed Volatility Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  INTECH Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Portfolio manager of INTECH since January 2015) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
20	Janus Henderson International Managed Volatility Fund

Fund summary

Janus Henderson U.S. Managed Volatility Fund
Ticker:	JRSAX	Class A Shares	JRSSX	Class S Shares	JRSNX	Class N Shares
	JRSCX	Class C Shares	JRSIX	Class I Shares	JRSTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson U.S. Managed Volatility Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 48 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.16%	0.18%	0.36%	0.14%	0.06%	0.31%
Total Annual Fund Operating Expenses	0.92%	1.69%	1.12%	0.65%	0.57%	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 663	$ 851	$ 1,055	$ 1,641
Class C Shares	$ 272	$ 533	$ 918	$ 1,998
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
Class I Shares	$ 66	$ 208	$ 362	$ 810
Class N Shares	$ 58	$ 183	$ 318	$ 714
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

21	Janus Henderson U.S. Managed Volatility Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 663	$ 851	$ 1,055	$ 1,641
Class C Shares	$ 172	$ 533	$ 918	$ 1,998
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
Class I Shares	$ 66	$ 208	$ 362	$ 810
Class N Shares	$ 58	$ 183	$ 318	$ 714
Class T Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund seeks to produce returns in excess of the Russell 1000® Index (the Fund’s benchmark index), but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile. The Fund transitioned to a managed volatility strategy in December 2014. Since January 2015, the Fund reduced volatility on average by approximately 15% relative to its named benchmark index (based on the standard deviation of monthly returns). As noted, the volatility reduction is expected to vary over time based on market conditions and other factors.
The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.
The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
22	Janus Henderson U.S. Managed Volatility Fund

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Investment Process Risk.  The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on October 28, 2014.
•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
23	Janus Henderson U.S. Managed Volatility Fund

•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to October 28, 2014, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to October 28, 2014, the performance shown may have been different.
The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, Class N Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 3rd Quarter 2009 17.79%	Worst Quarter: 4th Quarter 2008 – 21.39%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 14.43%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	8.08%	13.93%	5.87%	6.90%
Return After Taxes on Distributions	7.70%	10.29%	3.96%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.88%	10.38%	4.28%	5.20%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%
24	Janus Henderson U.S. Managed Volatility Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (12/30/05)
Class A Shares
Return Before Taxes(2)	1.70%	12.25%	4.97%	6.05%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%
Class C Shares
Return Before Taxes(3)	5.97%	12.82%	4.84%	5.85%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%
Class S Shares
Return Before Taxes	7.73%	13.57%	5.45%	6.47%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%
Class N Shares
Return Before Taxes	8.16%	13.93%	5.87%	6.90%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%
Class T Shares
Return Before Taxes	8.00%	13.70%	5.57%	6.57%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	12.05%	14.69%	7.08%	7.82%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000® Index. The index is described below.
•	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.
After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
25	Janus Henderson U.S. Managed Volatility Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  INTECH Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Portfolio manager of INTECH since January 2015) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
26	Janus Henderson U.S. Managed Volatility Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

27	Janus Investment Fund

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Emerging Markets
To the extent that securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select this type of security. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Foreign Securities
To the extent that foreign securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where an issuer or company is located. There are no limitations on the countries in which the Funds may invest.
Investment Process
INTECH applies a mathematical investment process to construct an investment portfolio for each INTECH Fund. INTECH developed the formulas underlying this mathematical investment process. This process seeks, over time, to generate a return in excess of each Fund’s named benchmark index over the long term, while controlling the variability of each Fund’s returns. The mathematical investment process involves:
•	selecting stocks primarily from stocks within a Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of a Fund’s holdings.
INTECH seeks, over time, to outperform each Fund’s named benchmark index through its mathematical investment process. By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for each Fund in a manner that reduces the overall portfolio volatility below that of the named benchmark index. INTECH has designed certain controls to minimize the absolute risk of a Fund. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. Each Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
28	Janus Investment Fund

Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of INTECH’s mathematical investment process, a Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), and the nature of each Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by a Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in each portfolio to its target weighting versus each Fund’s respective benchmark index, as determined by INTECH’s mathematical investment process.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	debt securities (such as bonds, notes, and debentures)
•	other investment companies (such as exchange-traded funds)
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•	various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured
29	Janus Investment Fund

notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
Emerging Markets Risk.  As previously noted, Janus Henderson Emerging Markets Managed Volatility Fund will invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries,” and to the extent that securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” may be included in the other Funds’ respective named benchmark indices, INTECH’s mathematical investment process may select this type of security. Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than
30	Janus Investment Fund

investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Funds, particularly Janus Henderson Emerging Markets Managed Volatility Fund, may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, emerging markets risk, and commodity-linked investments risk.
Foreign Exposure Risk.  Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, and Janus Henderson International Managed Volatility Fund will invest in foreign securities either
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indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, which may include emerging markets. As previously noted, to the extent that foreign securities may be included in Janus Henderson U.S. Managed Volatility Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Investment Process Risk.  The focus on managed volatility may keep a Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation
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characteristics. In either case, a Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, a Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of a Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.
INTECH has designed certain controls to minimize the absolute risk of a Fund. For example, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in a Fund’s optimization. The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Funds.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the INTECH Funds’ investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.
The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory fees paid by a Fund. The rate shown is a fixed rate based on each Fund’s average daily net assets.
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Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Emerging Markets Managed Volatility Fund	First $2 Billion Next $1 Billion Over $3 Billion	0.95 0.92 0.90	0.00
Janus Henderson Global Income Managed Volatility Fund	All Asset Levels	0.55	0.37
Janus Henderson International Managed Volatility Fund	All Asset Levels	0.55	0.49
Janus Henderson U.S. Managed Volatility Fund	All Asset Levels	0.50	0.51

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Emerging Markets Managed Volatility Fund	0.95
Janus Henderson Global Income Managed Volatility Fund	0.50
Janus Henderson International Managed Volatility Fund	0.95
Janus Henderson U.S. Managed Volatility Fund	0.79

Subadviser
INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Funds. INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the INTECH Funds. Janus Capital owns approximately 97% of INTECH.
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Investment personnel
A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of the INTECH Funds.
Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.
Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.
Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.
Phillip Whitman, Ph.D., has been portfolio manager of INTECH since January 2015. Dr. Whitman, previously Director of Research from November 2012 to January 2015, joined INTECH in November 2010 as Associate Director of Research. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.
Information about the investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and INTECH each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be
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greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Henderson Global Income Managed Volatility Fund are normally declared and distributed monthly. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net
39	Janus Investment Fund

investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
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The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
41	Janus Investment Fund

Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For
42	Janus Investment Fund

instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the
43	Janus Investment Fund

security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
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Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the
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class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates
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with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of
48	Janus Investment Fund

its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
49	Janus Investment Fund

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
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You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
51	Janus Investment Fund

Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
52	Janus Investment Fund

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
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While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or
54	Janus Investment Fund

excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
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Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
Each Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
•	Top Holdings. Each Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be
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made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Emerging Markets Managed Volatility Fund – Class A
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.48	$10.49	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.08	0.18	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.01	(1.03)	0.43
Total from investment operations	1.09	(0.85)	0.49
Less distributions:
Dividends from net investment income	(0.10)	(0.08)	—
Distributions from capital gains	—	(0.08)	—
Total distributions	(0.10)	(0.16)	—
Net asset value, end of period	$10.47	$9.48	$10.49
Total return(3)	11.64%	(8.06)%	4.90%
Net assets, end of period (in thousands)	$169	$145	$157
Average net assets for the period (in thousands)	$152	$140	$159
Ratio of gross expenses to average net assets(4)	7.53%	10.33%	36.27%
Ratio of net expenses to average net assets(4)	1.29%	1.30%	1.31%
Ratio of net investment income/(loss) to average net assets(4)	0.85%	1.89%	1.05%
Portfolio turnover rate	116%	84%	43%

(1)	Period December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
58	Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund – Class C
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.44	$10.44	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.01	0.10	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.01	(1.02)	0.42
Total from investment operations	1.02	(0.92)	0.44
Less distributions:
Dividends from net investment income	(0.02)	— (3)	—
Distributions from capital gains	—	(0.08)	—
Total distributions	(0.02)	(0.08)	—
Net asset value, end of period	$10.44	$9.44	$10.44
Total return(4)	10.85%	(8.77)%	4.40%
Net assets, end of period (in thousands)	$84	$48	$52
Average net assets for the period (in thousands)	$52	$46	$53
Ratio of gross expenses to average net assets(5)	8.12%	11.11%	37.08%
Ratio of net expenses to average net assets(5)	2.05%	2.08%	2.09%
Ratio of net investment income/(loss) to average net assets(5)	0.14%	1.11%	0.27%
Portfolio turnover rate	116%	84%	43%

(1)	Period December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Less than $0.005 on a per share basis.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
59	Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund – Class S
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.48	$10.47	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.07	0.17	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.01	(1.02)	0.43
Total from investment operations	1.08	(0.85)	0.47
Less distributions:
Dividends from net investment income	(0.09)	(0.06)	—
Distributions from capital gains	—	(0.08)	—
Total distributions	(0.09)	(0.14)	—
Net asset value, end of period	$10.47	$9.48	$10.47
Total return(3)	11.52%	(8.06)%	4.70%
Net assets, end of period (in thousands)	$54	$48	$52
Average net assets for the period (in thousands)	$50	$47	$53
Ratio of gross expenses to average net assets(4)	7.83%	10.55%	36.54%
Ratio of net expenses to average net assets(4)	1.42%	1.33%	1.58%
Ratio of net investment income/(loss) to average net assets(4)	0.71%	1.87%	0.78%
Portfolio turnover rate	116%	84%	43%

(1)	Period December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
60	Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund – Class I
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.49	$10.50	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.10	0.21	0.10
Net gain/(loss) on investments (both realized and unrealized)	1.01	(1.04)	0.40
Total from investment operations	1.11	(0.83)	0.50
Less distributions:
Dividends from net investment income	(0.12)	(0.10)	—
Distributions from capital gains	—	(0.08)	—
Total distributions	(0.12)	(0.18)	—
Net asset value, end of period	$10.48	$9.49	$10.50
Total return(3)	11.93%	(7.82)%	5.00%
Net assets, end of period (in thousands)	$831	$664	$305
Average net assets for the period (in thousands)	$765	$391	$181
Ratio of gross expenses to average net assets(4)	7.62%	9.29%	27.37%
Ratio of net expenses to average net assets(4)	1.10%	1.04%	1.05%
Ratio of net investment income/(loss) to average net assets(4)	0.97%	2.30%	1.79%
Portfolio turnover rate	116%	84%	43%

(1)	Period December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
61	Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund – Class T
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.49	$10.49	$10.00
Income from investment operations:
Net investment income/(loss)(2)	0.09	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.01	(1.02)	0.43
Total from investment operations	1.10	(0.83)	0.49
Less distributions:
Dividends from net investment income	(0.11)	(0.09)	—
Distributions from capital gains	—	(0.08)	—
Total distributions	(0.11)	(0.17)	—
Net asset value, end of period	$10.48	$9.49	$10.49
Total return(3)	11.78%	(7.89)%	4.90%
Net assets, end of period (in thousands)	$174	$175	$169
Average net assets for the period (in thousands)	$170	$155	$165
Ratio of gross expenses to average net assets(4)	7.67%	10.26%	35.55%
Ratio of net expenses to average net assets(4)	1.18%	1.11%	1.32%
Ratio of net investment income/(loss) to average net assets(4)	0.93%	2.10%	1.07%
Portfolio turnover rate	116%	84%	43%

(1)	Period December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
62	Janus Investment Fund

Janus Henderson Global Income Managed Volatility Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.84	$11.45	$12.95	$11.60	$10.40
Income from investment operations:
Net investment income/(loss)	0.32 (1)	0.42 (1)	0.33 (1)	0.57 (1)	0.35
Net gain/(loss) on investments (both realized and unrealized)	0.57	1.40	(1.08)	1.86	1.24
Total from investment operations	0.89	1.82	(0.75)	2.43	1.59
Less distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.44)	(0.43)	(0.39)
Distributions from capital gains	— (2)	(0.13)	(0.31)	(0.65)	—
Total distributions	(0.35)	(0.43)	(0.75)	(1.08)	(0.39)
Net asset value, end of period	$13.38	$12.84	$11.45	$12.95	$11.60
Total return	7.13%	16.28%	(5.79)%	21.79%	15.41%
Net assets, end of period (in thousands)	$13,425	$27,380	$2,816	$6,300	$1,625
Average net assets for the period (in thousands)	$27,845	$8,512	$3,789	$4,861	$996
Ratio of gross expenses to average net assets	1.05%	1.48%	1.90%	1.96%	2.69%
Ratio of net expenses to average net assets	0.86%	0.83%	0.84%	0.81%	0.76%
Ratio of net investment income/(loss) to average net assets	2.55%	3.47%	2.74%	4.62%	3.18%
Portfolio turnover rate	58%	41%	125%	51%	116%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
63	Janus Investment Fund

Janus Henderson Global Income Managed Volatility Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.75	$11.39	$12.89	$11.56	$10.37
Income from investment operations:
Net investment income/(loss)	0.30 (1)	0.33 (1)	0.24 (1)	0.45 (1)	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.50	1.38	(1.07)	1.87	1.22
Total from investment operations	0.80	1.71	(0.83)	2.32	1.49
Less distributions:
Dividends from net investment income	(0.27)	(0.22)	(0.36)	(0.34)	(0.30)
Distributions from capital gains	— (2)	(0.13)	(0.31)	(0.65)	—
Total distributions	(0.27)	(0.35)	(0.67)	(0.99)	(0.30)
Net asset value, end of period	$13.28	$12.75	$11.39	$12.89	$11.56
Total return	6.36%	15.33%	(6.51)%	20.83%	14.50%
Net assets, end of period (in thousands)	$20,450	$11,529	$1,161	$999	$489
Average net assets for the period (in thousands)	$16,659	$3,746	$1,136	$613	$793
Ratio of gross expenses to average net assets	1.78%	2.17%	2.72%	2.70%	3.50%
Ratio of net expenses to average net assets	1.61%	1.58%	1.61%	1.57%	1.51%
Ratio of net investment income/(loss) to average net assets	2.39%	2.74%	2.03%	3.63%	2.26%
Portfolio turnover rate	58%	41%	125%	51%	116%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
64	Janus Investment Fund

Janus Henderson Global Income Managed Volatility Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.81	$11.43	$12.93	$11.58	$10.39
Income from investment operations:
Net investment income/(loss)	0.38 (1)	0.37 (1)	0.31 (1)	0.46 (1)	0.43
Net gain/(loss) on investments (both realized and unrealized)	0.51	1.45	(1.07)	1.98	1.15
Total from investment operations	0.89	1.82	(0.76)	2.44	1.58
Less distributions:
Dividends from net investment income	(0.35)	(0.31)	(0.43)	(0.44)	(0.39)
Distributions from capital gains	— (2)	(0.13)	(0.31)	(0.65)	—
Total distributions	(0.35)	(0.44)	(0.74)	(1.09)	(0.39)
Net asset value, end of period	$13.35	$12.81	$11.43	$12.93	$11.58
Total return	7.09%	16.32%	(5.93)%	21.99%	15.40%
Net assets, end of period (in thousands)	$370	$316	$163	$174	$286
Average net assets for the period (in thousands)	$344	$204	$166	$199	$726
Ratio of gross expenses to average net assets	1.18%	1.79%	2.10%	2.13%	2.96%
Ratio of net expenses to average net assets	0.92%	0.77%	1.00%	0.77%	0.86%
Ratio of net investment income/(loss) to average net assets	2.97%	3.06%	2.62%	3.72%	2.86%
Portfolio turnover rate	58%	41%	125%	51%	116%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
65	Janus Investment Fund

Janus Henderson Global Income Managed Volatility Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.87	$11.47	$12.97	$11.62	$10.42
Income from investment operations:
Net investment income/(loss)	0.46 (1)	0.45 (1)	0.37 (1)	0.56 (1)	0.46
Net gain/(loss) on investments (both realized and unrealized)	0.47	1.41	(1.08)	1.90	1.15
Total from investment operations	0.93	1.86	(0.71)	2.46	1.61
Less distributions:
Dividends from net investment income	(0.39)	(0.33)	(0.48)	(0.46)	(0.41)
Distributions from capital gains	— (2)	(0.13)	(0.31)	(0.65)	—
Total distributions	(0.39)	(0.46)	(0.79)	(1.11)	(0.41)
Net asset value, end of period	$13.41	$12.87	$11.47	$12.97	$11.62
Total return	7.42%	16.61%	(5.49)%	22.09%	15.66%
Net assets, end of period (in thousands)	$76,883	$29,592	$2,596	$1,995	$1,571
Average net assets for the period (in thousands)	$53,486	$8,765	$2,369	$1,855	$1,927
Ratio of gross expenses to average net assets	0.76%	1.18%	1.65%	1.67%	2.45%
Ratio of net expenses to average net assets	0.59%	0.58%	0.54%	0.52%	0.51%
Ratio of net investment income/(loss) to average net assets	3.59%	3.72%	3.12%	4.54%	3.63%
Portfolio turnover rate	58%	41%	125%	51%	116%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
66	Janus Investment Fund

Janus Henderson Global Income Managed Volatility Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.82	$11.44	$12.94	$11.60	$10.40
Income from investment operations:
Net investment income/(loss)	0.39 (1)	0.45 (1)	0.35 (1)	0.55 (1)	0.46
Net gain/(loss) on investments (both realized and unrealized)	0.52	1.38	(1.08)	1.88	1.14
Total from investment operations	0.91	1.83	(0.73)	2.43	1.60
Less distributions:
Dividends from net investment income	(0.37)	(0.32)	(0.46)	(0.44)	(0.40)
Distributions from capital gains	— (2)	(0.13)	(0.31)	(0.65)	—
Total distributions	(0.37)	(0.45)	(0.77)	(1.09)	(0.40)
Net asset value, end of period	$13.36	$12.82	$11.44	$12.94	$11.60
Total return	7.28%	16.33%	(5.70)%	21.84%	15.55%
Net assets, end of period (in thousands)	$55,018	$47,708	$3,603	$2,200	$615
Average net assets for the period (in thousands)	$58,466	$11,120	$3,147	$855	$1,249
Ratio of gross expenses to average net assets	0.93%	1.31%	1.87%	1.83%	2.69%
Ratio of net expenses to average net assets	0.75%	0.75%	0.76%	0.71%	0.69%
Ratio of net investment income/(loss) to average net assets	3.08%	3.68%	2.96%	4.49%	3.27%
Portfolio turnover rate	58%	41%	125%	51%	116%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
67	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.96	$8.03	$9.66	$8.07	$6.79
Income from investment operations:
Net investment income/(loss)	0.08 (1)	0.11 (1)	0.09 (1)	0.25 (1)	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.59	(0.13)	(0.56)	1.57	1.21
Total from investment operations	0.67	(0.02)	(0.47)	1.82	1.43
Less distributions:
Dividends from net investment income	(0.13)	(0.05)	(0.15)	(0.23)	(0.15)
Distributions from capital gains	—	—	(1.01)	— (2)	—
Total distributions	(0.13)	(0.05)	(1.16)	(0.23)	(0.15)
Net asset value, end of period	$8.50	$7.96	$8.03	$9.66	$8.07
Total return	8.73%	(0.22)%	(4.19)%	22.74%	21.27%
Net assets, end of period (in thousands)	$8,240	$4,821	$5,829	$5,342	$473
Average net assets for the period (in thousands)	$6,776	$3,145	$5,392	$2,240	$317
Ratio of gross expenses to average net assets	1.14%	1.24%	1.35%	1.21%	1.22%
Ratio of net expenses to average net assets	1.14%	1.24%	1.34%	1.20%	1.22%
Ratio of net investment income/(loss) to average net assets	1.05%	1.45%	1.09%	2.69%	1.26%
Portfolio turnover rate	134%	74%	191%	160%	143%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
68	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.81	$7.94	$9.58	$8.14	$6.78
Income from investment operations:
Net investment income/(loss)	0.06 (1)	0.08 (1)	0.03 (1)	0.19 (1)	2.46
Net gain/(loss) on investments (both realized and unrealized)	0.55	(0.15)	(0.56)	1.57	(0.93)
Total from investment operations	0.61	(0.07)	(0.53)	1.76	1.53
Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.10)	(0.32)	(0.17)
Distributions from capital gains	—	—	(1.01)	— (2)	—
Total distributions	(0.09)	(0.06)	(1.11)	(0.32)	(0.17)
Net asset value, end of period	$8.33	$7.81	$7.94	$9.58	$8.14
Total return	8.02%	(0.86)%	(4.95)%	21.91%	22.79%
Net assets, end of period (in thousands)	$2,672	$1,581	$510	$526	$113
Average net assets for the period (in thousands)	$2,289	$924	$480	$179	$251
Ratio of gross expenses to average net assets	1.89%	1.94%	2.02%	1.93%	1.32%
Ratio of net expenses to average net assets	1.89%	1.94%	2.01%	1.93%	1.18%
Ratio of net investment income/(loss) to average net assets	0.75%	1.05%	0.40%	2.13%	1.20%
Portfolio turnover rate	134%	74%	191%	160%	143%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
69	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.98	$8.09	$9.74	$8.09	$6.79
Income from investment operations:
Net investment income/(loss)	0.08 (1)	0.15 (1)	0.09 (1)	0.15 (1)	2.47
Net gain/(loss) on investments (both realized and unrealized)	0.59	(0.17)	(0.57)	1.69	(1.02)
Total from investment operations	0.67	(0.02)	(0.48)	1.84	1.45
Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.16)	(0.19)	(0.15)
Distributions from capital gains	—	—	(1.01)	— (2)	—
Total distributions	(0.13)	(0.09)	(1.17)	(0.19)	(0.15)
Net asset value, end of period	$8.52	$7.98	$8.09	$9.74	$8.09
Total return	8.70%	(0.18)%	(4.29)%	22.92%	21.48%
Net assets, end of period (in thousands)	$726	$1,009	$67	$67	$118
Average net assets for the period (in thousands)	$983	$135	$64	$86	$254
Ratio of gross expenses to average net assets	1.26%	1.40%	1.43%	1.33%	1.48%
Ratio of net expenses to average net assets	1.25%	1.26%	1.43%	1.13%	1.29%
Ratio of net investment income/(loss) to average net assets	1.02%	1.98%	1.01%	1.69%	1.09%
Portfolio turnover rate	134%	74%	191%	160%	143%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
70	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.89	$8.00	$9.63	$8.03	$6.77
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.14 (1)	0.13 (1)	0.21 (1)	0.18
Net gain/(loss) on investments (both realized and unrealized)	0.57	(0.13)	(0.57)	1.63	1.28
Total from investment operations	0.69	0.01	(0.44)	1.84	1.46
Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.18)	(0.24)	(0.20)
Distributions from capital gains	—	—	(1.01)	— (2)	—
Total distributions	(0.12)	(0.12)	(1.19)	(0.24)	(0.20)
Net asset value, end of period	$8.46	$7.89	$8.00	$9.63	$8.03
Total return	8.99%	0.14%	(3.90)%	23.21%	21.78%
Net assets, end of period (in thousands)	$34,748	$66,948	$65,227	$69,062	$59,981
Average net assets for the period (in thousands)	$45,492	$61,549	$64,504	$66,596	$42,583
Ratio of gross expenses to average net assets	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of net expenses to average net assets	0.80%	0.87%	0.93%	0.81%	0.92%
Ratio of net investment income/(loss) to average net assets	1.51%	1.78%	1.48%	2.27%	1.86%
Portfolio turnover rate	134%	74%	191%	160%	143%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
71	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class N
Period ended June 30
2017 (1)
Net asset value, beginning of period	$7.79
Income from investment operations:
Net investment income/(loss)(2)	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.70
Total from investment operations	0.81
Less distributions:
Dividends from net investment income	(0.15)
Distributions from capital gains	—
Total distributions	(0.15)
Net asset value, end of period	$8.45
Total return(3)	10.72%
Net assets, end of period (in thousands)	$32,840
Average net assets for the period (in thousands)	$38,721
Ratio of gross expenses to average net assets(4)	0.80%
Ratio of net expenses to average net assets(4)	0.80%
Ratio of net investment income/(loss) to average net assets(4)	2.00%
Portfolio turnover rate	134%

(1)	Period October 28, 2016 (commencement of Class N Shares) through June 30, 2017.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
72	Janus Investment Fund

Janus Henderson International Managed Volatility Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.87	$7.99	$9.60	$8.01	$6.77
Income from investment operations:
Net investment income/(loss)	0.11 (1)	0.22 (1)	0.09 (1)	0.32 (1)	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.57	(0.23)	(0.55)	1.49	1.35
Total from investment operations	0.68	(0.01)	(0.46)	1.81	1.43
Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.14)	(0.22)	(0.19)
Distributions from capital gains	—	—	(1.01)	— (2)	—
Total distributions	(0.13)	(0.11)	(1.15)	(0.22)	(0.19)
Net asset value, end of period	$8.42	$7.87	$7.99	$9.60	$8.01
Total return	8.96%	(0.14)%	(4.08)%	22.78%	21.30%
Net assets, end of period (in thousands)	$16,803	$14,487	$887	$2,504	$202
Average net assets for the period (in thousands)	$20,165	$4,865	$1,474	$1,121	$70
Ratio of gross expenses to average net assets	1.00%	1.16%	1.16%	1.12%	1.27%
Ratio of net expenses to average net assets	1.00%	1.16%	1.16%	1.12%	1.26%
Ratio of net investment income/(loss) to average net assets	1.43%	2.90%	1.10%	3.44%	1.24%
Portfolio turnover rate	134%	74%	191%	160%	143%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
73	Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.87	$9.04	$13.16	$12.45	$10.15
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.11 (1)	0.12 (1)	0.12 (1)	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.75	0.38	2.78	2.33
Total from investment operations	0.72	0.86	0.50	2.90	2.49
Less distributions:
Dividends from net investment income	(0.18)	(0.03)	(0.14)	(0.11)	(0.19)
Distributions from capital gains	—	—	(4.48)	(2.08)	—
Total distributions	(0.18)	(0.03)	(4.62)	(2.19)	(0.19)
Net asset value, end of period	$10.41	$9.87	$9.04	$13.16	$12.45
Total return	7.38%	9.54%	4.04%	24.98%	24.86%
Net assets, end of period (in thousands)	$42,371	$30,628	$8,845	$1,424	$7,348
Average net assets for the period (in thousands)	$32,360	$16,493	$2,962	$8,530	$6,373
Ratio of gross expenses to average net assets	0.92%	0.93%	1.03%	1.03%	0.97%
Ratio of net expenses to average net assets	0.92%	0.93%	1.03%	1.01%	0.97%
Ratio of net investment income/(loss) to average net assets	1.21%	1.22%	1.17%	0.91%	1.37%
Portfolio turnover rate	108%	72%	107%	150%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
74	Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.62	$8.85	$13.09	$12.43	$10.14
Income from investment operations:
Net investment income/(loss)	0.04 (1)	0.05 (1)	0.04 (1)	0.04 (1)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.73	0.37	2.77	2.49
Total from investment operations	0.63	0.78	0.41	2.81	2.41
Less distributions:
Dividends from net investment income	(0.09)	(0.01)	(0.17)	(0.07)	(0.12)
Distributions from capital gains	—	—	(4.48)	(2.08)	—
Total distributions	(0.09)	(0.01)	(4.65)	(2.15)	(0.12)
Net asset value, end of period	$10.16	$9.62	$8.85	$13.09	$12.43
Total return	6.59%	8.87%	3.26%	24.20%	23.97%
Net assets, end of period (in thousands)	$34,652	$18,116	$4,330	$861	$380
Average net assets for the period (in thousands)	$23,745	$9,583	$1,567	$643	$206
Ratio of gross expenses to average net assets	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of net expenses to average net assets	1.67%	1.61%	1.73%	1.67%	1.69%
Ratio of net investment income/(loss) to average net assets	0.39%	0.58%	0.41%	0.31%	0.57%
Portfolio turnover rate	108%	72%	107%	150%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
75	Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.83	$9.01	$13.27	$12.53	$10.15
Income from investment operations:
Net investment income/(loss)	0.15 (1)	0.08 (1)	0.11 (1)	0.11 (1)	0.90
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.75	0.39	2.82	1.63
Total from investment operations	0.72	0.83	0.50	2.93	2.53
Less distributions:
Dividends from net investment income	(0.15)	(0.01)	(0.28)	(0.11)	(0.15)
Distributions from capital gains	—	—	(4.48)	(2.08)	—
Total distributions	(0.15)	(0.01)	(4.76)	(2.19)	(0.15)
Net asset value, end of period	$10.40	$9.83	$9.01	$13.27	$12.53
Total return	7.40%	9.27%	3.99%	25.01%	25.12%
Net assets, end of period (in thousands)	$35,264	$3,490	$12,967	$64	$64
Average net assets for the period (in thousands)	$3,882	$8,378	$2,892	$63	$132
Ratio of gross expenses to average net assets	1.12%	1.12%	1.20%	1.23%	1.16%
Ratio of net expenses to average net assets	1.08%	1.07%	1.18%	1.08%	0.97%
Ratio of net investment income/(loss) to average net assets	1.50%	0.88%	1.20%	0.88%	1.41%
Portfolio turnover rate	108%	72%	107%	150%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson U.S. Managed Volatility Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.86	$9.02	$13.25	$12.51	$10.19
Income from investment operations:
Net investment income/(loss)	0.14 (1)	0.13 (1)	0.16 (1)	0.17 (1)	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.75	0.38	2.80	2.32
Total from investment operations	0.75	0.88	0.54	2.97	2.54
Less distributions:
Dividends from net investment income	(0.21)	(0.04)	(0.29)	(0.15)	(0.22)
Distributions from capital gains	—	—	(4.48)	(2.08)	—
Total distributions	(0.21)	(0.04)	(4.77)	(2.23)	(0.22)
Net asset value, end of period	$10.40	$9.86	$9.02	$13.25	$12.51
Total return	7.76%	9.78%	4.35%	25.48%	25.23%
Net assets, end of period (in thousands)	$325,847	$171,556	$101,060	$104,039	$77,625
Average net assets for the period (in thousands)	$203,913	$101,772	$61,707	$86,864	$93,335
Ratio of gross expenses to average net assets	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of net expenses to average net assets	0.65%	0.65%	0.71%	0.66%	0.67%
Ratio of net investment income/(loss) to average net assets	1.43%	1.42%	1.36%	1.32%	1.71%
Portfolio turnover rate	108%	72%	107%	150%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
77	Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund – Class N
	Years or Period ended June 30
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.83	$8.99	$13.03
Income from investment operations:
Net investment income/(loss)(2)	0.16	0.14	0.11
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.74	0.66
Total from investment operations	0.76	0.88	0.77
Less distributions:
Dividends from net investment income	(0.22)	(0.04)	(0.33)
Distributions from capital gains	—	—	(4.48)
Total distributions	(0.22)	(0.04)	(4.81)
Net asset value, end of period	$10.37	$9.83	$8.99
Total return(3)	7.87%	9.85%	6.22%
Net assets, end of period (in thousands)	$44,318	$75,067	$74,862
Average net assets for the period (in thousands)	$61,477	$72,242	$53,040
Ratio of gross expenses to average net assets(4)	0.57%	0.61%	0.72%
Ratio of net expenses to average net assets(4)	0.57%	0.61%	0.72%
Ratio of net investment income/(loss) to average net assets(4)	1.63%	1.49%	1.56%
Portfolio turnover rate	108%	72%	107%

(1)	Period October 28, 2014 (commencement of Class N Shares) through June 30, 2015.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
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Janus Henderson U.S. Managed Volatility Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.75	$8.93	$13.19	$12.48	$10.18
Income from investment operations:
Net investment income/(loss)	0.13 (1)	0.11 (1)	0.13 (1)	0.14 (1)	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.74	0.38	2.80	2.31
Total from investment operations	0.72	0.85	0.51	2.94	2.50
Less distributions:
Dividends from net investment income	(0.19)	(0.03)	(0.29)	(0.15)	(0.20)
Distributions from capital gains	—	—	(4.48)	(2.08)	—
Total distributions	(0.19)	(0.03)	(4.77)	(2.23)	(0.20)
Net asset value, end of period	$10.28	$9.75	$8.93	$13.19	$12.48
Total return	7.48%	9.55%	4.19%	25.27%	24.84%
Net assets, end of period (in thousands)	$254,637	$143,193	$82,199	$18,659	$479
Average net assets for the period (in thousands)	$156,046	$102,987	$31,644	$9,758	$205
Ratio of gross expenses to average net assets	0.82%	0.86%	0.95%	0.90%	0.91%
Ratio of net expenses to average net assets	0.82%	0.85%	0.95%	0.90%	0.89%
Ratio of net investment income/(loss) to average net assets	1.31%	1.26%	1.27%	1.09%	1.28%
Portfolio turnover rate	108%	72%	107%	150%	100%

(1)	Per share amounts are calculated using the average shares outstanding method.
79	Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

80	Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
81	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
82	Janus Investment Fund

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
83	Janus Investment Fund

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
84	Janus Investment Fund

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
85	Janus Investment Fund

short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class T Shares Ticker
U.S. Equity**
Janus Henderson Large Cap Value Fund	JAPAX	JAPCX	JAPSX	JAPIX	JPLNX	N/A	JPLTX
Janus Henderson Mid Cap Value Fund	JDPAX	JMVCX	JMVIX	JMVAX	JDPNX	JDPRX	JMCVX
Janus Henderson Select Value Fund	JVSAX	JVSCX	JSVSX	JVSIX	JVSNX	N/A	JSVTX
Janus Henderson Small Cap Value Fund	JDSAX	JCSCX	JISCX	JSCOX	JDSNX	JDSRX	JSCVX

Janus Investment Fund
Prospectus
**Previously, each Fund’s name was preceded by “Perkins.” The name change for each Fund was effective on June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes four portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC (“Perkins”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.
The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus Henderson Large Cap Value Fund	2
Janus Henderson Mid Cap Value Fund	8
Janus Henderson Select Value Fund	15
Janus Henderson Small Cap Value Fund	21
Additional information about the Funds
Fees and expenses	27
Additional investment strategies and general portfolio policies	28
Risks of the Funds	32
Management of the Funds
Investment adviser	40
Management expenses	40
Subadviser	43
Investment personnel	43
Other information	45
Distributions and taxes	46
Shareholder’s guide
Pricing of fund shares	50
Choosing a share class	51
Distribution, servicing, and administrative fees	53
Payments to financial intermediaries by Janus Capital or its affiliates	54
Purchases	55
Exchanges	59
Redemptions	60
Excessive trading	62
Shareholder communications	64
Financial highlights	65
Appendix A – intermediary sales charge waivers and discounts	90
Glossary of investment terms	91
1	Janus Investment Fund

Fund summary

Janus Henderson Large Cap Value Fund
Ticker:	JAPAX	Class A Shares	JAPSX	Class S Shares	JPLNX	Class N Shares
	JAPCX	Class C Shares	JAPIX	Class I Shares	JPLTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Large Cap Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 55 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees (may adjust up or down)	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses	0.23%	0.23%	0.38%	0.22%	0.12%	0.37%
Total Annual Fund Operating Expenses(1)	0.97%	1.72%	1.12%	0.71%	0.61%	0.86%
Fee Waiver(1)	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.95%	1.70%	1.10%	0.69%	0.60%	0.85%

(1)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.75% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 668	$ 866	$ 1,080	$ 1,696
Class C Shares	$ 275	$ 542	$ 933	$ 2,030
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
2	Janus Henderson Large Cap Value Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 62	$ 195	$ 340	$ 762
Class T Shares	$ 88	$ 274	$ 477	$ 1,061

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 668	$ 866	$ 1,080	$ 1,696
Class C Shares	$ 175	$ 542	$ 933	$ 2,030
Class S Shares	$ 114	$ 356	$ 617	$ 1,363
Class I Shares	$ 73	$ 227	$ 395	$ 883
Class N Shares	$ 62	$ 195	$ 340	$ 762
Class T Shares	$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $417.8 billion, and the median market capitalization was $8.7 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. The Fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate
3	Janus Henderson Large Cap Value Fund

to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Perkins Large Cap Value Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.
4	Janus Henderson Large Cap Value Fund

If Class T Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, Class N Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 15.40%	Worst Quarter: 3rd Quarter 2011 – 14.75%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 9.05%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/31/08)
Class I Shares
Return Before Taxes	12.23%	11.69%	11.77%
Return After Taxes on Distributions	9.99%	9.90%	10.35%
Return After Taxes on Distributions and Sale of Fund Shares	8.63%	9.14%	9.47%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%
Class A Shares
Return Before Taxes(1)	5.43%	10.06%	10.63%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%
Class C Shares
Return Before Taxes(2)	10.17%	10.65%	10.69%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%
5	Janus Henderson Large Cap Value Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/31/08)
Class S Shares
Return Before Taxes	11.97%	11.34%	11.35%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%
Class N Shares
Return Before Taxes	12.30%	11.69%	11.77%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%
Class T Shares
Return Before Taxes	12.11%	11.48%	11.48%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	17.34%	14.80%	13.57%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 1000® Value Index. The Russell 1000® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
6	Janus Henderson Large Cap Value Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Thomas M. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since December 2008. Kevin Preloger is Co-Portfolio Manager of the Fund, which he has co-managed since December 2008.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
7	Janus Henderson Large Cap Value Fund

Fund summary

Janus Henderson Mid Cap Value Fund
Ticker:	JDPAX	Class A Shares	JMVIX	Class S Shares	JDPNX	Class N Shares	JMCVX	Class T Shares
	JMVCX	Class C Shares	JMVAX	Class I Shares	JDPRX	Class R Shares

INVESTMENT OBJECTIVE
Janus Henderson Mid Cap Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 55 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees (may adjust up or down)	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.26%	0.17%	0.30%	0.18%	0.05%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.94%	1.60%	0.98%	0.61%	0.48%	1.22%	0.72%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 665	$ 857	$ 1,065	$ 1,663
Class C Shares	$ 263	$ 505	$ 871	$ 1,900
Class S Shares	$ 100	$ 312	$ 542	$ 1,201
Class I Shares	$ 62	$ 195	$ 340	$ 762
Class N Shares	$ 49	$ 154	$ 269	$ 604
Class R Shares	$ 124	$ 387	$ 670	$ 1,477
Class T Shares	$ 74	$ 230	$ 401	$ 894

8	Janus Henderson Mid Cap Value Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 665	$ 857	$ 1,065	$ 1,663
Class C Shares	$ 163	$ 505	$ 871	$ 1,900
Class S Shares	$ 100	$ 312	$ 542	$ 1,201
Class I Shares	$ 62	$ 195	$ 340	$ 762
Class N Shares	$ 49	$ 154	$ 269	$ 604
Class R Shares	$ 124	$ 387	$ 670	$ 1,477
Class T Shares	$ 74	$ 230	$ 401	$ 894

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $31.0 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. The Fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
9	Janus Henderson Mid Cap Value Fund

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mid-Sized Companies Risk.  The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
10	Janus Henderson Mid Cap Value Fund

Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares).
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
11	Janus Henderson Mid Cap Value Fund

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 16.78%	Worst Quarter: 4th Quarter 2008 – 19.63%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 8.33%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (8/12/98)
Class T Shares
Return Before Taxes	18.75%	11.59%	7.02%	11.71%
Return After Taxes on Distributions	16.00%	7.86%	4.70%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.68%	8.71%	5.33%	9.59%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
Class A Shares
Return Before Taxes(2)	11.66%	10.05%	6.18%	11.19%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
Class C Shares
Return Before Taxes(3)	16.91%	10.64%	6.08%	10.83%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
Class S Shares
Return Before Taxes	18.43%	11.28%	6.72%	11.45%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
Class I Shares
Return Before Taxes	18.86%	11.70%	7.02%	11.71%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
Class N Shares
Return Before Taxes	19.03%	11.59%	7.02%	11.71%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%
12	Janus Henderson Mid Cap Value Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (8/12/98)
Class R Shares
Return Before Taxes	18.13%	11.01%	6.45%	11.21%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares) for the periods following April 21, 2003; and for Berger Mid Cap Value Fund – Investor Shares for periods prior to April 21, 2003. If Class T Shares of the Fund had been available during the periods prior to April 21, 2003, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Thomas M. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since August 1998. Kevin Preloger is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013. Justin Tugman, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since March 2015.
13	Janus Henderson Mid Cap Value Fund

PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
14	Janus Henderson Mid Cap Value Fund

Fund summary

Janus Henderson Select Value Fund
Ticker:	JVSAX	Class A Shares	JSVSX	Class S Shares	JVSNX	Class N Shares
	JVSCX	Class C Shares	JVSIX	Class I Shares	JSVTX	Class T Shares

INVESTMENT OBJECTIVE
Janus Henderson Select Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 55 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees (may adjust up or down)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.31%	0.33%	0.44%	0.28%	0.18%	0.45%
Total Annual Fund Operating Expenses(2)	1.21%	1.98%	1.34%	0.93%	0.83%	1.10%
Fee Waiver(2)	0.08%	0.07%	0.07%	0.06%	0.06%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.13%	1.91%	1.27%	0.87%	0.77%	1.02%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.82% until at least November 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
15	Janus Henderson Select Value Fund

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 691	$ 937	$ 1,202	$ 1,957
Class C Shares	$ 301	$ 621	$ 1,068	$ 2,306
Class S Shares	$ 136	$ 425	$ 734	$ 1,613
Class I Shares	$ 95	$ 296	$ 515	$ 1,143
Class N Shares	$ 85	$ 265	$ 460	$ 1,025
Class T Shares	$ 112	$ 350	$ 606	$ 1,340

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 691	$ 937	$ 1,202	$ 1,957
Class C Shares	$ 201	$ 621	$ 1,068	$ 2,306
Class S Shares	$ 136	$ 425	$ 734	$ 1,613
Class I Shares	$ 95	$ 296	$ 515	$ 1,143
Class N Shares	$ 85	$ 265	$ 460	$ 1,025
Class T Shares	$ 112	$ 350	$ 606	$ 1,340

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in common stocks in all capitalization ranges selected for their capital appreciation potential. The Fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The Fund may also invest in foreign securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.
The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not
16	Janus Henderson Select Value Fund

participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for
17	Janus Henderson Select Value Fund

the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2012 11.14%	Worst Quarter: 3rd Quarter 2015 – 6.30%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 8.83%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (12/15/11)
Class I Shares
Return Before Taxes	19.52%	12.23%	12.63%
Return After Taxes on Distributions	17.88%	10.17%	10.58%
Return After Taxes on Distributions and Sale of Fund Shares	12.08%	9.17%	9.50%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%
Class A Shares
Return Before Taxes(1)	12.22%	10.56%	10.94%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%
Class C Shares
Return Before Taxes(2)	17.16%	11.00%	11.38%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%
Class S Shares
Return Before Taxes	19.13%	11.75%	12.13%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%
Class N Shares
Return Before Taxes	19.42%	12.01%	12.40%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%
18	Janus Henderson Select Value Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	Since Inception (12/15/11)
Class T Shares
Return Before Taxes	19.23%	12.03%	12.40%
Russell 3000® Value Index (reflects no deduction for expenses, fees, or taxes)	18.40%	14.81%	15.59%

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 3000® Value Index. The Russell 3000® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•	The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Robert H. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since December 2011. Alec Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You
19	Janus Henderson Select Value Fund

should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
20	Janus Henderson Select Value Fund

Fund summary

Janus Henderson Small Cap Value Fund
Ticker:	JDSAX	Class A Shares	JISCX	Class S Shares	JDSNX	Class N Shares	JSCVX	Class T Shares
	JCSCX	Class C Shares	JSCOX	Class I Shares	JDSRX	Class R Shares

INVESTMENT OBJECTIVE
Janus Henderson Small Cap Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus Henderson mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 55 of the Fund’s Prospectus and in the “Purchases” section on page 84 of the Fund’s Statement of Additional Information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts. You may also incur brokerage commissions charged by your broker or financial intermediary when buying Class N Shares of the Fund that are not reflected in the table or in the example below.
SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T
Management Fees (may adjust up or down)	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None
Other Expenses	0.28%	0.16%	0.30%	0.20%	0.05%	0.31%	0.30%
Total Annual Fund Operating Expenses	1.36%	1.99%	1.38%	1.03%	0.88%	1.64%	1.13%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 706	$ 981	$ 1,277	$ 2,116
Class C Shares	$ 302	$ 624	$ 1,073	$ 2,317
Class S Shares	$ 140	$ 437	$ 755	$ 1,657
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class N Shares	$ 90	$ 281	$ 488	$ 1,084
Class R Shares	$ 167	$ 517	$ 892	$ 1,944
Class T Shares	$ 115	$ 359	$ 622	$ 1,375

21	Janus Henderson Small Cap Value Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 706	$ 981	$ 1,277	$ 2,116
Class C Shares	$ 202	$ 624	$ 1,073	$ 2,317
Class S Shares	$ 140	$ 437	$ 755	$ 1,657
Class I Shares	$ 105	$ 328	$ 569	$ 1,259
Class N Shares	$ 90	$ 281	$ 488	$ 1,084
Class R Shares	$ 167	$ 517	$ 892	$ 1,944
Class T Shares	$ 115	$ 359	$ 622	$ 1,375

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund’s portfolio managers. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.4 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. The Fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments. From time to time, the Fund may invest in shares of companies through initial public offerings.
The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate
22	Janus Henderson Small Cap Value Fund

to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Small-Sized Companies Risk.  The Fund’s investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares) of the Fund commenced operations with
23	Janus Henderson Small Cap Value Fund

the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on May 31, 2012.
•	The performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 23.04%	Worst Quarter: 4th Quarter 2008 – 18.83%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 7.17%.
24	Janus Henderson Small Cap Value Fund

Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years
Class T Shares
Return Before Taxes	26.32%	13.27%	8.85%
Return After Taxes on Distributions	25.25%	10.43%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)	15.79%	10.04%	6.67%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class A Shares
Return Before Taxes(2)	18.78%	11.69%	7.98%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class C Shares
Return Before Taxes(3)	24.39%	12.30%	7.87%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class S Shares
Return Before Taxes	25.98%	12.98%	8.58%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class I Shares
Return Before Taxes	26.45%	13.40%	8.85%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class N Shares
Return Before Taxes	26.58%	13.27%	8.85%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%
Class R Shares
Return Before Taxes	25.60%	12.69%	8.31%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.
The Fund’s primary benchmark index is the Russell 2000® Value Index. The Russell 2000® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.
25	Janus Henderson Small Cap Value Fund

MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Craig Kempler, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since October 2017. Robert H. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Justin Tugman, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since March 2009.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares
Non-retirement accounts	$ 2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$ 2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$ 500
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$ 2,500***
Institutional investors (investing directly with the Fund)	$1,000,000

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.
***	Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
26	Janus Henderson Small Cap Value Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, Janus Henderson Select Value Fund, and Janus Henderson Small Cap Value Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for each of Janus Henderson Large Cap Value Fund and Janus Henderson Mid Cap Value Fund, 0.70% for Janus Henderson Select Value Fund, and 0.72% for Janus Henderson Small Cap Value Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.
•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.
•	“Other Expenses”
°	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
°	for Class S Shares, Class R Shares, and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
°	for all classes, may include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, such amounts are less than 0.01%.
°	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
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•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Common Stock
The Funds’ portfolio managers primarily invest in the common stocks of companies whose stock prices are believed to be undervalued. The portfolio managers look for companies with strong fundamentals and competent management.
The portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.
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A company may be considered attractively valued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for a Fund than those obtained by paying premium prices for companies currently in favor in the market.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Foreign Securities
Each Fund may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each of Janus Henderson Large Cap Value Fund, Janus Henderson Mid Cap Value Fund, and Janus Henderson Small Cap Value Fund will limit its investments in high-yield/high-risk bonds to 20% or less of its net assets, and Janus Henderson Select Value Fund will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Initial Public Offerings
Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
Mortgage- and Asset-Backed Securities
A Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
A Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event
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the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and return.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in a Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
Certain funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the fund to collateralize the loan. If a fund is unable to recover a security on loan, the fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to a fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
Certain funds may engage in short sales. No more than 10% of a fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). A fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to
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cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund’s losses are potentially unlimited in a short sale transaction. A fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in the fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund’s performance.
A fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the fund to similar risks. To the extent that a fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a fund, which may increase the fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
U.S. Government Securities
The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
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Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	debt securities (such as bonds, notes, and debentures)
•	other investment companies (such as exchange-traded funds)
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•	pass-through securities including commercial and residential mortgage- and asset-backed securities and mortgage dollar rolls
•	zero coupon, pay-in-kind, and step coupon securities
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s
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creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Through a Fund’s investments in fixed-income securities, a Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
•	Interest Rate Futures Risk. A Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of interest rate futures.
Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have
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customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  The Funds may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk.  Each Fund may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities
34	Janus Investment Fund

of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Fund may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause a Fund to face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs, or could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the
35	Janus Investment Fund

economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Initial Public Offering Risk.  A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to a Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
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Liquidity Risk.  A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program and subsequent increases of the target range for the federal funds rate could cause the value of a Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages,
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may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty)
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may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Rule 144A Securities Risk.  Certain funds may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the funds’ Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively a fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a fund’s investment in Rule 144A securities may subject the fund to enhanced liquidity risk and potentially increase the fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.
Small- and Mid-Sized Companies Risk.  A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sovereign Debt Risk.  A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk.  These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though such Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of each Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.
The table below reflects each Fund’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory fees paid by a Fund.
As reflected in the table below, the Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each
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Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Mid Cap Value Fund	0.64	± 4.00%	0.43	0.43
Janus Henderson Large Cap Value Fund	0.64	± 3.50%	0.49	0.48
Janus Henderson Small Cap Value Fund	0.72	± 5.50%	0.83	0.83
Janus Henderson Select Value Fund	0.70	± 5.00%	0.65	0.54

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.
For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Mid Cap Value Fund	Russell Midcap® Value Index
Janus Henderson Large Cap Value Fund	Russell 1000® Value Index
Janus Henderson Small Cap Value Fund	Russell 2000® Value Index
Janus Henderson Select Value Fund	Russell 3000® Value Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the
41	Janus Investment Fund

Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Large Cap Value Fund(1)	0.75
Janus Henderson Mid Cap Value Fund(1)	0.83
Janus Henderson Select Value Fund(1)	0.82
Janus Henderson Small Cap Value Fund(1)	0.91

(1)	The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.
42	Janus Investment Fund

Subadviser
Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds, and has served in such capacity since each Fund’s inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds’ investment operations, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
Investment personnel
Janus Henderson Large Cap Value Fund

Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Thomas M. Perkins is Co-Portfolio Manager of Janus Henderson Large Cap Value Fund, which he has co-managed since December 2008. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins is Chief Executive Officer of Perkins (since 2015) and has been a portfolio manager since 1974. He joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.
Kevin Preloger is Co-Portfolio Manager of Janus Henderson Large Cap Value Fund, which he has co-managed since December 2008. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Janus Henderson Mid Cap Value Fund

Co-Portfolio Managers Thomas M. Perkins, Kevin Preloger, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.
Thomas M. Perkins is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund. Mr. Perkins has co-managed Janus Henderson Mid Cap Value Fund and the Fund’s predecessor since August 1998. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins is Chief Executive Officer of Perkins (since 2015) and has been a portfolio manager since 1974. He joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.
Kevin Preloger is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund, which he has co-managed since April 2013. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund, which he has co-managed since March 2015. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Janus Henderson Select Value Fund

Co-Portfolio Managers Robert H. Perkins and Alec Perkins are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Robert H. Perkins is Co-Portfolio Manager of Janus Henderson Select Value Fund, which he has co-managed since December 2011. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins has been a portfolio manager since 1970. He holds a Bachelor of Science degree in Business from Miami University.
Alec Perkins is Co-Portfolio Manager of Janus Henderson Select Value Fund, which he has co-managed since April 2013. Mr. Perkins joined Perkins in June 2002 as a research analyst covering real estate investment trusts and homebuilding stocks. He holds a Bachelor of Arts degree in History, with minors in Economics and Chinese, from Middlebury College, a Master’s degree from Stanford University, and a Master of Business Administration from University of California Berkeley’s Haas School of Business.
43	Janus Investment Fund

Janus Henderson Small Cap Value Fund

Co-Portfolio Managers Craig Kempler, Robert H. Perkins, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.
Craig Kempler, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since October 2017. Mr. Kempler joined Perkins in May 2005 as a research analyst. Mr. Kempler holds a Bachelor of Arts degree in Economics and Political Science from Denison University and a Master of Business Administration in Finance and Accounting from Ohio University. Mr. Kempler holds the Chartered Financial Analyst designation.
Robert H. Perkins is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund. Mr. Perkins has managed or co-managed Janus Henderson Small Cap Value Fund and the Fund’s predecessor since its inception in 1985. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins has been a portfolio manager since 1970. He holds a Bachelor of Science degree in Business from Miami University.
Justin Tugman, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and Perkins each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
44	Janus Investment Fund

Other information

CLOSED FUND POLICIES
A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
45	Janus Investment Fund

Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its
46	Janus Investment Fund

operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Fund, if you hold Class I Shares or Class N Shares directly with Janus Capital) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares or Class N Shares directly with Janus Capital in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
47	Janus Investment Fund

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
48	Janus Investment Fund

Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Funds offer multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” in this Shareholders Guide for additional details.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, Janus Capital or its affiliates. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by Janus Henderson Distributors including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.
49	Janus Investment Fund

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares or Class N Shares held directly with Janus Capital, please contact a Janus Henderson representative at 1-800-333-1181.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading”
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section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Choosing a share class
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.
You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
51	Janus Investment Fund

Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
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Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500 (None for defined contribution plans)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

(1)	May be waived under certain circumstances.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Henderson Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00% (1)
Class S Shares	0.25%
Class R Shares	0.50%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class S Shares, Class R Shares, and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Capital. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.
For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Payments to financial intermediaries by Janus Capital or its affiliates
From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top
54	Janus Investment Fund

100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares and Class N Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Capital, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a
55	Janus Investment Fund

Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative, if you hold Class I Shares or Class N Shares directly with a Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus Capital. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class N Shares
For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-deferred accounts or accounts held through certain wrap programs may not be subject to this minimum. For institutional investors investing directly with a Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored
56	Janus Investment Fund

retirement plans. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.
Class R Shares
Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:
•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
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•	0.25% on amounts of $10,000,000 and above.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Waiver or Reduction of Class A Shares Sales Charge
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributors to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; and (ii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. To facilitate the waiver of a sales charge, Janus Henderson Distributors requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Funds and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation.  You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
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Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janushenderson.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify a Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or
59	Janus Investment Fund

enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. In addition, Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares or Class N Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In
60	Janus Investment Fund

addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however, the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
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•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and
62	Janus Investment Fund

redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
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•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus Capital) to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Capital, if you hold Class I Shares or Class N Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Capital) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Capital) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Large Cap Value Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.67	$16.16	$16.90	$15.62	$13.44
Income from investment operations:
Net investment income/(loss)	0.20 (1)	0.22 (1)	0.21 (1)	0.28 (1)	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.91	0.09	0.18	2.64	2.48
Total from investment operations	2.11	0.31	0.39	2.92	2.63
Less distributions:
Dividends from net investment income	(0.24)	(0.21)	(0.24)	(0.15)	(0.18)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.33)	(0.80)	(1.13)	(1.64)	(0.45)
Net asset value, end of period	$16.45	$15.67	$16.16	$16.90	$15.62
Total return	13.96%	2.16%	2.14%	19.70%	19.96%
Net assets, end of period (in thousands)	$3,057	$3,823	$3,952	$3,603	$3,390
Average net assets for the period (in thousands)	$3,405	$3,491	$3,806	$3,600	$3,182
Ratio of gross expenses to average net assets	0.97%	0.96%	0.95%	0.90%	1.15%
Ratio of net expenses to average net assets	0.97%	0.93%	0.93%	0.81%	1.14%
Ratio of net investment income/(loss) to average net assets	1.23%	1.40%	1.25%	1.71%	1.05%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson Large Cap Value Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.43	$15.99	$16.67	$15.44	$13.28
Income from investment operations:
Net investment income/(loss)	0.09 (1)	0.09 (1)	0.15 (1)	0.16 (1)	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.89	0.09	0.17	2.62	2.44
Total from investment operations	1.98	0.18	0.32	2.78	2.50
Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.11)	(0.06)	(0.07)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.20)	(0.74)	(1.00)	(1.55)	(0.34)
Net asset value, end of period	$16.21	$15.43	$15.99	$16.67	$15.44
Total return	13.21%	1.33%	1.80%	18.92%	19.08%
Net assets, end of period (in thousands)	$1,911	$2,089	$2,925	$3,252	$3,014
Average net assets for the period (in thousands)	$1,986	$2,395	$3,243	$3,249	$2,740
Ratio of gross expenses to average net assets	1.62%	1.72%	1.29%	1.57%	1.80%
Ratio of net expenses to average net assets	1.62%	1.70%	1.27%	1.55%	1.80%
Ratio of net investment income/(loss) to average net assets	0.58%	0.61%	0.89%	0.98%	0.38%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson Large Cap Value Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.78	$16.26	$17.01	$15.62	$13.41
Income from investment operations:
Net investment income/(loss)	0.19 (1)	0.24 (1)	0.18 (1)	0.22 (1)	0.27
Net gain/(loss) on investments (both realized and unrealized)	1.94	0.08	0.18	2.71	2.34
Total from investment operations	2.13	0.32	0.36	2.93	2.61
Less distributions:
Dividends from net investment income	(0.23)	(0.21)	(0.22)	(0.05)	(0.13)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.32)	(0.80)	(1.11)	(1.54)	(0.40)
Net asset value, end of period	$16.59	$15.78	$16.26	$17.01	$15.62
Total return	13.96%	2.26%	1.95%	19.68%	19.84%
Net assets, end of period (in thousands)	$306	$260	$258	$249	$480
Average net assets for the period (in thousands)	$281	$252	$255	$327	$508
Ratio of gross expenses to average net assets	1.12%	1.14%	1.13%	1.15%	1.19%
Ratio of net expenses to average net assets	0.99%	0.81%	1.11%	0.98%	1.19%
Ratio of net investment income/(loss) to average net assets	1.20%	1.51%	1.06%	1.32%	0.98%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson Large Cap Value Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.64	$16.14	$16.86	$15.62	$13.42
Income from investment operations:
Net investment income/(loss)	0.24 (1)	0.25 (1)	0.25 (1)	0.31 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	1.92	0.08	0.18	2.65	2.37
Total from investment operations	2.16	0.33	0.43	2.96	2.68
Less distributions:
Dividends from net investment income	(0.27)	(0.24)	(0.26)	(0.23)	(0.21)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.36)	(0.83)	(1.15)	(1.72)	(0.48)
Net asset value, end of period	$16.44	$15.64	$16.14	$16.86	$15.62
Total return	14.31%	2.34%	2.42%	19.98%	20.43%
Net assets, end of period (in thousands)	$38,210	$39,119	$40,779	$47,672	$40,943
Average net assets for the period (in thousands)	$37,841	$38,044	$43,597	$44,830	$43,013
Ratio of gross expenses to average net assets	0.71%	0.73%	0.71%	0.64%	0.71%
Ratio of net expenses to average net assets	0.70%	0.70%	0.68%	0.62%	0.71%
Ratio of net investment income/(loss) to average net assets	1.49%	1.62%	1.48%	1.91%	1.47%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
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Janus Henderson Large Cap Value Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.63	$16.13	$16.85	$15.61	$13.43
Income from investment operations:
Net investment income/(loss)	0.27 (1)	0.26 (1)	0.26 (1)	0.31 (1)	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.90	0.09	0.18	2.65	2.53
Total from investment operations	2.17	0.35	0.44	2.96	2.69
Less distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.27)	(0.23)	(0.24)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.38)	(0.85)	(1.16)	(1.72)	(0.51)
Net asset value, end of period	$16.42	$15.63	$16.13	$16.85	$15.61
Total return	14.38%	2.48%	2.46%	19.98%	20.45%
Net assets, end of period (in thousands)	$43,072	$72,618	$78,999	$48,684	$49,186
Average net assets for the period (in thousands)	$64,366	$73,467	$65,449	$46,719	$69,975
Ratio of gross expenses to average net assets	0.61%	0.63%	0.64%	0.64%	0.68%
Ratio of net expenses to average net assets	0.61%	0.61%	0.62%	0.62%	0.68%
Ratio of net investment income/(loss) to average net assets	1.67%	1.71%	1.55%	1.88%	1.52%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
69	Janus Investment Fund

Janus Henderson Large Cap Value Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.56	$16.05	$16.77	$15.55	$13.37
Income from investment operations:
Net investment income/(loss)	0.22 (1)	0.23 (1)	0.22 (1)	0.27 (1)	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.90	0.09	0.18	2.63	2.48
Total from investment operations	2.12	0.32	0.40	2.90	2.65
Less distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.23)	(0.19)	(0.20)
Distributions from capital gains	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)
Total distributions	(1.34)	(0.81)	(1.12)	(1.68)	(0.47)
Net asset value, end of period	$16.34	$15.56	$16.05	$16.77	$15.55
Total return	14.14%	2.28%	2.20%	19.67%	20.21%
Net assets, end of period (in thousands)	$4,549	$5,691	$3,804	$4,094	$3,055
Average net assets for the period (in thousands)	$4,869	$3,962	$4,050	$3,400	$2,531
Ratio of gross expenses to average net assets	0.86%	0.89%	0.89%	0.89%	0.94%
Ratio of net expenses to average net assets	0.85%	0.83%	0.86%	0.86%	0.94%
Ratio of net investment income/(loss) to average net assets	1.35%	1.51%	1.31%	1.68%	1.25%
Portfolio turnover rate	43%	39%	39%	34%	45%

(1)	Per share amounts are calculated using the average shares outstanding method.
70	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.56	$19.87	$25.00	$23.96	$20.93
Income from investment operations:
Net investment income/(loss)	0.11 (1)	0.19 (1)	0.18 (1)	0.26 (1)	0.28
Net gain/(loss) on investments (both realized and unrealized)	2.59	0.29	(0.07)	4.14	3.66
Total from investment operations	2.70	0.48	0.11	4.40	3.94
Less distributions:
Dividends from net investment income	(0.08)	(0.20)	(0.48)	(0.29)	(0.13)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.66)	(3.79)	(5.24)	(3.36)	(0.91)
Net asset value, end of period	$17.60	$16.56	$19.87	$25.00	$23.96
Total return	16.76%	4.05%	0.11%	19.72%	19.33%
Net assets, end of period (in thousands)	$105,784	$135,181	$217,358	$476,695	$896,589
Average net assets for the period (in thousands)	$122,128	$163,545	$313,048	$729,640	$996,195
Ratio of gross expenses to average net assets	0.94%	0.82%	0.84%	0.93%	1.00%
Ratio of net expenses to average net assets	0.93%	0.82%	0.84%	0.93%	0.95%
Ratio of net investment income/(loss) to average net assets	0.61%	1.06%	0.79%	1.06%	0.98%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
71	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.28	$19.55	$24.66	$23.65	$20.74
Income from investment operations:
Net investment income/(loss)	— (1)(2)	0.13 (1)	0.02 (1)	0.08 (1)	0.03
Net gain/(loss) on investments (both realized and unrealized)	2.56	0.29	(0.07)	4.08	3.70
Total from investment operations	2.56	0.42	(0.05)	4.16	3.73
Less distributions:
Dividends from net investment income	—	(0.10)	(0.30)	(0.08)	(0.04)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.58)	(3.69)	(5.06)	(3.15)	(0.82)
Net asset value, end of period	$17.26	$16.28	$19.55	$24.66	$23.65
Total return	16.12%	3.70%	(0.62)%	18.83%	18.45%
Net assets, end of period (in thousands)	$73,433	$83,844	$115,667	$160,595	$189,096
Average net assets for the period (in thousands)	$81,619	$94,474	$140,888	$177,414	$203,923
Ratio of gross expenses to average net assets	1.51%	1.11%	1.54%	1.70%	1.72%
Ratio of net expenses to average net assets	1.51%	1.11%	1.54%	1.68%	1.71%
Ratio of net investment income/(loss) to average net assets	0.03%	0.78%	0.07%	0.35%	0.24%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
72	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.54	$19.84	$24.98	$23.91	$20.90
Income from investment operations:
Net investment income/(loss)	0.10 (1)	0.18 (1)	0.15 (1)	0.25 (1)	0.23
Net gain/(loss) on investments (both realized and unrealized)	2.59	0.31	(0.07)	4.13	3.69
Total from investment operations	2.69	0.49	0.08	4.38	3.92
Less distributions:
Dividends from net investment income	(0.09)	(0.20)	(0.46)	(0.24)	(0.13)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.67)	(3.79)	(5.22)	(3.31)	(0.91)
Net asset value, end of period	$17.56	$16.54	$19.84	$24.98	$23.91
Total return	16.69%	4.07%	(0.01)%	19.65%	19.27%
Net assets, end of period (in thousands)	$200,812	$171,632	$198,232	$387,978	$709,171
Average net assets for the period (in thousands)	$196,518	$173,783	$269,177	$536,193	$770,990
Ratio of gross expenses to average net assets	0.98%	0.87%	0.94%	0.99%	1.02%
Ratio of net expenses to average net assets	0.97%	0.86%	0.94%	0.99%	1.01%
Ratio of net investment income/(loss) to average net assets	0.56%	1.03%	0.68%	1.00%	0.93%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
73	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.39	$19.72	$25.04	$24.02	$20.95
Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.24 (1)	0.25 (1)	0.34 (1)	0.34
Net gain/(loss) on investments (both realized and unrealized)	2.58	0.29	(0.07)	4.15	3.68
Total from investment operations	2.74	0.53	0.18	4.49	4.02
Less distributions:
Dividends from net investment income	(0.15)	(0.27)	(0.74)	(0.40)	(0.17)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.73)	(3.86)	(5.50)	(3.47)	(0.95)
Net asset value, end of period	$17.40	$16.39	$19.72	$25.04	$24.02
Total return	17.16%	4.40%	0.40%	20.07%	19.71%
Net assets, end of period (in thousands)	$963,098	$1,009,681	$1,407,953	$2,290,695	$3,033,537
Average net assets for the period (in thousands)	$970,761	$1,070,715	$1,967,896	$2,674,830	$3,245,850
Ratio of gross expenses to average net assets	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of net expenses to average net assets	0.61%	0.51%	0.57%	0.63%	0.63%
Ratio of net investment income/(loss) to average net assets	0.92%	1.37%	1.10%	1.39%	1.32%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
74	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.35	$19.69	$25.05	$24.03	$20.95
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.25 (1)	0.26 (1)	0.38 (1)	0.31
Net gain/(loss) on investments (both realized and unrealized)	2.57	0.31	(0.06)	4.14	3.74
Total from investment operations	2.74	0.56	0.20	4.52	4.05
Less distributions:
Dividends from net investment income	(0.17)	(0.31)	(0.80)	(0.43)	(0.19)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.75)	(3.90)	(5.56)	(3.50)	(0.97)
Net asset value, end of period	$17.34	$16.35	$19.69	$25.05	$24.03
Total return	17.25%	4.60%	0.51%	20.25%	19.89%
Net assets, end of period (in thousands)	$119,228	$109,571	$281,522	$398,115	$222,244
Average net assets for the period (in thousands)	$95,327	$142,854	$348,342	$306,197	$129,631
Ratio of gross expenses to average net assets	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of net expenses to average net assets	0.48%	0.38%	0.43%	0.49%	0.52%
Ratio of net investment income/(loss) to average net assets	0.99%	1.43%	1.17%	1.57%	1.44%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
75	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class R
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.38	$19.68	$24.86	$23.83	$20.86
Income from investment operations:
Net investment income/(loss)	0.05 (1)	0.13 (1)	0.09 (1)	0.19 (1)	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.57	0.31	(0.06)	4.11	3.69
Total from investment operations	2.62	0.44	0.03	4.30	3.85
Less distributions:
Dividends from net investment income	(0.04)	(0.15)	(0.45)	(0.20)	(0.10)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.62)	(3.74)	(5.21)	(3.27)	(0.88)
Net asset value, end of period	$17.38	$16.38	$19.68	$24.86	$23.83
Total return	16.40%	3.80%	(0.26)%	19.35%	18.97%
Net assets, end of period (in thousands)	$71,118	$72,868	$89,478	$127,464	$163,302
Average net assets for the period (in thousands)	$74,119	$76,746	$106,006	$143,754	$162,747
Ratio of gross expenses to average net assets	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of net expenses to average net assets	1.22%	1.12%	1.19%	1.25%	1.26%
Ratio of net investment income/(loss) to average net assets	0.31%	0.77%	0.43%	0.77%	0.69%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
76	Janus Investment Fund

Janus Henderson Mid Cap Value Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.44	$19.76	$25.05	$24.01	$20.96
Income from investment operations:
Net investment income/(loss)	0.14 (1)	0.22 (1)	0.21 (1)	0.32 (1)	0.32
Net gain/(loss) on investments (both realized and unrealized)	2.58	0.31	(0.06)	4.14	3.67
Total from investment operations	2.72	0.53	0.15	4.46	3.99
Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.68)	(0.35)	(0.16)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.71)	(3.85)	(5.44)	(3.42)	(0.94)
Net asset value, end of period	$17.45	$16.44	$19.76	$25.05	$24.01
Total return	17.00%	4.33%	0.26%	19.96%	19.56%
Net assets, end of period (in thousands)	$1,619,550	$1,717,020	$2,414,536	$3,996,592	$5,584,059
Average net assets for the period (in thousands)	$1,709,661	$1,917,279	$3,167,714	$4,815,160	$6,004,535
Ratio of gross expenses to average net assets	0.72%	0.62%	0.69%	0.74%	0.77%
Ratio of net expenses to average net assets	0.71%	0.59%	0.69%	0.73%	0.76%
Ratio of net investment income/(loss) to average net assets	0.82%	1.29%	0.94%	1.29%	1.19%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
77	Janus Investment Fund

Janus Henderson Select Value Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.20	$12.50	$12.85	$11.76	$10.82
Income from investment operations:
Net investment income/(loss)	0.07 (1)	0.11 (1)	0.09 (1)	0.17 (1)	0.11
Net gain/(loss) on investments (both realized and unrealized)	2.15	0.35	0.31	1.79	1.66
Total from investment operations	2.22	0.46	0.40	1.96	1.77
Less distributions:
Dividends from net investment income	(0.12)	(0.04)	(0.17)	(0.11)	(0.10)
Distributions from capital gains	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total distributions	(0.71)	(0.76)	(0.75)	(0.87)	(0.83)
Net asset value, end of period	$13.71	$12.20	$12.50	$12.85	$11.76
Total return	18.43%	4.22%	3.21%	17.25%	17.16%
Net assets, end of period (in thousands)	$457	$265	$95	$132	$109
Average net assets for the period (in thousands)	$351	$118	$120	$114	$108
Ratio of gross expenses to average net assets	1.21%	1.17%	1.16%	1.34%	1.35%
Ratio of net expenses to average net assets	1.11%	1.01%	1.03%	1.23%	1.21%
Ratio of net investment income/(loss) to average net assets	0.57%	0.96%	0.73%	1.39%	1.13%
Portfolio turnover rate	49%	77%	54%	76%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
78	Janus Investment Fund

Janus Henderson Select Value Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.04	$12.39	$12.72	$11.68	$10.78
Income from investment operations:
Net investment income/(loss)	(0.03) (1)	(0.01) (1)	(0.01) (1)	0.08 (1)	0.03
Net gain/(loss) on investments (both realized and unrealized)	2.09	0.38	0.31	1.78	1.65
Total from investment operations	2.06	0.37	0.30	1.86	1.68
Less distributions:
Dividends from net investment income	(0.08)	—	(0.05)	(0.06)	(0.05)
Distributions from capital gains	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total distributions	(0.67)	(0.72)	(0.63)	(0.82)	(0.78)
Net asset value, end of period	$13.43	$12.04	$12.39	$12.72	$11.68
Total return	17.34%	3.44%	2.43%	16.38%	16.24%
Net assets, end of period (in thousands)	$352	$165	$54	$183	$124
Average net assets for the period (in thousands)	$244	$80	$116	$157	$103
Ratio of gross expenses to average net assets	1.99%	1.98%	1.96%	2.10%	2.05%
Ratio of net expenses to average net assets	1.89%	1.83%	1.83%	1.95%	1.97%
Ratio of net investment income/(loss) to average net assets	(0.23)%	(0.05)%	(0.05)%	0.65%	0.36%
Portfolio turnover rate	49%	77%	54%	76%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
79	Janus Investment Fund

Janus Henderson Select Value Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.21	$12.49	$12.87	$11.77	$10.81
Income from investment operations:
Net investment income/(loss)	0.08 (1)	0.12 (1)	0.07 (1)	0.14 (1)	0.09
Net gain/(loss) on investments (both realized and unrealized)	2.12	0.37	0.33	1.79	1.66
Total from investment operations	2.20	0.49	0.40	1.93	1.75
Less distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.20)	(0.07)	(0.06)
Distributions from capital gains	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total distributions	(0.70)	(0.77)	(0.78)	(0.83)	(0.79)
Net asset value, end of period	$13.71	$12.21	$12.49	$12.87	$11.77
Total return	18.30%	4.41%	3.18%	16.91%	16.91%
Net assets, end of period (in thousands)	$82	$54	$52	$15	$13
Average net assets for the period (in thousands)	$74	$51	$43	$14	$12
Ratio of gross expenses to average net assets	1.34%	1.27%	1.23%	1.65%	1.52%
Ratio of net expenses to average net assets	1.12%	0.89%	1.10%	1.45%	1.40%
Ratio of net investment income/(loss) to average net assets	0.60%	1.02%	0.54%	1.11%	0.94%
Portfolio turnover rate	49%	77%	54%	76%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
80	Janus Investment Fund

Janus Henderson Select Value Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.24	$12.54	$12.90	$11.80	$10.83
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.14 (1)	0.13 (1)	0.22 (1)	0.15
Net gain/(loss) on investments (both realized and unrealized)	2.13	0.36	0.32	1.81	1.67
Total from investment operations	2.25	0.50	0.45	2.03	1.82
Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.23)	(0.17)	(0.12)
Distributions from capital gains	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total distributions	(0.71)	(0.80)	(0.81)	(0.93)	(0.85)
Net asset value, end of period	$13.78	$12.24	$12.54	$12.90	$11.80
Total return	18.66%	4.50%	3.58%	17.76%	17.61%
Net assets, end of period (in thousands)	$74,413	$70,980	$70,486	$80,260	$64,631
Average net assets for the period (in thousands)	$70,351	$68,578	$71,660	$72,827	$61,876
Ratio of gross expenses to average net assets	0.93%	0.88%	0.84%	0.89%	0.87%
Ratio of net expenses to average net assets	0.82%	0.72%	0.71%	0.79%	0.87%
Ratio of net investment income/(loss) to average net assets	0.88%	1.19%	1.02%	1.78%	1.46%
Portfolio turnover rate	49%	77%	54%	76%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
81	Janus Investment Fund

Janus Henderson Select Value Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.24	$12.51	$12.87	$11.77	$10.82
Income from investment operations:
Net investment income/(loss)	0.09 (1)	0.12 (1)	0.09 (1)	0.19 (1)	0.13
Net gain/(loss) on investments (both realized and unrealized)	2.14	0.37	0.33	1.81	1.65
Total from investment operations	2.23	0.49	0.42	2.00	1.78
Less distributions:
Dividends from net investment income	(0.12)	(0.04)	(0.20)	(0.14)	(0.10)
Distributions from capital gains	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)
Total distributions	(0.71)	(0.76)	(0.78)	(0.90)	(0.83)
Net asset value, end of period	$13.76	$12.24	$12.51	$12.87	$11.77
Total return	18.48%	4.43%	3.39%	17.52%	17.25%
Net assets, end of period (in thousands)	$10,437	$2,125	$1,326	$2,022	$1,357
Average net assets for the period (in thousands)	$6,057	$1,593	$2,906	$1,595	$1,274
Ratio of gross expenses to average net assets	1.10%	1.02%	1.01%	1.16%	1.11%
Ratio of net expenses to average net assets	1.00%	0.86%	0.89%	1.04%	1.11%
Ratio of net investment income/(loss) to average net assets	0.66%	1.05%	0.72%	1.53%	1.25%
Portfolio turnover rate	49%	77%	54%	76%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
82	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class A
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.64	$22.28	$26.99	$23.62	$21.02
Income from investment operations:
Net investment income/(loss)	0.07 (1)	0.11 (1)	0.14 (1)	0.11 (1)	0.15
Net gain/(loss) on investments (both realized and unrealized)	4.26	(0.03) (2)	0.92	4.71	3.56
Total from investment operations	4.33	0.08	1.06	4.82	3.71
Less distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.02)	(0.15)	(0.21)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.78)	(2.72)	(5.77)	(1.45)	(1.11)
Net asset value, end of period	$23.19	$19.64	$22.28	$26.99	$23.62
Total return	22.16%	1.38%	4.61%	20.92%	18.27%
Net assets, end of period (in thousands)	$53,732	$39,424	$49,599	$89,450	$115,675
Average net assets for the period (in thousands)	$46,728	$39,350	$57,774	$108,703	$128,765
Ratio of gross expenses to average net assets	1.36%	1.36%	1.03%	1.05%	1.00%
Ratio of net expenses to average net assets	1.35%	1.34%	1.03%	1.05%	1.00%
Ratio of net investment income/(loss) to average net assets	0.31%	0.57%	0.57%	0.43%	0.64%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
83	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class C
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.82	$21.49	$26.37	$23.13	$20.57
Income from investment operations:
Net investment income/(loss)	(0.06) (1)	0.03 (1)	(0.02) (1)	(0.07) (1)	(0.15)
Net gain/(loss) on investments (both realized and unrealized)	4.06	(0.04) (3)	0.89	4.61	3.61
Total from investment operations	4.00	(0.01)	0.87	4.54	3.46
Less distributions:
Dividends from net investment income	— (2)	—	—	—	— (2)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Net asset value, end of period	$22.09	$18.82	$21.49	$26.37	$23.13
Total return	21.38%	0.97%	3.94%	20.06%	17.31%
Net assets, end of period (in thousands)	$21,379	$12,975	$12,844	$16,390	$17,316
Average net assets for the period (in thousands)	$17,299	$11,777	$14,245	$16,844	$18,953
Ratio of gross expenses to average net assets	1.94%	1.77%	1.69%	1.79%	1.85%
Ratio of net expenses to average net assets	1.94%	1.77%	1.69%	1.77%	1.80%
Ratio of net investment income/(loss) to average net assets	(0.27)%	0.15%	(0.09)%	(0.29)%	(0.16)%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Less than $0.005 on a per share basis.
(3)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
84	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class S
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.41	$22.07	$26.88	$23.53	$20.97
Income from investment operations:
Net investment income/(loss)	0.06 (1)	0.10 (1)	0.13 (1)	0.10 (1)	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.20	(0.03) (2)	0.91	4.69	3.57
Total from investment operations	4.26	0.07	1.04	4.79	3.69
Less distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.10)	(0.14)	(0.23)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.78)	(2.73)	(5.85)	(1.44)	(1.13)
Net asset value, end of period	$22.89	$19.41	$22.07	$26.88	$23.53
Total return	22.08%	1.38%	4.60%	20.86%	18.19%
Net assets, end of period (in thousands)	$70,490	$56,720	$59,685	$72,148	$80,862
Average net assets for the period (in thousands)	$68,319	$51,668	$65,570	$80,958	$86,346
Ratio of gross expenses to average net assets	1.38%	1.39%	1.06%	1.08%	1.10%
Ratio of net expenses to average net assets	1.38%	1.38%	1.06%	1.08%	1.10%
Ratio of net investment income/(loss) to average net assets	0.29%	0.52%	0.53%	0.40%	0.53%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
85	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class I
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.60	$22.27	$27.09	$23.70	$21.13
Income from investment operations:
Net investment income/(loss)	0.14 (1)	0.18 (1)	0.22 (1)	0.19 (1)	0.25
Net gain/(loss) on investments (both realized and unrealized)	4.24	(0.03) (2)	0.92	4.73	3.54
Total from investment operations	4.38	0.15	1.14	4.92	3.79
Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.21)	(0.23)	(0.32)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.85)	(2.82)	(5.96)	(1.53)	(1.22)
Net asset value, end of period	$23.13	$19.60	$22.27	$27.09	$23.70
Total return	22.50%	1.78%	4.98%	21.31%	18.62%
Net assets, end of period (in thousands)	$1,029,136	$350,777	$516,201	$617,119	$821,829
Average net assets for the period (in thousands)	$791,904	$363,550	$556,326	$767,593	$1,114,888
Ratio of gross expenses to average net assets	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of net expenses to average net assets	1.03%	0.99%	0.67%	0.74%	0.71%
Ratio of net investment income/(loss) to average net assets	0.66%	0.89%	0.93%	0.75%	0.94%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
86	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class N
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.55	$22.25	$27.09	$23.71	$21.14
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.20 (1)	0.25 (1)	0.24 (1)	0.33
Net gain/(loss) on investments (both realized and unrealized)	4.23	(0.03) (2)	0.93	4.72	3.49
Total from investment operations	4.40	0.17	1.18	4.96	3.82
Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.27)	(0.28)	(0.35)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.86)	(2.87)	(6.02)	(1.58)	(1.25)
Net asset value, end of period	$23.09	$19.55	$22.25	$27.09	$23.71
Total return	22.67%	1.88%	5.15%	21.47%	18.78%
Net assets, end of period (in thousands)	$300,685	$175,258	$202,182	$200,869	$251,691
Average net assets for the period (in thousands)	$253,523	$185,180	$200,334	$279,014	$64,999
Ratio of gross expenses to average net assets	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of net expenses to average net assets	0.88%	0.89%	0.56%	0.58%	0.60%
Ratio of net investment income/(loss) to average net assets	0.78%	1.02%	1.03%	0.92%	0.92%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
87	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class R
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.23	$21.88	$26.66	$23.34	$20.81
Income from investment operations:
Net investment income/(loss)	0.01 (1)	0.05 (1)	0.07 (1)	0.04 (1)	0.04
Net gain/(loss) on investments (both realized and unrealized)	4.15	(0.03) (2)	0.90	4.65	3.56
Total from investment operations	4.16	0.02	0.97	4.69	3.60
Less distributions:
Dividends from net investment income	(0.02)	(0.01)	—	(0.07)	(0.17)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.75)	(2.67)	(5.75)	(1.37)	(1.07)
Net asset value, end of period	$22.64	$19.23	$21.88	$26.66	$23.34
Total return	21.78%	1.12%	4.32%	20.56%	17.87%
Net assets, end of period (in thousands)	$35,452	$17,504	$18,692	$23,700	$30,415
Average net assets for the period (in thousands)	$26,130	$16,585	$19,708	$28,330	$31,106
Ratio of gross expenses to average net assets	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of net expenses to average net assets	1.64%	1.64%	1.31%	1.33%	1.34%
Ratio of net investment income/(loss) to average net assets	0.03%	0.27%	0.28%	0.16%	0.29%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
88	Janus Investment Fund

Janus Henderson Small Cap Value Fund – Class T
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.53	$22.21	$27.04	$23.65	$21.08
Income from investment operations:
Net investment income/(loss)	0.12 (1)	0.15 (1)	0.19 (1)	0.17 (1)	0.20
Net gain/(loss) on investments (both realized and unrealized)	4.22	(0.03) (2)	0.92	4.72	3.55
Total from investment operations	4.34	0.12	1.11	4.89	3.75
Less distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.19)	(0.20)	(0.28)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.82)	(2.80)	(5.94)	(1.50)	(1.18)
Net asset value, end of period	$23.05	$19.53	$22.21	$27.04	$23.65
Total return	22.39%	1.63%	4.85%	21.20%	18.44%
Net assets, end of period (in thousands)	$805,793	$565,214	$562,317	$707,642	$846,044
Average net assets for the period (in thousands)	$721,659	$510,577	$617,628	$773,664	$880,189
Ratio of gross expenses to average net assets	1.13%	1.14%	0.81%	0.83%	0.85%
Ratio of net expenses to average net assets	1.13%	1.13%	0.81%	0.83%	0.84%
Ratio of net investment income/(loss) to average net assets	0.55%	0.78%	0.79%	0.65%	0.79%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
89	Janus Investment Fund

Appendix A – intermediary sales charge waivers and discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or Statement of Additional Information. You should contact your Merrill Lynch representative to determine whether any of the following apply to your situation. Other intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform for fee-based accounts (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Shareholders redeeming Class A or Class C shares through a Merrill Lynch platform or account will be eligible for only the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s prospectus.
Shares redeemed following the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Redemptions that constitute a return of excess contributions from an individual retirement account (“IRA”)
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

90	Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
91	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
92	Janus Investment Fund

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
93	Janus Investment Fund

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
94	Janus Investment Fund

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
95	Janus Investment Fund

short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
96	Janus Investment Fund

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.

▼	October 27, 2017 As Supplemented February 5, 2018
Class L Shares* Ticker
U.S. Equity**
Janus Henderson Mid Cap Value Fund	JMIVX
Janus Henderson Small Cap Value Fund	JSIVX

Janus Investment Fund
*CLASS L SHARES ARE CLOSED
Prospectus
**Previously, each Fund’s name was preceded by “Perkins.” The name change for each Fund was effective on June 5, 2017.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes two portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital”) serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC (“Perkins”).
The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class L Shares (the “Shares”) are offered by this Prospectus. The Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Fund summary
Janus Henderson Mid Cap Value Fund	2
Janus Henderson Small Cap Value Fund	7
Additional information about the Funds
Fees and expenses	11
Additional investment strategies and general portfolio policies	11
Risks of the Funds	15
Management of the Funds
Investment adviser	20
Management expenses	20
Subadviser	22
Investment personnel	23
Other information	25
Distributions and taxes	26
Shareholder’s guide
Pricing of fund shares	28
Payments to financial intermediaries by Janus Capital or its affiliates	29
Purchases	30
Exchanges	31
Redemptions	31
Excessive trading	33
Shareholder communications	35
Financial highlights	36
Glossary of investment terms	38
1	Janus Investment Fund

Fund summary

Janus Henderson Mid Cap Value Fund
Ticker:	JMIVX	Class L Shares*
* Class L Shares are closed.
INVESTMENT OBJECTIVE
Janus Henderson Mid Cap Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class L
Management Fees (may adjust up or down)	0.43%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$ 74	$ 230	$ 401	$ 894

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $1.8 billion to $31.0 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. The Fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.
2	Janus Henderson Mid Cap Value Fund

The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
The Fund may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Mid-Sized Companies Risk.  The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete
3	Janus Henderson Mid Cap Value Fund

transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the period from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.
The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class L Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 16.88%	Worst Quarter: 4th Quarter 2008 – 19.56%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 8.46%.
4	Janus Henderson Mid Cap Value Fund

Average Annual Total Returns(1) (periods ended 12/31/16)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (8/12/98)
Class L Shares
Return Before Taxes	19.34%	11.75%	7.20%	11.88%
Return After Taxes on Distributions	16.59%	8.03%	4.88%	9.79%
Return After Taxes on Distributions and Sale of Fund Shares(2)	13.01%	8.83%	5.48%	9.73%
Russell Midcap® Value Index (reflects no deduction for expenses, fees, or taxes)	20.00%	15.70%	7.59%	9.82%

(1)	Fund returns for periods prior to the Fund’s adoption of share classes reflect a 0.25% 12b-1 fee, which has not been paid by the Class L Shares (formerly named Institutional Shares) since the class commenced investment operations on May 17, 2002.
(2)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
•	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using distributions for the Fund’s Class L Shares (formerly named Institutional Shares) for the periods following April 21, 2003; for Berger Mid Cap Value Fund – Institutional Shares for the period May 17, 2002 to April 17, 2003; and for Berger Mid Cap Value Fund – Investor Shares for periods prior to May 17, 2002. If Class L Shares of the Fund had been available during the periods prior to April 21, 2003, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Thomas M. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since August 1998. Kevin Preloger is Co-Portfolio Manager of the Fund, which he has co-managed since April 2013. Justin Tugman, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since March 2015.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements
Class L Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
5	Janus Henderson Mid Cap Value Fund

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
6	Janus Henderson Mid Cap Value Fund

Fund summary

Janus Henderson Small Cap Value Fund
Ticker:	JSIVX	Class L Shares*
* Class L Shares are closed.
INVESTMENT OBJECTIVE
Janus Henderson Small Cap Value Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class L
Management Fees (may adjust up or down)	0.83%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.10%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class L Shares	$ 112	$ 350	$ 606	$ 1,340

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund’s portfolio managers. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2017, they ranged from approximately $14 million to $5.4 billion. The Fund may also invest in foreign securities, which may include investments in emerging markets. The Fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may
7	Janus Henderson Small Cap Value Fund

invest up to 20% of its net assets in cash or similar investments. From time to time, the Fund may invest in shares of companies through initial public offerings.
The Fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The Fund’s portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Value Investing Risk.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers. When the Fund’s investments in cash, cash equivalents, or similar investments increase due to a lack of favorable investment opportunities or other extraordinary factors, the Fund may not participate in market advances or declines to the same extent that it would if the Fund had been fully invested. The Fund may invest in securities such as repurchase agreements and other short-term debt obligations to generate return on its cash position.
Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Small-Sized Companies Risk.  The Fund’s investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.
Real Estate Securities Risk.  The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Initial Public Offering Risk.  The Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future.
Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in
8	Janus Henderson Small Cap Value Fund

a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.
Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.
Annual Total Returns for Class L Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 23.27%	Worst Quarter: 4th Quarter 2008 – 18.78%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2017 was 7.38%.
Average Annual Total Returns (periods ended 12/31/16)
	1 Year	5 Years	10 Years
Class L Shares
Return Before Taxes	26.60%	13.51%	9.09%
Return After Taxes on Distributions	25.51%	10.66%	6.81%
Return After Taxes on Distributions and Sale of Fund Shares(1)	15.96%	10.22%	6.85%
Russell 2000® Value Index (reflects no deduction for expenses, fees, or taxes)	31.74%	15.07%	6.26%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
The Fund’s primary benchmark index is the Russell 2000® Value Index. The Russell 2000® Value Index is used to calculate the Fund’s performance fee adjustment. The index is described below.
9	Janus Henderson Small Cap Value Fund

•	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
MANAGEMENT
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Perkins Investment Management LLC
Portfolio Managers:  Craig Kempler, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since October 2017. Robert H. Perkins is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Justin Tugman, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since March 2009.
PURCHASE AND SALE OF FUND SHARES
Minimum Investment Requirements
Class L Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.
Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.
10	Janus Henderson Small Cap Value Fund

Additional information about the Funds

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2017.
•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.
•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Henderson Mid Cap Value Fund and 0.72% for Janus Henderson Small Cap Value Fund. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•	“Other Expenses”
°	include an administrative fee based on the average daily net assets of Class L Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Funds’ transfer agent. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio.
°	may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.
•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2018. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver will have a positive effect upon a fund’s performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies.
•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Fund Summary sections, including the types of securities each Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Funds may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
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Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.
Common Stock
Janus Henderson Mid Cap Value Fund’s and Janus Henderson Small Cap Value Fund’s portfolio managers primarily invest in the common stocks of companies whose stock prices are believed to be undervalued. The portfolio managers look for companies with strong fundamentals and competent management.
The portfolio managers generally look for companies with:
•	strong balance sheets and solid recurring free cash flows
•	attractive relative and absolute valuation ratios or that have underperformed recently
•	favorable reward to risk characteristics
The portfolio managers’ philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.
A company may be considered attractively valued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth (“undervalued”). A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for a Fund than those obtained by paying premium prices for companies currently in favor in the market.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm.
Foreign Securities
Each Fund may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure to emerging markets.
12	Janus Investment Fund

High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent a Fund invests in high-yield/high-risk bonds, under normal circumstances, each Fund will limit its investments in high-yield/high-risk bonds to 20% or less of its net assets.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Initial Public Offerings
Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers. Changes are normally made in a Fund’s portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Real Estate-Related Securities
Each Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
Certain funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the fund to collateralize the loan. If a fund is unable to recover a security on loan, the fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the
13	Janus Investment Fund

replacement security by the time the replacement investment is made, resulting in a loss to a fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
Certain funds may engage in short sales. No more than 10% of a fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). A fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund’s losses are potentially unlimited in a short sale transaction. A fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in the fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund’s performance.
A fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the fund to similar risks. To the extent that a fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a fund, which may increase the fund’s volatility.
Special Situations
The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total
14	Janus Investment Fund

return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	debt securities (such as bonds, notes, and debentures)
•	other investment companies (such as exchange-traded funds)
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

Risks of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, the Funds may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Funds, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If
15	Janus Investment Fund

the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
16	Janus Investment Fund

Foreign Exposure Risk.  Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
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Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.
Initial Public Offering Risk.  A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to a Fund, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain portfolios’ performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities issued to any one portfolio may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Liquidity Risk.  A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities.
Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value and may increase brokerage costs.
Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.
Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could
18	Janus Investment Fund

also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.
REIT Risk.  To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Small- and Mid-Sized Companies Risk.  A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
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Management of the Funds

Investment adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of each Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus Capital furnishes certain administration, compliance, and accounting services to the Funds, including providing office space for the Funds and providing personnel to serve as officers to the Funds. The Funds reimburse Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.
Management expenses
Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.
The table below reflects each Fund’s base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory fees paid by a Fund.
As reflected in the table below, the Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Fund’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Fund’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which
20	Janus Investment Fund

is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Fund’s base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year.
As an example, if a Fund outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Fund Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2017)
Janus Henderson Mid Cap Value Fund	0.64	± 4.00%	0.43	0.43
Janus Henderson Small Cap Value Fund	0.72	± 5.50%	0.83	0.83

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that each Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2018. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.
For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:
Fund Name	Benchmark Index
Janus Henderson Mid Cap Value Fund	Russell Midcap® Value Index
Janus Henderson Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate
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is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2018.
Fund Name	Expense Limit Percentage (%)
Janus Henderson Mid Cap Value Fund(1)	0.83
Janus Henderson Small Cap Value Fund(1)	0.91

(1)	The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

Subadviser
Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds, and has served in such capacity since each Fund’s inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds’ investment operations, as well as other mutual funds and separate accounts. Janus Capital owns 100% of Perkins.
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Investment personnel
Janus Henderson Mid Cap Value Fund

Co-Portfolio Managers Thomas M. Perkins, Kevin Preloger, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.
Thomas M. Perkins is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund. Mr. Perkins has co-managed Janus Henderson Mid Cap Value Fund and the Fund’s predecessor since August 1998. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins is Chief Executive Officer of Perkins (since 2015) and has been a portfolio manager since 1974. He joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.
Kevin Preloger is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund, which he has co-managed since April 2013. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Co-Portfolio Manager of Janus Henderson Mid Cap Value Fund, which he has co-managed since March 2015. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Janus Henderson Small Cap Value Fund

Co-Portfolio Managers Craig Kempler, Robert H. Perkins, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.
Craig Kempler, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since October 2017. Mr. Kempler joined Perkins in May 2005 as a research analyst. Mr. Kempler holds a Bachelor of Arts degree in Economics and Political Science from Denison University and a Master of Business Administration in Finance and Accounting from Ohio University. Mr. Kempler holds the Chartered Financial Analyst designation.
Robert H. Perkins is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund. Mr. Perkins has managed or co-managed Janus Henderson Small Cap Value Fund and the Fund’s predecessor since its inception in 1985. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Perkins has been a portfolio manager since 1970. He holds a Bachelor of Science degree in Business from Miami University.
Justin Tugman, CFA, is Co-Portfolio Manager of Janus Henderson Small Cap Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master’s degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.
Conflicts of Interest
Janus Capital and Perkins each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus Capital “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus
23	Janus Investment Fund

Capital “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Capital “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Capital “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Capital “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Capital “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Capital “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.
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Other information

CLOSED FUND POLICIES
Class L Shares of each Fund are closed. Additional information regarding general policies and exceptions for other share classes offered by Janus Capital can be found in the prospectuses for those share classes.
LIQUIDATION/REORGANIZATION OF A FUND
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.
DISTRIBUTION OF THE FUNDS
The Funds are distributed by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
25	Janus Investment Fund

Distributions and taxes

Distributions
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or
26	Janus Investment Fund

before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.
Taxes on Sales or Exchanges
Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income made after June 30, 2014, and payments of gross proceeds from sales of Fund shares and distributions of net capital gains made after December 31, 2018. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.
For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If a Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
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Shareholder’s guide

With certain exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.
The Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.
Although Class L Shares of each Fund are closed, if you are a current Fund shareholder, you may continue to purchase Shares of the Funds through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. However, once an account is closed, additional investments will not be accepted.
The Funds may not be available through your financial intermediary or plan sponsor. Contact your financial intermediary or plan sponsor, or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.
Pricing of fund shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling
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of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Payments to financial intermediaries by Janus Capital or its affiliates
With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms or other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.
For Class L Shares, Janus Capital or its affiliates pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus
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Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Purchases
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
Although Class L Shares of the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Shares of the Funds through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to Financial Intermediaries by Janus Capital or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class L Shares of each Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
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Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Exchanges
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).
•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Redemptions
With certain exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.
Remember that Class L Shares of each Fund are closed, therefore, once an account is closed, additional investments will not be accepted. Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent within three business days following receipt of the redemption order. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond
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seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.
Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
CLOSED FUND POLICIES
Class L Shares of each Fund are closed to new investors. Current investors in Class L Shares may continue to invest in their Fund account, including reinvestment of any dividends or capital gains distributions. However, once an account is closed, additional investments in a Fund will not be accepted. Other share classes offered by the Funds may be available for purchase for investors who meet certain criteria as outlined in the “Shareholder’s Guide” section of the prospectuses for those respective share classes.
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Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”
The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
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Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Fund.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info.
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the
34	Janus Investment Fund

Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
Shareholder communications
Statements and Reports
Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Funds’ fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class L Shares of the Funds (assuming reinvestment of all dividends and distributions).
Janus Henderson Mid Cap Value Fund – Class L
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.69	$19.99	$25.31	$24.26	$21.12
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.24 (1)	0.22 (1)	0.34 (1)	2.82
Net gain/(loss) on investments (both realized and unrealized)	2.69 (2)	0.31	(0.08)	4.18	1.25
Total from investment operations	2.86	0.55	0.14	4.52	4.07
Less distributions:
Dividends from net investment income	(0.15)	(0.26)	(0.70)	(0.40)	(0.15)
Distributions from capital gains	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)
Total distributions	(1.73)	(3.85)	(5.46)	(3.47)	(0.93)
Net asset value, end of period	$17.82	$16.69	$19.99	$25.31	$24.26
Total return	17.62% (2)	4.41%	0.25%	20.02%	19.77%
Net assets, end of period (in thousands)	$8,534	$9,630	$12,608	$22,872	$24,332
Average net assets for the period (in thousands)	$9,323	$10,732	$17,713	$24,042	$29,252
Ratio of gross expenses to average net assets	0.72%	0.63%	0.69%	0.75%	0.77%
Ratio of net expenses to average net assets	0.57%	0.53%	0.69%	0.68%	0.60%
Ratio of net investment income/(loss) to average net assets	0.97%	1.36%	0.96%	1.36%	1.38%
Portfolio turnover rate	53%	65%	49%	51%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.
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Janus Henderson Small Cap Value Fund – Class L
	Years ended June 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.04	$22.73	$27.55	$24.08	$21.45
Income from investment operations:
Net investment income/(loss)	0.17 (1)	0.20 (1)	0.25 (1)	0.23 (1)	0.53
Net gain/(loss) on investments (both realized and unrealized)	4.33	(0.03) (2)	0.94	4.80	3.34
Total from investment operations	4.50	0.17	1.19	5.03	3.87
Less distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.26)	(0.26)	(0.34)
Distributions from capital gains	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)
Total distributions	(0.85)	(2.86)	(6.01)	(1.56)	(1.24)
Net asset value, end of period	$23.69	$20.04	$22.73	$27.55	$24.08
Total return	22.63%	1.85%	5.10%	21.45%	18.74%
Net assets, end of period (in thousands)	$193,771	$195,526	$200,531	$212,533	$230,021
Average net assets for the period (in thousands)	$198,852	$186,026	$195,145	$226,789	$251,154
Ratio of gross expenses to average net assets	1.10%	1.10%	0.77%	0.80%	0.83%
Ratio of net expenses to average net assets	0.91%	0.92%	0.59%	0.61%	0.63%
Ratio of net investment income/(loss) to average net assets	0.77%	0.99%	1.01%	0.87%	1.00%
Portfolio turnover rate	83%	84%	86%	62%	60%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.
Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average
38	Janus Investment Fund

duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
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Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
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Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold
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short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.
The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
janushenderson.com
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-1879.